UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio  45242

(Address of principal executive offices)  (Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports To Stockholders.

WEALTH BUILDING OPPORTUNITY

Ohio National Fund, Inc.

Semiannual Report

JUNE 30, 2012

Ohio National Fund, Inc.

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	2

The following pages contain Performance, Management’s Comments, Change in Value of $10,000 Investment, Portfolio Composition, Top Holdings, and Schedule of Investments for each of the Fund’s Portfolios (Unaudited):

Equity Portfolio	3

Money Market Portfolio	7

Bond Portfolio	10

Omni Portfolio	15

International Portfolio	20

Capital Appreciation Portfolio	25

Millennium Portfolio	30

International Small-Mid Company Portfolio	34

Aggressive Growth Portfolio	39

Small Cap Growth Portfolio	42

Mid Cap Opportunity Portfolio	45

S&P 500® Index Portfolio	49

Strategic Value Portfolio	56

High Income Bond Portfolio	59

Capital Growth Portfolio	68

Nasdaq-100® Index Portfolio	73

Bristol Portfolio	77

Bryton Growth Portfolio	80

U.S. Equity Portfolio	83

Balanced Portfolio	86

Income Opportunity Portfolio	91

Target VIP Portfolio	95

Target Equity/Income Portfolio	99

Bristol Growth Portfolio	102

Statements of Assets and Liabilities (Unaudited)	105

Statements of Operations (Unaudited)	108

Statements of Changes in Net Assets (Unaudited)	111

Financial Highlights (Unaudited)	117

Notes to Financial Statements (Unaudited)	129

Additional Information (Unaudited)	161

Information About Directors and Officers (Unaudited)	163

President’s Message

Dear Investor:

In last year’s President’s Message I wrote: “If you looked only at the returns for some of the larger indexes for the first half of 2011, you would feel pretty good about the world.” As I look back over the first half of 2012, much the same can be said, although the statement is more limited to the United States.

Through the first half of 2012, the S&P 500® Index is up 9.5 percent, despite the strong first-quarter result of 12.6 percent, which means the index was down 2.8 percent for the second quarter. In 2011, we saw similar first-half returns for the S&P, where the first-quarter return of 5.9 percent was followed by a basically flat second-quarter return once dividends were included, resulting in a 6.0 percent first-half return. Then came the summer downgrade of the U.S. sovereign debt rating by Standard and Poor’s and the very difficult third quarter that followed. While the year-to-date returns for 2012 are better than they were a year ago, the world seems to be in a more precarious position.

Problems affecting 2011 returns included the housing markets and home finance, high unemployment, fear of a slowing Chinese economy, growing political acrimony in Washington and the European debt crisis. None of these has been solved; in fact most have gotten worse, with only the housing issue potentially bottoming out. The two largest on the list, the U.S. political environment and the European debt crisis, are clearly in worse shape now than they were a year ago.

As we get closer to the election, both sides of the aisle will try to advance their respective agendas, with neither party expected to be willing to compromise. With the so-called “Fiscal Cliff” — rising taxes to pay for the health care mandate, expiration of the Bush tax cuts and other important tax relief provisions, the payroll tax cut and the first installment of the $1.2 trillion across the board cuts of domestic and defense programs — rapidly approaching, good old-fashioned political compromise would seem to be a good idea. Such political goodwill is likely to be in short supply during a Presidential election year, much to the detriment of us all.

While the political situation in the U.S. sounds grim, the European situation is worse. Last year, relatively minor European economies such as Greece experienced significant fiscal issues. The French and German governments worked very hard to craft a bailout with the hope that this economic contagion would not spread to other larger, more significant European countries.

Unfortunately, this seems to be happening. First, there was a bailout for the Spanish banking sector, followed by that country’s deepening recession and unemployment reaching 24.6 percent. The question one must ask is how long the stronger economies of France and Germany can afford to support the weaker ones.

Last year’s list did not include the issues in the Middle East, which have grown in size due to the turmoil in Syria, a democratic transition in Egypt and Iran’s suspected advances towards nuclear weapons. It could be said that the world is in a more tumultuous place than it was this time last year, yet the markets don’t seem to reflect this. Perhaps this is just the calm before the storm.

This volatility in the marketplace has made it very difficult for active managers to position their portfolios. Portfolios positioned for growth do very well in quarters such as the first quarter of this year but underperform in quarters where the markets fall, as they did in the second

1

quarter. Examples of this are the Equity Portfolio (subadvised by Legg Mason), three of the Suffolk Portfolios (Omni, Bristol and Bryton Growth), Federated’s International Small-Mid Company Portfolio, ICON’s U.S. Equity Portfolio and Jennison’s Capital Appreciation Portfolio. All of these Portfolios were in the top quartile of their peer group in the first quarter, then fell to the last quartile in the second quarter.

Conversely, Portfolios that are more defensively positioned will respond differently. The Millennium Portfolio, sub-advised by Neuberger Berman, Federated’s Strategic Value Portfolio, ICON’s Income Opportunity Portfolio and both First Trust Portfolios (Target VIP and Target Equity/Income) all were in the last quartile during the first quarter but in the top quartile in the second quarter.

This volatility is one of the reasons that we recently asked shareholders to approve a change in the prospectus for the Ohio National Fund. This change allows fund managers more freedom in utilizing current risk management practices. The first such change occurred in the Balanced Portfolio, which now is able to use equity-index derivatives to provide some downside protection in a falling equity market similar to the Income Opportunity Portfolio. While it is still early to assess, the Balanced Portfolio has performed well thus far. It’s very important for you to consult with your financial adviser to make sure your assets are properly diversified.

Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to serving your investment needs.

Sincerely,

Christopher A. Carlson

President

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director

James E. Bushman, Director

George M. Vredeveld, Director

John I. Von Lehman, Director

Madeleine W. Ludlow, Director

Christopher A. Carlson, President

Thomas A. Barefield, Vice President

Dennis R. Taney, Chief Compliance Officer

R. Todd Brockman, Treasurer

Catherine E. Gehr, Assistant Treasurer

Kimberly A. Plante, Secretary

Katherine L. Scott, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

2

Ohio National Fund, Inc.	Equity Portfolio

Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	1.22%
Five years	-8.96%
Ten years	1.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Equity Portfolio returned 6.46% versus 9.49% for the current benchmark, the S&P 500 Index.

Relative Portfolio performance was primarily driven by security selection effects (-219 basis points) and the interaction of sector allocation and security selection (-139 basis points), but was slightly offset by sector allocation (+101 basis points). At the sector level, an overweight of the Financials sector, which outperformed the benchmark, and an underweight of Energy, which underperformed, contributed to the sector allocation effect. On the other hand, an underweight of the Telecommunication Services sector detracted from sector allocation as the sector outperformed the benchmark. At the security level, Apple, Inc., eBay, Inc., Amazon.com, Inc., UnitedHealth Group, Inc., and Microsoft Corp. were the top five contributors, while Marvell Technology Group Ltd., Groupon, Inc., Hess, Ford Motor Co. and Cognizant Technology Solutions Corp. were the top 5 detractors during the first half of 2012.(1)

Despite a recent slowdown in economic indicators, equity markets and the broad economy performed well in the first half of 2012. Once again, the Federal Reserve demonstrated a willingness to provide stimulus in times of domestic financial strain. However, U.S. markets still react strongly to European debt-crisis developments, as fears of financial contagion remain. Policymakers are actively engaged in developing solutions, giving hope for greater clarity and stability to investors. As time drags on, governments and financial institutions are likely to be increasingly better able to cope with potential losses and the deleveraging process. Current U.S. economic conditions are not deteriorating as stock prices would suggest, with GDP (gross domestic product), employment, consumer confidence, and spending showing some improvement.

During the first quarter of 2012, equities continued the upward climb that began at the end of 2011. Markets generally reacted to improving domestic economic data, strong corporate earnings and increasingly positive headlines from Europe. Volatility plummeted throughout the quarter, with the CBOE Volatility Index (VIX) briefly dipping below 15, a level rarely reached since the financial crisis started, before returning to more normal levels.

The second quarter brought an equity sell-off and a slightly deteriorating macroeconomic picture. March, April and May non-farm payrolls missed consensus estimates by wide margins and reports out of China pointed to slowing economic growth in the world’s second largest economy. Reports postulating a “Grexit”, Greece exiting the euro currency, swirled during the quarter but the Greek population ultimately decided to elect the pro-bailout and pro-euro New Democracy party. While the European sovereign crisis remains a significant threat to global markets, it appears that the European Union (EU), the European Central Bank (ECB), and other central banks will continue to buy the additional time needed for European banks to deleverage and take losses in an orderly fashion, while providing financial easing as needed. As conditions deteriorated, heads of state and central banks stood ready to implement policy changes and provide further easing. Spain announced a $24B bailout for troubled lender Bankia, effectively nationalizing Spain’s third-largest banking institution. Finally, during the late June EU summit, leaders decided to speed the creation of a singular regulatory body for banks and bolstered support for EFSF (European Financial Stability Facility) and ESM (European Stability Mechanism), bailout funds for EU members.

In the U.S., the Federal Reserve added $267 billion to “Operation Twist” and extended the program through the end of 2012 due to slowing consumer spending and employment growth. The program aims to lower long-term rates, which should help ease strain on the financial system and spur lending. Finally, the Affordable Care Act, colloquially known as health care reform or “Obamacare,” was upheld after months of debate. Ultimately, the Supreme Court voted five to four in favor of the individual mandate by ruling the mandate a tax, which Congress has the Constitutional power to levy.

The S&P 500 Index ended the first half of the year up 9.5% while the Dow Jones Industrial Average Index finished up 6.8% and the tech-heavy Nasdaq Composite Index climbed 13.3%. Mega caps outperformed their smaller cousins as the S&P 100 Index rose 10.6% compared to the S&P Midcap 400 Index’s 7.9% increase and the small-cap Russell 2000 Index’s 8.5% advance. Growth names edged out their value counterparts by about 130 basis points. The Russell 1000 Growth Index climbed 10.0% compared to the Russell 1000 Value Index’s 8.7% gain.

Groupon, Inc. shares dropped sharply on April 1 after the company restated its fourth-quarter income statement due to an increase in reserve accruals for returns and disclosed that auditors had separately concluded the company had a “material weakness in controls” related to its financial statement reporting process. The stock remained depressed through the second quarter despite management reporting positive earnings in the first quarter above analyst expectations as billings more than doubled and marketing costs decreased as a percentage of sales. We continue to believe the company’s business model is misunderstood by the market and that current prices provide significant upside potential for patient, long-term investors.(1)

Ford Motor Co. shares fell more than 20% in the second quarter despite solid first quarter earnings in excess of estimates and positive comments from management. The company reported record North American operating margins, well above those in 2011, and maintained guidance above consensus for the year. Investors, in our opinion, paid attention to losses in Europe and Asia and traded out of the stock due to weak second-quarter expectations. Our investment case is reaffirmed by Ford Motor Co.’s strong performance in the U.S. and we expect the new global product platform will provide additional tailwinds in global markets. Furthermore, we believe

3	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

management’s recent moves to de-risk Ford’s pension liability is a strong step towards pushing ratings agencies Standard & Poor’s and Moody’s to upgrade Ford Motor Co. to investment grade. This is a move that Fitch made just before Ford Motor Co. released its earnings for the quarter.(1)

Shares of Hess, Inc. were sold after the company’s production guidance caused its share prices to fall. On its fourth-quarter 2011 earnings call in January, management said the company ended 2011 with a peak net rate of 50K barrels of oil per day. These comments were the basis of our initial perception that flat-to-5% production growth target is too conservative for 2012. However, management said on its first-quarter call that Bakken production fell to 42K barrels per day and that they now expect the average for 2012 to be “somewhat lower” than their original estimate.(1)

Fabless semiconductor manufacturer Marvell Technology Group Ltd. detracted from Portfolio performance as skepticism over hard disk drive unit growth weighed on the semiconductor industry. The stock was also negatively impacted by the threat of market share loss in the company’s wireless segment. On the other hand, Marvell posted better-than-expected growth in the first quarter as hard drive disk supply chain normalized and it gained market share in notebook and enterprise drives. We believe the market underestimates Marvell’s growth potential in hard disc drives, solid state drive (SSD) controllers and other future growth opportunities, providing a compelling valuation and significant upside potential.(1)

Shares of online retailer Amazon.com, Inc. contributed to Portfolio performance, as blow-out earnings led to increased share prices. Amazon.com, Inc.’s traditionally razor-thin operating margin widened, pummeling consensus estimates, as revenue mix shifted toward high-margin third-party sales. Prior to the announcement, analysts and investors worried that the introduction of Kindle Fire may have cut deeper into operating margins than management forecast. In addition to the traditional online business, shares of Amazon.com, Inc. offer attractive long-term growth prospects in digital content, cloud computing and local commerce. We believe Amazon.com Inc.’s Kindle Fire device strategy positions the company well to maintain or grow market share of media sales despite ongoing transitions from physical to digital formats.(1)

Ecommerce platform eBay, Inc. added to performance as a beat-and-raise quarter erased fears of a declining “Marketplaces” business. Despite what is arguably a European recession and mixed economic growth in the U.S., Marketplaces managed to post double-digit growth in non-vehicle gross merchandise value (GMV). Investors had previously worried that the Marketplaces business would continue to lose market share in ecommerce, but we believe management’s prediction of maintaining market share is more than possible if growth remains at current levels. Additionally, PayPal revenue jumped more than 30%, solidifying eBay, Inc.’s spot as a leading payments platform.(1)

Apple, Inc. reported blockbuster results for its fiscal first quarter, sending the stock on a tear to above $600 per share. The tech giant reported earnings nearly 40% above consensus estimates as iPhones and iPads units sold more than doubled over last year, and gross margin expanded over 600 basis points. The company continues to develop new products with fanatic subsequent demand and has significant room to grow internationally, most specifically in China. Shares of Apple, Inc. cooled off during the second quarter, but the tech giant remains one of the best year-to-date performers that trades at attractive valuations.(1)

We continue to be optimistic about the outlook for stocks heading into the second half of 2012. While the current environment offers ample reasons for worry, including high unemployment, continued housing market weakness and the ongoing EuroZone sovereign debt concerns, we regard these risks as manageable in most circumstances. Once again, the Federal Reserve demonstrated a willingness to provide stimulus in times of domestic financial strain. Additionally, European policymakers are actively engaged in developing solutions for the debt crisis, giving hope for greater clarity and stability to investors.

Current U.S. economic conditions are not deteriorating as stock prices would suggest, with GDP (gross domestic product), employment, consumer confidence, and spending showing some improvement. Even though the U.S. economy continues to grow, albeit at a pace lower than we’d like, the market in aggregate is discounting little to no long-term earnings growth based on our research. In our opinion, the U.S. economy is getting better, although at a moderate pace.

Despite the slowing economy and lingering debt issues, corporate profits are growing and are on pace for another record year. Specifically, first-quarter earnings grew 7% year-over-year and second quarter results jumped 2%. Two-thirds of all companies in the S&P 500 Index beat operating earnings estimates during the first quarter of 2012. Additionally, cash is at record levels on corporate balance sheets and buybacks remain strong. In addition to strong share buyback activity, over half of the S&P 500 Index members sport a dividend yield in excess of the 10-year U.S. Treasury, yet the S&P is trading at a below-average price to earnings level of 13.5x based on consensus earnings for 2012.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

4	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	98.2
Preferred Stocks (3)	1.3
Money Market Funds Less Net Liabilities	0.5

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	5.2
2. JPMorgan Chase & Co.	3.2
3. PepsiCo, Inc.	3.1
4. Lowe’s Cos., Inc.	2.9
5. Pfizer, Inc.	2.9
6. eBay, Inc.	2.8
7. Chevron Corp.	2.7
8. General Electric Co.	2.7
9. MetLife, Inc.	2.7
10. Philip Morris International, Inc.	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Information Technology	24.6
Financials	18.2
Consumer Discretionary	14.3
Health Care	14.1
Industrials	13.8
Consumer Staples	8.0
Energy	4.9
Materials	1.6

99.5

5

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 98.2%		Shares	Value
CONSUMER DISCRETIONARY – 13.0%
Ford Motor Co. (Automobiles)		486,800	$4,668,412
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		52,700	3,394,934
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	18,200	4,155,970
Groupon, Inc. (Internet & Catalog Retail)	(a)	202,500	2,152,575
Time Warner, Inc. (Media)		110,200	4,242,700
Lowe’s Cos., Inc. (Specialty Retail)		186,400	5,301,216

			23,915,807

CONSUMER STAPLES – 8.0%
PepsiCo, Inc. (Beverages)		81,000	5,723,460
Colgate-Palmolive Co. (Household Products)		38,400	3,997,440
Philip Morris International, Inc. (Tobacco)		55,800	4,869,108

			14,590,008

ENERGY – 4.9%
Chevron Corp. (Oil, Gas & Consumable Fuels)		46,900	4,947,950
ConocoPhillips (Oil, Gas & Consumable Fuels)		54,700	3,056,636
Phillips 66 (Oil, Gas & Consumable Fuels)	(a)	27,350	909,114

			8,913,700

FINANCIALS – 18.2%
BlackRock, Inc. (Capital Markets)		21,300	3,617,166
Fifth Third Bancorp (Commercial Banks)		234,300	3,139,620
Wells Fargo & Co. (Commercial Banks)		135,200	4,521,088
Citigroup, Inc. (Diversified Financial Svs.)		128,800	3,530,408
JPMorgan Chase & Co. (Diversified Financial Svs.)		162,000	5,788,260
Aflac, Inc. (Insurance)		96,805	4,122,925
MetLife, Inc. (Insurance)		158,700	4,895,895
Annaly Capital Management, Inc. (Real Estate Investment Trusts)		219,700	3,686,566

			33,301,928

HEALTH CARE – 14.1%
Celgene Corp. (Biotechnology)	(a)	48,400	3,105,344
Medtronic, Inc. (Health Care Equip. & Supplies)		103,400	4,004,682
Aetna, Inc. (Health Care Providers & Svs.)		63,200	2,450,264
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		63,400	3,708,900
Johnson & Johnson (Pharmaceuticals)		64,400	4,350,864
Pfizer, Inc. (Pharmaceuticals)		227,300	5,227,900
Teva Pharmaceutical Industries Ltd. – ADR (Pharmaceuticals)		75,100	2,961,944

			25,809,898

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 13.8%
United Technologies Corp. (Aerospace & Defense)		56,450	$4,263,669
United Continental Holdings, Inc. (Airlines)	(a)	178,500	4,342,905
Emerson Electric Co. (Electrical Equip.)		48,500	2,259,130
General Electric Co. (Industrial Conglomerates)		235,000	4,897,400
Parker Hannifin Corp. (Machinery)		39,100	3,006,008
Stanley Black & Decker, Inc. (Machinery)		48,600	3,127,896
Norfolk Southern Corp. (Road & Rail)		48,400	3,473,668

			25,370,676

INFORMATION TECHNOLOGY – 24.6%
Cisco Systems, Inc. (Communications Equip.)		193,500	3,322,395
QUALCOMM, Inc. (Communications Equip.)		64,500	3,591,360
Apple, Inc. (Computers & Peripherals)	(a)	16,300	9,519,200
EMC Corp. (Computers & Peripherals)	(a)	145,800	3,736,854
eBay, Inc. (Internet Software & Svs.)	(a)	121,200	5,091,612
Google, Inc. Class A (Internet Software & Svs.)	(a)	4,860	2,819,140
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	60,700	3,642,000
International Business Machines Corp. (IT Svs.)		13,100	2,562,098
Marvell Technology Group Ltd. (Semiconductors & Equip.)		381,000	4,297,680
Texas Instruments, Inc. (Semiconductors & Equip.)		80,800	2,318,152
Microsoft Corp. (Software)		135,500	4,144,945

			45,045,436

MATERIALS – 1.6%
LyondellBasell Industries NV Class A (Chemicals)		72,900	2,935,683

Total Common Stocks (Cost $160,586,702)			$179,883,136

Preferred Stocks – 1.3%		Shares	Value
CONSUMER DISCRETIONARY – 1.3%
General Motors Co. – Series B (Automobiles)	(b)	73,500	$2,440,200

Total Preferred Stocks (Cost $3,150,367)			$2,440,200

Money Market Funds – 0.5%		Shares	Value
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I		968,000	$968,000

Total Money Market Funds (Cost $968,000)			$968,000

Total Investments – 100.0% (Cost $164,705,069)	(c)		$183,291,336
Liabilities in Excess of Other Assets – (0.0)%			(120,526)

Net Assets – 100.0%			$183,170,810

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	This preferred stock is convertible at a 20% conversion premium until 12/01/2013. There is a mandatory conversion at 12/01/2013, at which time the conversion proceeds will be determined by the General Motors, Inc. common share price on that date.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

6

Ohio National Fund, Inc.	Money Market Portfolio

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Commercial Paper (2)	71.4
Asset-Backed Securities (2)	0.8
U.S. Treasury Obligations	3.9
Money Market Funds	7.8
Repurchase Agreements and Other Net Assets	16.1

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. U.S. Bank Repurchase Agreement 0.010%, 07/02/2012	15.5
2. Nestle Capital Corp. 0.020%, 07/02/2012	4.6
3. Prudential Funding LLC 0.050%, 07/02/2012	4.6
4. Federated Prime Cash Obligations Fund – Institutional Class	3.9
5. Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	3.9
6. Chevron Corp. 0.080%, 07/02/2012	3.9
7. Exxon Mobil Corp. 0.070%, 07/06/2012	3.9
8. American Express Credit Corp. 0.070%, 07/11/2012	3.9
9. General Electric Capital Corp. 0.100%, 07/10/2012	3.9
10. Pfizer, Inc. 0.100%, 07/19/2012	3.9

(1)	Composition of Portfolio subject to change.

(2)	Sectors (combined):

% of Net Assets
Financials	24.9
Consumer Staples	16.3
Health Care	15.5
Energy	7.7
Consumer Discretionary	3.9
Materials	3.9

72.2

7

Ohio National Fund, Inc.	Money Market Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Commercial Paper – 71.4%		Rate	Maturity	Face Amount	Amortized Cost
CONSUMER DISCRETIONARY – 3.9%
Walt Disney Co. / The (Media)	(a)	0.110%	07/24/2012	$10,000,000	$9,999,297

CONSUMER STAPLES – 16.3%
Coca-Cola Co. / The (Beverages)	(a)	0.130%	08/17/2012	10,000,000	9,998,303
Wal-Mart Stores, Inc. (Food & Staples Retailing)	(a)	0.120%	07/31/2012	10,000,000	9,999,000
Nestle Capital Corp. (Food Products)	(a)	0.020%	07/02/2012	12,000,000	11,999,993
Procter & Gamble Co. / The (Household Products)	(a)	0.140%	07/16/2012	8,000,000	7,999,533
Procter & Gamble Co. / The (Household Products)	(a)	0.100%	07/05/2012	2,000,000	1,999,978

					41,996,807

ENERGY – 7.7%
Chevron Corp. (Oil, Gas & Consumable Fuels)	(a)	0.080%	07/02/2012	10,000,000	9,999,978
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		0.070%	07/06/2012	10,000,000	9,999,903

					19,999,881

FINANCIALS – 24.1%
American Express Credit Corp. (Consumer Finance)		0.070%	07/11/2012	10,000,000	9,999,806
American Honda Finance Corp. (Consumer Finance)		0.130%	07/25/2012	7,000,000	6,999,393
American Honda Finance Corp. (Consumer Finance)		0.140%	07/25/2012	3,300,000	3,299,692
John Deere Capital Corp. (Consumer Finance)	(a)	0.150%	07/20/2012	10,000,000	9,999,209
Toyota Motor Credit Corp. (Consumer Finance)		0.100%	07/20/2012	10,000,000	9,999,472
General Electric Capital Corp. (Diversified Financial Services)		0.100%	07/10/2012	10,000,000	9,999,750
Prudential Funding LLC (Insurance)		0.050%	07/02/2012	12,000,000	11,999,983

					62,297,305

HEALTH CARE – 15.5%
Merck & Co., Inc. (Pharmaceuticals)	(a)	0.130%	08/06/2012	10,000,000	9,998,700
Pfizer, Inc. (Pharmaceuticals)	(a)	0.100%	07/19/2012	10,000,000	9,999,500
Abbott Laboratories (Pharmaceuticals)	(a)	0.150%	08/28/2012	10,000,000	9,997,583
Johnson & Johnson (Pharmaceuticals)	(a)	0.110%	08/13/2012	10,000,000	9,998,686

					39,994,469

MATERIALS – 3.9%
E.I. du Pont de Nemours & Co. (Chemicals)	(a)	0.160%	08/01/2012	10,000,000	9,998,622

Total Commercial Paper (Cost $184,286,381)					$184,286,381

Asset-Backed Securities – 0.8%		Rate	Maturity	Face Amount	Amortized Cost
FINANCIALS – 0.8%
Ally Auto Receivables Trust 2012-1, Class A1 (Consumer Finance)		0.485%	01/15/2013	$124,212	$124,212
Bank of America Auto Trust 2012-1, Class A1 (Consumer Finance)		0.269%	04/15/2013	553,776	553,777
CNH Equipment Trust 2012-B, Class A1 (Consumer Finance)		0.383%	07/12/2013	1,000,000	1,000,000
Honda Auto Receivables Owner Trust 2011-3, Class A1 (Consumer Finance)		0.398%	10/22/2012	3,595	3,595
Hyundai Auto Receivables Trust 2012-A, Class A1 (Consumer Finance)		0.300%	03/15/2013	473,577	473,577

Total Asset-Backed Securities (Cost $2,155,161)					$2,155,161

U.S. Treasury Obligations – 3.9%		Rate	Maturity	Face Amount	Amortized Cost
U.S. Treasury Bill		0.055%	08/09/2012	$10,000,000	$9,999,404

Total U.S. Treasury Obligations (Cost $9,999,404)					$9,999,404

Money Market Funds – 7.8%				Shares	Value
Federated Prime Cash Obligations Fund – Institutional Class				10,000,000	$10,000,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				10,000,000	10,000,000

Total Money Market Funds (Cost $20,000,000)					$20,000,000

8	(continued)

Ohio National Fund, Inc.	Money Market Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Repurchase Agreements – 15.5%		Rate	Maturity	Face Amount	Amortized Cost
U.S. Bank, Agreement date: 06/29/12, Repurchase price $40,000,033, Collateralized by: Freddie Mac 30 yr. Gold PC Pool #A87842 (FGLMC) 4.500%, Due 08/01/2039 with value of $40,800,584		0.010%	07/02/2012	$40,000,000	$40,000,000

Total Repurchase Agreements (Cost $40,000,000)					$40,000,000

Total Investments – 99.4% (Cost $256,440,946)	(b)				$256,440,946
Other Assets in Excess of Liabilities – 0.6%					1,631,474

Net Assets – 100.0%					$258,072,420

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2012, the value of these securities totaled $121,988,382, or 47.3% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents cost for federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of instruments in this Portfolio.

The accompanying notes are an integral part of these financial statements.

9

Ohio National Fund, Inc.	Bond Portfolio

Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	6.81%
Five years	5.49%
Ten years	5.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Bond Portfolio returned 3.77% versus 4.87% for the current benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The Portfolio under-performed the Merrill Lynch Index by 110 basis points primarily because the duration of the Portfolio was approximately 2.0 years short of the duration of the Merrill Lynch Index during a period in which both Treasury yields declined and credit spreads tightened. The under-weighting of the Portfolio in the banking sector also negatively impacted performance because the banking sector performed very well. The over-weighting in Utilities negatively impacted performance because Utilities under-performed. On the other hand, the slight under-weighting in the Energy and Information Technology sectors marginally benefited performance because these two sectors under-performed. The overall credit quality of the Portfolio had little impact on relative performance because both the Portfolio and the Merrill Lynch Index had an average credit quality of A3 (Moody’s rating).(1)

Because the U.S. economy continued to grow, albeit at a slow rate, the credit quality of the holdings in the Portfolio was maintained. The bonds that performed the poorest did so, generally, because they had very short maturities and not because of any underlying credit problems. The bonds that performed the best were, generally, longer maturity bonds, were from the Financials sector, which performed well during the period, or were bonds whose prices recovered from prior poor performance. The five poorest performing bonds were Buckeye Partners LP, International Business Machines Corp., BlackRock, Inc., Praxair, Inc. and Monsanto Co. The five best performing bonds were Deutsche Bank Capital Funding Trust VII, The Allstate Corp., Bank of America Corp., Computer Sciences Corp. and Telecom Italia Capital SA.(1)

During the first half of 2012, the environment for U.S. credit was good. Credit spreads continued to tighten because U.S. corporate credit quality continued to improve. Treasury yields declined modestly because the U.S. economy showed weaker growth.

U.S. Treasuries continued to be a “safe haven” for investors, given the economic and banking problems in Europe, most notably in Southern Europe.

We expect the growth rate of the U.S. economy to remain weak well into 2013 and for the Federal Reserve to continue its very accommodative stance. This, coupled with the economic problems in Europe, should keep U.S. Treasury yields at very low levels for some time to come. For this reason, the duration of the Portfolio will be lengthened but not to the duration of the Merrill Lynch Index because absolute interest rates are very low, and despite our expectations for continued low interest rates, rates could rise. Because we expect credit spreads to continue tightening in 2012, purchases made for the Portfolio will be skewed toward BBB names, which are slightly lower in quality than the average for the Merrill Lynch index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

10	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Corporate Bonds (3)	91.6
U.S. Treasury Obligations	5.0
Repurchase Agreements and Other Net Assets	3.4

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. United States Treasury Note 2.000%, 11/15/2021	3.6
2. United States Treasury Note 3.375%, 11/15/2019	1.4
3. Fifth Third Bancorp 4.500%, 06/01/2018	1.1
4. UnitedHealth Group, Inc. 6.000%, 02/15/2018	1.1
5. Union Electric Co. 6.400%, 06/15/2017	1.1
6. Kraft Foods, Inc. 6.125%, 02/01/2018	1.1
7. Commonwealth Edison Co. 5.950%, 08/15/2016	1.0
8. Kansas City Power & Light Co. 5.850%, 06/15/2017	1.0
9. CSX Corp. 5.600%, 05/01/2017	1.0
10. Virginia Electric and Power Co. 5.400%, 01/15/2016	1.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Financials	25.8
Utilities	15.7
Industrials	9.0
Consumer Discretionary	8.1
Energy	8.1
Consumer Staples	7.8
Health Care	6.4
Materials	5.3
Telecommunication Services	3.5
Information Technology	1.9

91.6

11

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Corporate Bonds – 91.6%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 8.1%
Newell Rubbermaid, Inc. (Household Durables)		6.250%	04/15/2018	$500,000	$577,097
Comcast Corp. (Media)		5.875%	02/15/2018	750,000	887,939
Discovery Communications LLC (Media)		4.375%	06/15/2021	1,000,000	1,087,911
Discovery Communications LLC (Media)		3.300%	05/15/2022	275,000	278,117
News America, Inc. (Media)		4.500%	02/15/2021	1,250,000	1,372,907
Time Warner Cable, Inc. (Media)		5.850%	05/01/2017	1,000,000	1,176,314
Time Warner, Inc. (Media)		3.150%	07/15/2015	1,250,000	1,319,239
Viacom, Inc. (Media)		4.375%	09/15/2014	1,000,000	1,071,004
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	1,250,000	1,301,670
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	1,000,000	1,153,795
Target Corp. (Multiline Retail)		2.900%	01/15/2022	1,500,000	1,535,839
Home Depot, Inc. / The (Specialty Retail)		5.250%	12/16/2013	1,000,000	1,067,036
Lowe’s Cos., Inc. (Specialty Retail)		3.800%	11/15/2021	1,000,000	1,084,534

					13,913,402

CONSUMER STAPLES – 7.8%
Anheuser-Busch Cos. LLC (Beverages)		5.500%	01/15/2018	750,000	891,214
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	1,000,000	1,182,275
Kroger Co. / The (Food & Staples Retailing)		2.200%	01/15/2017	1,500,000	1,518,387
Wal-Mart Stores, Inc. (Food & Staples Retailing)		1.500%	10/25/2015	1,250,000	1,279,350
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	1,500,000	1,679,769
Hillshire Brands Co. (Food Products)		2.750%	09/15/2015	1,250,000	1,281,235
Kraft Foods, Inc. (Food Products)		6.125%	02/01/2018	1,500,000	1,799,646
Mead Johnson Nutrition Co. (Food Products)		3.500%	11/01/2014	800,000	830,578
Tyson Foods, Inc. (Food Products)	(b)	6.850%	04/01/2016	1,000,000	1,148,750
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	250,000	296,965
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,396,381

					13,304,550

ENERGY – 8.1%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	1,500,000	1,712,281
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	1,000,000	1,135,844
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	995,810
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		5.700%	10/15/2019	1,000,000	1,179,958
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3.250%	05/15/2022	500,000	509,739
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		2.950%	06/01/2015	1,250,000	1,313,041
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	1,000,000	1,030,067
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.250%	02/01/2021	1,000,000	1,078,545
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.125%	02/15/2022	1,000,000	1,044,647
ONEOK Partners LP (Oil, Gas & Consumable Fuels)		3.250%	02/01/2016	1,000,000	1,050,083
Phillips 66 (Oil, Gas & Consumable Fuels)	(a)	4.300%	04/01/2022	1,300,000	1,370,284
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.375%	03/25/2020	1,250,000	1,458,011

					13,878,310

FINANCIALS – 25.8%
BlackRock, Inc. (Capital Markets)		2.250%	12/10/2012	500,000	503,155
Credit Suisse (Capital Markets)		3.500%	03/23/2015	1,250,000	1,296,654
Franklin Resources, Inc. (Capital Markets)		3.125%	05/20/2015	1,000,000	1,050,197
Goldman Sachs Group, Inc. / The (Capital Markets)		6.150%	04/01/2018	1,250,000	1,356,745
Janus Capital Group, Inc. (Capital Markets)	(b)	6.700%	06/15/2017	1,500,000	1,610,704
Jefferies Group, Inc. (Capital Markets)		5.875%	06/08/2014	1,000,000	1,042,750
Morgan Stanley (Capital Markets)		4.750%	04/01/2014	1,250,000	1,261,525
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	1,000,000	1,073,747
State Street Corp. (Capital Markets)		4.375%	03/07/2021	1,250,000	1,422,795
TD Ameritrade Holding Corp. (Capital Markets)		4.150%	12/01/2014	1,000,000	1,057,714
BB&T Corp. (Commercial Banks)		5.200%	12/23/2015	1,000,000	1,101,392
Comerica Bank (Commercial Banks)		5.750%	11/21/2016	1,500,000	1,696,527
Deutsche Bank Capital Funding Trust VII (Commercial Banks)	(a)(c)	5.628%	Perpetual	1,500,000	1,260,000
Fifth Third Bancorp (Commercial Banks)		4.500%	06/01/2018	1,750,000	1,862,184
KeyCorp (Commercial Banks)		5.100%	03/24/2021	500,000	558,648
PNC Funding Corp. (Commercial Banks)		5.250%	11/15/2015	1,500,000	1,653,603
SunTrust Bank (Commercial Banks)		5.000%	09/01/2015	229,000	242,123
Wells Fargo & Co. (Commercial Banks)		4.600%	04/01/2021	1,250,000	1,397,086
Capital One Bank U.S.A. NA (Consumer Finance)		5.125%	02/15/2014	750,000	789,766
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	750,000	842,395
Bank of America Corp. (Diversified Financial Svs.)		5.650%	05/01/2018	1,000,000	1,070,622
Citigroup, Inc. (Diversified Financial Svs.)		6.125%	05/15/2018	1,250,000	1,397,452
General Electric Capital Corp. (Diversified Financial Svs.)		5.625%	05/01/2018	1,000,000	1,150,988
JPMorgan Chase & Co. (Diversified Financial Svs.)		5.150%	10/01/2015	1,500,000	1,610,814

12	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Corporate Bonds – (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS – (continued)
National Rural Utilities Cooperative Finance Corp. (Diversified Financial Svs.)		1.900%	11/01/2015	$1,000,000	$1,025,064
Allstate Corp. / The (Insurance)		5.200%	01/15/2042	500,000	563,782
Assurant, Inc. (Insurance)		5.625%	02/15/2014	1,500,000	1,567,677
Axis Capital Holdings Ltd. (Insurance)		5.750%	12/01/2014	1,000,000	1,060,200
Berkshire Hathaway, Inc. (Insurance)		3.200%	02/11/2015	1,250,000	1,328,069
Hartford Financial Services Group, Inc. (Insurance)		5.375%	03/15/2017	1,500,000	1,596,898
Liberty Mutual Group, Inc. (Insurance)	(a)	5.750%	03/15/2014	1,000,000	1,056,271
Loews Corp. (Insurance)		5.250%	03/15/2016	750,000	831,110
Metropolitan Life Global Funding I (Insurance)	(a)	2.875%	09/17/2012	1,000,000	1,004,241
Prudential Financial, Inc. (Insurance)		6.100%	06/15/2017	1,500,000	1,713,207
StanCorp Financial Group, Inc. (Insurance)		6.875%	10/01/2012	500,000	507,039
Equity One, Inc. (Real Estate Investment Trusts)		6.250%	01/15/2017	1,250,000	1,350,046
HCP, Inc. (Real Estate Investment Trusts)		5.375%	02/01/2021	1,000,000	1,107,723
Mack-Cali Realty LP (Real Estate Investment Trusts)		4.600%	06/15/2013	1,000,000	1,020,372

					44,041,285

HEALTH CARE – 6.4%
Amgen, Inc. (Biotechnology)		4.100%	06/15/2021	1,000,000	1,074,746
Celgene Corp. (Biotechnology)		2.450%	10/15/2015	1,250,000	1,281,401
Baxter International, Inc. (Health Care Equip. & Supplies)		1.800%	03/15/2013	250,000	252,178
Becton Dickinson and Co. (Health Care Equip. & Supplies)		5.000%	05/15/2019	500,000	586,780
Covidien International Finance SA (Health Care Equip. & Supplies)		2.800%	06/15/2015	1,250,000	1,301,811
St Jude Medical, Inc. (Health Care Equip. & Supplies)		2.200%	09/15/2013	1,000,000	1,016,712
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4.875%	11/15/2019	500,000	572,682
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		6.000%	02/15/2018	1,500,000	1,817,284
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3.250%	11/20/2014	300,000	316,302
Abbott Laboratories (Pharmaceuticals)		2.700%	05/27/2015	1,000,000	1,054,280
Merck & Co., Inc. (Pharmaceuticals)		5.000%	06/30/2019	1,000,000	1,200,826
Teva Pharmaceutical Finance II BV / Teva Pharmaceutical Finance III LLC (Pharmaceuticals)		3.000%	06/15/2015	500,000	526,569

					11,001,571

INDUSTRIALS – 9.0%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	878,420
Lockheed Martin Corp. (Aerospace & Defense)		3.350%	09/15/2021	1,000,000	1,035,652
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,421,540
Owens Corning (Building Products)	(b)	6.500%	12/01/2016	1,000,000	1,112,994
Republic Services, Inc. (Commercial Svs. & Supplies)		3.800%	05/15/2018	1,000,000	1,071,233
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	500,000	594,205
Emerson Electric Co. (Electrical Equip.)		4.250%	11/15/2020	1,250,000	1,434,926
Caterpillar, Inc. (Machinery)		5.700%	08/15/2016	1,000,000	1,179,264
Deere & Co. (Machinery)		4.375%	10/16/2019	1,250,000	1,449,721
Illinois Tool Works, Inc. (Machinery)	(a)	3.375%	09/15/2021	500,000	527,269
CSX Corp. (Road & Rail)		5.600%	05/01/2017	1,500,000	1,722,744
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	600,000	608,177
Ryder System, Inc. (Road & Rail)		3.600%	03/01/2016	1,000,000	1,054,447
Union Pacific Corp. (Road & Rail)		4.000%	02/01/2021	1,250,000	1,377,113

					15,467,705

INFORMATION TECHNOLOGY – 1.9%
Cisco Systems, Inc. (Communications Equip.)		2.900%	11/17/2014	300,000	315,674
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	1,500,000	1,605,000
International Business Machines Corp. (IT Svs.)		2.100%	05/06/2013	1,250,000	1,266,863

					3,187,537

MATERIALS – 5.3%
Eastman Chemical Co. (Chemicals)		3.600%	08/15/2022	1,000,000	1,022,041
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	1,044,839
Monsanto Co. (Chemicals)		7.375%	08/15/2012	1,000,000	1,007,256
Praxair, Inc. (Chemicals)		2.125%	06/14/2013	1,250,000	1,267,113
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		3.550%	03/01/2022	1,250,000	1,232,339
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	1,425,000	1,409,339
Rio Tinto Finance U.S.A. Ltd. (Metals & Mining)		1.875%	11/02/2015	1,000,000	1,022,952
Teck Resources Ltd (Metals & Mining)		7.000%	09/15/2012	1,000,000	1,011,272

					9,017,151

TELECOMMUNICATION SERVICES – 3.5%
AT&T, Inc. (Diversified Telecom. Svs.)		3.875%	08/15/2021	1,000,000	1,091,365
AT&T, Inc. (Diversified Telecom. Svs.)		3.000%	02/15/2022	500,000	509,001
Telecom Italia Capital SA (Diversified Telecom. Svs.)		5.250%	10/01/2015	750,000	744,375

13	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Corporate Bonds – (Continued)		Rate	Maturity	Face Amount	Value
TELECOMMUNICATION SERVICES – (continued)
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.600%	04/01/2021	$1,250,000	$1,435,308
America Movil SAB de CV (Wireless Telecom. Svs.)		5.750%	01/15/2015	1,000,000	1,116,518
Rogers Communications, Inc. (Wireless Telecom. Svs.)		5.500%	03/15/2014	1,000,000	1,073,805

					5,970,372

UTILITIES – 15.7%
Appalachian Power Co. (Electric Utilities)		4.600%	03/30/2021	1,000,000	1,123,346
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	1,500,000	1,762,119
Consumers Energy Co. (Electric Utilities)		6.000%	02/15/2014	1,000,000	1,080,355
Duke Energy Corp. (Electric Utilities)		3.350%	04/01/2015	1,250,000	1,321,175
Florida Power Corp. (Electric Utilities)		4.550%	04/01/2020	500,000	576,068
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	1,500,000	1,725,098
Metropolitan Edison Co. (Electric Utilities)		4.875%	04/01/2014	750,000	790,069
Pepco Holdings, Inc. (Electric Utilities)		2.700%	10/01/2015	750,000	770,441
Public Service Electric & Gas Co. (Electric Utilities)		3.950%	05/01/2042	750,000	779,245
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	500,000	522,876
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	475,616	598,487
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	1,500,000	1,801,707
Virginia Electric and Power Co. (Electric Utilities)		5.400%	01/15/2016	1,500,000	1,717,193
Westar Energy, Inc. (Electric Utilities)		4.125%	03/01/2042	500,000	525,806
Xcel Energy, Inc. (Electric Utilities)		4.700%	05/15/2020	1,000,000	1,157,260
AGL Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,160,097
CenterPoint Energy Resources Corp. (Gas Utilities)		5.950%	01/15/2014	500,000	534,732
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,250,000	1,320,134
Spectra Energy Capital LLC (Gas Utilities)		5.500%	03/01/2014	750,000	788,856
Energy Future Competitive Holdings Co. (Ind. Power Prod. & Energy Traders)		7.480%	01/01/2017	472,194	415,296
PSEG Power LLC (Ind. Power Prod. & Energy Traders)		5.000%	04/01/2014	750,000	796,997
TransAlta Corp. (Ind. Power Prod. & Energy Traders)		6.750%	07/15/2012	1,000,000	1,001,663
Alliant Energy Corp. (Multi-Utilities)		4.000%	10/15/2014	1,000,000	1,052,510
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,209,916
LG&E and KU Energy LLC (Multi-Utilities)		4.375%	10/01/2021	1,000,000	1,077,938
NextEra Energy Capital Holdings, Inc. (Multi-Utilities)		2.600%	09/01/2015	1,250,000	1,285,224

					26,894,608

Total Corporate Bonds (Cost $144,161,108)					$156,676,491

U.S. Treasury Obligations – 5.0%		Rate	Maturity	Face Amount	Value
United States Treasury Note		3.375%	11/15/2019	$2,000,000	$2,314,220
United States Treasury Note		2.000%	11/15/2021	6,000,000	6,221,718

Total U.S. Treasury Obligations (Cost $8,302,765)					$8,535,938

Repurchase Agreements – 2.4%		Rate	Maturity	Face Amount	Amortized Cost
U.S. Bank, Agreement date: 06/29/12, Repurchase price $40,029,003, Collateralized by: Freddie Mac 15 yr. Gold Giant PC Pool #G11440 (FGCI) 4.000%, Due 08/01/2018 with value of $4,109,721		0.010%	07/02/2012	$4,029,000	$4,029,000

Total Repurchase Agreements (Cost $4,029,000)					$4,029,000

Total Investments – 99.0% (Cost $156,492,873)	(d)				$169,241,429
Other Assets in Excess of Liabilities – 1.0%					1,775,021

Net Assets – 100.0%					$171,016,450

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2012, the value of these securities totaled $6,096,485, or 3.6% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	These securities are credit sensitive bonds. The coupon rates are variable rates subject to adjustment based on changes in national credit rating agency ratings.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at June 30, 2012.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14

Ohio National Fund, Inc.	Omni Portfolio

Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	-5.26%
Five years	0.74%
Ten years	5.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Omni Portfolio returned 3.35% versus 8.19% for the current benchmark, which is composed of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The under-performance of the Portfolio versus the blended benchmark is the result of several factors, most important of which is the under-performance of the stock portion of the Portfolio compared to the S&P 500 Index. Other factors that contributed to the under-performance include under-performance of the bond portion of the Portfolio versus the Merrill Lynch Index, and holding approximately 3% of the Portfolio in cash equivalents during a period in which both common stocks and bonds had positive total returns. The asset allocation decision to slightly under-weight bonds and over-weight stocks versus the blended index detracted from relative performance because the return on the Portfolio’s bonds exceeded the return on stocks during the period.

The six-month period was very much a story of two different quarters, with the first three months enjoying the biggest first quarter rally in the S&P 500 Index since 1998. In the second quarter the ghost of Europe’s debt dilemma returned. Overall, the future of Europe continues to be grim and this, together with a slowing China, had the effect of dragging down the U.S. market.(1)

For the six-month period, the equity portion of the Portfolio significantly underperformed relative to the S&P 500 Index. The most significant factors to the relative underperformance were the stock selections in the Consumer Discretionary, Energy, and Financials sectors.(1)

The top individual stock contributors to performance were Apple, Inc., Amarin Corp., Citrix Systems, Inc., Lowe’s Cos., Inc. and United Continental Holdings, Inc. The top detractors from stock performance were Forest Oil Corp., Abercrombie & Fitch Co., Stillwater Mining Co., The Warnaco Group, Inc. and Whiting Petroleum Corp.(1)

The bond portion of the Portfolio slightly underperformed the Merrill Lynch Index during the first half of 2012 primarily because the dura-

tion of the Portfolio was approximately 2.4 years short of the duration of the Merrill Lynch Index during a period in which both Treasury yields declined and credit spreads tightened. The under-weighting of the bond portion of the Portfolio in the banking sector also negatively impacted performance because the banking sector performed very well. The over-weighting of the bond portion of the Portfolio in Utilities negatively impacted performance because Utilities under-performed.(1)

Because the U.S. economy continued to grow, albeit at a slow rate, the credit quality of the bonds in the Portfolio was maintained. During the first half of 2012, the bonds that performed the poorest did so because they had very short maturities, and not due to any underlying credit problems. The bonds that performed the best were generally longer maturity bonds, were from the Financials sector which performed well during the period, or were bonds whose prices recovered from prior poor performance. The five poorest performing bonds were Embarq Corp., The Walt Disney Co., MetLife, Inc., Virginia Electric & Power Co. and Duke Capital Corp. The five best performing bonds were Deutsche Bank Capital Funding Trust VII, Bank of America Corp., Computer Sciences Corp., Telecom Italia Capital SA and Discover Financial Services.(1)

In the next six months, China will be looking for a soft economic landing and the U.S. investor may be looking for the possibility of quantitative easing phase 3 in an election year. Forward multiples on stocks remain attractive and the economy and Treasury prices are buoyed by money from the EuroZone. We are positioned to benefit from the return of economic growth that could be imminent and the possibility of large scale European purchases of U.S. equities that may follow behind their purchases of U.S. Treasuries. U.S. Treasury yields are currently very low, and could remain very low for some time to come if economic growth does not increase. For this reason, the duration of the bond portion of the Portfolio will likely be lengthened but not to the duration of the Merrill Lynch Index because absolute interest rates are very low, and despite our expectation for continued low interest rates, rates could rise. Because we expect credit spreads to continue tightening in 2012, purchases of bonds for the Portfolio will likely be skewed toward BBB names.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

15	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	70.8
Corporate Bonds (3)	24.1
U.S. Treasury Obligations	1.1
Money Market Funds and Other Net Assets	4.0

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	3.2
2. Express Scripts Holding Co.	1.6
3. Amarin Corp PLC – ADR	1.6
4. Citigroup, Inc.	1.6
5. Walt Disney Co. / The	1.6
6. Lincoln National Corp.	1.6
7. Chevron Corp.	1.5
8. Hartford Financial Services Group, Inc.	1.5
9. JPMorgan Chase & Co.	1.5
10. QUALCOMM, Inc.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Financials	19.1
Consumer Discretionary	15.9
Industrials	14.8
Information Technology	14.1
Energy	10.1
Health Care	8.7
Utilities	5.0
Consumer Staples	4.0
Materials	1.8
Telecommunication Services	1.4

94.9

16

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 70.8%		Shares	Value
CONSUMER DISCRETIONARY – 13.9%
General Motors Co. (Automobiles)	(a)	21,900	$431,868
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		7,100	308,779
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		4,500	289,890
Whirlpool Corp. (Household Durables)		7,600	464,816
CBS Corp. Class B (Media)		13,500	442,530
Time Warner, Inc. (Media)		10,700	411,950
Walt Disney Co. / The (Media)		10,600	514,100
Lowe’s Cos., Inc. (Specialty Retail)		16,700	474,948
Limited Brands, Inc. (Specialty Retail)		10,800	459,324
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	14,700	407,631
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	8,400	357,672

			4,563,508

CONSUMER STAPLES – 2.0%
PepsiCo, Inc. (Beverages)		4,400	310,904
Kraft Foods, Inc. Class A (Food Products)		9,100	351,442

			662,346

ENERGY – 7.6%
Halliburton Co. (Energy Equip. & Svs.)		16,700	474,113
Schlumberger Ltd. (Energy Equip. & Svs.)		7,400	480,334
Apache Corp. (Oil, Gas & Consumable Fuels)		5,400	474,606
Chevron Corp. (Oil, Gas & Consumable Fuels)		4,800	506,400
Forest Oil Corp. (Oil, Gas & Consumable Fuels)	(a)	30,200	221,366
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	8,500	349,520

			2,506,339

FINANCIALS – 12.5%
BlackRock, Inc. (Capital Markets)		1,600	271,712
Fifth Third Bancorp (Commercial Banks)		35,200	471,680
Wells Fargo & Co. (Commercial Banks)		11,200	374,528
Citigroup, Inc. (Diversified Financial Svs.)		18,800	515,308
JPMorgan Chase & Co. (Diversified Financial Svs.)		14,000	500,220
Hartford Financial Services Group, Inc. (Insurance)		28,500	502,455
Lincoln National Corp. (Insurance)		23,500	513,945
MetLife, Inc. (Insurance)		15,700	484,345
Prudential Financial, Inc. (Insurance)		10,000	484,300

			4,118,493

HEALTH CARE – 7.1%
Amarin Corp PLC – ADR (Biotechnology)	(a)	36,400	526,344
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	9,700	541,551
McKesson Corp. (Health Care Providers & Svs.)		900	84,375
Bristol-Myers Squibb Co. (Pharmaceuticals)		13,300	478,135
Johnson & Johnson (Pharmaceuticals)		5,900	398,604
Merck & Co., Inc. (Pharmaceuticals)		7,000	292,250

			2,321,259

INDUSTRIALS – 12.7%
Honeywell International, Inc. (Aerospace & Defense)		8,400	469,056
FedEx Corp. (Air Freight & Logistics)		5,400	494,694
Delta Air Lines, Inc. (Airlines)	(a)	37,800	413,910
United Continental Holdings, Inc. (Airlines)	(a)	12,100	294,393
Rockwell Automation, Inc. (Electrical Equip.)		4,100	270,846
Pentair, Inc. (Machinery)		11,800	451,704
Snap-On, Inc. (Machinery)		6,700	417,075
Stanley Black & Decker, Inc. (Machinery)		6,600	424,776
Xylem, Inc. (Machinery)		18,200	458,094
Hertz Global Holdings, Inc. (Road & Rail)	(a)	37,100	474,880

			4,169,428

INFORMATION TECHNOLOGY – 13.6%
QUALCOMM, Inc. (Communications Equip.)		8,900	495,552
Apple, Inc. (Computers & Peripherals)	(a)	1,800	1,051,200
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	14,800	460,576
Google, Inc. Class A (Internet Software & Svs.)	(a)	400	232,028
International Business Machines Corp. (IT Svs.)		2,400	469,392
Altera Corp. (Semiconductors & Equip.)		10,600	358,704
Avago Technologies Ltd. (Semiconductors & Equip.)		13,800	495,420
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		19,000	487,160

17	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Citrix Systems, Inc. (Software)	(a)	4,400	$369,336
Microsoft Corp. (Software)		2,200	67,298

			4,486,666

MATERIALS – 1.4%
Air Products & Chemicals, Inc. (Chemicals)		2,300	185,679
Monsanto Co. (Chemicals)		2,400	198,672
Stillwater Mining Co. (Metals & Mining)	(a)	10,500	89,670

			474,021

Total Common Stocks (Cost $23,380,250)			$23,302,060

Corporate Bonds – 24.1%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 2.0%
Daimler Finance North America LLC (Automobiles)		6.500%	11/15/2013	$100,000	$107,230
Comcast Corp. (Media)		5.875%	02/15/2018	150,000	177,588
Discovery Communications LLC (Media)		3.300%	05/15/2022	75,000	75,850
Walt Disney Co. / The (Media)		6.200%	06/20/2014	100,000	110,697
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	75,000	78,100
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	100,000	115,380

					664,845

CONSUMER STAPLES – 2.0%
Anheuser-Busch Cos. LLC (Beverages)		5.500%	01/15/2018	150,000	178,243
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	150,000	177,341
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	150,000	167,977
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	100,000	118,786

					642,347

ENERGY – 2.5%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	150,000	171,228
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	100,000	113,584
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		5.500%	02/01/2017	100,000	109,949
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		5.000%	03/01/2015	150,000	163,948
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	75,000	77,255
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.400%	07/15/2018	150,000	179,796

					815,760

FINANCIALS – 6.6%
Goldman Sachs Group, Inc. / The (Capital Markets)		5.150%	01/15/2014	100,000	103,961
Jefferies Group, Inc. (Capital Markets)		5.875%	06/08/2014	75,000	78,206
Mellon Funding Corp. (Capital Markets)		5.500%	11/15/2018	100,000	115,276
Morgan Stanley (Capital Markets)		4.750%	04/01/2014	100,000	100,922
BB&T Corp. (Commercial Banks)		5.200%	12/23/2015	100,000	110,139
Deutsche Bank Capital Funding Trust VII (Commercial Banks)	(b)(c)	5.628%	Perpetual	100,000	84,000
KeyBank NA (Commercial Banks)		5.700%	11/01/2017	150,000	162,360
PNC Funding Corp. (Commercial Banks)		5.250%	11/15/2015	150,000	165,360
Wells Fargo & Co. (Commercial Banks)		3.500%	03/08/2022	75,000	77,330
Capital One Bank U.S.A. NA (Consumer Finance)		5.125%	02/15/2014	100,000	105,302
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	150,000	168,479
Bank of America Corp. (Diversified Financial Svs.)		5.750%	08/15/2016	150,000	156,124
Citigroup, Inc. (Diversified Financial Svs.)		5.850%	08/02/2016	150,000	163,001
General Electric Capital Corp. (Diversified Financial Svs.)		5.000%	01/08/2016	100,000	110,273
JPMorgan Chase & Co. (Diversified Financial Svs.)		5.150%	10/01/2015	100,000	107,388
Assurant, Inc. (Insurance)		5.625%	02/15/2014	100,000	104,512
Liberty Mutual Group, Inc. (Insurance)	(b)	5.750%	03/15/2014	100,000	105,627
HCP, Inc. (Real Estate Investment Trusts)		6.000%	01/30/2017	150,000	168,220

					2,186,480

HEALTH CARE – 1.6%
WellPoint, Inc. (Health Care Providers & Svs.)		5.875%	06/15/2017	150,000	177,109
Abbott Laboratories (Pharmaceuticals)		5.600%	11/30/2017	150,000	181,574
Hospira, Inc. (Pharmaceuticals)		6.050%	03/30/2017	150,000	169,372

					528,055

INDUSTRIALS – 2.1%
Owens Corning (Building Products)		6.500%	12/01/2016	150,000	166,949
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	75,000	89,131
CSX Corp. (Road & Rail)		5.600%	05/01/2017	150,000	172,274

18	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
ERAC U.S.A. Finance LLC (Road & Rail)	(b)	6.375%	10/15/2017	$150,000	$175,523
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	75,000	76,022

					679,899

INFORMATION TECHNOLOGY – 0.5%
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	150,000	160,500

MATERIALS – 0.4%
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		3.550%	03/01/2022	75,000	73,940
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	75,000	74,176

					148,116

TELECOMMUNICATION SERVICES – 1.4%
AT&T, Inc. (Diversified Telecom. Svs.)		3.000%	02/15/2022	75,000	76,350
Telecom Italia Capital SA (Diversified Telecom. Svs.)		5.250%	10/01/2015	100,000	99,250
America Movil SAB de CV (Wireless Telecom. Svs.)		5.750%	01/15/2015	100,000	111,652
Rogers Communications, Inc. (Wireless Telecom. Svs.)		5.500%	03/15/2014	150,000	161,071

					448,323

UTILITIES – 5.0%
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	150,000	176,212
Consumers Energy Co. (Electric Utilities)		6.000%	02/15/2014	100,000	108,036
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	150,000	172,510
Nevada Power Co. (Electric Utilities)		5.950%	03/15/2016	150,000	171,882
Pennsylvania Electric Co. (Electric Utilities)		6.050%	09/01/2017	150,000	170,958
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	150,000	180,171
Westar Energy, Inc. (Electric Utilities)		4.125%	03/01/2042	75,000	78,871
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	75,000	79,208
Spectra Energy Capital LLC (Gas Utilities)		5.500%	03/01/2014	100,000	105,181
PSEG Power LLC (Ind. Power Prod. & Energy Traders)		5.000%	04/01/2014	100,000	106,266
Southern Power Co. (Ind. Power Prod. & Energy Traders)		4.875%	07/15/2015	100,000	109,551
American Water Capital Corp. (Water Utilities)		6.085%	10/15/2017	150,000	175,812

					1,634,658

Total Corporate Bonds (Cost $7,129,655)					$7,908,983

U.S. Treasury Obligations – 1.1%		Rate	Maturity	Face Amount	Value
United States Treasury Note		3.375%	11/15/2019	$300,000	$347,133

Total U.S. Treasury Obligations (Cost $312,517)					$347,133

Money Market Funds – 3.3%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				1,101,000	$1,101,000

Total Money Market Funds (Cost $1,101,000)					$1,101,000

Total Investments – 99.3% (Cost $31,923,422)	(d)				$32,659,176
Other Assets in Excess of Liabilities – 0.7%					227,164

Net Assets – 100.0%					$32,886,340

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2012, the value of these securities totaled $365,150, or 1.1% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at June 30, 2012.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

19

Ohio National Fund, Inc.	International Portfolio

Objective/Strategy

The International Portfolio seeks long-term growth of capital by investing at least 80% of its assets in securities of foreign companies.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	-14.91%
Five years	-4.64%
Ten years	3.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the International Portfolio returned 6.20% versus 2.77% for the current benchmark, the MSCI All Country World ex-USA Index (Net-USD).

In the first half of the year, global equity markets reacted to sluggish global growth, European concerns, and a moderating U.S. economy. However, central bankers intervened and European finance ministers worked on solutions. Global equity markets began the year with their best start since 1998, only to give back nearly 13% in April and May. In June there was a modest recovery of close to 6%. The recovery was led by attractive valuations, corporate earnings still on track for growth this year, and investors adding risk after the sharp sell-off in April and May. Crisis triggered response, and politicians were pushed to make progress on reforms. On the final day of the period, European leaders announced that bailout funds could be directly injected into banks to stabilize Euro-area concerns. In addition, Central bankers offered support for the equity markets. The Federal Reserve and the European Central Bank hinted at the end of the period of new quantitative easing type measures if Europe gets worse. Valuations are the key reason that the markets recovered at the end of the period as Europe was close to a 30-year trough, interest rates remained accommodative, and inflation was benign in the quarter.

The slowdown in Europe, mixed economic data in the U.S., and export weakness in emerging markets caused global GDP (gross domestic product) growth forecasts to decline for 2012. The GDP forecast of Germany, Europe’s largest economy, remained positive at 0.9% as unemployment is at a record 20-year low. German corporate profits are near all time highs as the country has benefitted from a weak Euro and low interest rates. Despite growth concerns in the EuroZone, companies possess strong balance sheets and valuations remain low. Continued low interest rates, a weak Euro, and falling oil prices will support the EuroZone economy. Further north, Scandinavian countries remain robust, with Norway’s 2012 GDP estimates increasing to 2.9% and Denmark’s to 0.6%.

Globally, Industrials generally have strong balance sheets. Industrials have restored their cash holdings, as a percent of assets, to levels last seen during the business-friendly mid-1990s. Since the

Lehman crisis, banks have reduced their lending and Industrials simultaneously have cut costs to improve their aggregate balance sheets. Some industrial companies reduced working capital in order to preserve cash. As global growth slowly resumed, companies have increased their cash levels and strengthened their balance sheets. This is a key positive as a new replacement cycle begins and companies begin to deploy capital and increase expenditures on labor, equipment and plants.

Central banks outside Europe continued to remain accommodative in order to facilitate economic growth, as they coordinated policies to reduce the potential for tail risks like those seen in 2008. In March, China’s Premier announced at the opening of the National People’s Congress that economic growth for 2012 will be targeted at 7.5% as the country shifts from an export to domestic led economy. However, China’s economic growth remains robust with expected growth of 8.1% in 2012 after the People’s Bank of China eased lending rates by 25bp to 6.31%. Likewise, the U.S. Federal Reserve extended Operation Twist until the end of the year, adding $267 billion in bond purchases. In Latin America, Brazil lowered its key SELIC rate (Brazil’s Central Bank overnight rate) by another 125bps, from 9.75% to 8.5%.

MSCI Emerging Markets (+3.93%) modestly outperformed MSCI Developed Markets (+2.96%), as measured by the MSCI EAFE Index. Top performing developed economies included Belgium (+19.34%), Denmark (+14.17%), New Zealand (+7.08%), and Germany (+5.89%). Top performing emerging economies included the Philippines (25.86%), Thailand (+14.36%), Mexico (+14.31%) and Hungary (+13.78%). As measured by the Trade Weighted Dollar Index, the U.S. Dollar strengthened (+1.53%) during the period on rising concerns over Europe’s ongoing financial crisis.

Country allocation remained the primary driver of relative performance for the first half. Our country ranking process seeks to identify strong economies trading at reasonable valuation levels and favorable macroeconomic outlooks. The Portfolio maintained exposure to select healthy and high sovereign quality markets, both developed and emerging.

In Europe, our German shares, which represented the Portfolio’s largest overweight allocation, positively impacted the Portfolio’s relative performance as the German economy continued to experience export growth while record low unemployment levels contributed positively to economic growth. Companies such as Continental AG (+36.11%), Hannover Rueckversicherung AG (+25.32%) and Leoni AG (+19.44%) benefitted from a resilient domestic economy and continued global demand. Norway, the Portfolio’s second largest overweight allocation, contributed to Portfolio performance as companies benefitted most from the industrial cycle recovery. Many of the general economic headwinds did not impact Norway as it maintained strong country trade balance and a positive current account surplus. Examples of our top quality companies that outperformed in the high quality region include: TGS Nopec Geophysical Co. A.S.A. (+25.83%), Fred Olsen Energy A.S.A. (+17.25%) and Seadrill (+11.07%).(1)

In Asia, the Portfolio’s exposure to South Korea also contributed positively to the Portfolio’s relative performance. South Korea, a key overweight for the Portfolio, continued to benefit from a favorable currency and export growth as Industrials and electronics manufacturers experienced strong demand. Portfolio holdings such as Samsung Heavy Industries Co. Ltd. (+34.47%), Samsung Electronics Co. (+14.18%) and Kia Motors Corp. (+12.64%) outperformed during the first half as orders remained strong amid solid backlogs and new product cycles.(1)

20	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Our stock selection among Japanese holdings contributed negatively to relative performance because the country’s exporters were negatively impacted by Yen strength in the period. Companies with strong long-term growth prospects, such as Mitsubishi Chemical Holdings, Corp (-19.74%), Daiichi Sankyo Co, Ltd. (-13.73%) and Nippon Steel Co. (-9.72%) fell during the quarter.(1)

In Latin America, the key decision to overweight Mexico contributed positively to Portfolio performance. Mexico’s close ties to the U.S. and within Latin America have turned it into a leading emerging market economy. Companies supported by the growth in domestic consumption included: Grupo Financiero Banorte S.A.B. de C.V. (+70.87%), Grupo Aeroportuario del Sureeste S.A.B. de C.V. (+44.39%) and Alfa S.A. de C.V. (+48.00%). Meanwhile, the overweight position in Brazil was the Portfolio’s largest headwind in the first half. The Brazilian Real fell as Brazil’s central bank sought to depreciate the currency in order to aid industrial competitiveness and stimulate corporate earnings. This was problematic for some Brazil holdings, particularly commodity related companies, such as Vale S.A. (-3.31%) and Petroleo Brasileiro S.A. (-21.21%), which negatively impacted performance.(1)

We are consistently applying our long-term methodology that seeks to identify countries and stocks with growth and stability in earnings and cash flows. Our country ranking process seeks to identify strong economies trading at reasonable valuation levels with favorable macroeconomic outlooks. We continue to find country and stock holdings that are attractive for the long-term. The latest research shows that country effects have become more influential in a well-diversified international portfolio. Portfolio management believes the greater importance of country allocation is likely to persist given the increasing fundamental divergences between countries (even within the EuroZone) and increased macro-economic instability related to sovereign indebtedness.

The Portfolio maintained exposure to select healthy, high quality developed markets. Our highest conviction over-weighted investments include Germany and Norway while we underweighted European peripheral, debt-laden economies such as Spain, Ireland and Portugal. The Portfolio maintained its overweight in Germany on the belief that long-term fundamentals will be the key driver of stock returns and that German shares will benefit from continued low European Central Bank rates and a weaker Euro. The Portfolio is over-weighted in Norway as the country has strong public finances and is benefiting most from the boom in off-shore oil and gas drilling.(1)

The Portfolio continued to invest in Japan, primarily by selectively owning companies oriented towards a more globalized chain of production and demand. Japan continues to recover from last year’s natural disaster and supply chain disruptions. Portfolio management believes the trajectory in the mid/longer term is for positive economic growth, both from cyclical and structural spending. Supportive monetary stimulus from the Bank of Japan and a weaker yen provide additional support for Japanese stocks.(1)

The Portfolio maintained its overweight in emerging markets, many of which are healthier in terms of economic conditions relative to their developed counterparts. Developing economies typically are creditor nations, whereas the advanced economies increased their debt burdens. The Portfolio’s overweight is spread among several top-quality emerging countries such as South Korea, China, Brazil and Mexico. These markets continue to benefit not only from stronger growth dynamics, driven by both export and domestic demand, but they have been rewarded for their superior fiscal and debt positions. We expect this to continue. At the end of the period, our emerging markets weight stood at 40.1%. Excluding South Korea, which some key benchmark providers consider a developed market, our emerging market weight was 28.9%.(1)

The Portfolio entered the second half over-weighted in China, primarily by owning companies that focus on China’s growing domestic consumption economy rather than on exporters. While pockets of China’s economy may be slowing, the Portfolio managers believe that China’s domestic economy is strengthening due to a growing middle class and that many segments of China continue to experience an economic upturn. (1)

We continue to monitor our investment universe for signs of countries and companies with poor credit quality (or unmanageable debt levels), preferring to focus on countries and companies with strategic expansion opportunities. As developed economies continue to adjust to new debt levels and investors continue to fear a reoccurrence of 2008, markets will likely continue to be volatile. However, as long-term investors, we feel that fundamentals are supportive of global growth. We expect the winners to maintain higher profitability and gain market share, while the weaker players, who continue to struggle to gain footing, will underperform. Governments and central banks are responding, and we expect financial conditions to remain accommodative for some time to come.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. Currently, the MSCI All Country World Index consists of 24 developed and 21 emerging market country indices.

21	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	89.4
Preferred Stocks (3)	0.5
U.S. Treasury Obligations	0.1
Money Market Funds and Other Net Assets	10.0

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Samsung Electronics Co. Ltd.	3.2
2. Siemens AG	2.8
3. Statoil ASA	2.7
4. Hyundai Motor Co.	2.3
5. Yara International ASA	2.1
6. America Movil SAB de CV – ADR	2.0
7. HSBC Holdings PLC	1.9
8. Kia Motors Corp.	1.9
9. Grupo Financiero Banorte SAB de CV	1.9
10. Fomento Economico Mexicano SAB de CV – ADR	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings (combined):

% of Net Assets
Japan	13.9
Germany	13.8
Mexico	10.9
South Korea	10.4
Norway	8.2
Brazil	7.8
United Kingdom	7.7
Denmark	4.0
China	2.9
Italy	1.8

22

Ohio National Fund, Inc.	International Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 89.4%		Shares	Value
Japan – 13.9%
Aisin Seiki Co. Ltd.	(b)	20,000	$668,557
Asahi Kasei Corp.	(b)	355,000	1,924,316
Astellas Pharma, Inc.	(b)	15,000	654,581
Chugai Pharmaceutical Co. Ltd.	(b)	40,000	758,290
Daiichi Sankyo Co. Ltd.	(b)	95,600	1,611,993
Gunze Ltd.	(b)	145,000	397,425
Hitachi Ltd.	(b)	230,000	1,418,143
Japan Tobacco, Inc.	(b)	56,400	1,670,886
Kaneka Corp.	(b)	251,000	1,388,151
Kuraray Co. Ltd.	(b)	61,500	797,007
Mitsubishi Chemical Holdings Corp.	(b)	101,500	447,442
Murata Manufacturing Co. Ltd.	(b)	23,000	1,209,813
Nidec Corp.	(b)	15,700	1,193,731
Nippon Steel Corp.	(b)	470,000	1,066,038
Nitto Denko Corp.	(b)	35,000	1,499,565
Shionogi & Co. Ltd.	(b)	115,000	1,563,629
Shiseido Co. Ltd.	(b)	95,000	1,499,060
Sumitomo Electric Industries Ltd.	(b)	152,000	1,894,053
Taiyo Nippon Sanso Corp.	(b)	169,000	987,418
Takeda Pharmaceutical Co. Ltd.	(b)	27,700	1,257,631

			23,907,729

Germany – 13.8%
Allianz SE	(b)	26,400	2,655,438
BASF SE	(b)	35,100	2,440,657
Bayer AG	(b)	7,800	562,062
Bayerische Motoren Werke AG	(b)	21,900	1,584,856
Continental AG	(b)	12,700	1,058,682
Daimler AG	(b)	65,000	2,921,060
Deutsche Telekom AG	(b)	61,200	670,717
Deutsche Wohnen AG	(b)	39,250	659,997
Fresenius SE & Co. KGaA	(b)	4,900	507,334
Hannover Rueckversicherung AG	(b)	25,600	1,524,953
Leoni AG	(b)	12,800	488,301
Muenchener Rueckversicherungs AG	(b)	17,710	2,498,952
RWE AG	(b)	15,000	613,418
Siemens AG	(b)	56,314	4,731,899
Suedzucker AG	(b)	22,500	798,197

			23,716,523

Mexico – 10.9%
Alfa SAB de CV		121,000	1,933,867
America Movil SAB de CV – ADR		131,200	3,419,072
Fomento Economico Mexicano SAB de CV – ADR		34,200	3,052,350
Grupo Aeroportuario del Sureste SAB de CV – ADR		13,200	1,030,524
Grupo Financiero Banorte SAB de CV		619,000	3,199,012
Grupo Mexico SAB de CV		582,609	1,731,707
Grupo Televisa SAB – ADR		36,700	788,316
Industrias Penoles SAB de CV		38,400	1,646,574
Wal-Mart de Mexico SAB de CV		715,400	1,914,033

			18,715,455

South Korea – 10.4%
Hyundai Heavy Industries Co. Ltd.	(b)	2,080	474,611
Hyundai Motor Co.	(b)	19,500	4,003,238
Kia Motors Corp.	(b)	48,600	3,203,211
Mando Corp.	(b)	5,600	835,899
Samsung Electronics Co. Ltd.	(b)	5,190	5,496,141
Samsung Heavy Industries Co. Ltd.	(b)	34,700	1,149,124
Samsung SDI Co. Ltd.	(b)	9,800	1,312,490
SK Innovation Co. Ltd.	(b)	6,200	759,546
Woongjin Coway Co. Ltd.	(b)	23,173	723,562

			17,957,822

Norway – 8.2%
DNB ASA	(b)	196,144	1,950,353
Fred Olsen Energy ASA	(b)	47,200	1,689,860
Statoil ASA	(b)	196,000	4,674,309
Telenor ASA	(b)	49,800	832,571
TGS Nopec Geophysical Co. ASA	(b)	47,900	1,293,333

Common Stocks (Continued)		Shares	Value
Norway (continued)
Yara International ASA	(b)	83,100	$ 3,636,601

			14,077,027

Brazil – 7.3%
Banco do Brasil SA		109,600	1,065,715
BM&FBovespa SA		80,000	408,265
Cia de Bebidas das Americas – ADR		33,900	1,299,387
Cia Energetica de Minas Gerais – ADR		40,000	736,800
Cielo SA		37,200	1,094,237
Embraer SA – ADR		30,700	814,471
Itau Unibanco Holding SA – ADR		42,000	584,640
Petroleo Brasileiro SA – ADR		49,800	903,372
Porto Seguro SA		45,000	383,346
Raia Drogasil SA		93,400	941,673
Tim Participacoes SA – ADR		26,600	730,436
Tractebel Energia SA		50,600	935,917
Vale SA – ADR		139,600	2,723,596

			12,621,855

United Kingdom – 7.7%
BHP Billiton PLC	(b)	27,500	781,617
BT Group PLC – ADR		23,000	763,140
Burberry Group PLC	(b)	45,230	941,724
Diageo PLC – ADR		12,600	1,298,682
HSBC Holdings PLC	(b)	373,183	3,288,429
Kingfisher PLC	(b)	358,000	1,614,945
Rio Tinto PLC – ADR		28,640	1,369,278
Royal Dutch Shell PLC – ADR		30,100	2,104,893
Veripos, Inc.	(c)	7,333	19,888
WM Morrison Supermarkets PLC	(b)	234,233	977,402

			13,159,998

Denmark – 4.0%
AP Moeller – Maersk A/S	(b)	155	1,016,416
Christian Hansen Holding A/S	(b)	30,200	778,109
Danske Bank A/S	(a)(b)	49,300	685,488
DSV A/S	(b)	27,500	545,270
GN Store Nord A/S	(b)	86,000	1,039,638
Novo Nordisk A/S – ADR		15,200	2,209,168
Rockwool International A/S	(b)	7,212	663,753

			6,937,842

China – 2.9%
Agricultural Bank of China Ltd.	(b)	2,030,000	822,179
Air China Ltd.	(b)	1,350,000	801,435
Bank of China Ltd.	(b)	1,500,000	576,187
Datang International Power Generation Co. Ltd.	(b)	1,250,000	497,947
Dongfeng Motor Group Co. Ltd.	(b)	482,000	757,191
Great Wall Motor Co. Ltd.	(b)	290,000	583,922
PetroChina Co. Ltd. – ADR		7,400	955,636

			4,994,497

Italy – 1.8%
A2A SpA	(b)	620,000	332,487
Fiat SpA	(a)(b)	97,400	491,071
Intesa Sanpaolo SpA	(b)	336,700	479,207
Prada SpA	(b)	138,000	938,433
Telecom Italia SpA	(b)	430,000	424,901
UniCredit SpA	(a)(b)	121,200	459,542

			3,125,641

France – 1.6%
BNP Paribas SA	(b)	13,800	532,055
Bouygues SA	(b)	15,300	410,554
Renault SA	(b)	10,700	427,278
Societe Generale SA	(a)(b)	19,600	459,612
Societe Television Francaise 1	(b)	52,000	415,214
Vivendi SA	(b)	23,200	431,076

			2,675,789

23	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks (Continued)		Shares	Value
Hong Kong – 1.5%
China Mobile Ltd. – ADR		15,600	$ 852,852
China Overseas Land & Investment Ltd.	(b)	370,000	871,357
CNOOC Ltd. – ADR		4,200	845,250

			2,569,459

Bermuda – 1.3%
Seadrill Ltd.	(b)	60,100	2,143,495

Cayman Islands – 1.2%
Baidu, Inc. – ADR	(a)	4,700	540,406
Bosideng International Holdings Ltd.	(b)	1,400,000	363,570
Golden Eagle Retail Group Ltd.	(b)	340,000	699,923
Tencent Holdings Ltd.	(b)	17,000	502,032

			2,105,931

Luxembourg – 1.1%
ArcelorMittal	(b)	27,500	420,736
Subsea 7 SA	(b)	73,330	1,451,208

			1,871,944

Spain – 0.7%
Banco Santander SA	(b)	70,000	463,068
Iberdrola SA	(b)	85,000	401,303
Mapfre SA	(b)	191,700	389,985

			1,254,356

Sweden – 0.5%
Nordea Bank AB	(b)	105,000	904,883

Cyprus – 0.3%
Songa Offshore SE	(a)(b)	247,000	589,330

Jersey – 0.3%
Shire PLC	(b)	15,000	431,549

Total Common Stocks (Cost $135,500,468)			$153,761,125

Preferred Stocks – 0.5%		Shares	Value
Brazil – 0.5%
Marcopolo SA		103,000	$ 464,103
Randon Participacoes SA		95,000	425,691

Total Preferred Stocks (Cost $1,061,388)			$ 889,794

U.S. Treasury Obligations – 0.1%		Face Amount	Value
U.S. Treasury Bill 0.000% Coupon, 09/13/2012	(d)	$100,000	$ 99,982

Total U.S. Treasury Obligations (Cost $99,982)			$ 99,982

Money Market Funds – 1.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class 2		2,254,037	$ 2,254,037

Total Money Market Funds (Cost $2,254,037)			$ 2,254,037

Total Investments – 91.3% (Cost $138,915,875)	(e)		$157,004,938
Other Assets in Excess of Liabilities – 8.7%			15,041,932

Net Assets – 100.0%			$172,046,870

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $111,464,622, or 64.8% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time. Exchange traded funds and rights are also not evaluated by the fair valuation service.

(c)	A market quotation for this investment was not readily available at June 30, 2012. As discussed in Note 2 of the Notes to Financial Statements, the prices for these issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. These securities represent $19,888, or 0.0% of the Portfolio’s net assets.

(d)	Security is partially pledged as collateral for the Portfolio’s futures contracts outstanding at June 30, 2012. See also Note 6 of the Notes to Financial Statements.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications (Common and preferred stocks): (Percent of net assets)

Financials	14.5%
Consumer Discretionary	13.9%
Materials	13.7%
Industrials	10.2%
Energy	10.1%
Consumer Staples	7.8%
Information Technology	6.7%
Health Care	6.2%
Telecommunication Services	4.7%
Utilities	2.1%

89.9%

The accompanying notes are an integral part of these financial statements.

24

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	-2.01%
Five years	-0.13%
Ten years	6.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Capital Appreciation Portfolio returned 7.17% versus 9.49% for the current benchmark, the S&P 500 Index.

The equity market rally in early 2012 stalled in the second quarter. EuroZone concerns returned to the fore following early May’s Greek presidential election. This resulted in stronger-than-expected gains for the radical left Syriza Party. Late June’s second round results brought a more market/investor-friendly result with a victorious center-right New Democracy Party. However, signs of further economic weakening across the continent overwhelmed the election’s impact and Greece’s resulting pledge to remain in the European Union. Away from Greece, Spanish and Italian government bond yields moved higher throughout the spring. Spain was subsequently forced to bolster capital levels across its beleaguered banking system.

Accompanying Europe’s woes were signs of continued deterioration in growth prospects for the Chinese economy. Policy makers responded with various interest-rate and reserve-requirement changes to spur credit growth, though with a bent away from expansion in the still-inflated property sector.

While growth continued to rebound across the U.S. housing sector, the pace of U.S. employment gains diminished with each passing month, broadly eroding consumer and business confidence. Analysts responded by trimming their forecasts for U.S. gross domestic product (GDP) and corporate profits growth. Private sector commentary across a broad group of industries turned cautious. This reinforced fears of a soft patch, leading to further equity market weakness and additional U.S. government bond gains in a flight to safety.

In the S&P 500 Index, all sectors contributed to positive returns except for Energy. The Information Technology, Financials, Health Care, and Consumer Discretionary sectors made the largest contributions to returns. In the Portfolio, stock selections in Information Technology, Industrials, Utilities, and Telecommunication Services

detracted most from relative returns. Stock selections in Health Care, Consumer Discretionary, and Materials contributed most to relative returns. Underweight positions in Telecommunication Services and Information Technology and an overweight position in Energy detracted from relative performance. An overweight position in Consumer Discretionary was beneficial.(1)

The five worst performing holdings were Peabody Energy Corp., Navistar International, GameStop Corp., Splunk, Inc., and Juniper Networks, Inc. The five largest detractors from returns were GameStop Corp., Juniper Networks, CONSOL Energy, Inc., Peabody Energy Corp. and Ensco PLC.(1)

Juniper Networks, Inc. makes Internet protocol routers for private and public access networks. Juniper Networks, Inc. faces headwinds from a slower than expected resumption of carrier expenditures and macroeconomic concerns. Shares of Juniper Networks began to slide earlier in the quarter after the company issued first quarter results that exceeded expectations but second quarter guidance that was below estimates. We believe the company is driven by its innovation, which can both benefit the top line and impair profitability depending on spending cycles. Despite headwinds, new product releases such as Q-Fabric and T-4000 should improve results in the second half of 2012.(1)

Shares of GameStop Corp. declined during the quarter due to continued sales weakness in new video game software and the reduction in EPS (earnings per share) guidance for second quarter. Concerns about the next console cycle are obscuring the progress that management is making as it transitions to a hybrid retail-digital business model. The company continues to take significant market share in both the new and used software categories, and we believe that sales growth will improve in the second half of the year due to the timing of key new game releases and further traction from multiple digital initiatives. Longer term, we believe the transition to a hybrid model will enable the company to capitalize on the next console cycle while also participating in the growth of numerous digital gaming segments. The iDevice strategy of selling used iPods, iPads, and iPhones has significant growth potential as the initial launch of the program is exceeding both growth and margin targets. Gamestop Corp. is the best positioned retailer for the transition of the video game industry from a pure console driven model to a combination of both console and digital options, in our opinion. We believe the mix of a great balance sheet, strong and durable cash flow, and sound investments for future growth will result in outperformance over the next twelve months.(1)

Shares of Consol Energy, Inc., a coal and natural gas producer in northern Appalachia, came under pressure as low thermal coal prices caused the company to shut down production at two of its coal mines. Coal prices have been depressed because many utilities have been switching from coal to gas. But, most plants that plan to make the switch have done so. Therefore, coal inventories should stop rising as producers adjust to new demand levels, and prices should stop falling. In our view, the company is selling at a discount to net asset value and maintains its position as a low-cost producer of both coal and natural gas, which will drive attractive earnings growth over the next several years as domestic and seaborne coal prices rebound and Consol Energy, Inc.’s gas operations fulfill their production target of a 20% compound annual growth rate (CAGR) through 2015.(1)

Ensco PLC, an international provider of offshore oil and gas drilling services, had its shares sell off during the quarter in concert with lower oil prices. However, on a fundamental basis, rig demand continues to be strong and day rates remain high because major oil

25	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

companies continue to ramp up offshore drilling programs in their search for new oil reservoirs. With its upgraded fleet, Ensco PLC is uniquely positioned to meet the demand for deep water, highly sophisticated rigs that can be jacked up to a range of heights (called jackup rigs).(1)

The five best performing holdings were Amarin Corp., Vertex Pharmaceuticals, Inc., Expedia, Inc., Ryland Group, Inc., and Cobalt International Energy, Inc. The five largest contributors to returns were Comcast Corp., Ryland Group, Inc., Vertex Pharmaceuticals, Inc., Amarin Corp., and News Corp.(1)

Comcast Corp. was the largest single contributor during the period. Comcast Corp. shares remained at highs for the year after the company reported what we consider strong first quarter earnings and had a generally positive annual industry conference. In the first quarter, high-speed Internet subscriptions continued to grow above expectations, and the entire industry reported improving basic video subscription retention rates. With higher pricing and a fairly stable operating expense base, the company continues to generate mid teens growth in free cash flow that we believe is sustainable due to the high barriers to entry. We continue to like Comcast Corp. for its stable growth cable business, as well its recent initiatives to fill gaps in its wireless product lineups through marketing agreements with Verizon. In addition, Comcast Corp. shares remain inexpensive at 10 times 2012 free cash flow.(1)

Shares of Vertex Pharmaceuticals, Inc. surged on news that preliminary results from phase two trials of two of its drugs used in combination to treat cystic fibrosis had improved lung function in a statistically significant number of test patients.(1)

The health care company Amarin Corp. received indications from the U.S. Patent Office that it would grant patents for a variety of methods of using the company’s AMR101 drug to treat patients with elevated triglyceride levels. An estimated 40 million people in the U.S. have elevated triglyceride levels, which are associated with an increased risk of developing coronary artery disease and metabolic disorders, such as diabetes and obesity. Sales of triglyceride-lowering therapies in the U.S. total approximately $1 billion annually.(1)

Shares of News Corp. rose in June on reports that the company might spin off its publishing businesses, which represents its lowest multiple and slowest growing segment. A spin off would separate the company’s newspapers, book publishing and education businesses from its faster growing cable, film and television production businesses. News Corp. also continues to rationalize its extensive portfolio of minority investments. For example, the firm recently announced a bid for Consolidated Media Holdings, a partner in an Australian media JV, and the purchase of a controlling position in Fox Pan American Sports. We continue to believe the assets of the firm are worth up to $31 per share and that the risk/reward remains above 2:1 given the catalysts cited above and the fact that News Corp remains the cheapest U.S. cable TV programmer on an EV/EBITDA (enterprise value divided by earnings before interest, taxes, depreciation and amortization) basis.(1)

We are entering the second quarter earnings reporting season with expectations of mixed results. Our company contacts are seeing some slowing in the U.S. and significant slowing in European-exposed segments. Overall, we find that company balance sheets and inventories remain in good shape and stock valuations are attractive. With several key variants of the global economy in flux, we believe bottom-up stock selection based on rigorous fundamental research will be the key to outperforming market indexes.

We are confident that the value in the Portfolio will be realized when the market spends more time focusing on the underlying positive fundamentals present in the companies we own. We continue to look for new ideas that have compelling risk/rewards with catalysts that should effectively realize the stocks’ full market value over the next twelve to twenty four months.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

26	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	95.9
Money Market Funds and Other Net Assets	4.1

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. News Corp. Class A	2.5
2. Comcast Corp. Class A	2.5
3. Pfizer, Inc.	2.3
4. Monsanto Co.	2.1
5. Schlumberger Ltd.	1.9
6. International Game Technology	1.8
7. Hologic, Inc.	1.8
8. Microsoft Corp.	1.8
9. Boeing Co. / The	1.8
10. Kraft Foods, Inc. Class A	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	19.4
Information Technology	15.2
Health Care	12.8
Energy	12.1
Financials	10.5
Industrials	10.4
Consumer Staples	7.5
Materials	3.7
Utilities	2.8
Telecommunication Services	1.5

95.9

27

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 95.9%		Shares	Value
CONSUMER DISCRETIONARY – 19.4%
Lear Corp. (Auto Components)		32,247	$ 1,216,679
Toyota Motor Corp. – ADR (Automobiles)		19,590	1,576,603
Accor SA (Hotels, Restaurants & Leisure)	(b)	41,144	1,289,346
International Game Technology (Hotels, Restaurants & Leisure)		131,211	2,066,573
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	188,637	1,814,688
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		310,833	1,467,132
Ryland Group, Inc. / The (Household Durables)		64,188	1,641,929
Comcast Corp. Class A (Media)		87,988	2,762,823
Liberty Global, Inc. (Media)	(a)	24,187	1,154,929
News Corp. Class A (Media)		126,791	2,826,171
Thomson Reuters Corp. (Media)		41,159	1,170,974
Viacom, Inc. Class B (Media)		24,786	1,165,438
GameStop Corp. Class A (Specialty Retail)		80,133	1,471,242

			21,624,527

CONSUMER STAPLES – 7.5%
CVS Caremark Corp. (Food & Staples Retailing)		40,636	1,898,920
Wal-Mart Stores, Inc. (Food & Staples Retailing)		23,974	1,671,467
Bunge Ltd. (Food Products)		25,401	1,593,659
Kraft Foods, Inc. Class A (Food Products)		50,250	1,940,655
Tyson Foods, Inc. Class A (Food Products)		66,258	1,247,638

			8,352,339

ENERGY – 12.1%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	40,546	1,731,720
Ensco PLC Class A (Energy Equip. & Svs.)		30,431	1,429,344
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		22,709	1,463,368
Schlumberger Ltd. (Energy Equip. & Svs.)		32,915	2,136,513
Transocean Ltd. (Energy Equip. & Svs.)		27,578	1,233,564
Cameco Corp. (Oil, Gas & Consumable Fuels)		55,540	1,219,103
Cobalt International Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	57,599	1,353,576
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		46,039	1,392,219
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		11,581	1,043,564
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)		21,965	538,582

			13,541,553

FINANCIALS – 10.5%
Charles Schwab Corp. / The (Capital Markets)		97,726	1,263,597
Evercore Partners, Inc. Class A (Capital Markets)		43,312	1,013,068
Goldman Sachs Group, Inc. / The (Capital Markets)		15,063	1,443,939
Morgan Stanley (Capital Markets)		62,317	909,205
Wells Fargo & Co. (Commercial Banks)		52,400	1,752,256
JPMorgan Chase & Co. (Diversified Financial Svs.)		30,328	1,083,619
Moody’s Corp. (Diversified Financial Svs.)		26,172	956,587
Axis Capital Holdings Ltd. (Insurance)		27,174	884,514
MetLife, Inc. (Insurance)		37,493	1,156,659
Symetra Financial Corp. (Insurance)		102,466	1,293,121

			11,756,565

HEALTH CARE – 12.8%
Amarin Corp PLC – ADR (Biotechnology)	(a)	115,947	1,676,594
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	25,429	1,421,990
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	114,502	2,065,616
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	14,532	811,322
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		20,325	1,217,467
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		27,384	1,181,893

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		17,421	$ 904,324
Eli Lilly & Co. (Pharmaceuticals)		26,620	1,142,264
Impax Laboratories, Inc. (Pharmaceuticals)	(a)	60,408	1,224,470
Pfizer, Inc. (Pharmaceuticals)		113,365	2,607,395

			14,253,335

INDUSTRIALS – 10.4%
Boeing Co. / The (Aerospace & Defense)		26,710	1,984,553
Exelis, Inc. (Aerospace & Defense)		129,219	1,274,099
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	11,047	681,048
United Technologies Corp. (Aerospace & Defense)		13,939	1,052,813
Delta Air Lines, Inc. (Airlines)	(a)	93,288	1,021,504
Dover Corp. (Machinery)		20,306	1,088,605
Xylem, Inc. (Machinery)		65,712	1,653,971
Kirby Corp. (Marine)	(a)	9,918	466,939
Manpower, Inc. (Professional Svs.)		32,941	1,207,288
CSX Corp. (Road & Rail)		54,267	1,213,410

			11,644,230

INFORMATION TECHNOLOGY – 15.2%
Juniper Networks, Inc. (Communications Equip.)	(a)	71,420	1,164,860
Dell, Inc. (Computers & Peripherals)	(a)	51,155	640,461
EMC Corp. (Computers & Peripherals)	(a)	45,659	1,170,240
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)	(a)	169,979	1,053,870
Google, Inc. Class A (Internet Software & Svs.)	(a)	2,645	1,534,285
Mastercard, Inc. Class A (IT Svs.)		2,319	997,425
Broadcom Corp. Class A (Semiconductors & Equip.)	(a)	23,216	784,701
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		50,573	1,296,692
NVIDIA Corp. (Semiconductors & Equip.)	(a)	59,450	821,599
Xilinx, Inc. (Semiconductors & Equip.)		49,531	1,662,756
Activision Blizzard, Inc. (Software)		124,614	1,494,122
Cadence Design Systems, Inc. (Software)	(a)	123,256	1,354,583
Microsoft Corp. (Software)		67,273	2,057,881
Splunk, Inc. (Software)	(a)	3,900	109,590
Symantec Corp. (Software)	(a)	58,092	848,724

			16,991,789

MATERIALS – 3.7%
Monsanto Co. (Chemicals)		28,054	2,322,310
PPG Industries, Inc. (Chemicals)		8,815	935,448
Goldcorp, Inc. (Metals & Mining)		22,457	843,934

			4,101,692

TELECOMMUNICATION SERVICES – 1.5%
Vivendi SA (Diversified Telecom. Svs.)	(b)	88,841	1,650,748

UTILITIES – 2.8%
Exelon Corp. (Electric Utilities)		38,546	1,450,100
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(a)	103,829	1,714,217

			3,164,317

Total Common Stocks (Cost $101,245,809)			$107,081,095

Money Market Funds – 3.3%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		3,739,000	$ 3,739,000

Total Money Market Funds (Cost $3,739,000)			$ 3,739,000

Total Investments – 99.2% (Cost $104,984,809)	(c)		$110,820,095
Other Assets in Excess of Liabilities – 0.8%			902,801

Net Assets – 100.0%			$111,722,896

28	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $2,940,094, or 2.6% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

29

Ohio National Fund, Inc.	Millennium Portfolio

Objective/Strategy

The Millennium Portfolio seeks capital growth by investing primarily in common stocks of small sized companies.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	-3.43%
Five years	0.27%
Ten years	4.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Millennium Portfolio returned 8.74% versus 8.81% for the current benchmark, the Russell 2000 Growth Index.

Fueled by macro-economic and political headlines, the first six months of 2012 continued to be a roller coaster of risk-on/risk-off investor sentiment. Our domestic “wall of worry”, buoyed by a U.S. economy that maintained its moderately paced growth and potential signs of stability in the housing market, has been less onerous than the challenges facing other markets. However, politically-driven economic uncertainty continued to mute corporate confidence and, as a result, the appetite for hiring, capital expenditures and M&A (merger & acquisition) activity remained subdued. Despite our economy’s relative stability, we also have not been immune to the issues beyond our borders. The ongoing European debt saga and questions around China’s growth engine have continued to create headline volatility and weigh on U.S. companies with meaningful foreign exposure. Despite the aforementioned headwinds and challenges, corporate earnings continued to be strong, margins were solid, and guidance was generally realistic.

The Supreme Court decision on Obama-Care was a surprise, but mostly a non-event for the Portfolio’s holdings. With the Portfolio’s theme of companies that save the health care system money and focus on superior medicine and technology, we’ve had a fairly politically-agnostic approach to health care. The market craves clarity so, from an investment standpoint, reaching an outcome on the health care spending mandate was in itself a positive as the market can now move forward to the next pressing issues, such as a contentious November election and the looming tax cuts/fiscal (debt) cliff negotiations and deadlines.

For the six-month period, our quality-driven stylistic biases, which typically lead us to more seasoned, lower beta holdings with market capitalizations above $1 billion, have proved beneficial in a mostly “risk-off” environment, as the market has been unforgiving on fundamentals.

During the period, with respect to sector allocations, the Portfolio had relevant overweight allocations in Consumer Discretionary and

Information Technology and underweight allocations in Materials and Financials. We believe innovation and unique products and services can be catalysts for outperformance in a tough environment and our sector overweight positions reflect that belief. Inconsistent earnings and high cyclicality continues to lead us to underweight Materials, while a dearth of strong earnings growth potential encouraged us to underweight Financials.(1)

Drilling down to the Portfolio’s holdings, positive stock selection in Information Technology and Consumer Discretionary overcame poor selection in Energy and Materials. While overall stock selection in Health Care was somewhat polarized, several of the Portfolio’s holdings proved very successful.

Top contributors to the Portfolio were Catamaran Corp., Ultimate Software Group, Inc., Ariba, Inc., Zoll Medical Corp., and Ulta Salon Cosmetics & Fragrance, Inc., while top detractors were Mako Surgical Corp., Rosetta Resources, Inc., Energy XXI Ltd., Oasis Petroleum, Inc., and HMS Holdings Corp.(1)

Catamaran Corp. (formally SXC Health Solutions) is a provider of pharmacy benefit management (PBM) services and health care information technology (HCIT) solutions to the health care benefit management industry. The Company’s product solutions combine a range of applications and services designed to assist its customers in reducing the cost and complexity of their prescription drug programs. During the quarter, SXC Health Solutions reached an agreement to acquire and merge with Catalyst Health Solutions, Inc. The market viewed this deal positively, due to the accretive nature and potential synergies of the proposed combined entity.(1)

Ultimate Software Group, Inc. is a global provider of unified human capital management and employment life cycle software-as-a-service (SaaS) solutions. Ultimate Software Group, Inc. continued to execute and benefitted both from the market’s increased interest in SaaS offerings and their successful up-market push to sign larger clients.(1)

Ariba, Inc. is a provider of collaborative business commerce solutions for buying and selling goods and services. Ariba, Inc. combines software-as-a-service (SaaS) technology with a Web-based community and a global network of trading partners. Ariba, Inc. software is built to leverage the Internet and provide enterprises with real-time access to their business data and business partners. During the quarter, Ariba, Inc. received and accepted an offer to be acquired by SAP. We exited our position and realized the buy-out premium.(1)

Zoll Medical Corp. develops and markets medical devices and software solutions around resuscitation and critical care, such as defibrillators. During the first quarter, Zoll Medical Corp. received and accepted an offer to be acquired by Asahi Kasei Corporation. We subsequently sold our position and realized the buy out premium.(1)

Ulta Salon Cosmetics & Fragrance, Inc. operates specialty retail stores selling cosmetics, fragrance, hair and skin care products and related accessories and services. Ulta Salon Cosmetics & Fragrance, Inc. has benefited as consumers have traded down from higher-end retail stores to purchase salon-quality items at a discounted price.(1)

Mako Surgical Corp. is a medical device company that markets its robotic arm solution and orthopedic implants for minimally invasive orthopedic procedures, such as partial knee and hip replacements. During the quarter, new equipment placement fell short of expectations as hospital capital expenditure allocations again tightened. Given the likely impact to future guidance, we sold the position in favor of better ideas.(1)

30	(continued)

Ohio National Fund, Inc.	Millennium Portfolio (Continued)

Energy XXI (Bermuda) Ltd. is an independent oil and natural gas exploration and production company with operations focused in the United States Gulf Coast and the Gulf of Mexico. The stock was pressured by declining demand and prices for oil and natural gas. We sold our position in favor of new ideas. (1)

Oasis Petroleum, Inc. is an independent exploration and production company focused on the development and acquisition of unconventional oil and natural gas resources, primarily in Montana and North Dakota. Oasis Petroleum, Inc. was impacted by declining energy prices and negative sentiment around demand for oil and natural gas. We sold our position in favor of more attractive opportunities. (1)

Rosetta Resources, Inc. is an energy exploration and production company focused on onshore oil and gas resources in South Texas, California, Montana and the Rockies. Rosetta Resources, Inc. was impacted by negative sentiment on the price of oil and more broadly the entire Energy sector. We sold our position in favor of more attractive opportunities. (1)

HMS Holdings Corp. provides cost containment and audit services to government and private health care payers and sponsors, with a particular focus on Medicare and Medicaid. HMS Holdings Corp. experienced weakness in consecutive quarters and with the negative overhang associated with the Supreme Court’s deliberations and impending ruling on the health care mandate, which could potentially impact the scope of Medicare and Medicaid participants, we decided to exit the name in favor of new ideas. (1)

Heading into the third quarter, we are over-weighted in Information Technology, Health Care, Consumer Discretionary and Consumer Staples and underweighted in Industrials, Materials and Financials. While we value companies that can effectively establish profitable global footprints, given the continued uncertainty around Europe and China, we’re likely to remain tilted more in favor of names that are predominantly domestically-focused. (1)

Our key growth investment themes in the Portfolio are focused on longer-term trends that we believe are relevant regardless of the current economic climate. In particular, we continue to be positive on companies that are focused on the Software-as-a-Service model, which is typically a cloud-based, on-demand approach to software products and services. We also are finding good opportunities with high growth retailers, from warehouse clubs to farming enthusiasts to sporting goods, and also with companies that offer products and services tied to personal health and beauty. Our thematic views are based on data that continues to improve broadly, the outlook and levels of optimism expressed by many of the companies we meet with, and the positive growth trends and catalysts that we have identified across various markets.

The upcoming election and looming fiscal issues will likely be proceeded by headline volatility, but that volatility can provide opportunity for active managers. We believe that higher quality companies, with unique business models, positive catalysts, strong earnings growth and clean balance sheets, can continue to execute and excel in an uncertain environment. Furthermore, valuations are reasonable and falling energy and input commodity prices could provide both a stimulus to the consumer and lead to margin improvement for companies with pricing power.

As we look forward, we remain cautiously optimistic. We continue to find attractive investment opportunities and if earnings remain reasonably strong, we expect the measured and consistent economic recovery in the U.S. to continue with the potential for a positive finish for equities in 2012.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

31	(continued)

Ohio National Fund, Inc.	Millennium Portfolio (Continued)

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	98.6
Money Market Funds Less Net Liabilities	1.4

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Ultimate Software Group, Inc.	2.8
2. NuVasive, Inc.	2.7
3. ACCO Brands Corp.	2.1
4. Concur Technologies, Inc.	2.1
5. NetSuite, Inc.	1.8
6. CoreLogic, Inc.	1.7
7. Tractor Supply Co.	1.6
8. HSN, Inc.	1.6
9. Cardtronics, Inc.	1.6
10. Regal-Beloit Corp.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	24.2
Health Care	23.3
Consumer Discretionary	18.2
Industrials	13.7
Financials	6.4
Energy	5.9
Consumer Staples	5.7
Materials	1.2

98.6

32

Ohio National Fund, Inc.	Millennium Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 98.6%		Shares	Value
CONSUMER DISCRETIONARY – 18.2%
Pool Corp. (Distributors)		9,400	$380,324
Steiner Leisure Ltd. (Diversified Consumer Svs.)	(a)	9,300	431,613
Bally Technologies, Inc. (Hotels, Restaurants & Leisure)	(a)	10,100	471,266
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)	(a)	11,900	452,200
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	61,100	511,407
Sonic Corp. (Hotels, Restaurants & Leisure)	(a)	39,100	391,782
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)		22,900	422,047
HSN, Inc. (Internet & Catalog Retail)		14,700	593,145
Cabela’s, Inc. (Specialty Retail)	(a)	13,400	506,654
Hibbett Sports, Inc. (Specialty Retail)	(a)	7,500	432,825
Tractor Supply Co. (Specialty Retail)		7,200	598,032
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)		6,300	588,294
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	10,700	587,751
Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)		7,800	348,660

			6,716,000

CONSUMER STAPLES – 5.7%
Fresh Market, Inc. / The (Food & Staples Retailing)	(a)	10,600	568,478
Pricesmart, Inc. (Food & Staples Retailing)		5,300	357,803
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	7,700	422,422
Hain Celestial Group, Inc. / The (Food Products)	(a)	6,600	363,264
Smart Balance, Inc. (Food Products)	(a)	41,300	387,807

			2,099,774

ENERGY – 5.9%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	6,500	426,335
Forum Energy Technologies, Inc. (Energy Equip. & Svs.)	(a)	18,600	366,234
Hornbeck Offshore Services, Inc. (Energy Equip. & Svs.)	(a)	12,500	484,750
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)	(a)	20,300	477,253
Ultra Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	18,200	419,874

			2,174,446

FINANCIALS – 6.4%
Prosperity Bancshares, Inc. (Commercial Banks)		12,300	516,969
Signature Bank (Commercial Banks)	(a)	7,300	445,081
Texas Capital Bancshares, Inc. (Commercial Banks)	(a)	13,900	561,421
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		4,800	337,776
Zillow, Inc. Class A (Real Estate Mgmt. & Development)	(a)	13,300	513,779

			2,375,026

HEALTH CARE – 23.3%
Cepheid, Inc. (Biotechnology)	(a)	11,900	532,525
Cubist Pharmaceuticals, Inc. (Biotechnology)	(a)	9,200	348,772
Abaxis, Inc. (Health Care Equip. & Supplies)	(a)	10,400	384,800
ABIOMED, Inc. (Health Care Equip. & Supplies)	(a)	22,800	520,296
Align Technology, Inc. (Health Care Equip. & Supplies)	(a)	16,600	555,436
Cyberonics, Inc. (Health Care Equip. & Supplies)	(a)	11,200	503,328
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	7,800	416,364
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	38,600	978,896
Volcano Corp. (Health Care Equip. & Supplies)	(a)	18,000	515,700
Air Methods Corp. (Health Care Providers & Svs.)	(a)	5,200	510,900
IPC The Hospitalist Co., Inc. (Health Care Providers & Svs.)	(a)	12,500	566,500
MWI Veterinary Supply, Inc. (Health Care Providers & Svs.)	(a)	5,100	524,127

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
U.S. Physical Therapy, Inc. (Health Care Providers & Svs.)		17,800	$452,654
VCA Antech, Inc. (Health Care Providers & Svs.)	(a)	15,200	334,096
SXC Health Solutions Corp. (Health Care Technology)	(a)	4,200	416,682
Akorn, Inc. (Pharmaceuticals)	(a)	30,600	482,562
Questcor Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	10,400	553,696

			8,597,334

INDUSTRIALS – 13.7%
HEICO Corp. (Aerospace & Defense)		9,232	364,849
Echo Global Logistics, Inc. (Air Freight & Logistics)	(a)	31,000	590,860
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	11,900	430,780
ACCO Brands Corp. (Commercial Svs. & Supplies)	(a)	76,000	785,840
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		18,100	350,778
InnerWorkings, Inc. (Commercial Svs. & Supplies)	(a)	42,700	577,731
Regal-Beloit Corp. (Electrical Equip.)		9,500	591,470
Actuant Corp. Class A (Machinery)		16,100	437,276
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	9,500	411,255
Watsco, Inc. (Trading Companies & Distributors)		6,900	509,220

			5,050,059

INFORMATION TECHNOLOGY – 24.2%
Procera Networks, Inc. (Communications Equip.)	(a)	19,600	476,476
CoStar Group, Inc. (Internet Software & Svs.)	(a)	5,500	446,600
DealerTrack Holdings, Inc. (Internet Software & Svs.)	(a)	15,750	474,232
LivePerson, Inc. (Internet Software & Svs.)	(a)	25,900	493,654
Cardtronics, Inc. (IT Svs.)	(a)	19,600	592,116
CoreLogic, Inc. (IT Svs.)	(a)	34,400	629,864
InterXion Holding NV (IT Svs.)	(a)	28,600	517,946
Cavium, Inc. (Semiconductors & Equip.)	(a)	13,300	372,400
Mellanox Technologies Ltd. (Semiconductors & Equip.)	(a)	6,800	481,712
ACI Worldwide, Inc. (Software)	(a)	11,000	486,310
Allot Communications Ltd. (Software)	(a)	14,600	406,756
Aspen Technology, Inc. (Software)	(a)	21,700	502,355
CommVault Systems, Inc. (Software)	(a)	8,100	401,517
Concur Technologies, Inc. (Software)	(a)	11,500	783,150
NetSuite, Inc. (Software)	(a)	12,200	668,194
Tangoe, Inc. (Software)	(a)	7,900	168,349
Ultimate Software Group, Inc. (Software)	(a)	11,500	1,024,880

			8,926,511

MATERIALS – 1.2%
American Vanguard Corp. (Chemicals)		17,500	465,325

Total Common Stocks (Cost $33,119,608)			$36,404,475

Money Market Funds – 2.8%		Shares	Value
Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		1,033,000	$1,033,000

Total Money Market Funds (Cost $1,033,000)			$1,033,000

Total Investments – 101.4% (Cost $34,152,608)	(b)		$37,437,475
Liabilities in Excess of Other Assets – (1.4)%			(527,807)

Net Assets – 100.0%			$36,909,668

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

33

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	-14.38%
Five years	-5.11%
Ten years	8.82%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the International Small-Mid Company Portfolio returned 9.96% versus 4.14% for the current benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

International equity markets rallied into 2012 with renewed optimism for a global economic recovery supported by oversold market conditions at the end of 2011. However, as the Greek debt crisis spread through the periphery of the European Zone, governments and central banks were challenged to rise to the occasion and come to terms with a solution. Several failed attempts and new political leaders, namely in Greece, Italy, and France, failed to placate the equity markets. Hence, the second quarter was met with increasing challenges to remedy the European debt crisis and the fate of Greece and the Euro. As such, the equity markets gave back some of the first quarter’s gains.

In contrast to the seemingly negative European news headlines, however, Germany, Europe’s largest economy whose unemployment is at a record 20-year low, continues to have positive GDP (gross domestic product) forecasts while other countries enter recession. German corporate profits are near all time highs as the country has benefitted from a weak Euro and low interest rates. Continued low interest rates, a weaker Euro, and falling oil prices should support the EuroZone economy. There have also been reports of increases in industrial orders and in merger and acquisition activities, even across borders.

China’s economic growth remains robust with expected growth of 8.1% for 2012, though the central government guided for 7.5% earlier in the year. It’s not the torrid pace of 9% or 10% that we’ve seen, but the government has signaled that the higher growth rate is not sustainable without incurring additional risks, namely inflation. Hence, China is executing as planned in slowing their economy and steering it more towards domestic consumption. But, China’s policy for moderating growth has had reverberations throughout the world, most noticeably in emerging markets. Brazil, in particular, seems to have felt it the hardest. Brazil’s central bank lowered its key SELIC rate by another 125bps, from 9.75% to 8.5% this quarter following similar moves earlier in the year.

The primary drivers of the international markets were largely Europe’s peripheral countries’ debt burdens and policy actions related to the ongoing debt crisis, concerns over moderating global and Chinese economic growth, and mixed economic indicators in the U.S. On the last day of the quarter, central banks opened themselves to implementing additional measures should the economic situation worsen.

As we began the third quarter, China surprised us with additional interest rate cuts in lending and deposit accounts. The European Central Bank cut interest rates to a record low, and for the first time since December 2011. The Bank of England restarted its asset purchases, adding to a new round of global monetary stimulus. Denmark also lowered rates to record lows. The coordinated effort to stimulate the global economy is underway.

For the first half of 2012, emerging markets were the best performing region for small-to-mid size companies as the S&P Emerging SmallCap Growth Index posted a positive gross gain of 8.89%, slightly edging out the equally excellent performance by European small caps as the S&P Europe SmallCap Growth Index gained 8.59%. The S&P Asia Pacific Ex-Japan SmallCap Growth Index was the only region to have negative returns; it lost 0.40% in the first half of 2012. The S&P Japan SmallCap Growth Index edged up 2.84%, on a U.S. dollar gross return basis. The largest absolute returns were delivered by smaller companies in Singapore (+20.32%), Denmark (+14.09%), United Kingdom (+13.45%), and Mexico (+12.22%), as measured by their respective S&P country indices in U.S. dollars.(1)

On the currency front, the U.S. dollar had appreciated against most major currencies by the end of the first half of the year as investors flocked to the safety of the dollar over weakening economies and currencies. The Japanese Yen depreciated by 3.7%, while the Euro also lost 2.3% against the dollar. British sterling appreciated by a small 1.1%, while the Canadian dollar was largely flat with a small positive upward move of 0.5%. We generally do not hedge against currency fluctuations in this Portfolio, making gains or losses in line with currency movements.

The Portfolio benefited from being relatively overweighted in Europe versus Asia, as our investments rebounded from the year-end selloff. We maintained with our high conviction investments, whose expected performances were in line with our view towards a recovery. Good stock performance aside, this regional overweight slightly dented performance as the Euro weakened, reducing stock price appreciation in an unhedged currency portfolio. Alternatively, our underweight in Japan helped relative performance as the depreciation of the Yen had a negligible negative impact on the overall return.(1)

Strong relative investment performance came from investments in Italy, Singapore, Germany, and the United Kingdom. Weaker relative performance came from weaker stock selections in Japan, overweighting in Brazil, and underperformance in Hong Kong. All sectors in the Portfolio had absolute positive returns in contrast to the benchmark. (1)

Relative outperforming sectors came from investments in Consumer Discretionary, Materials, and Energy. Individual stocks that contributed to the Portfolio’s performance included: Yoox Spa (+33.4%), an Italian company that is the global internet retailing partner for leading fashion and design brands, reported first quarter revenues rose 31% over last year’s similar period following fourth quarter sales growth of 37% for the same period the previous year. Similarly, Asos (+44.9%) is a UK-based company that is a global online fashion and beauty retailer with branded and own label product lines. Asos

34	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

successfully caters to the fashion forward twenty-somethings in 160 countries. Overseas growth remains key for Asos’ growth as UK sales growth slows to single-digit. The company reported revenues increased 46% through fiscal year ending March 2012 as international sales accounted for 59% of total retail sales.(1)

Mexichem SAB de CV (+39.4%) is a Mexican producer of petrochemical products, including PVC products, that raised their 2012 sales target by 30% during the second quarter. The company has successfully acquired 15 companies since 2007. The company closed on its most recent and largest ever acquisition of Wavin NV, a Dutch-listed PVC manufacturer. Cost-saving synergies are expected this year and next in several areas from raw material purchasing, operations, technology, and administration. Agrium Inc. (+32.4%), a Canadian fertilizer producer and retailer, gained on fast-rising commodity food prices, namely corn, due to prolonged dry weather conditions reducing corn yields and inventory.(1)

On a relative basis, weaker performance came from investments in Financials and Health Care, despite both sectors having positive absolute returns. Both sectors were among the least weighted groups in the Portfolio, however. SNC Group Inc (-24.3%), a Canadian engineering and construction company, fell on a string of negative news flow culminating in the departure of the CEO. The company reportedly made inappropriate payments related to projects. The Portfolio’s automotive investments underperformed as concern of a European, and Chinese, slowdown weighed on these stocks. Despite being a supplier to premium automobile brands like BMW and Daimler, Faurecia (-11.2%) a French company fell hard on concern of declining automotive markets. Delphi Automotive (-18.5%) supplies original equipment manufacturers throughout the world with vehicle components. PDG Realty SA (-33.6%), a Brazilian residential developer, lowered 2012 forecasts as the housing market became increasingly more difficult despite interest rates going lower.(1)

The global markets gave up some of their strong first quarter returns. Macro-economic headlines continue to dominate the market moves as reflected by the risk-on, risk-off trade. We continue to be positive for the long term. Europe is working out its problems, albeit longer than we had expected, and Greece is finally cooperating with the required changes as demonstrated in recent elections. We remain positive on European companies. China has the ability to surprise to the upside which would resonate well with the emerging markets. We’ll continue to seek opportunities in these emerging markets. The barrage of news clearly makes investing today more difficult, especially for those with a short-term investment horizon. Consequently, these market moves are providing some very attractive valuations and entry points in various growing businesses around the world. Mergers and acquisitions continue to prevail as companies loaded with cash are finding attractive investment opportunities globally.

Our bottom-up process continues to identify those individual investment opportunities that provide future growth and participation in the local and global economies. The Portfolio remains well diversified with investments in many successful business models. Central banks and governments remain committed to providing a supportive economic environment and to heading-off any threat of a deep recession. Monetary and fiscal policies appear to continue towards more accommodative stances as inflation remains manageable.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The index presented includes the effects of reinvested dividends.

35	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	92.2
Exchange Traded Funds	1.7
Money Market Funds and Other Net Assets	6.1

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Andritz AG	2.0
2. Herbalife Ltd.	2.0
3. Yoox SpA	1.9
4. Aggreko PLC	1.9
5. Assa Abloy AB	1.8
6. SembCorp Marine Ltd.	1.8
7. iShares MSCI Emerging Markets Index Fund	1.8
8. Invesco Ltd.	1.7
9. AMEC PLC	1.7
10. InterContinental Hotels Group PLC	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings:

% of Net Assets
United Kingdom	19.4
Japan	8.9
France	8.7
Canada	7.6
Germany	6.4
Singapore	5.0
Bermuda	4.1
Sweden	3.8
Mexico	3.4
Netherlands	3.1

36

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 92.2%		Shares	Value
United Kingdom – 19.4%
Aggreko PLC	(b)	34,292	$ 1,115,199
AMEC PLC	(b)	63,214	996,533
ASOS PLC	(a)(b)	23,661	659,106
Britvic PLC	(b)	58,850	304,351
Burberry Group PLC	(b)	33,714	701,952
Croda International PLC	(b)	20,547	730,039
Dialog Semiconductor PLC	(a)(b)	29,600	537,340
Domino’s Pizza Group PLC	(b)	38,322	309,003
Filtrona PLC	(b)	50,000	375,046
Hikma Pharmaceuticals PLC	(b)	60,308	616,583
InterContinental Hotels Group PLC	(b)	41,370	995,962
John Wood Group PLC	(b)	92,202	994,468
Johnson Matthey PLC	(b)	11,783	408,632
Rightmove PLC	(b)	30,467	761,300
Soco International PLC	(a)(b)	124,873	567,808
Telecity Group PLC	(a)(b)	72,338	911,683
WM Morrison Supermarkets PLC	(b)	150,000	625,917

			11,610,922

Japan – 8.9%
Chiyoda Corp.	(b)	37,000	453,337
Daihatsu Motor Co. Ltd.	(b)	40,000	700,287
Dainippon Screen Manufacturing Co. Ltd.	(b)	49,000	359,073
Don Quijote Co. Ltd.	(b)	11,600	399,506
Fuji Heavy Industries Ltd.	(b)	48,000	388,899
JGC Corp.	(b)	17,000	492,853
JSR Corp.	(b)	30,500	529,223
Sharp Corp.	(b)	100,000	509,494
Tamron Co. Ltd.	(b)	17,500	581,751
THK Co. Ltd.	(b)	28,700	542,569
Yaskawa Electric Corp.	(b)	46,000	350,461

			5,307,453

France – 8.7%
Accor SA	(b)	21,757	681,806
Bureau Veritas SA	(b)	7,152	636,245
Edenred	(b)	14,304	405,509
Faurecia	(b)	18,326	304,821
JCDecaux SA	(b)	12,934	285,228
Publicis Groupe SA	(b)	16,020	732,650
Remy Cointreau SA	(b)	7,867	864,314
Technip SA	(b)	8,801	917,204
Zodiac Aerospace	(b)	4,000	406,899

			5,234,676

Canada – 7.6%
Agrium, Inc.		8,800	779,908
Bombardier, Inc.		136,400	538,580
Dollarama, Inc.		5,400	324,499
Ensign Energy Services, Inc.		23,435	322,257
Finning International, Inc.		17,900	416,336
National Bank of Canada		11,000	786,239
Nexen, Inc.		27,700	469,058
Precision Drilling Corp.	(a)	69,600	474,672
Tim Hortons, Inc.		8,500	447,440

			4,558,989

Germany – 6.4%
Adidas AG	(b)	12,330	883,788
GEA Group AG	(b)	17,804	474,527
Gerresheimer AG	(a)(b)	7,493	352,704
HeidelbergCement AG	(b)	7,690	369,192
Hugo Boss AG	(b)	3,781	374,593
Leoni AG	(b)	13,653	520,842
Rheinmetall AG	(b)	6,925	340,413
Wirecard AG	(b)	26,048	505,081

			3,821,140

Common Stocks (Continued)		Shares	Value
Singapore – 5.0%
City Developments Ltd.	(b)	68,000	$ 606,146
Ezion Holdings Ltd.	(b)	500,000	368,483
Keppel Corp. Ltd.	(b)	119,900	982,282
SembCorp Marine Ltd.	(b)	281,000	1,072,616

			3,029,527

Bermuda – 4.1%
Brilliance China Automotive Holdings Ltd.	(a)(b)	500,000	441,905
Invesco Ltd.		45,202	1,021,565
Signet Jewelers Ltd.		22,600	994,626

			2,458,096

Sweden – 3.8%
Assa Abloy AB	(b)	39,600	1,105,871
Getinge AB	(b)	28,757	713,591
Swedish Match AB	(b)	12,000	483,666

			2,303,128

Mexico – 3.4%
Cemex SAB de CV – ADR	(a)	103,100	693,863
Grupo Aeroportuario del Sureste SAB de CV – ADR		6,500	507,455
Mexichem SAB de CV		196,961	847,217

			2,048,535

Netherlands – 3.1%
ASM International NV	(b)	8,863	336,663
Fugro NV	(b)	10,520	638,131
Koninklijke DSM NV	(b)	17,761	875,607

			1,850,401

Cayman Islands – 3.0%
AAC Technologies Holdings, Inc.	(b)	211,196	614,613
Herbalife Ltd.		24,300	1,174,419

			1,789,032

Norway – 2.7%
Fred Olsen Energy ASA	(b)	9,708	347,567
Petroleum Geo-Services ASA	(b)	68,929	842,455
Yara International ASA	(b)	10,353	453,065

			1,643,087

Italy – 2.7%
Prada SpA	(b)	64,364	437,691
Yoox SpA	(a)(b)	79,700	1,152,918

			1,590,609

Austria – 2.0%
Andritz AG	(b)	22,868	1,175,979

South Korea – 1.6%
Hotel Shilla Co. Ltd.	(b)	19,000	929,926

Switzerland – 1.5%
Adecco SA	(a)(b)	20,808	925,327

Panama – 1.4%
Copa Holdings SA		10,000	824,800

Ireland – 1.3%
Ingersoll-Rand PLC		18,600	784,548

Brazil – 1.2%
Cia Brasileira de Distribuicao Grupo Pao de Acucar – ADR		17,599	703,784

Israel – 1.1%
NICE Systems Ltd.–ADR	(a)	17,800	651,480

Jersey – 1.0%
Delphi Automotive PLC	(a)	23,168	590,784

Hong Kong – 0.8%
China Everbright International Ltd.	(b)	1,056,000	503,731

37	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks (Continued)		Shares	Value
Luxembourg – 0.7%
SAF-Holland SA	(a)(b)	74,981	$ 421,882

Thailand – 0.6%
Amata Corp. PCL	(b)	784,600	389,622

Denmark – 0.2%
H Lundbeck A/S	(b)	6,000	123,976

Total Common Stocks (Cost $46,243,391)			$55,271,434

Exchange Traded Funds – 1.7%		Shares	Value
iShares MSCI Emerging Markets Index Fund		26,866	$ 1,052,879

Total Exchange Traded Funds (Cost $1,052,180)			$ 1,052,879

Money Market Funds – 7.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class 2		2,857,064	$ 2,857,064
State Street Institutional US Government Money Market Fund Institutional Class		1,492,750	1,492,750

Total Money Market Funds (Cost $4,349,814)			$ 4,349,814

Total Investments – 101.2% (Cost $51,645,385)	(c)		$60,674,127
Liabilities in Excess of Other Assets – (1.2)%			(740,324)

Net Assets – 100.0%			$59,933,803

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $41,917,904, or 69.9% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time. Exchange traded funds are also not evaluated by the fair valuation service.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications (Common stocks): (Percent of net assets)

Consumer Discretionary	25.9%
Industrials	22.9%
Energy	11.6%
Materials	10.1%
Information Technology	7.1%
Consumer Staples	6.9%
Financials	4.7%
Health Care	3.0%

92.2%

The accompanying notes are an integral part of these financial statements.

38

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	5.52%
Five years	2.08%
Ten years	6.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Aggressive Growth Portfolio returned 16.15% versus 9.49% for the current benchmark, the S&P 500 Index.

Stocks posted gains in the first six months of 2012, despite coming under a variety of macroeconomic pressures in the second quarter, including the threat of a Greek exit from the EuroZone, troubled Spanish banks and weaker economic data coming from Europe, China and the U.S. higher oil prices. These concerns weighed on investor sentiment in the latter half of the period. Large-cap indices outperformed those involving small and mid caps, while growth-style indices generally topped value indices. The Telecommunication Services and Financials sectors led the S&P 500 Index higher for the six months. Information Technology and Consumer Discretionary also outperformed while Energy, Utilities, Materials and Industrials lagged. Commodities were mixed, led by gains in agricultural commodities such as soy beans and wheat, while other commodities, such as cotton and oil, were weak.

The Portfolio’s stock selection in Information Technology (+338bps) and Consumer Staples (+179bps), along with an underweight in Energy (+152bps), were the largest contributors to relative results, while stock selections in Materials (-121bps) and Financials (-64bps) were the largest detractors from relative results.(1)

Shares of Apple, Inc. continued to perform well. This producer of computers, tablets and mobile devices has developed a strong ecosystem with devices that continue to bring a growing number of new consumers and businesses into the Apple family. Once introduced to the Apple brand, customers tend to increase spending on its products and they become more loyal and profitable to the company. E-commerce company eBay, Inc. was another top performer. The company is seeing a re-acceleration in its core marketplace business and continued growth in PayPal online and offline globally. We like eBay, Inc.’s competitive position, and the value proposition that PayPal offers both consumers and retailers.(1)

Ivanhoe Mines Ltd. underperformed. Like most companies tied to commodity prices, Ivanhoe Mines Ltd. traded downward because of a weaker outlook for the economy as a whole. Investors were also concerned about how a rights offering and a creeping takeover by controlling shareholder Rio Tinto would impact the shares. Over the long-term, we still feel positive about the potential of the company’s Mongolian mine, which represents one of the largest, high grade copper deposits in the world. Shares of Zynga, Inc. were a detractor from the Portfolio’s performance. We think the platform Zynga, Inc. is developing for mobile and social gaming will attract other game developers, which will use Zynga, Inc.’s technology infrastructure to develop games, and rely on Zynga, Inc. to market them. (1)

We are closely monitoring the situation in Europe, where politicians and policy makers have their work cut out for them. The region needs to take bolder measures to come up with a real fix to its problems, rather than stopgap solutions that simply push problems further down the road. Outside of Europe, we think it is positive that other regions are stepping up to stimulate their economies. China’s moves to cut rates and decrease its banks’ reserve requirements could help stimulate growth in Asia. Meanwhile, the U.S. is holding up relatively well and we still expect slow to modest economic growth for the year. Lower energy prices will be a tailwind for the global economy, especially in emerging markets where energy costs make up a larger percentage of cost of living expenses.

While Europe is undoubtedly the largest concern at the macro level, we are cautiously optimistic that concerns about Europe are largely priced into most stocks and that upside opportunities exist. The problems in Europe are a “known unknown.” In other words, companies might not know exactly what will happen in Europe, but they are prepared for weakness in the area. This is easier for companies to navigate than a crisis that takes everyone by surprise, such as the one in 2008. We believe that the companies in the Portfolio are not predicating their business plans on a strong European business cycle, or expecting Europe to be the driver of growth for their global businesses. While a global economic slowdown would not bode well for businesses in general, we invest in companies that have pricing power, which should help them maintain or increase margins in many economic environments. We seek companies that have wide competitive moats which can help them fend off competition in the long-term, or which serve large unaddressed markets. We believe those factors should help these companies, even in a weaker economic climate.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

39	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	98.6
Rights and Other Net Assets	1.4

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	9.8
2. eBay, Inc.	8.0
3. Express Scripts Holding Co.	5.9
4. Monster Beverage Corp.	4.9
5. Crown Castle International Corp.	4.9
6. News Corp. Class A	4.1
7. FANUC Corp.	4.0
8. Celgene Corp.	4.0
9. EMC Corp.	3.5
10. Microsoft Corp.	3.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	36.2
Consumer Discretionary	13.7
Health Care	13.3
Industrials	10.9
Consumer Staples	10.6
Financials	7.4
Telecommunication Services	5.4
Materials	1.1

98.6

40

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 98.6%		Shares	Value
CONSUMER DISCRETIONARY – 13.7%
Ford Motor Co. (Automobiles)		31,930	$306,209
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	41,956	468,229
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	1,075	245,476
News Corp. Class A (Media)		53,350	1,189,171
Limited Brands, Inc. (Specialty Retail)		22,430	953,948
Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	(b)	10,200	560,080
Prada SpA (Textiles, Apparel & Luxury Goods)	(b)	34,700	234,152

			3,957,265

CONSUMER STAPLES – 10.6%
Davide Campari-Milano SpA (Beverages)	(b)	121,180	844,186
Monster Beverage Corp. (Beverages)	(a)	20,005	1,424,356
Pernod-Ricard SA (Beverages)	(b)	2,723	291,177
Mead Johnson Nutrition Co. (Food Products)		6,185	497,954

			3,057,673

FINANCIALS – 7.4%
CapitalSource, Inc. (Commercial Banks)		41,784	280,788
Standard Chartered PLC (Commercial Banks)	(b)	15,593	338,726
AIA Group Ltd. (Insurance)	(b)	110,800	382,710
Prudential PLC (Insurance)	(b)	39,133	453,747
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	(a)	53,570	688,374

			2,144,345

HEALTH CARE – 13.3%
Celgene Corp. (Biotechnology)	(a)	17,910	1,149,106
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	11,947	668,076
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	614	340,027
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	30,368	1,695,445

			3,852,654

INDUSTRIALS – 10.9%
Precision Castparts Corp. (Aerospace & Defense)		1,145	188,341
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		7,855	459,753
United Parcel Service, Inc. Class B (Air Freight & Logistics)		10,600	834,856
Iron Mountain, Inc. (Commercial Svs. & Supplies)		15,810	521,098
FANUC Corp. (Machinery)	(b)	7,000	1,150,668

			3,154,716

INFORMATION TECHNOLOGY – 36.2%
Apple, Inc. (Computers & Peripherals)	(a)	4,825	2,817,800
EMC Corp. (Computers & Peripherals)	(a)	39,940	1,023,662

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		5,585	$306,728
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		15,425	492,212
Trimble Navigation Ltd (Electronic Equip., Instr. & Comp.)	(a)	14,830	682,328
CoStar Group, Inc. (Internet Software & Svs.)	(a)	5,315	431,578
eBay, Inc. (Internet Software & Svs.)	(a)	54,955	2,308,660
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	5,488	170,787
VistaPrint NV (Internet Software & Svs.)	(a)	10,870	351,101
Yelp, Inc. (Internet Software & Svs.)	(a)	4,501	102,308
Mastercard, Inc. Class A (IT Svs.)		705	303,228
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	49,175	349,142
Microsoft Corp. (Software)		32,380	990,504
Zynga, Inc. Class A (Software)	(a)	20,828	113,304

			10,443,342

MATERIALS – 1.1%
Ivanhoe Mines Ltd. (Metals & Mining)	(a)	32,770	317,214

TELECOMMUNICATION SERVICES – 5.4%
Ziggo NV (Diversified Telecom. Svs.)	(a)(c)	4,551	145,048
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	24,170	1,417,812

			1,562,860

Total Common Stocks (Cost $22,814,864)			$28,490,069

VVPR Strips – 0.0%	(d)	Quantity	Value
CONSUMER STAPLES – 0.0%
Anheuser-Busch InBev NV (Beverages)	(a)(c)	6,992	$9

Total VVPR Strips (Cost $0)			$9

Rights – 0.1%		Quantity	Value
MATERIALS – 0.1%
Ivanhoe Mines Ltd. (Metals & Mining)	(a)	33,100	$30,518

Total Rights (Cost $63,043)			$30,518

Total Investments – 98.7% (Cost $22,877,907)	(e)		$28,520,596
Other Assets in Excess of Liabilities – 1.3%			373,628

Net Assets – 100.0%			$28,894,224

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $4,255,446, or 14.7% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to the valuation model of a stock is below a chosen threshold. These securities represent $145,057, or 0.5% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	A VVPR Strip is a coupon attached to specific ordinary common shares that offers tax advantages. The coupon entitles a holder to reduced withholding tax rates on the dividends generated from the related common shares.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

41

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	3.68%
Five years	3.56%
Ten years	9.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Small Cap Growth Portfolio returned 13.17% versus 8.81% for the current benchmark, the Russell 2000 Growth Index.

After a strong performance early in the year, stocks came under pressure in June, trading mainly around macro-economic issues such as a potential Greek exit from the EuroZone, the need for Spanish bank recapitalization, and weaker economic data spreading from Europe to the U.S. and China. When stocks trade based on macroeconomic headlines, it generally creates a challenging investment environment for fundamental stock pickers. However, we seek to emphasize higher quality businesses with competitive advantages, large addressable markets and predictable, growing revenue streams in the Portfolio. We believe these companies can weather a downturn and take market share from competitors in difficult environments. The businesses we invest in do not generally require a strong macro-economic environment to generate compelling returns.

The Portfolio’s stock selection in Health Care (+253bps) and Information Technology (+140bps) were the largest contributors to relative performance during the period. The Portfolio’s stock selections in Financials (-68bps), along with the stock selections and underweight in Telecommunication Services (-4bps), detracted from relative results.(1)

On an individual basis, RealD, Inc. posted strong returns. The company licenses 3D technology to movie theaters and will likely increase licensing its technology to consumer electronics manufacturers as 3D TVs start to roll out. We like its business model, which has low capital expenditures. It is also a high fixed cost business so, as revenues grow, a high percentage of sales drops to bottom line. Pharmacyclics, Inc. was another top contributor. The biopharmaceutical company develops small-molecule drugs for the treatment of cancer and immune mediated diseases. During the second quarter, it released positive data on its drug for treating chronic lymphocyic leukemia. We believe the drug has a long runway for growth given the potential to serve a large global market.

SXC Health Solutions Corp. was also a strong performer as it merged with another pharmacy benefit manager in the second quarter. While the company will likely benefit from increased scale, we sold the position because the combined company is now out of our market cap range.(1)

Vocus, Inc. underperformed during the period, most recently on what the market viewed as an ill-conceived acquisition. We grew concerned about the company’s capital allocation plans and growth potential, so we sold the position. Ceva, Inc. also detracted from performance, falling in line with many companies in the tech hardware supply chain. We are still attracted to the business model of company, which provides logistics and freight management solutions. However, we are concerned about customer concentration risk and the company’s ability to continue gaining market share, so we trimmed this position. Quicksilver, Inc. was also a detractor from the Portfolio’s performance. The retailer’s stock traded downward due to its exposure to Europe. The company is in the middle of a turnaround, which we believe it can successfully execute as it better monetizes the value of underlying brands across the snow sports, footwear, and surf/skate segments.(1)

We do not have a bullish view on the economy going forward, but we also don’t spend our efforts trying to predict where it is headed. Solutions in Europe require bold measures by politicians with divergent views. We can’t predict what those politicians will decide. Instead, stock selection remains our sole focus. We carefully select companies we believe have differentiated business models or competitive advantages that should allow them to outperform in weaker markets, and accelerate growth with larger market share as the economy regains strength. We believe this is a better strategy for long-term growth than building a portfolio that is dependent on the whims of politicians.

Rather than worry about the macro-economic environment, we focus on the opportunities it presents. We weed out businesses that can perform in only one macroeconomic outcome and seek to use market volatility to our advantage. To that end, we are confident that some new finds will add to performance over the long term. We aren’t identifying as many attractively valued opportunities as there were during the downturn in 2008 and 2009 but, compared to the first quarter of this year, we are finding more attractively valued companies. We continue to look for companies with compelling business models, long term competitive advantages, sustainable growth, exciting market opportunities, and sound business models and will act on more of these opportunities if valuations continue to get more attractive.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

42	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	95.4
Money Market Funds and Other Net Assets	4.6

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. WESCO International, Inc.	2.4
2. National CineMedia, Inc.	2.4
3. Polypore International, Inc.	2.3
4. HEICO Corp. Class A	2.2
5. Wolverine World Wide, Inc.	2.1
6. Masimo Corp.	2.1
7. SS&C Technologies Holdings, Inc.	2.0
8. RealPage, Inc.	1.9
9. Measurement Specialties, Inc.	1.8
10. CoStar Group, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	27.3
Industrials	19.9
Health Care	17.8
Consumer Discretionary	15.2
Financials	6.6
Energy	6.2
Materials	1.2
Consumer Staples	1.2

95.4

43

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 95.4%		Shares	Value
CONSUMER DISCRETIONARY – 15.2%
K12, Inc. (Diversified Consumer Svs.)	(a)	13,485	$314,200
Skullcandy, Inc. (Household Durables)	(a)	12,170	172,206
SodaStream International Ltd. (Household Durables)	(a)	11,816	484,102
CafePress, Inc. (Internet & Catalog Retail)	(a)	12,100	180,048
National CineMedia, Inc. (Media)		54,475	826,386
Gordmans Stores, Inc. (Multiline Retail)	(a)	19,890	328,185
Hibbett Sports, Inc. (Specialty Retail)	(a)	6,075	350,588
Monro Muffler Brake, Inc. (Specialty Retail)		8,042	267,316
Tilly’s, Inc. (Specialty Retail)	(a)	4,500	72,225
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	(a)	6,915	363,729
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	10,480	461,225
Maidenform Brands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	19,160	381,667
Quiksilver, Inc. (Textiles, Apparel & Luxury Goods)	(a)	123,428	287,587
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		18,165	704,439

			5,193,903

CONSUMER STAPLES – 1.2%
Casey’s General Stores, Inc. (Food & Staples Retailing)		5,685	335,358
Snyders-Lance, Inc. (Food Products)		2,659	67,087

			402,445

ENERGY – 6.2%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	12,303	547,976
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	9,250	606,708
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		9,169	391,516
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		15,338	583,304

			2,129,504

FINANCIALS – 6.6%
Epoch Holding Corp. (Capital Markets)		19,170	436,693
Financial Engines, Inc. (Capital Markets)	(a)	9,888	212,098
Gluskin Sheff + Associates, Inc. (Capital Markets)		13,558	176,183
WisdomTree Investments, Inc. (Capital Markets)	(a)	38,205	251,007
Cash Store Financial Services, Inc. / The (Consumer Finance)		19,690	118,337
Credit Acceptance Corp. (Consumer Finance)	(a)	2,215	187,012
Netspend Holdings, Inc. (Consumer Finance)	(a)	17,781	163,407
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		11,626	309,717
MSCI, Inc. (Diversified Financial Svs.)	(a)	11,111	377,996

			2,232,450

HEALTH CARE – 17.8%
Achillion Pharmaceuticals, Inc. (Biotechnology)	(a)	18,742	116,200
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	13,076	225,038
Immunogen, Inc. (Biotechnology)	(a)	13,699	229,869
Incyte Corp Ltd. (Biotechnology)	(a)	9,880	224,276
Pharmacyclics, Inc. (Biotechnology)	(a)	4,104	224,119
Seattle Genetics, Inc. (Biotechnology)	(a)	10,435	264,945
Conceptus, Inc. (Health Care Equip. & Supplies)	(a)	10,115	200,479
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	20,684	319,361
Gen-Probe, Inc. (Health Care Equip. & Supplies)	(a)	4,060	333,732
HeartWare International, Inc. (Health Care Equip. & Supplies)	(a)	1,875	166,500
Masimo Corp. (Health Care Equip. & Supplies)	(a)	31,460	704,075
Novadaq Technologies, Inc. (Health Care Equip. & Supplies)	(a)	20,163	134,487
Quidel Corp. (Health Care Equip. & Supplies)	(a)	31,221	489,545
Volcano Corp. (Health Care Equip. & Supplies)	(a)	19,335	553,948
ExamWorks Group, Inc. (Health Care Providers & Svs.)	(a)	29,560	391,079
PSS World Medical, Inc. (Health Care Providers & Svs.)	(a)	24,002	503,802
athenahealth, Inc. (Health Care Technology)	(a)	3,966	313,988

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Techne Corp. (Life Sciences Tools & Svs.)		6,762	$501,740
Impax Laboratories, Inc. (Pharmaceuticals)	(a)	7,800	158,106

			6,055,289

INDUSTRIALS – 19.9%
HEICO Corp. Class A (Aerospace & Defense)		23,033	743,045
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	16,915	612,323
Heritage-Crystal Clean, Inc. (Commercial Svs. & Supplies)	(a)	21,285	348,010
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		22,276	473,365
Standard Parking Corp. (Commercial Svs. & Supplies)	(a)	23,415	503,891
Polypore International, Inc. (Electrical Equip.)	(a)	19,405	783,768
Nordson Corp. (Machinery)		7,885	404,422
Wabtec Corp. (Machinery)		6,373	497,158
Resources Connection, Inc. (Professional Svs.)		36,511	449,085
Landstar System, Inc. (Road & Rail)		9,440	488,237
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	9,000	389,610
Rush Enterprises, Inc. Class B (Trading Companies & Distributors)	(a)	19,184	257,449
WESCO International, Inc. (Trading Companies & Distributors)	(a)	14,360	826,418

			6,776,781

INFORMATION TECHNOLOGY – 27.3%
Stratasys, Inc. (Computers & Peripherals)	(a)	7,555	374,350
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	20,256	528,276
Measurement Specialties, Inc. (Electronic Equip., Instr. & Comp.)	(a)	19,281	626,825
RealD, Inc. (Electronic Equip., Instr. & Comp.)	(a)	36,437	545,098
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	13,645	324,887
CoStar Group, Inc. (Internet Software & Svs.)	(a)	7,625	619,150
Envestnet, Inc. (Internet Software & Svs.)	(a)	23,940	287,280
LivePerson, Inc. (Internet Software & Svs.)	(a)	19,485	371,384
VistaPrint NV (Internet Software & Svs.)	(a)	18,899	610,438
Yelp, Inc. (Internet Software & Svs.)	(a)	6,714	152,609
Broadridge Financial Solutions, Inc. (IT Svs.)		19,045	405,087
Cardtronics, Inc. (IT Svs.)	(a)	6,075	183,526
Euronet Worldwide, Inc. (IT Svs.)	(a)	20,613	352,895
Gartner, Inc. (IT Svs.)	(a)	14,285	614,969
Higher One Holdings, Inc. (IT Svs.)	(a)	22,014	269,011
Ceva, Inc. (Semiconductors & Equip.)	(a)	13,733	241,838
International Rectifier Corp. (Semiconductors & Equip.)	(a)	19,240	384,608
Blackbaud, Inc. (Software)		17,548	450,457
Opnet Technologies, Inc. (Software)		9,865	262,310
RealPage, Inc. (Software)	(a)	28,453	658,971
Splunk, Inc. (Software)	(a)	1,175	33,018
SS&C Technologies Holdings, Inc. (Software)	(a)	26,845	671,125
Tyler Technologies, Inc. (Software)	(a)	8,760	353,466

			9,321,578

MATERIALS – 1.2%
Intrepid Potash, Inc. (Chemicals)	(a)	18,105	412,070

Total Common Stocks (Cost $30,037,425)			$32,524,020

Money Market Funds – 4.6%		Shares	Value
Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		1,563,000	$1,563,000

Total Money Market Funds (Cost $1,563,000)			$1,563,000

Total Investments – 100.0% (Cost $31,600,425)	(b)		$34,087,020
Other Assets in Excess of Liabilities – 0.0%			5,010

Net Assets – 100.0%			$34,092,030

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

44

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	2.90%
Five years	-1.89%
Ten years	6.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Mid Cap Opportunity Portfolio returned 11.73% versus 8.10% for the current benchmark, the Russell Midcap Growth Index.

The Portfolio delivered a positive absolute return and significantly outperformed its benchmark. Positive stock selection in the Consumer Discretionary and Telecommunication Services sectors contributed to relative performance, while weakness in select Industrials holdings detracted from relative returns. During the period, stock selection accounted for 86% of overall relative returns, while sector allocation accounted for 14% of relative returns.(1)

Equinix, Inc., a leading data center solutions company, contributed to performance during the period. The company’s core business remains strong and pricing is up in the three main areas in which it operates – the U.S., Europe and Asia. Equinix, Inc. also recently acquired data centers in Frankfurt, Hong Kong, Shanghai and Singapore to further drive growth. The company continues to evaluate the potential to convert to a real estate investment trust (REIT), which would provide tax and valuation benefits. The market has begun to recognize that Equinix, Inc. is trading at a discount to other data center operators that are publicly-traded REITs, and appreciate the growth and stability of Equinix Inc.’s revenue stream. We continue to have conviction in the company’s ability to drive revenue growth as it benefits from several secular growth drivers, including cloud computing, growth in Internet traffic and enterprise outsourcing, and rising demand for optimized network performance.(1)

Coinstar, Inc. also contributed to performance. The company raised fiscal year 2012 estimates as it looks to replace Blockbuster rental kiosks with Redbox kiosks. Coinstar, Inc. also finalized the acquisition of NCR Corp.’s DVD kiosk unit, a large DVD distribution competitor, and continues to move forward in its online streaming venture with Verizon Communications. We continue to believe Redbox will be the primary growth driver for Coinstar, Inc., as the company builds out its suite of products and implements a new web-based technology for online rentals, which will track consumer trends and allow the company to optimize its business. (1)

Within the Consumer Discretionary sector, Decker’s Outdoor Corp., detracted from performance as the company reported disappointing guidance for 2012. Specifically, input costs (sheepskin for UGG boots) are expected to hurt the company’s earnings power during the upcoming year. We believe this is a transitory issue and the company should again be able to show its full earnings power as we move closer to 2013.(1)

Cameron International Corp. also detracted from returns. The company provides flow equipment products, systems and services to global oil, gas and process industries. Although the company announced solid first quarter results, it issued second quarter earnings per share guidance below analysts’ expectations. Cameron International Corp. is a market leader across the majority of its business lines and we believe it is positioned to gain market share with its attractive product portfolio and service offerings. In addition, we believe the company’s presence in both onshore and offshore well operations is an advantage because it may allow the company to benefit from strength in either market.(1)

The Portfolio’s top performers were RealD Inc., Amylin Pharmaceuticals, Inc., Equinix, Inc., Vertex Pharmaceuticals, Inc. and Hain Celestial Group, Inc. The Portfolio’s worst performers were Deckers Outdoor Corp., Groupon, Inc., DigitalGlobe, Inc., Rovi Corp. and Juniper Networks, Inc. The Portfolio’s top contributors were Equinix, Inc., Coinstar, Inc., SBA Communications Corp., RealD, Inc. and Scripps Networks Interactive, Inc. The Portfolio’s top detractors were Deckers Outdoor Corp., Cameron International Corp., Whiting Petroleum Corp., NetApp Inc. and Rosetta Resources, Inc.(1)

Looking forward, we remain constructive in our outlook for U.S. equities. Valuations are reasonable relative to history and strong corporate balance sheets provide companies with a number of options to create shareholder value. Economic activity remains muted by historical standards, but a number of indicators are moving in a positive direction and suggest continued U.S. economic growth. Initial jobless claims have stabilized below the levels seen in 2011, U.S. housing statistics have been improving throughout the year and retail gas prices have moved lower. We recognize that risks remain as the financial situation in Europe and slower-than-expected growth in China have potential negative implications for growth in the U.S. Domestically, the ‘fiscal-cliff’ and the upcoming elections in November have increased uncertainty. However, we believe the U.S. outlook compares favorably to other developed nations. While the markets over the past two summers have been volatile and often headline- or macro-driven, our bottom-up, fundamental research process requires us to look past short-term events and identify companies where we believe there is an opportunity for long-term growth creation. We remain balanced in our portfolios and continue to manage position sizes and initiate new positions in well-managed companies that demonstrate competitive advantages and sustainable business models.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

45	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	98.9
Money Market Funds Less Net Liabilities	1.1

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. SBA Communications Corp. Class A	3.1
2. PetSmart, Inc.	2.2
3. PVH Corp.	2.2
4. C.R. Bard, Inc.	2.1
5. Equinix, Inc.	2.0
6. Scripps Networks Interactive, Inc. Class A	2.0
7. Urban Outfitters, Inc.	1.9
8. Amphenol Corp. Class A	1.9
9. tw telecom, Inc.	1.9
10. Marriott International, Inc. Class A	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	21.8
Consumer Discretionary	21.4
Health Care	14.2
Financials	12.1
Industrials	8.3
Energy	7.3
Telecommunication Services	6.6
Materials	3.8
Consumer Staples	3.4

98.9

46

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 98.9%		Shares	Value
CONSUMER DISCRETIONARY – 21.4%
Coinstar, Inc. (Diversified Consumer Svs.)	(a)	14,607	$ 1,002,917
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		13,449	461,839
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		29,645	1,162,084
Newell Rubbermaid, Inc. (Household Durables)		59,746	1,083,792
Discovery Communications, Inc. Class A (Media)	(a)	10,568	570,672
Pandora Media, Inc. (Media)	(a)	21,843	237,433
Scripps Networks Interactive, Inc. Class A (Media)		21,841	1,241,879
Family Dollar Stores, Inc. (Multiline Retail)		11,462	761,994
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	10,261	634,130
Dick’s Sporting Goods, Inc. (Specialty Retail)		13,937	668,976
PetSmart, Inc. (Specialty Retail)		20,350	1,387,463
Tiffany & Co. (Specialty Retail)		8,949	473,850
Urban Outfitters, Inc. (Specialty Retail)	(a)	44,427	1,225,741
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	15,178	667,984
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	3,343	199,343
PVH Corp. (Textiles, Apparel & Luxury Goods)		17,490	1,360,547
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		2,553	357,573

			13,498,217

CONSUMER STAPLES – 3.4%
Hain Celestial Group, Inc. / The (Food Products)	(a)	6,894	379,446
TreeHouse Foods, Inc. (Food Products)	(a)	12,203	760,125
Church & Dwight Co., Inc. (Household Products)		4,678	259,489
Avon Products, Inc. (Personal Products)		29,834	483,609
Estee Lauder Cos., Inc. / The Class A (Personal Products)		4,460	241,375

			2,124,044

ENERGY – 7.3%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	26,379	1,126,647
Core Laboratories NV (Energy Equip. & Svs.)		4,238	491,184
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	9,572	627,827
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		8,359	737,347
Rosetta Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	12,443	455,912
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	13,714	437,888
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	18,278	751,591

			4,628,396

FINANCIALS – 12.1%
Lazard Ltd. Class A (Capital Markets)		25,279	657,001
Northern Trust Corp. (Capital Markets)		22,115	1,017,732
T. Rowe Price Group, Inc. (Capital Markets)		13,546	852,856
First Republic Bank (Commercial Banks)	(a)	30,746	1,033,066
SLM Corp. (Consumer Finance)		22,737	357,198
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	7,708	1,048,134
MSCI, Inc. (Diversified Financial Svs.)	(a)	33,363	1,135,009
Principal Financial Group, Inc. (Insurance)		18,840	494,173
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	60,933	996,864

			7,592,033

HEALTH CARE – 14.2%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	4,223	419,344
Amylin Pharmaceuticals, Inc. (Biotechnology)	(a)	15,954	450,381
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	8,166	323,210
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	13,080	731,434
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	34,343	881,928

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
C.R. Bard, Inc. (Health Care Equip. & Supplies)		12,207	$ 1,311,520
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	6,206	641,080
St Jude Medical, Inc. (Health Care Equip. & Supplies)		20,644	823,902
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	13,152	1,032,300
HMS Holdings Corp. (Health Care Providers & Svs.)	(a)	11,373	378,835
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		25,319	993,518
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	2,647	412,535
Shire PLC-ADR (Pharmaceuticals)		6,049	522,573

			8,922,560

INDUSTRIALS – 8.3%
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		7,023	411,056
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		40,787	866,724
Quanta Services, Inc. (Construction & Engineering)	(a)	41,768	1,005,356
Rockwell Automation, Inc. (Electrical Equip.)		9,965	658,288
Roper Industries, Inc. (Electrical Equip.)		9,382	924,878
Graco, Inc. (Machinery)		10,296	474,440
Kennametal, Inc. (Machinery)		26,722	885,834

			5,226,576

INFORMATION TECHNOLOGY – 21.8%
Juniper Networks, Inc. (Communications Equip.)	(a)	31,301	510,519
NetApp, Inc. (Computers & Peripherals)	(a)	30,894	983,047
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		22,177	1,217,961
RealD, Inc. (Electronic Equip., Instr. & Comp.)	(a)	41,929	627,258
Equinix, Inc. (Internet Software & Svs.)	(a)	7,164	1,258,357
Rackspace Hosting, Inc. (Internet Software & Svs.)	(a)	24,621	1,081,847
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	4,906	294,360
FleetCor Technologies, Inc. (IT Svs.)	(a)	18,230	638,779
Genpact Ltd. (IT Svs.)	(a)	41,188	684,956
VeriFone Systems, Inc. (IT Svs.)	(a)	20,269	670,701
Altera Corp. (Semiconductors & Equip.)		18,403	622,758
Linear Technology Corp. (Semiconductors & Equip.)		18,039	565,162
NVIDIA Corp. (Semiconductors & Equip.)	(a)	49,209	680,068
Xilinx, Inc. (Semiconductors & Equip.)		31,826	1,068,399
Citrix Systems, Inc. (Software)	(a)	9,598	805,656
MICROS Systems, Inc. (Software)	(a)	16,679	853,965
Rovi Corp. (Software)	(a)	14,266	279,899
Salesforce.com, Inc. (Software)	(a)	6,620	915,281

			13,758,973

MATERIALS – 3.8%
Airgas, Inc. (Chemicals)		10,376	871,688
Ecolab, Inc. (Chemicals)		13,928	954,486
International Flavors & Fragrances, Inc. (Chemicals)		9,913	543,232

			2,369,406

TELECOMMUNICATION SERVICES – 6.6%
tw telecom, Inc. (Diversified Telecom. Svs.)	(a)	46,346	1,189,238
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	17,119	1,004,201
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	34,074	1,943,922

			4,137,361

Total Common Stocks (Cost $56,066,366)			$62,257,566

47	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Money Market Funds – 1.9%		Shares	Value
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I		1,214,000	$1,214,000

Total Money Market Funds (Cost $1,214,000)			$1,214,000

Total Investments – 100.8% (Cost $57,280,366)	(b)		$63,471,566
Liabilities in Excess of Other Assets – (0.8)%			(510,335)

Net Assets – 100.0%			$62,961,231

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

48

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the Standard & Poor’s 500® Index.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	5.02%
Five years	-0.25%
Ten years	4.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the S&P 500® Index Portfolio returned 9.21% versus 9.49% for the current benchmark, the S&P 500® Index.

The Portfolio’s correlation with the S&P 500 Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in SPDR S&P 500 ETF Trust, an exchange traded fund that mimics the holdings and returns of the S&P 500® Index.(1)

The top five holdings in the Portfolio were Apple, Inc., Exxon Mobil Corp., Microsoft Corp., International Business Machines Corp., and Chevron Corp.(1)

The largest contributors to the index return for the six-month period ended June 30th were Apple, Inc., Microsoft Corp., AT&T, Inc., Wells Fargo & Co., and General Electric Co. The largest detractors for the six-month period ended June 30th were Google, Inc., The Procter and Gamble Co., McDonalds’s Corp, Hewlett-Packard Co., and Occidental Petroleum Corp.(1)

Stocks had a decent first half of 2012, but came off their highs after fears about a slow down in the U.S. recovery, Europe’s economy, and a possible default by Greece. Interest rates should continue to remain at historical lows for the foreseeable future. The Federal Reserve may try quantitative easing later this year if the economy seems to be losing traction. Unemployment, the crisis in Europe, and the strength of the U.S. recovery will be important themes for the balance of 2012.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500® Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

49	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	97.4
Exchange Traded Funds	2.5
Repurchase Agreements and Other Net Assets	0.1

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	4.3
2. Exxon Mobil Corp.	3.2
3. SPDR S&P 500 ETF Trust	2.5
4. Microsoft Corp.	1.8
5. International Business Machines Corp.	1.8
6. General Electric Co.	1.7
7. AT&T, Inc.	1.7
8. Chevron Corp.	1.7
9. Johnson & Johnson	1.5
10. Wells Fargo & Co.	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	19.3
Financials	14.0
Health Care	11.7
Consumer Staples	11.0
Consumer Discretionary	10.7
Energy	10.5
Industrials	10.2
Utilities	3.6
Materials	3.3
Telecommunication Services	3.1

97.4

50

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 97.4%		Shares	Value
CONSUMER DISCRETIONARY – 10.7%
BorgWarner, Inc. (Auto Components)	(a)	1,700	$111,503
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	3,600	42,516
Johnson Controls, Inc. (Auto Components)		10,100	279,871
Ford Motor Co. (Automobiles)		56,487	541,710
Harley-Davidson, Inc. (Automobiles)		3,400	155,482
Genuine Parts Co. (Distributors)		2,300	138,575
Apollo Group, Inc. Class A (Diversified Consumer Svs.)	(a)	1,600	57,904
DeVry, Inc. (Diversified Consumer Svs.)		900	27,873
H&R Block, Inc. (Diversified Consumer Svs.)		4,300	68,714
Carnival Corp. (Hotels, Restaurants & Leisure)		6,700	229,609
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	450	170,977
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		1,900	96,197
International Game Technology (Hotels, Restaurants & Leisure)		4,400	69,300
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		3,946	154,683
McDonald’s Corp. (Hotels, Restaurants & Leisure)		15,000	1,327,950
Starbucks Corp. (Hotels, Restaurants & Leisure)		11,200	597,184
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		2,900	153,816
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		2,160	113,918
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		1,200	124,464
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		6,800	438,056
D.R. Horton, Inc. (Household Durables)		4,100	75,358
Harman International Industries, Inc. (Household Durables)		1,000	39,600
Leggett & Platt, Inc. (Household Durables)		2,100	44,373
Lennar Corp. Class A (Household Durables)		2,400	74,184
Newell Rubbermaid, Inc. (Household Durables)		4,300	78,002
PulteGroup, Inc. (Household Durables)	(a)	4,950	52,965
Whirlpool Corp. (Household Durables)		1,155	70,640
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	5,350	1,221,672
Expedia, Inc. (Internet & Catalog Retail)		1,300	62,491
Netflix, Inc. (Internet & Catalog Retail)	(a)	850	58,199
priceline.com, Inc. (Internet & Catalog Retail)	(a)	725	481,777
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	1,400	62,566
Hasbro, Inc. (Leisure Equip. & Products)		1,700	57,579
Mattel, Inc. (Leisure Equip. & Products)		5,000	162,200
Cablevision Systems Corp. Class A (Media)		3,200	42,528
CBS Corp. Class B (Media)		9,550	313,049
Comcast Corp. Class A (Media)		39,853	1,274,100
DIRECTV Class A (Media)	(a)	9,700	473,554
Discovery Communications, Inc. Class A (Media)	(a)	3,800	205,200
Gannett Co., Inc. (Media)		3,500	51,555
Interpublic Group of Cos., Inc. / The (Media)		6,523	70,775
McGraw-Hill Cos., Inc. / The (Media)		4,100	184,500
News Corp. Class A (Media)		31,200	695,448
Omnicom Group, Inc. (Media)		4,000	194,400
Scripps Networks Interactive, Inc. Class A (Media)		1,400	79,604
Time Warner Cable, Inc. (Media)		4,632	380,287
Time Warner, Inc. (Media)		14,166	545,391
Viacom, Inc. Class B (Media)		7,850	369,107
Walt Disney Co. / The (Media)		26,400	1,280,400
Washington Post Co. / The Class B (Media)		75	28,036
Big Lots, Inc. (Multiline Retail)	(a)	900	36,711
Dollar Tree, Inc. (Multiline Retail)	(a)	3,400	182,920
Family Dollar Stores, Inc. (Multiline Retail)		1,700	113,016
J.C. Penney Co., Inc. (Multiline Retail)		2,200	51,282
Kohl’s Corp. (Multiline Retail)		3,500	159,215
Macy’s, Inc. (Multiline Retail)		6,076	208,711
Nordstrom, Inc. (Multiline Retail)		2,400	119,256
Sears Holdings Corp. (Multiline Retail)	(a)	601	35,880
Target Corp. (Multiline Retail)		9,800	570,262
Abercrombie & Fitch Co. Class A (Specialty Retail)		1,200	40,968

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
AutoNation, Inc. (Specialty Retail)	(a)	600	$21,168
AutoZone, Inc. (Specialty Retail)	(a)	375	137,689
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	3,400	210,120
Best Buy Co., Inc. (Specialty Retail)		4,075	85,412
CarMax, Inc. (Specialty Retail)	(a)	3,400	88,196
GameStop Corp. Class A (Specialty Retail)		1,900	34,884
Gap, Inc. / The (Specialty Retail)		4,950	135,432
Home Depot, Inc. / The (Specialty Retail)		22,600	1,197,574
Lowe’s Cos., Inc. (Specialty Retail)		17,400	494,856
Limited Brands, Inc. (Specialty Retail)		3,600	153,108
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	1,900	159,163
Ross Stores, Inc. (Specialty Retail)		3,300	206,151
Staples, Inc. (Specialty Retail)		10,200	133,110
Tiffany & Co. (Specialty Retail)		1,900	100,605
TJX Cos., Inc. (Specialty Retail)		11,000	472,230
Urban Outfitters, Inc. (Specialty Retail)	(a)	1,600	44,144
Coach, Inc. (Textiles, Apparel & Luxury Goods)		4,300	251,464
Fossil, Inc. (Textiles, Apparel & Luxury Goods)	(a)	800	61,232
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		5,400	474,012
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,000	140,060
V.F. Corp. (Textiles, Apparel & Luxury Goods)		1,300	173,485

			19,922,158

CONSUMER STAPLES – 11.0%
Beam, Inc. (Beverages)		2,300	143,727
Brown-Forman Corp. Class B (Beverages)		1,450	140,432
Coca-Cola Co. / The (Beverages)		33,400	2,611,546
Coca-Cola Enterprises, Inc. (Beverages)		4,400	123,376
Constellation Brands, Inc. Class A (Beverages)	(a)	2,400	64,944
Dr Pepper Snapple Group, Inc. (Beverages)		3,100	135,625
Molson Coors Brewing Co. Class B (Beverages)		2,300	95,703
Monster Beverage Corp. (Beverages)	(a)	2,200	156,640
PepsiCo, Inc. (Beverages)		23,147	1,635,567
Costco Wholesale Corp. (Food & Staples Retailing)		6,400	608,000
CVS Caremark Corp. (Food & Staples Retailing)		18,920	884,132
Kroger Co. / The (Food & Staples Retailing)		8,300	192,477
Safeway, Inc. (Food & Staples Retailing)		3,600	65,340
Sysco Corp. (Food & Staples Retailing)		8,700	259,347
Walgreen Co. (Food & Staples Retailing)		12,800	378,624
Wal-Mart Stores, Inc. (Food & Staples Retailing)		25,500	1,777,860
Whole Foods Market, Inc. (Food & Staples Retailing)		2,400	228,768
Archer-Daniels-Midland Co. (Food Products)		9,750	287,820
Campbell Soup Co. (Food Products)		2,600	86,788
ConAgra Foods, Inc. (Food Products)		6,100	158,173
Dean Foods Co. (Food Products)	(a)	2,700	45,981
General Mills, Inc. (Food Products)		9,600	369,984
Hershey Co. / The (Food Products)		2,300	165,669
H.J. Heinz Co. (Food Products)		4,700	255,586
Hormel Foods Corp. (Food Products)		2,000	60,840
J.M. Smucker Co. / The (Food Products)		1,700	128,384
Kellogg Co. (Food Products)		3,600	177,588
Kraft Foods, Inc. Class A (Food Products)		26,276	1,014,779
McCormick & Co., Inc. (Food Products)		2,000	121,300
Mead Johnson Nutrition Co. (Food Products)		3,051	245,636
Tyson Foods, Inc. Class A (Food Products)		4,300	80,969
Clorox Co. / The (Household Products)		1,900	137,674
Colgate-Palmolive Co. (Household Products)		7,100	739,110
Kimberly-Clark Corp. (Household Products)		5,800	485,866
Procter & Gamble Co. / The (Household Products)		40,522	2,481,973
Avon Products, Inc. (Personal Products)		6,400	103,744
Estee Lauder Cos., Inc. / The Class A (Personal Products)		3,300	178,596
Altria Group, Inc. (Tobacco)		30,100	1,039,955
Lorillard, Inc. (Tobacco)		1,897	250,309
Philip Morris International, Inc. (Tobacco)		25,200	2,198,952
Reynolds American, Inc. (Tobacco)		4,900	219,863

			20,537,647

51	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks (Continued)		Shares	Value
ENERGY – 10.5%
Baker Hughes, Inc. (Energy Equip. & Svs.)		6,441	$264,725
Cameron International Corp. (Energy Equip. & Svs.)	(a)	3,600	153,756
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		1,000	59,130
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	3,500	137,305
Halliburton Co. (Energy Equip. & Svs.)		13,700	388,943
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		1,600	69,568
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	4,300	61,920
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		6,300	405,972
Noble Corp. (Energy Equip. & Svs.)	(a)	3,700	120,361
Rowan Cos. Plc Class A (Energy Equip. & Svs.)	(a)	1,800	58,194
Schlumberger Ltd. (Energy Equip. & Svs.)		19,747	1,281,778
Alpha Natural Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,240	28,220
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		7,400	489,880
Apache Corp. (Oil, Gas & Consumable Fuels)		5,772	507,301
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		3,100	122,140
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		9,800	182,280
Chevron Corp. (Oil, Gas & Consumable Fuels)		29,238	3,084,609
ConocoPhillips (Oil, Gas & Consumable Fuels)		18,700	1,044,956
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		3,400	102,816
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5,800	87,638
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		6,000	347,940
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3,950	355,935
EQT Corp. (Oil, Gas & Consumable Fuels)		2,200	117,986
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		69,164	5,918,363
Hess Corp. (Oil, Gas & Consumable Fuels)		4,500	195,525
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		7,473	240,786
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		10,420	266,439
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		5,060	227,295
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		2,900	145,841
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	2,000	58,620
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		2,600	220,532
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		12,000	1,029,240
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)		4,000	98,080
Phillips 66 (Oil, Gas & Consumable Fuels)	(a)	9,250	307,470
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		1,800	158,778
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		2,600	77,922
Range Resources Corp. (Oil, Gas & Consumable Fuels)		2,400	148,488
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	5,200	166,036
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		9,618	279,499
Sunoco, Inc. (Oil, Gas & Consumable Fuels)		1,600	76,000
Tesoro Corp. (Oil, Gas & Consumable Fuels)	(a)	2,100	52,416
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		8,200	198,030
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		9,300	268,026
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	2,900	46,922

			19,653,661

FINANCIALS – 14.0%
Ameriprise Financial, Inc. (Capital Markets)		3,280	171,413
Bank of New York Mellon Corp. / The (Capital Markets)		17,611	386,561
BlackRock, Inc. (Capital Markets)		1,900	322,658
Charles Schwab Corp. / The (Capital Markets)		16,000	206,880
E*TRADE Financial Corp. (Capital Markets)	(a)	3,790	30,472
Federated Investors, Inc. Class B (Capital Markets)		1,400	30,590
Franklin Resources, Inc. (Capital Markets)		2,100	233,079
Goldman Sachs Group, Inc. / The (Capital Markets)		7,250	694,985

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Invesco Ltd. (Capital Markets)		6,600	$149,160
Legg Mason, Inc. (Capital Markets)		1,900	50,103
Morgan Stanley (Capital Markets)		22,500	328,275
Northern Trust Corp. (Capital Markets)		3,600	165,672
State Street Corp. (Capital Markets)		7,200	321,408
T. Rowe Price Group, Inc. (Capital Markets)		3,800	239,248
BB&T Corp. (Commercial Banks)		10,300	317,755
Comerica, Inc. (Commercial Banks)		2,900	89,059
Fifth Third Bancorp (Commercial Banks)		13,650	182,910
First Horizon National Corp. (Commercial Banks)		3,764	32,559
Huntington Bancshares, Inc. (Commercial Banks)		12,800	81,920
KeyCorp (Commercial Banks)		14,100	109,134
M&T Bank Corp. (Commercial Banks)		1,900	156,883
PNC Financial Services Group, Inc. (Commercial Banks)		7,842	479,225
Regions Financial Corp. (Commercial Banks)		20,875	140,906
SunTrust Banks, Inc. (Commercial Banks)		8,000	193,840
U.S. Bancorp (Commercial Banks)		27,990	900,158
Wells Fargo & Co. (Commercial Banks)		78,613	2,628,819
Zions Bancorporation (Commercial Banks)		2,700	52,434
American Express Co. (Consumer Finance)		14,800	861,508
Capital One Financial Corp. (Consumer Finance)		8,573	468,600
Discover Financial Services (Consumer Finance)		7,850	271,453
SLM Corp. (Consumer Finance)		7,200	113,112
Bank of America Corp. (Diversified Financial Svs.)		159,427	1,304,113
Citigroup, Inc. (Diversified Financial Svs.)		43,336	1,187,840
CME Group, Inc. (Diversified Financial Svs.)		975	261,407
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	1,100	149,578
JPMorgan Chase & Co. (Diversified Financial Svs.)		56,343	2,013,135
Leucadia National Corp. (Diversified Financial Svs.)		2,900	61,683
Moody’s Corp. (Diversified Financial Svs.)		2,900	105,995
NASDAQ OMX Group, Inc. / The (Diversified Financial Svs.)		1,800	40,806
NYSE Euronext (Diversified Financial Svs.)		3,800	97,204
ACE Ltd. (Insurance)		5,000	370,650
Aflac, Inc. (Insurance)		6,900	293,871
Allstate Corp. / The (Insurance)		7,300	256,157
American International Group, Inc. (Insurance)	(a)	9,495	304,695
Aon PLC (Insurance)		4,800	224,544
Assurant, Inc. (Insurance)		1,300	45,292
Berkshire Hathaway, Inc. Class B (Insurance)	(a)	25,991	2,165,830
Chubb Corp. / The (Insurance)		4,000	291,280
Cincinnati Financial Corp. (Insurance)		2,366	90,074
Genworth Financial, Inc. Class A (Insurance)	(a)	7,300	41,318
Hartford Financial Services Group, Inc. (Insurance)		6,500	114,595
Lincoln National Corp. (Insurance)		4,186	91,548
Loews Corp. (Insurance)		4,561	186,591
Marsh & McLennan Cos., Inc. (Insurance)		8,100	261,063
MetLife, Inc. (Insurance)		15,700	484,345
Principal Financial Group, Inc. (Insurance)		4,400	115,412
Progressive Corp. / The (Insurance)		9,000	187,470
Prudential Financial, Inc. (Insurance)		6,900	334,167
Torchmark Corp. (Insurance)		1,450	73,298
Travelers Cos., Inc. / The (Insurance)		5,759	367,655
Unum Group (Insurance)		4,200	80,346
XL Group PLC (Insurance)		4,600	96,784
American Tower Corp. (Real Estate Investment Trusts)		5,800	405,478
Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)		1,973	53,330
AvalonBay Communities, Inc. (Real Estate Investment Trusts)		1,431	202,458
Boston Properties, Inc. (Real Estate Investment Trusts)		2,200	238,414
Equity Residential (Real Estate Investment Trusts)		4,400	274,384
HCP, Inc. (Real Estate Investment Trusts)		6,200	273,730
Health Care REIT, Inc. (Real Estate Investment Trusts)		3,200	186,560

52	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Host Hotels & Resorts, Inc. (Real Estate Investment Trusts)		10,602	$167,724
Kimco Realty Corp. (Real Estate Investment Trusts)		6,000	114,180
Plum Creek Timber Co., Inc. (Real Estate Investment Trusts)		2,400	95,280
Prologis, Inc. (Real Estate Investment Trusts)		6,839	227,260
Public Storage (Real Estate Investment Trusts)		2,100	303,261
Simon Property Group, Inc. (Real Estate Investment Trusts)		4,462	694,555
Ventas, Inc. (Real Estate Investment Trusts)		4,300	271,416
Vornado Realty Trust (Real Estate Investment Trusts)		2,793	234,556
Weyerhaeuser Co. (Real Estate Investment Trusts)		7,963	178,053
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	4,900	80,164
Hudson City Bancorp, Inc. (Thrifts & Mortgage Finance)		7,800	49,686
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		5,300	61,533

			26,221,547

HEALTH CARE – 11.7%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	2,800	278,040
Amgen, Inc. (Biotechnology)		11,506	840,398
Biogen Idec, Inc. (Biotechnology)	(a)	3,545	511,827
Celgene Corp. (Biotechnology)	(a)	6,500	417,040
Gilead Sciences, Inc. (Biotechnology)	(a)	11,200	574,336
Baxter International, Inc. (Health Care Equip. & Supplies)		8,100	430,515
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3,000	224,250
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	21,103	119,654
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	3,250	83,460
Covidien PLC (Health Care Equip. & Supplies)		7,100	379,850
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,200	128,928
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		2,100	79,401
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	1,700	175,610
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	575	318,429
Medtronic, Inc. (Health Care Equip. & Supplies)		15,400	596,442
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		4,600	183,586
Stryker Corp. (Health Care Equip. & Supplies)		4,800	264,480
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	1,600	97,232
Zimmer Holdings, Inc. (Health Care Equip. & Supplies)		2,570	165,405
Aetna, Inc. (Health Care Providers & Svs.)		5,100	197,727
AmerisourceBergen Corp. (Health Care Providers & Svs.)		3,700	145,595
Cardinal Health, Inc. (Health Care Providers & Svs.)		5,100	214,200
Cigna Corp. (Health Care Providers & Svs.)		4,300	189,200
Coventry Health Care, Inc. (Health Care Providers & Svs.)		2,100	66,759
DaVita, Inc. (Health Care Providers & Svs.)	(a)	1,400	137,494
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	11,878	663,149
Humana, Inc. (Health Care Providers & Svs.)		2,400	185,856
Laboratory Corp of America Holdings (Health Care Providers & Svs.)	(a)	1,400	129,654
McKesson Corp. (Health Care Providers & Svs.)		3,500	328,125
Patterson Cos., Inc. (Health Care Providers & Svs.)		1,300	44,811
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2,300	137,770
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	6,150	32,226

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		15,300	$895,050
WellPoint, Inc. (Health Care Providers & Svs.)		4,900	312,571
Cerner Corp. (Health Care Technology)	(a)	2,200	181,852
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		5,100	200,124
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	2,617	117,739
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		1,700	43,860
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		5,400	280,314
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,300	103,311
Abbott Laboratories (Pharmaceuticals)		23,300	1,502,151
Allergan, Inc. (Pharmaceuticals)		4,500	416,565
Bristol-Myers Squibb Co. (Pharmaceuticals)		24,969	897,636
Eli Lilly & Co. (Pharmaceuticals)		15,100	647,941
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	3,900	136,461
Hospira, Inc. (Pharmaceuticals)	(a)	2,410	84,302
Johnson & Johnson (Pharmaceuticals)		40,600	2,742,936
Merck & Co., Inc. (Pharmaceuticals)		44,994	1,878,500
Mylan, Inc. (Pharmaceuticals)	(a)	6,300	134,631
Perrigo Co. (Pharmaceuticals)		1,400	165,102
Pfizer, Inc. (Pharmaceuticals)		110,810	2,548,630
Watson Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	1,900	140,581

			21,771,706

INDUSTRIALS – 10.2%
Boeing Co. / The (Aerospace & Defense)		11,100	824,730
General Dynamics Corp. (Aerospace & Defense)		5,300	349,588
Goodrich Corp. (Aerospace & Defense)		1,900	241,110
Honeywell International, Inc. (Aerospace & Defense)		11,500	642,160
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,400	103,614
Lockheed Martin Corp. (Aerospace & Defense)		3,900	339,612
Northrop Grumman Corp. (Aerospace & Defense)		3,700	236,023
Precision Castparts Corp. (Aerospace & Defense)		2,100	345,429
Raytheon Co. (Aerospace & Defense)		4,900	277,291
Rockwell Collins, Inc. (Aerospace & Defense)		2,100	103,635
Textron, Inc. (Aerospace & Defense)		4,100	101,967
United Technologies Corp. (Aerospace & Defense)		13,500	1,019,655
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		2,400	140,472
Expeditors International of Washington, Inc. (Air Freight & Logistics)		3,100	120,125
FedEx Corp. (Air Freight & Logistics)		4,700	430,567
United Parcel Service, Inc. Class B (Air Freight & Logistics)		14,200	1,118,392
Southwest Airlines Co. (Airlines)		11,400	105,108
Masco Corp. (Building Products)		5,300	73,511
Avery Dennison Corp. (Commercial Svs. & Supplies)		1,500	41,010
Cintas Corp. (Commercial Svs. & Supplies)		1,600	61,776
Iron Mountain, Inc. (Commercial Svs. & Supplies)		2,500	82,400
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		3,000	44,910
Republic Services, Inc. (Commercial Svs. & Supplies)		4,680	123,833
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		2,700	31,779
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,300	119,171
Waste Management, Inc. (Commercial Svs. & Supplies)		6,800	227,120
Fluor Corp. (Construction & Engineering)		2,500	123,350
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	1,900	71,934
Quanta Services, Inc. (Construction & Engineering)	(a)	3,200	77,024
Cooper Industries PLC (Electrical Equip.)		2,400	163,632
Emerson Electric Co. (Electrical Equip.)		10,900	507,722
Rockwell Automation, Inc. (Electrical Equip.)		2,100	138,726
Roper Industries, Inc. (Electrical Equip.)		1,400	138,012
3M Co. (Industrial Conglomerates)		10,300	922,880

53	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Danaher Corp. (Industrial Conglomerates)		8,500	$442,680
General Electric Co. (Industrial Conglomerates)		156,800	3,267,712
Tyco International Ltd. (Industrial Conglomerates)		6,800	359,380
Caterpillar, Inc. (Machinery)		9,700	823,627
Cummins, Inc. (Machinery)		2,800	271,348
Deere & Co. (Machinery)		5,900	477,133
Dover Corp. (Machinery)		2,700	144,747
Eaton Corp. (Machinery)		5,000	198,150
Flowserve Corp. (Machinery)		800	91,800
Illinois Tool Works, Inc. (Machinery)		7,100	375,519
Ingersoll-Rand PLC (Machinery)		4,400	185,592
Joy Global, Inc. (Machinery)		1,600	90,768
PACCAR, Inc. (Machinery)		5,312	208,177
Pall Corp. (Machinery)		1,700	93,177
Parker Hannifin Corp. (Machinery)		2,200	169,136
Snap-On, Inc. (Machinery)		900	56,025
Stanley Black & Decker, Inc. (Machinery)		2,547	163,925
Xylem, Inc. (Machinery)		2,700	67,959
Dun & Bradstreet Corp. / The (Professional Svs.)		700	49,819
Equifax, Inc. (Professional Svs.)		1,800	83,880
Robert Half International, Inc. (Professional Svs.)		2,100	59,997
CSX Corp. (Road & Rail)		15,400	344,344
Norfolk Southern Corp. (Road & Rail)		4,800	344,496
Ryder System, Inc. (Road & Rail)		800	28,808
Union Pacific Corp. (Road & Rail)		7,000	835,170
Fastenal Co. (Trading Companies & Distributors)		4,400	177,364
W.W. Grainger, Inc. (Trading Companies & Distributors)		900	172,116

			19,031,117

INFORMATION TECHNOLOGY – 19.3%
Cisco Systems, Inc. (Communications Equip.)		79,300	1,361,581
F5 Networks, Inc. (Communications Equip.)	(a)	1,200	119,472
Harris Corp. (Communications Equip.)		1,700	71,145
JDS Uniphase Corp. (Communications Equip.)	(a)	3,475	38,225
Juniper Networks, Inc. (Communications Equip.)	(a)	7,800	127,218
Motorola Solutions, Inc. (Communications Equip.)		4,314	207,547
QUALCOMM, Inc. (Communications Equip.)		25,400	1,414,272
Apple, Inc. (Computers & Peripherals)	(a)	13,825	8,073,800
Dell, Inc. (Computers & Peripherals)	(a)	22,000	275,440
EMC Corp. (Computers & Peripherals)	(a)	31,100	797,093
Hewlett-Packard Co. (Computers & Peripherals)		29,300	589,223
Lexmark International, Inc. Class A (Computers & Peripherals)		1,100	29,238
NetApp, Inc. (Computers & Peripherals)	(a)	5,400	171,828
SanDisk Corp. (Computers & Peripherals)	(a)	3,600	131,328
Seagate Technology PLC (Computers & Peripherals)		5,500	136,015
Western Digital Corp. (Computers & Peripherals)	(a)	3,500	106,680
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		2,400	131,808
Corning, Inc. (Electronic Equip., Instr. & Comp.)		22,500	290,925
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		2,300	44,850
Jabil Circuit, Inc. (Electronic Equip., Instr. & Comp.)		2,700	54,891
Molex, Inc. (Electronic Equip., Instr. & Comp.)		2,000	47,880
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		6,300	201,033
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	2,700	85,725
eBay, Inc. (Internet Software & Svs.)	(a)	17,000	714,170
Google, Inc. Class A (Internet Software & Svs.)	(a)	3,750	2,175,263
VeriSign, Inc. (Internet Software & Svs.)	(a)	2,300	100,211
Yahoo!, Inc. (Internet Software & Svs.)	(a)	18,000	284,940
Accenture PLC Class A (IT Svs.)		9,500	570,855
Automatic Data Processing, Inc. (IT Svs.)		7,200	400,752
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	4,500	270,000
Computer Sciences Corp. (IT Svs.)		2,300	57,086
Fidelity National Information Services, Inc. (IT Svs.)		3,500	119,280
Fiserv, Inc. (IT Svs.)	(a)	2,000	144,440
International Business Machines Corp. (IT Svs.)		17,050	3,334,639

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Mastercard, Inc. Class A (IT Svs.)		1,575	$677,423
Paychex, Inc. (IT Svs.)		4,800	150,768
SAIC, Inc. (IT Svs.)		4,100	49,692
Teradata Corp. (IT Svs.)	(a)	2,500	180,025
Total System Services, Inc. (IT Svs.)		2,377	56,882
Visa, Inc. (IT Svs.)		7,400	914,862
Western Union Co. / The (IT Svs.)		9,047	152,351
Xerox Corp. (Office Electronics)		19,902	156,629
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	8,700	49,851
Altera Corp. (Semiconductors & Equip.)		4,800	162,432
Analog Devices, Inc. (Semiconductors & Equip.)		4,400	165,748
Applied Materials, Inc. (Semiconductors & Equip.)		19,000	217,740
Broadcom Corp. Class A (Semiconductors & Equip.)	(a)	7,350	248,430
First Solar, Inc. (Semiconductors & Equip.)	(a)	850	12,801
Intel Corp. (Semiconductors & Equip.)		74,400	1,982,760
KLA-Tencor Corp. (Semiconductors & Equip.)		2,500	123,125
Lam Research Corp. (Semiconductors & Equip.)	(a)	3,025	114,164
Linear Technology Corp. (Semiconductors & Equip.)		3,400	106,522
LSI Corp. (Semiconductors & Equip.)	(a)	8,400	53,508
Microchip Technology, Inc. (Semiconductors & Equip.)		2,900	95,932
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	14,600	92,126
NVIDIA Corp. (Semiconductors & Equip.)	(a)	9,200	127,144
Teradyne, Inc. (Semiconductors & Equip.)	(a)	2,800	39,368
Texas Instruments, Inc. (Semiconductors & Equip.)		16,900	484,861
Xilinx, Inc. (Semiconductors & Equip.)		3,900	130,923
Adobe Systems, Inc. (Software)	(a)	7,300	236,301
Autodesk, Inc. (Software)	(a)	3,400	118,966
BMC Software, Inc. (Software)	(a)	2,400	102,432
CA, Inc. (Software)		5,200	140,868
Citrix Systems, Inc. (Software)	(a)	2,800	235,032
Electronic Arts, Inc. (Software)	(a)	4,700	58,045
Intuit, Inc. (Software)		4,300	255,205
Microsoft Corp. (Software)		110,600	3,383,254
Oracle Corp. (Software)		57,400	1,704,780
Red Hat, Inc. (Software)	(a)	2,900	163,792
Salesforce.com, Inc. (Software)	(a)	2,000	276,520
Symantec Corp. (Software)	(a)	10,694	156,239

			36,056,354

MATERIALS – 3.3%
Air Products & Chemicals, Inc. (Chemicals)		3,100	250,263
Airgas, Inc. (Chemicals)		1,000	84,010
CF Industries Holdings, Inc. (Chemicals)		950	184,053
Dow Chemical Co. / The (Chemicals)		17,700	557,550
Eastman Chemical Co. (Chemicals)		2,000	100,740
Ecolab, Inc. (Chemicals)		4,300	294,679
E.I. du Pont de Nemours & Co. (Chemicals)		13,900	702,923
FMC Corp. (Chemicals)		2,000	106,960
International Flavors & Fragrances, Inc. (Chemicals)		1,200	65,760
Monsanto Co. (Chemicals)		7,886	652,803
Mosaic Co. / The (Chemicals)		4,400	240,944
PPG Industries, Inc. (Chemicals)		2,300	244,076
Praxair, Inc. (Chemicals)		4,400	478,412
Sherwin-Williams Co. / The (Chemicals)		1,300	172,055
Sigma-Aldrich Corp. (Chemicals)		1,800	133,074
Vulcan Materials Co. (Construction Materials)		1,900	75,449
Ball Corp. (Containers & Packaging)		2,300	94,415
Bemis Co., Inc. (Containers & Packaging)		1,500	47,010
Owens-Illinois, Inc. (Containers & Packaging)	(a)	2,400	46,008
Sealed Air Corp. (Containers & Packaging)		2,900	44,776
Alcoa, Inc. (Metals & Mining)		15,800	138,250
Allegheny Technologies, Inc. (Metals & Mining)		1,600	51,024
Cliffs Natural Resources, Inc. (Metals & Mining)		2,100	103,509
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		14,052	478,752
Newmont Mining Corp. (Metals & Mining)		7,300	354,123
Nucor Corp. (Metals & Mining)		4,700	178,130

54	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
Titanium Metals Corp. (Metals & Mining)		1,200	$13,572
United States Steel Corp. (Metals & Mining)		2,100	43,260
International Paper Co. (Paper & Forest Products)		6,500	187,915
MeadWestvaco Corp. (Paper & Forest Products)		2,500	71,875

			6,196,370

TELECOMMUNICATION SERVICES – 3.1%
AT&T, Inc. (Diversified Telecom. Svs.)		86,778	3,094,503
CenturyLink, Inc. (Diversified Telecom. Svs.)		9,172	362,202
Frontier Communications Corp. (Diversified Telecom. Svs.)		14,741	56,458
Verizon Communications, Inc. (Diversified Telecom. Svs.)		42,000	1,866,480
Windstream Corp. (Diversified Telecom. Svs.)		8,696	84,003
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	3,800	222,908
MetroPCS Communications, Inc. (Wireless Telecom. Svs.)	(a)	4,400	26,620
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(a)	44,332	144,522

			5,857,696

UTILITIES – 3.6%
American Electric Power Co., Inc. (Electric Utilities)		7,200	287,280
Duke Energy Corp. (Electric Utilities)		19,836	457,418
Edison International (Electric Utilities)		4,800	221,760
Entergy Corp. (Electric Utilities)		2,600	176,514
Exelon Corp. (Electric Utilities)		12,590	473,636
FirstEnergy Corp. (Electric Utilities)		6,234	306,650
NextEra Energy, Inc. (Electric Utilities)		6,200	426,622
Northeast Utilities (Electric Utilities)		4,600	178,526
Pepco Holdings, Inc. (Electric Utilities)		3,400	66,538
Pinnacle West Capital Corp. (Electric Utilities)		1,600	82,784
PPL Corp. (Electric Utilities)		8,600	239,166
Progress Energy, Inc. (Electric Utilities)		4,400	264,748
Southern Co. / The (Electric Utilities)		12,900	597,270
Xcel Energy, Inc. (Electric Utilities)		7,200	204,552
AGL Resources, Inc. (Gas Utilities)		1,686	65,333
ONEOK, Inc. (Gas Utilities)		3,100	131,161
AES Corp. / The (Ind. Power Prod. & Energy Traders)	(a)	9,500	121,885

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)	(a)	3,400	$59,024
Ameren Corp. (Multi-Utilities)		3,600	120,744
CenterPoint Energy, Inc. (Multi-Utilities)		6,300	130,221
CMS Energy Corp. (Multi-Utilities)		3,900	91,650
Consolidated Edison, Inc. (Multi-Utilities)		4,300	267,417
Dominion Resources, Inc. (Multi-Utilities)		8,500	459,000
DTE Energy Co. (Multi-Utilities)		2,500	148,325
Integrys Energy Group, Inc. (Multi-Utilities)		1,112	63,239
NiSource, Inc. (Multi-Utilities)		4,200	103,950
PG&E Corp. (Multi-Utilities)		6,200	280,674
Public Service Enterprise Group, Inc. (Multi-Utilities)		7,500	243,750
SCANA Corp. (Multi-Utilities)		1,700	81,328
Sempra Energy (Multi-Utilities)		3,500	241,080
TECO Energy, Inc. (Multi-Utilities)		3,200	57,792
Wisconsin Energy Corp. (Multi-Utilities)		3,400	134,538

			6,784,575

Total Common Stocks (Cost $143,880,825)			$182,032,831

Exchange Traded Funds – 2.5%		Shares	Value
SPDR S&P 500 ETF Trust		34,875	$4,752,416

Total Exchange Traded Funds (Cost $4,630,450)			$4,752,416

Repurchase Agreements – 0.0%		Face Amount	Amortized Cost
U.S. Bank, 0.010%, 07/02/2012, Agreement date: 06/29/12, Repurchase price $37,000, Collateralized by: Freddie Mac 15 yr. Gold Giant PC Pool #G11649 (FGCI) 4.500%, Due 02/01/2020 with value of $37,763		$37,000	$37,000

Total Repurchase Agreements (Cost $37,000)			$37,000

Total Investments – 99.9% (Cost $148,548,275)	(c)		$186,822,247
Other Assets in Excess of Liabilities – 0.1%			107,680

Net Assets – 100.0%			$186,929,927

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

55

Ohio National Fund, Inc.	Strategic Value Portfolio

Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	10.75%
Five years	-0.91%
Ten years	3.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Strategic Value Portfolio returned 5.43% versus 6.54% for the current benchmark, the Dow Jones U.S. Select Dividend Index.

The equity markets sprinted out of the gate in 2012 following the pattern set by the flow of economic data. This upbeat economic data, combined with the Federal Reserve’s dovish comments that low interest rates could persist through late 2014, produced the best January in more than a decade for the major equity indices. The early year rally continued into February and March on the temporary easing of EuroZone concerns and another round of better-than-expected economic reports, including improving labor conditions.

As the second quarter began, markets began to stumble. Economic reports were largely disappointing and concerns reemerged about the pace of recovery. Reports indicated that the U.S. economy grew only 1.9% in the first quarter of 2012 and Institute of Supply Management data showed that June factory activity fell into contraction territory for the first time in three years. Outside of the U.S., investors watched the European situation with heightened intensity. Elections did little to help political or economic visibility as the Greek vote raised concerns of an exit from the EuroZone and the election of Francois Hollande of France’s Socialist Party seemed to tilt the austerity-growth debate back in favor of growth. Meanwhile, the EuroZone’s unemployment rate reached a record high of 11.1%. Perhaps the lone bright spot among the second quarter’s weak economic data points was U.S. housing, which tilted positive, indicating that an industry that has been a drag on GDP (gross domestic product) for so long could be a net contributor this year.

The Portfolio invests in high-quality, high-yielding, defensive stocks in order to meet its objectives of delivering capital appreciation driven by dividend growth, a high dividend yield, and lower downside risk. Sectors containing stocks fitting this description turned out to be the largest positive contributors to absolute performance. These sectors included Consumer Staples, Telecommunication Services, and Utilities, which returned 9.1%, 7.5%, and 5.8% respectively. Consequently, the Portfolio’s top five contributors can all be found within those sectors. These top stock contributors were AT&T, Inc., Altria Group, Inc., Verizon Communications, Kimberly-Clark Corp. and National Grid PLC.(1)

Telecommunication Services and Consumer Staples also accounted for four of the five best performing stocks, with the lone exception coming from the Health Care sector, which is also a defensive, dividend-friendly sector. The best performing stocks were AT&T, Inc. (21.4%), Altria Group, Inc. (19.6%), Lorillard, Inc. (18.6%), Abbott Laboratories (16.6%), and Kimberly-Clark Corp. (16.1%).(1)

The Portfolio further benefited from its investments in the Financials sector. The Portfolio held only a modest weight in Financials (0.9%), but positive stock selection resulted in relative outperformance within the sector. Cincinnati Financial Corp. posted a return of 13.3% prior to its sale in early March and Ventas, Inc. returned 15.4% in the time period from its mid-April purchase to the end of the second quarter.(1)

To the detriment of relative performance, however, the cyclical Materials sector advanced 6.5% for the broad market. Due to lack of dividend growth and yield opportunities in the sector, the Portfolio had no exposure to Materials. Also, negative contributions to return were felt in the Portfolio’s Energy holdings, which fell 4.5%, due to the fall in oil prices which retreated 14.0% since the end of 2011. The Portfolio’s Energy holdings accounted for two of the Portfolio’s five largest detractors to total return, which were Telefonica SA, Total SA, Royal Dutch Shell PLC, Windstream Corp., and McDonald’s Corp. The Portfolio’s five worst performing securities were Telefonica SA (-21.4%), Windstream Corp. (-13.7%), McDonald’s Corp. (-10.5%), Total SA (-9.5%), and Royal Dutch Shell PLC (-7.2%). Of the five worst performers, the three stocks outside of the Energy sector held only modest weights in the Portfolio. Collectively, they represented only 3.8%, limiting the impact of their negative returns.(1)

The Portfolio performed well from an income standpoint, finishing June with a gross weighted average dividend yield of 4.6%, maintaining its historically high yield. The Portfolio’s yield was not only greater than the yield of the Dow Jones U.S. Select Dividend Index (4.0%), but it continued to be well above that of the 10-Year U.S. Treasury Bond (1.7%) and the broad market, represented by the S&P 500 Index (2.2%). Complementing its high yield, the Portfolio also saw dividend growth. This dividend growth, which propels long-term capital appreciation and provides investors with a hedge against inflation, came courtesy of 19 dividend increases announced by holdings within the Portfolio. Among those 19 were an 8.5% increase from Coca-Cola Co. and a 7.0% increase from Johnson & Johnson, the 50th consecutive yearly increases for both stocks. Such milestones are not unexpected given the Portfolio’s holdings and the solid foundations of their dividend histories. Lorillard, Inc. was the largest dividend raiser year-to-date, increasing its distribution by 19.2%. Additionally, the Portfolio benefited from a special dividend, courtesy of GlaxoSmithKline PLC. The special dividend was for 5 GBp per share and came about as a result of the sale of several of the company’s non-core, over-the-counter brands. On top of the special dividend, the company also increased its regular dividend distribution in April.(1)

Entering the second half of 2012, several key events lie ahead. Although the European Union agreed to the terms of a bailout to aid their distressed banks, it is still not out of the woods regarding their debt crisis. Domestically, employment and manufacturing activity have slowed since the end of the first quarter, as has the economy as a whole. As economic reports continue to filter out, investors will keep a close eye as to what direction the U.S. economy will take.

56	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

Finally, this autumn’s Presidential election is sure to be a market-moving event.

Regardless of what occurs in the future, the Portfolio provides a consistent, unwavering approach to investing, focused on the basic principle that dividend yield and dividend growth are the drivers of long-term total return. With a Portfolio comprised of high quality, high yielding, defensive stocks that consistently and reliably pay and increase their dividends to shareholders, the Portfolio is able to provide investors with both a generous income stream and a strategy positioned to achieve superior long-term total returns.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	98.9
Money Market Funds and Other Net Assets	1.1

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Vodafone Group PLC – ADR	4.3
2. National Grid PLC	4.3
3. Verizon Communications, Inc.	4.2
4. AT&T, Inc.	4.2
5. AstraZeneca PLC	4.2
6. Royal Dutch Shell PLC	4.0
7. Eli Lilly & Co.	3.9
8. Altria Group, Inc.	3.9
9. GlaxoSmithKline PLC	3.6
10. Kimberly-Clark Corp.	3.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Staples	27.3
Health Care	23.7
Telecommunication Services	18.5
Utilities	17.3
Energy	9.9
Financials	1.2
Consumer Discretionary	1.0

98.9

57

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 98.9%		Shares	Value
CONSUMER DISCRETIONARY – 1.0%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		4,925	$436,010

CONSUMER STAPLES – 27.3%
Coca-Cola Co. / The (Beverages)		4,115	321,752
PepsiCo, Inc. (Beverages)		9,600	678,336
General Mills, Inc. (Food Products)		13,100	504,874
H.J. Heinz Co. (Food Products)		19,175	1,042,737
Kellogg Co. (Food Products)		19,700	971,801
Unilever PLC (Food Products)	(a)	28,060	942,077
Kimberly-Clark Corp. (Household Products)		18,375	1,539,274
Procter & Gamble Co. / The (Household Products)		11,360	695,800
Altria Group, Inc. (Tobacco)		47,800	1,651,490
Lorillard, Inc. (Tobacco)		3,750	494,813
Philip Morris International, Inc. (Tobacco)		16,035	1,399,214
Reynolds American, Inc. (Tobacco)		31,020	1,391,867

			11,634,035

ENERGY – 9.9%
Chevron Corp. (Oil, Gas & Consumable Fuels)		4,350	458,925
ConocoPhillips (Oil, Gas & Consumable Fuels)		20,105	1,123,467
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	(a)	48,920	1,708,464
Total S.A. (Oil, Gas & Consumable Fuels)	(a)	20,620	928,086

			4,218,942

FINANCIALS – 1.2%
Ventas, Inc. (Real Estate Investment Trusts)		7,800	492,336

HEALTH CARE – 23.7%
Abbott Laboratories (Pharmaceuticals)		19,850	1,279,730
AstraZeneca PLC (Pharmaceuticals)	(a)	39,800	1,778,564
Bristol-Myers Squibb Co. (Pharmaceuticals)		40,975	1,473,051
Eli Lilly & Co. (Pharmaceuticals)		39,000	1,673,490
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	68,316	1,551,728
Johnson & Johnson (Pharmaceuticals)		19,660	1,328,230
Merck & Co., Inc. (Pharmaceuticals)		24,300	1,014,525

			10,099,318

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES – 18.5%
AT&T, Inc. (Diversified Telecom. Svs.)		50,100	$1,786,566
BCE, Inc. (Diversified Telecom. Svs.)		16,280	671,284
CenturyLink, Inc. (Diversified Telecom. Svs.)		35,025	1,383,137
Verizon Communications, Inc. (Diversified Telecom. Svs.)		40,520	1,800,709
Windstream Corp. (Diversified Telecom. Svs.)		43,105	416,394
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		65,270	1,839,309

			7,897,399

UTILITIES – 17.3%
American Electric Power Co., Inc. (Electric Utilities)		16,800	670,320
Duke Energy Corp. (Electric Utilities)		62,120	1,432,487
PPL Corp. (Electric Utilities)		29,700	825,957
Southern Co. / The (Electric Utilities)		28,260	1,308,438
SSE PLC (Electric Utilities)	(a)	47,500	1,036,234
Dominion Resources, Inc. (Multi-Utilities)		5,025	271,350
National Grid PLC (Multi-Utilities)	(a)	173,400	1,837,694

			7,382,480

Total Common Stocks (Cost $36,615,141)			$42,160,520

Money Market Funds – 0.6%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		247,000	$247,000

Total Money Market Funds (Cost $247,000)			$247,000

Total Investments – 99.5% (Cost $36,862,141)	(b)		$42,407,520
Other Assets in Excess of Liabilities – 0.5%			227,046

Net Assets – 100.0%			$42,634,566

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $9,782,847, or 22.9% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

58

Ohio National Fund, Inc.	High Income Bond Portfolio

Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	8.57%
Five years	7.68%
Ten years	9.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the High Income Bond Portfolio returned 7.48% versus 7.23% for the current benchmark, the Barclays Capital High Yield 2% Issuer Constrained Index (“BCHY2%ICI”).

The high yield market generated attractive absolute and relative returns during the period. Several factors drove the returns. While far from robust, the U.S. economy continued to grow. This led to improving earnings and strong cash flows for high yield issuers which, when combined with moderate balance sheet leverage compared to previous cycles, resulted in very strong corporate credit conditions. As a result, default activity remains below long term median levels. Finally, demand for high yield securities was strong given the low absolute levels of global interest rates and, when combined with limited net new issue supply, resulted in rising prices and tightening yield spreads. For example, the yield spread between the Credit Suisse High Yield Bond Index and Treasury securities with comparable maturities decreased from 728 basis points on December 31, 2011 to 660 basis points on June 30, 2012.

Within the high yield market, the strongest performing major industries relative to the BCHY2%ICI were home construction, consumer products, financial institutions, building materials and transportation. While generating positive total returns, the metals & mining, energy, electric utilities, media-cable and industrial–other industries were the weakest major industries relative to the BCHY2%ICI. From a quality perspective, the lowest quality CCC-rated sector of the BCHY2%ICI led the way returning 9.28% followed by the B-rated and BB-rated sectors which returned 6.80% and 6.71%, respectively.

The Portfolio benefitted from strong security selection during the period. This was especially true in the retail and wireless industries. The Portfolio also benefitted from being underweight in the weak performing metals & mining, energy and electric utilities sectors and overweight in the outperforming information technology sector. The Portfolio was also over-weighted in the strong performing CCC-rated sector. Specific high yield issuers held by the Portfolio that substantially outperformed the BCHY2%ICI included: Ally Financial, Inc., First Data Corp., SoftBrands, Yankee Candle Co., Inc. and Omnova Solutions, Inc.(1)

The Portfolio was negatively impacted by underweights in the strong performing financial and home construction industry sectors and by underperforming security selection in the financials sector. The Portfolio’s short duration relative to the BCHY2%ICI also negatively impacted performance. Specific high yield issuers held by the Portfolio that substantially underperformed the BCHY2%ICI included: ATP Oil & Gas Corp., Texas Competitive Electric Holdings Co. LLC, Knowledge Learning Corp., Navistar International Corp. and Edison Mission Energy.(1)

As the third quarter begins, domestic economic conditions appear to be softening much like they did in the summer of 2011. The key to high yield performance will largely depend on whether the economy rebounds from the soft patch as it did in 2011 or if something more ominous develops. Helping to offset some of the risk from economic softness both in the U.S. and abroad are strong corporate credit measures and credit yield spreads, which remain well above historical averages. Also, perhaps recent actions taken by European governments will mark the beginning of improved conditions in Europe. Finally, the supply of new high yield bond issues remains low and demand remains strong, lending overall support to the high yield market.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Barclays Capital High Yield 2% Issuer Constrained Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits an issuer to 2% of the aggregate market capitalization. The index is presented on a total return basis.

59	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Corporate Bonds (3)	96.2
Preferred Stocks (3)	0.1
Money Market Funds and Other Net Assets	3.7

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Ford Motor Credit Co. LLC 8.000%, 12/15/2016	1.1
2. HCA, Inc. 7.500%, 02/15/2022	1.0
3. International Lease Finance Corp. 8.750%, 03/15/2017	0.9
4. Ally Financial, Inc. 8.300%, 02/12/2015	0.9
5. Biomet, Inc. 11.625%, 10/15/2017	0.9
6. Sprint Capital Corp. 6.900%, 05/01/2019	0.8
7. Michael Foods Group, Inc. 9.750%, 07/15/2018	0.7
8. VWR Funding, Inc. 10.250%, 07/15/2015	0.7
9. CIT Group, Inc. 7.000%, 05/02/2017	0.7
10. Nuveen Investments, Inc. 10.500%, 11/15/2015	0.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	28.5
Industrials	11.8
Information Technology	11.0
Energy	10.4
Health Care	9.3
Materials	8.1
Financials	6.6
Telecommunication Services	4.7
Consumer Staples	4.4
Utilities	1.5

96.3

60

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Corporate Bonds – 96.2%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 28.5%
Allison Transmission, Inc. (Auto Components)	(b)	7.125%	05/15/2019	$600,000	$628,500
American Axle & Manufacturing, Inc. (Auto Components)		7.750%	11/15/2019	625,000	664,062
American Tire Distributors, Inc. (Auto Components)		9.750%	06/01/2017	300,000	321,000
Cooper-Standard Automotive, Inc. (Auto Components)		8.500%	05/01/2018	775,000	839,906
Exide Technologies (Auto Components)		8.625%	02/01/2018	1,400,000	1,111,250
IDQ Holdings, Inc. (Auto Components)	(b)	11.500%	04/01/2017	475,000	496,375
International Automotive Components Group SL (Auto Components)	(b)	9.125%	06/01/2018	1,200,000	1,101,000
J.B. Poindexter & Co., Inc. (Auto Components)	(b)	9.000%	04/01/2022	825,000	829,125
Pittsburgh Glass Works LLC (Auto Components)	(b)	8.500%	04/15/2016	1,100,000	1,017,500
Stoneridge, Inc. (Auto Components)	(b)	9.500%	10/15/2017	725,000	747,656
Tenneco, Inc. (Auto Components)		7.750%	08/15/2018	325,000	354,250
Tenneco, Inc. (Auto Components)		6.875%	12/15/2020	450,000	488,250
Tomkins LLC (Auto Components)		9.000%	10/01/2018	725,000	810,187
Tower Automotive Holdings U.S.A. LLC / T.A. Holdings Finance, Inc. (Auto Components)	(b)	10.625%	09/01/2017	625,000	665,625
UCI International, Inc. (Auto Components)		8.625%	02/15/2019	1,400,000	1,415,750
Chrysler Group LLC / CG Co-Issuer, Inc. (Automobiles)		8.000%	06/15/2019	525,000	542,062
Chrysler Group LLC / CG Co-Issuer, Inc. (Automobiles)		8.250%	06/15/2021	1,050,000	1,084,125
Jaguar Land Rover PLC (Automobiles)	(b)	8.125%	05/15/2021	1,025,000	1,063,437
Jaguar Holding Co. II / Jaguar Merger Sub, Inc. (Automobiles)	(b)	9.500%	12/01/2019	1,050,000	1,153,687
Affinia Group, Inc. (Distributors)	(b)	10.750%	08/15/2016	245,000	266,131
Affinia Group, Inc. (Distributors)		9.000%	11/30/2014	875,000	887,031
Knowledge Learning Corp. (Diversified Consumer Svs.)	(b)	7.750%	02/01/2015	1,150,000	931,500
Monitronics International, Inc. (Diversified Consumer Svs.)	(b)	9.125%	04/01/2020	575,000	554,875
ServiceMaster Co. (Diversified Consumer Svs.)		7.100%	03/01/2018	450,000	421,875
ServiceMaster Co. (Diversified Consumer Svs.)		7.450%	08/15/2027	175,000	146,125
ServiceMaster Co. (Diversified Consumer Svs.)		8.000%	02/15/2020	675,000	738,281
Affinity Gaming LLC / Affinity Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(b)	9.000%	05/15/2018	975,000	979,875
American Casino & Entertainment Properties LLC Corp. (Hotels, Restaurants & Leisure)		11.000%	06/15/2014	900,000	949,500
Ameristar Casinos, Inc. (Hotels, Restaurants & Leisure)		7.500%	04/15/2021	550,000	591,250
Caesars Entertainment Operating Co., Inc. (Hotels, Restaurants & Leisure)		11.250%	06/01/2017	1,575,000	1,726,594
Caesars Operating Escrow LLC / Caesars Escrow Corp. (Hotels, Restaurants & Leisure)	(b)	8.500%	02/15/2020	150,000	151,500
Carlson Wagonlit BV (Hotels, Restaurants & Leisure)	(b)	6.875%	06/15/2019	650,000	669,500
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		9.125%	08/01/2018	1,000,000	1,115,000
Chester Downs & Marina LLC (Hotels, Restaurants & Leisure)	(b)	9.250%	02/01/2020	550,000	574,750
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		5.750%	07/01/2022	175,000	183,324
DineEquity, Inc. (Hotels, Restaurants & Leisure)		9.500%	10/30/2018	1,575,000	1,732,500
Great Canadian Gaming Corp. (Hotels, Restaurants & Leisure)	(b)	7.250%	02/15/2015	1,325,000	1,349,844
Jacobs Entertainment, Inc. (Hotels, Restaurants & Leisure)		9.750%	06/15/2014	1,125,000	1,122,187
MGM Resorts International (Hotels, Restaurants & Leisure)		7.500%	06/01/2016	1,450,000	1,508,000
MGM Resorts International (Hotels, Restaurants & Leisure)	(b)	8.625%	02/01/2019	600,000	645,000
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	525,000	543,375
NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co. B, Inc. (Hotels, Restaurants & Leisure)		10.500%	01/15/2020	1,300,000	1,446,250
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(b)	9.500%	06/15/2019	575,000	598,719
Seminole Hard Rock Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)(d)	2.968%	03/15/2014	1,075,000	1,048,125
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.804%	10/01/2020	1,045,000	1,037,277
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.750%	10/01/2017	150,000	164,250
Sugarhouse HSP Gaming Prop. Mezz. LP / Sugarhouse HSP Gaming Finance Corp. (Hotels, Restaurants & Leisure)	(b)	8.625%	04/15/2016	925,000	980,500
Hillman Group, Inc. (Household Durables)		10.875%	06/01/2018	975,000	1,035,937
Jarden Corp. (Household Durables)		7.500%	05/01/2017	750,000	843,750
Libbey Glass, Inc. (Household Durables)	(b)	6.875%	05/15/2020	750,000	774,375
Norcraft Cos. LP / Norcraft Finance Corp. (Household Durables)		10.500%	12/15/2015	1,275,000	1,268,625
Sealy Mattress Co. (Household Durables)		8.250%	06/15/2014	1,700,000	1,683,000
Sealy Mattress Co. (Household Durables)	(b)	10.875%	04/15/2016	277,000	301,240
Simmons Bedding Co. (Household Durables)	(b)	11.250%	07/15/2015	1,200,000	1,245,012
Yankee Candle Co., Inc. (Household Durables)		9.750%	02/15/2017	1,725,000	1,794,000
YCC Holdings LLC / Yankee Finance, Inc. (Household Durables)	(c)	10.250%	02/15/2016	700,000	715,750
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		12.535%	10/12/2017	400,000	436,000
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		8.500%	04/01/2019	1,850,000	1,979,500
FGI Operating Co. LLC / FGI Finance, Inc. (Leisure Equip. & Products)	(b)	7.875%	05/01/2020	1,000,000	1,045,000
AMC Networks, Inc. (Media)	(b)	7.750%	07/15/2021	575,000	636,812
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		8.125%	04/30/2020	75,000	84,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		7.875%	04/30/2018	1,025,000	1,119,812
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		7.000%	01/15/2019	425,000	461,125
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		6.625%	01/31/2022	500,000	537,500
Cequel Communications Holdings I LLC and Cequel Capital Corp. (Media)	(b)	8.625%	11/15/2017	175,000	189,437

61	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
Cinemark U.S.A., Inc. (Media)		8.625%	06/15/2019	$950,000	$1,056,875
Cinemark U.S.A., Inc. (Media)		7.375%	06/15/2021	500,000	545,000
Clear Channel Communications, Inc. (Media)		9.000%	03/01/2021	1,450,000	1,268,750
Clear Channel Worldwide Holdings, Inc. (Media)		9.250%	12/15/2017	925,000	1,012,875
Clear Channel Worldwide Holdings, Inc. (Media)	(b)	7.625%	03/15/2020	175,000	168,437
Clear Channel Worldwide Holdings, Inc. (Media)	(b)	7.625%	03/15/2020	1,200,000	1,179,000
Crown Media Holdings, Inc. (Media)		10.500%	07/15/2019	1,350,000	1,464,750
Cumulus Media Holdings, Inc. (Media)		7.750%	05/01/2019	1,025,000	971,187
DISH DBS Corp. (Media)	(b)	4.625%	07/15/2017	200,000	201,250
DISH DBS Corp. (Media)	(b)	5.875%	07/15/2022	475,000	482,125
Entercom Radio LLC (Media)		10.500%	12/01/2019	925,000	999,000
Entravision Communications Corp. (Media)		8.750%	08/01/2017	806,000	858,390
Fox Acquisition Sub LLC (Media)	(b)	13.375%	07/15/2016	875,000	940,625
Intelsat Jackson Holdings, S.A. (Media)		11.250%	06/15/2016	1,064,000	1,117,200
Intelsat Jackson Holdings, S.A. (Media)		8.500%	11/01/2019	675,000	749,250
Intelsat Jackson Holdings, S.A. (Media)		7.500%	04/01/2021	450,000	478,125
Intelsat Jackson Holdings, S.A. (Media)		7.250%	04/01/2019	550,000	580,250
Intelsat Jackson Holdings, S.A. (Media)	(b)	7.250%	10/15/2020	150,000	158,250
Intelsat Luxembourg, S.A. (Media)	(c)	11.500%	02/04/2017	400,000	414,500
Lamar Media Corp. (Media)	(b)	5.875%	02/01/2022	250,000	257,500
Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc. (Media)		8.875%	04/15/2017	550,000	583,687
Nexstar Broadcasting, Inc. (Media)		7.000%	01/15/2014	22,000	21,752
Nexstar Broadcasting, Inc. (Media)		7.000%	01/15/2014	433,346	429,554
Nielsen Finance LLC / Nielsen Finance Co. (Media)		7.750%	10/15/2018	550,000	611,875
ProQuest LLC / ProQuest Notes Co. (Media)	(b)	9.000%	10/15/2018	625,000	559,375
Regal Cinemas Corp. (Media)		8.625%	07/15/2019	1,050,000	1,162,875
Sitel LLC / Sitel Finance Corp. (Media)		11.500%	04/01/2018	1,075,000	771,312
Townsquare Radio LLC / Townsquare Radio, Inc. (Media)	(b)	9.000%	04/01/2019	725,000	761,250
Virgin Media Finance PLC (Media)		9.500%	08/15/2016	259,000	290,080
Visant Corp. (Media)		10.000%	10/01/2017	1,775,000	1,770,562
XM Satellite Radio, Inc. (Media)	(b)	7.625%	11/01/2018	475,000	513,000
Academy Ltd. / Academy Finance Corp. (Specialty Retail)	(b)	9.250%	08/01/2019	1,025,000	1,117,250
Gymboree Corp. (Specialty Retail)		9.125%	12/01/2018	1,125,000	1,049,062
Jo-Ann Stores, Inc. (Specialty Retail)	(b)	8.125%	03/15/2019	1,775,000	1,775,000
Michaels Stores, Inc. (Specialty Retail)		7.750%	11/01/2018	1,100,000	1,166,000
Penske Automotive Group, Inc. (Specialty Retail)		7.750%	12/15/2016	850,000	884,000
Petco Animal Supplies, Inc. (Specialty Retail)	(b)	9.250%	12/01/2018	1,350,000	1,481,625
Sally Holdings LLC , Inc. (Specialty Retail)		5.750%	06/01/2022	125,000	131,406
Sally Holdings LLC , Inc. (Specialty Retail)		6.875%	11/15/2019	700,000	764,750

					85,295,514

CONSUMER STAPLES – 4.4%
Constellation Brands, Inc. (Beverages)		6.000%	05/01/2022	725,000	781,187
U.S. Foodservice (Food & Staples Retailing)	(b)	8.500%	06/30/2019	1,600,000	1,632,000
B&G Foods, Inc. (Food Products)		7.625%	01/15/2018	525,000	567,000
Darling International, Inc. (Food Products)		8.500%	12/15/2018	125,000	140,937
Dean Foods Co. (Food Products)		7.000%	06/01/2016	1,200,000	1,281,000
Dean Foods Co. (Food Products)		9.750%	12/15/2018	975,000	1,092,000
Del Monte Corp. (Food Products)		7.625%	02/15/2019	1,700,000	1,723,375
Michael Foods Group, Inc. (Food Products)		9.750%	07/15/2018	1,975,000	2,177,437
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		9.250%	04/01/2015	875,000	903,437
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		8.250%	09/01/2017	500,000	531,250
Spectrum Brands, Inc. (Household Products)		9.500%	06/15/2018	150,000	170,250
Spectrum Brands, Inc. (Household Products)	(b)	6.750%	03/15/2020	850,000	880,812
Spectrum Brands Holdings, Inc. (Household Products)	(b)	9.500%	06/15/2018	150,000	170,250
Prestige Brands, Inc. (Personal Products)		8.250%	04/01/2018	825,000	907,500
Prestige Brands, Inc. (Personal Products)	(b)	8.125%	02/01/2020	175,000	192,937

					13,151,372

ENERGY – 10.4%
Basic Energy Services, Inc. (Energy Equip. & Svs.)		7.125%	04/15/2016	850,000	843,625
Basic Energy Services, Inc. (Energy Equip. & Svs.)		7.750%	02/15/2019	425,000	410,125
Chaparral Energy, Inc. (Energy Equip. & Svs.)		9.875%	10/01/2020	1,075,000	1,199,969
Chaparral Energy, Inc. (Energy Equip. & Svs.)	(b)	7.625%	11/15/2022	125,000	128,125
Cie Generale de Geophysique — Veritas (Energy Equip. & Svs.)		7.750%	05/15/2017	1,100,000	1,139,187
Cie Generale de Geophysique — Veritas (Energy Equip. & Svs.)		9.500%	05/15/2016	400,000	439,000
Crosstex Energy LP / Crosstex Energy Finance Corp. (Energy Equip. & Svs.)		8.875%	02/15/2018	1,125,000	1,190,391
Forbes Energy Services Ltd. (Energy Equip. & Svs.)		9.000%	06/15/2019	900,000	855,000
PHI, Inc. (Energy Equip. & Svs.)		8.625%	10/15/2018	850,000	862,750

62	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
SESI LLC (Energy Equip. & Svs.)	(b)	7.125%	12/15/2021	$250,000	$273,125
SESI LLC (Energy Equip. & Svs.)		6.375%	05/01/2019	275,000	289,437
ATP Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		11.875%	05/01/2015	775,000	364,250
Berry Petroleum Co. (Oil, Gas & Consumable Fuels)		6.750%	11/01/2020	150,000	157,500
Berry Petroleum Co. (Oil, Gas & Consumable Fuels)		6.375%	09/15/2022	275,000	284,625
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	11/15/2020	425,000	420,750
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	08/15/2018	325,000	325,000
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.775%	03/15/2019	1,225,000	1,195,906
Chesapeake Midstream Partners LP / CHKM Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	07/15/2022	525,000	517,125
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.625%	11/15/2019	400,000	362,000
Coffeyville Resources LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	10.875%	04/01/2017	750,000	840,000
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)		7.750%	04/01/2019	550,000	508,750
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)		9.500%	06/15/2020	525,000	518,437
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		7.000%	01/15/2021	525,000	564,375
Copano Energy LLC / Copano Energy Finance Corp. (Oil, Gas & Consumable Fuels)		7.125%	04/01/2021	700,000	724,500
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		8.250%	02/15/2020	273,000	300,300
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		6.375%	08/15/2021	275,000	287,375
El Paso LLC (Oil, Gas & Consumable Fuels)		7.250%	06/01/2018	225,000	260,672
El Paso LLC (Oil, Gas & Consumable Fuels)		6.500%	09/15/2020	300,000	330,158
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		7.500%	10/15/2020	1,750,000	1,929,375
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		9.250%	12/15/2017	725,000	779,375
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		7.750%	06/15/2019	200,000	203,000
Everest Acquisition LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	9.375%	05/01/2020	975,000	1,011,562
Everest Acquisition LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.875%	05/01/2019	250,000	261,562
Forest Oil Corp. (Oil, Gas & Consumable Fuels)		7.250%	06/15/2019	975,000	899,437
Halcon Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	9.750%	07/15/2020	300,000	295,938
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.500%	03/01/2020	475,000	479,750
Inergy LP / Inergy Finance Corp. (Oil, Gas & Consumable Fuels)		7.000%	10/01/2018	250,000	258,750
Inergy LP / Inergy Finance Corp. (Oil, Gas & Consumable Fuels)		6.875%	08/01/2021	600,000	603,000
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(b)	7.375%	05/01/2022	200,000	208,500
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		8.625%	04/15/2020	675,000	730,687
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.500%	05/15/2019	50,000	49,750
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		7.750%	02/01/2021	500,000	525,000
Lone Pine Resources Canada Ltd. (Oil, Gas & Consumable Fuels)	(b)	10.375%	02/15/2017	250,000	236,875
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2021	750,000	746,250
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	01/15/2023	300,000	301,875
Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp. II (Oil, Gas & Consumable Fuels)	(b)	8.375%	06/01/2020	600,000	612,000
Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp. (Oil, Gas & Consumable Fuels)		8.250%	04/15/2018	300,000	304,500
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		6.750%	02/01/2022	625,000	640,625
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		6.125%	06/15/2019	575,000	580,750
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.875%	12/01/2018	275,000	290,812
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		9.375%	06/01/2016	389,000	429,845
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		7.500%	03/15/2021	175,000	173,687
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)	(b)	8.125%	10/15/2022	725,000	733,156
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	11/15/2021	25,000	25,562
Southern Star Central Corp. (Oil, Gas & Consumable Fuels)		6.750%	03/01/2016	225,000	227,812
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.375%	08/01/2022	250,000	250,625
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		6.875%	02/01/2021	200,000	209,000
Vanguard Natural Resources LLC / VNR Finance Corp. (Oil, Gas & Consumable Fuels)		7.875%	04/01/2020	725,000	725,906
W&T Offshore, Inc. (Oil, Gas & Consumable Fuels)		8.500%	06/15/2019	775,000	804,062

					31,121,485

FINANCIALS – 6.5%
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	325,000	341,250
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.625%	03/15/2020	250,000	261,875
Nuveen Investments, Inc. (Capital Markets)		10.500%	11/15/2015	2,075,000	2,116,500
CIT Group, Inc. (Commercial Banks)	(b)	6.625%	04/01/2018	275,000	298,375
CIT Group, Inc. (Commercial Banks)	(b)	7.000%	05/02/2017	2,111,510	2,118,108
CIT Group, Inc. (Commercial Banks)		5.250%	03/15/2018	675,000	697,781
CIT Group, Inc. (Commercial Banks)		5.375%	05/15/2020	225,000	229,641
CIT Group, Inc. (Commercial Banks)		5.000%	05/15/2017	575,000	592,609
Ally Financial, Inc. (Consumer Finance)		8.000%	11/01/2031	225,000	264,937
Ally Financial, Inc. (Consumer Finance)		8.300%	02/12/2015	2,425,000	2,649,312
Ally Financial, Inc. (Consumer Finance)		8.000%	03/15/2020	375,000	433,125
Ally Financial, Inc. (Consumer Finance)		7.500%	09/15/2020	775,000	873,812
Ally Financial, Inc. (Consumer Finance)		6.250%	12/01/2017	300,000	317,118

63	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Ally Financial, Inc. (Consumer Finance)		5.500%	02/15/2017	$250,000	$254,192
Ford Motor Credit Co. LLC (Consumer Finance)		8.000%	12/15/2016	2,825,000	3,348,348
Ford Motor Credit Co. LLC (Consumer Finance)		8.125%	01/15/2020	150,000	183,775
Ford Motor Credit Co. LLC (Consumer Finance)		5.000%	05/15/2018	325,000	345,924
Ford Motor Credit Co. LLC (Consumer Finance)		4.250%	02/03/2017	550,000	577,125
Express LLC / Express Finance Corp. (Diversified Financial Svs.)		8.750%	03/01/2018	250,000	271,250
Interactive Data Corp. (Diversified Financial Svs.)		10.250%	08/01/2018	1,150,000	1,285,125
TransUnion Holding Co., Inc. (Diversified Financial Svs.)	(b)(c)	9.625%	06/15/2018	1,125,000	1,220,625
Reliance Intermediate Holdings LP (Insurance)	(b)	9.500%	12/15/2019	550,000	607,750
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.750%	06/01/2016	100,000	103,000

					19,391,557

HEALTH CARE – 9.3%
Grifols, Inc. (Biotechnology)		8.250%	02/01/2018	975,000	1,050,562
Alere, Inc. (Health Care Equip. & Supplies)		9.000%	05/15/2016	600,000	613,500
Bausch & Lomb, Inc. (Health Care Equip. & Supplies)		9.875%	11/01/2015	950,000	997,500
Biomet, Inc. (Health Care Equip. & Supplies)		11.625%	10/15/2017	2,425,000	2,628,094
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)		9.750%	10/15/2017	250,000	180,000
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)		7.750%	04/15/2018	1,300,000	1,079,000
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)	(b)	8.750%	03/15/2018	75,000	76,875
VWR Funding, Inc. (Health Care Equip. & Supplies)		10.250%	07/15/2015	2,054,843	2,126,763
CRC Health Corp. (Acquired 01/25/2006 through 04/30/2012, Cost $589,553)(Health Care Providers & Svs.)	(e)	10.750%	02/01/2016	650,000	575,250
Emergency Medical Services Corp. (Health Care Providers & Svs.)		8.125%	06/01/2019	1,600,000	1,678,000
HCA Holdings, Inc. (Health Care Providers & Svs.)		7.750%	05/15/2021	1,725,000	1,858,688
HCA, Inc. (Health Care Providers & Svs.)		7.500%	11/06/2033	225,000	212,063
HCA, Inc. (Health Care Providers & Svs.)		7.875%	02/15/2020	275,000	306,625
HCA, Inc. (Health Care Providers & Svs.)		9.875%	02/15/2017	145,000	158,050
HCA, Inc. (Health Care Providers & Svs.)		7.500%	02/15/2022	2,725,000	2,977,063
HCA, Inc. (Health Care Providers & Svs.)		6.500%	02/15/2020	550,000	597,438
IASIS Healthcare LLC / IASIS Capital Corp. (Health Care Providers & Svs.)		8.375%	05/15/2019	1,100,000	1,094,500
inVentiv Health, Inc. (Health Care Providers & Svs.)	(b)	10.000%	08/15/2018	825,000	713,625
Multiplan, Inc. (Health Care Providers & Svs.)	(b)	9.875%	09/01/2018	1,700,000	1,870,000
Omnicare, Inc. (Health Care Providers & Svs.)		7.750%	06/01/2020	625,000	684,375
Physiotherapy Associates Holdings, Inc. (Health Care Providers & Svs.)	(b)	11.875%	05/01/2019	575,000	585,063
PSS World Medical, Inc. (Health Care Providers & Svs.)	(b)	6.375%	03/01/2022	150,000	154,500
Truven Health Analytics, Inc. (Health Care Providers & Svs.)	(b)	10.625%	06/01/2020	575,000	600,875
United Surgical Partners International, Inc. (Health Care Providers & Svs.)	(b)	9.000%	04/01/2020	850,000	905,250
Universal Hospital Services, Inc. (Health Care Providers & Svs.)		8.500%	06/01/2015	1,475,000	1,510,953
Universal Hospital Services, Inc. (Health Care Providers & Svs.)	(d)	4.111%	06/01/2015	150,000	143,250
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. (Health Care Providers & Svs.)		8.000%	02/01/2018	1,625,000	1,669,688
Emdeon, Inc. (Health Care Technology)	(b)	11.000%	12/31/2019	800,000	900,000

					27,947,550

INDUSTRIALS – 11.8%
Sequa Corp. (Aerospace & Defense)	(b)	11.750%	12/01/2015	575,000	609,500
Sequa Corp. (Aerospace & Defense)	(b)	13.500%	12/01/2015	433,054	461,203
TransDigm, Inc. (Aerospace & Defense)		7.750%	12/15/2018	1,200,000	1,323,000
Associated Materials LLC / AMH New Finance, Inc. (Building Products)		9.125%	11/01/2017	425,000	381,438
Building Materials Corp. of America (Building Products)	(b)	7.500%	03/15/2020	225,000	245,250
Building Materials Corp. of America (Building Products)	(b)	6.750%	05/01/2021	375,000	402,188
Masonite International Corp. (Building Products)	(b)	8.250%	04/15/2021	1,000,000	1,035,000
Nortek, Inc. (Building Products)		10.000%	12/01/2018	600,000	633,000
Nortek, Inc. (Building Products)		8.500%	04/15/2021	1,025,000	1,007,063
Ply Gem Industries, Inc. (Building Products)		8.250%	02/15/2018	1,125,000	1,108,125
RBS Global, Inc. / Rexnord LLC (Building Products)		8.500%	05/01/2018	1,250,000	1,362,500
Roofing Supply Group LLC / Roofing Supply Finance, Inc. (Building Products)	(b)	10.000%	06/01/2020	525,000	551,250
Thermon Industries, Inc. (Building Products)		9.500%	05/01/2017	334,000	369,070
Altegrity, Inc. (Acquired 06/10/2009 through 02/08/2011, Cost $436,237)(Commercial Svs. & Supplies)	(b)(e)	11.750%	05/01/2016	450,000	398,250
ARAMARK Corp. (Commercial Svs. & Supplies)		8.500%	02/01/2015	950,000	973,760
ARAMARK Corp. (Commercial Svs. & Supplies)	(d)	3.966%	02/01/2015	150,000	149,625
ARAMARK Holdings Corp. (Commercial Svs. & Supplies)	(b)(c)	8.625%	05/01/2016	1,125,000	1,154,543
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	9.750%	03/15/2017	1,200,000	1,281,000
International Lease Finance Corp. (Commercial Svs. & Supplies)		8.250%	12/15/2020	275,000	315,610
International Lease Finance Corp. (Commercial Svs. & Supplies)		8.625%	09/15/2015	450,000	498,938
International Lease Finance Corp. (Commercial Svs. & Supplies)		8.750%	03/15/2017	2,425,000	2,734,188
International Lease Finance Corp. (Commercial Svs. & Supplies)		5.750%	05/15/2016	250,000	253,863
Iron Mountain, Inc. (Commercial Svs. & Supplies)		7.750%	10/01/2019	525,000	569,625
Maxim Crane Works LP / Maxim Finance Corp. (Commercial Svs. & Supplies)	(b)	12.250%	04/15/2015	625,000	618,750

64	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
SGS International, Inc. (Commercial Svs. & Supplies)		12.000%	12/15/2013	$823,000	$827,115
U.R. Merger Sub Corp. (Commercial Svs. & Supplies)		10.250%	11/15/2019	625,000	706,250
U.R. Merger Sub Corp. (Commercial Svs. & Supplies)		8.375%	09/15/2020	1,325,000	1,401,188
U.R. Merger Sub Corp. (Commercial Svs. & Supplies)		8.250%	02/01/2021	200,000	214,000
U.R. Financing Escrow Corp. (Commercial Svs. & Supplies)	(b)	7.375%	05/15/2020	100,000	104,750
West Corp. (Commercial Svs. & Supplies)		11.000%	10/15/2016	425,000	450,500
West Corp. (Commercial Svs. & Supplies)		8.625%	10/01/2018	175,000	186,375
West Corp. (Commercial Svs. & Supplies)		7.875%	01/15/2019	400,000	420,000
Atkore International, Inc. (Electrical Equip.)		9.875%	01/01/2018	275,000	268,125
Belden, Inc. (Electrical Equip.)		7.000%	03/15/2017	450,000	465,750
Belden, Inc. (Electrical Equip.)		9.250%	06/15/2019	200,000	219,000
CommScope, Inc. (Electrical Equip.)	(b)	8.250%	01/15/2019	1,425,000	1,514,063
General Cable Corp. (Electrical Equip.)		7.125%	04/01/2017	600,000	618,000
International Wire Group Holdings, Inc. (Electrical Equip.)	(b)	9.750%	04/15/2015	625,000	659,375
Viasystems, Inc. (Electrical Equip.)	(b)	7.875%	05/01/2019	725,000	726,813
Amsted Industries, Inc. (Machinery)	(b)	8.125%	03/15/2018	200,000	212,500
Dynacast International LLC / Dynacast Finance, Inc. (Machinery)	(b)	9.250%	07/15/2019	825,000	860,063
Mcron Finance Sub. LLC / Mcron Finance Corp. (Machinery)	(b)	8.375%	05/15/2019	425,000	422,875
Meritor, Inc. (Machinery)		10.625%	03/15/2018	550,000	587,125
Mueller Water Products, Inc. (Machinery)		7.375%	06/01/2017	675,000	678,375
Mueller Water Products, Inc. (Machinery)		8.750%	09/01/2020	540,000	602,100
Navistar International Corp. (Machinery)		8.250%	11/01/2021	300,000	289,125
Schaeffler Finance BV (Machinery)	(b)	8.500%	02/15/2019	875,000	938,438
Schaeffler Finance BV (Machinery)	(b)	7.750%	02/15/2017	475,000	497,563
Stena AB (Marine)		7.000%	12/01/2016	175,000	171,063
Hertz Corp. / The (Road & Rail)		7.500%	10/15/2018	100,000	107,750
Hertz Corp. / The (Road & Rail)		6.750%	04/15/2019	1,025,000	1,071,125
Interline Brands, Inc. (Trading Companies & Distributors)		7.000%	11/15/2018	700,000	731,500
Rexel SA (Trading Companies & Distributors)	(b)	6.125%	12/15/2019	1,000,000	1,011,250

					35,398,895

INFORMATION TECHNOLOGY – 11.0%
MMI International Ltd. (Computers & Peripherals)	(b)	8.000%	03/01/2017	250,000	258,750
Seagate HDD Cayman (Computers & Peripherals)		6.875%	05/01/2020	375,000	405,000
Seagate HDD Cayman (Computers & Peripherals)		7.750%	12/15/2018	400,000	444,500
Seagate HDD Cayman (Computers & Peripherals)		7.000%	11/01/2021	300,000	324,750
Seagate Technology HDD Holdings (Computers & Peripherals)		6.800%	10/01/2016	575,000	641,844
Anixter, Inc. (Electronic Equip., Instr. & Comp.)		5.625%	05/01/2019	250,000	259,375
Cleaver-Brooks, Inc. (Electronic Equip., Instr. & Comp.)	(b)	12.250%	05/01/2016	975,000	1,040,813
Kemet Corp. (Electronic Equip., Instr. & Comp.)		10.500%	05/01/2018	1,100,000	1,138,500
Kemet Corp. (Electronic Equip., Instr. & Comp.)	(b)	10.500%	05/01/2018	150,000	154,500
Ceridian Corp. (IT Svs.)	(b)	8.875%	07/15/2019	125,000	129,688
Compucom Systems, Inc. (IT Svs.)	(b)	12.500%	10/01/2015	1,425,000	1,487,344
CoreLogic, Inc. (IT Svs.)	(b)	7.250%	06/01/2021	1,125,000	1,158,750
Fidelity National Information Services, Inc. (IT Svs.)		7.875%	07/15/2020	125,000	141,250
Fidelity National Information Services, Inc. (IT Svs.)		7.625%	07/15/2017	1,025,000	1,135,188
First Data Corp. (IT Svs.)	(b)(c)	8.750%	01/15/2022	1,925,000	1,949,063
First Data Corp. (IT Svs.)	(b)	8.250%	01/15/2021	475,000	477,375
iGATE Corp. (IT Svs.)		9.000%	05/01/2016	1,050,000	1,128,750
Lender Processing Services, Inc. (IT Svs.)		8.125%	07/01/2016	1,400,000	1,466,500
Mantech International Corp. (IT Svs.)		7.250%	04/15/2018	200,000	211,000
Stream Global Services, Inc. (IT Svs.)		11.250%	10/01/2014	700,000	717,500
SunGard Data Systems, Inc. (IT Svs.)		10.250%	08/15/2015	900,000	929,250
SunGard Data Systems, Inc. (IT Svs.)		7.625%	11/15/2020	200,000	214,000
SunGard Data Systems, Inc. (IT Svs.)		7.375%	11/15/2018	175,000	188,563
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		8.125%	12/15/2017	725,000	790,250
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.750%	08/01/2020	675,000	745,875
Freescale Semiconductor, Inc. (Semiconductors & Equip.)	(b)	9.250%	04/15/2018	725,000	779,375
Freescale Semiconductor, Inc. (Semiconductors & Equip.)		10.750%	08/01/2020	1,300,000	1,404,000
MagnaChip Semiconductor SA / MagnaChip Semiconductor Finance Co. (Semiconductors & Equip.)		10.500%	04/15/2018	925,000	1,015,188
Spansion LLC (Semiconductors & Equip.)		7.875%	11/15/2017	1,200,000	1,158,000
Allen Systems Group, Inc. (Software)	(b)	10.500%	11/15/2016	1,275,000	1,051,875
Aspect Software, Inc. (Software)		10.625%	05/15/2017	1,100,000	1,171,500
Audatex North America, Inc. (Software)	(b)	6.750%	06/15/2018	1,275,000	1,348,313
Epicor Software Corp. (Software)		8.625%	05/01/2019	1,450,000	1,486,250
Lawson Software, Inc. (Software)	(b)	11.500%	07/15/2018	1,575,000	1,787,625
Lawson Software, Inc. (Software)	(b)	9.375%	04/01/2019	575,000	616,688
Serena Software, Inc. (Software)		10.375%	03/15/2016	925,000	950,438

65	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
Sophia LP / Sophia Finance, Inc. (Software)	(b)	9.750%	01/15/2019	$1,100,000	$1,174,250
SSI Investments II Ltd. / SSI Co-Issuer LLC (Software)		11.125%	06/01/2018	1,400,000	1,578,500

					33,060,380

MATERIALS – 8.1%
Ferro Corp. (Chemicals)		7.875%	08/15/2018	1,175,000	1,151,500
Hexion U.S. Finance Corp / Hexion Nova Scotia Finance ULC (Chemicals)		8.875%	02/01/2018	900,000	922,500
Hexion U.S. Finance Corp / Hexion Nova Scotia Finance ULC (Chemicals)		9.000%	11/15/2020	650,000	563,875
Huntsman International LLC (Chemicals)		5.500%	06/30/2016	725,000	726,813
Huntsman International LLC (Chemicals)		8.625%	03/15/2020	425,000	479,188
Huntsman International LLC (Chemicals)		8.625%	03/15/2021	325,000	368,063
Koppers, Inc. (Chemicals)		7.875%	12/01/2019	575,000	622,438
Momentive Performance Materials, Inc. (Chemicals)		9.000%	01/15/2021	675,000	514,688
Momentive Performance Materials, Inc. (Chemicals)	(b)	10.000%	10/15/2020	700,000	705,250
Omnova Solutions, Inc. (Chemicals)		7.875%	11/01/2018	975,000	982,313
OXEA Finance & Cy SCA (Chemicals)	(b)	9.500%	07/15/2017	777,000	829,448
Scotts Miracle-Gro Co. / The (Chemicals)		6.625%	12/15/2020	550,000	592,625
Solutia, Inc. (Chemicals)		8.750%	11/01/2017	1,025,000	1,154,406
Solutia, Inc. (Chemicals)		7.875%	03/15/2020	150,000	175,875
Union Carbide Corp. (Chemicals)		7.875%	04/01/2023	100,000	123,796
Ardagh Packaging Finance Plc (Containers & Packaging)	(b)	9.125%	10/15/2020	1,000,000	1,065,000
Ardagh Packaging Finance Plc / Ardagh MP Holdings U.S.A., Inc. (Containers & Packaging)	(b)	9.125%	10/15/2020	225,000	237,375
Berry Plastics Corp. (Containers & Packaging)		9.500%	05/15/2018	550,000	588,500
BWAY Holding Co. (Containers & Packaging)		10.000%	06/15/2018	900,000	994,500
BWAY Parent Co., Inc. (Containers & Packaging)	(c)	10.125%	11/01/2015	674,955	688,454
Crown Americas LLC / Crown Americas Capital Corp. II (Containers & Packaging)		7.625%	05/15/2017	75,000	81,375
Graphic Packaging International, Inc. (Containers & Packaging)		9.500%	06/15/2017	950,000	1,049,750
Greif, Inc. (Containers & Packaging)		7.750%	08/01/2019	475,000	543,875
Packaging Dynamics Corp. (Containers & Packaging)	(b)	8.750%	02/01/2016	950,000	1,002,250
Pactiv LLC (Containers & Packaging)		7.950%	12/15/2025	225,000	181,125
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	7.750%	10/15/2016	550,000	581,625
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	8.500%	05/15/2018	775,000	763,375
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	9.000%	04/15/2019	675,000	676,688
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	7.125%	04/15/2019	175,000	184,188
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	8.500%	02/15/2021	1,650,000	1,575,750
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	9.875%	08/15/2019	875,000	908,906
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	9.875%	08/15/2019	400,000	415,500
Sealed Air Corp. (Containers & Packaging)	(b)	8.375%	09/15/2021	1,350,000	1,532,250
Compass Minerals International, Inc. (Metals & Mining)		8.000%	06/01/2019	275,000	295,969
Clearwater Paper Corp. (Paper & Forest Products)		10.625%	06/15/2016	125,000	139,375
Clearwater Paper Corp. (Paper & Forest Products)		7.125%	11/01/2018	125,000	132,500
Longview Fibre Paper & Packaging, Inc. (Paper & Forest Products)	(b)	8.000%	06/01/2016	575,000	577,875

					24,128,983

TELECOMMUNICATION SERVICES – 4.7%
GXS Worldwide, Inc. (Diversified Telecom. Svs.)		9.750%	06/15/2015	1,275,000	1,278,188
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		8.125%	07/01/2019	925,000	953,906
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		8.625%	07/15/2020	275,000	290,125
Windstream Corp. (Diversified Telecom. Svs.)		8.125%	09/01/2018	650,000	702,000
Digicel Group Ltd. (Wireless Telecom. Svs.)	(b)	8.875%	01/15/2015	425,000	431,375
Digicel Group Ltd. (Wireless Telecom. Svs.)	(b)	9.125%	01/15/2015	987,000	1,001,805
Digicel Ltd. (Wireless Telecom. Svs.)	(b)	12.000%	04/01/2014	650,000	724,750
Digicel Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/01/2017	675,000	693,563
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		7.875%	09/01/2018	925,000	964,313
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		6.625%	11/15/2020	875,000	864,063
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	1,100,000	891,000
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.900%	05/01/2019	2,500,000	2,362,500
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	9.000%	11/15/2018	1,025,000	1,148,000
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	7.000%	03/01/2020	350,000	364,875
Syniverse Holdings, Inc. (Wireless Telecom. Svs.)		9.125%	01/15/2019	1,400,000	1,526,000

					14,196,463

UTILITIES – 1.5%
Energy Future Intermediate Holding Co. LLC / EFIH Finance Inc. (Electric Utilities)		10.000%	12/01/2020	500,000	546,250
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (Electric Utilities)	(b)	11.750%	03/01/2022	325,000	333,938
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. (Electric Utilities)	(b)	11.500%	10/01/2020	125,000	85,938
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(b)	7.500%	02/15/2021	925,000	1,003,625
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		7.375%	01/15/2017	200,000	208,500
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		8.250%	09/01/2020	750,000	780,000
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		7.875%	05/15/2021	475,000	482,125

66	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES (continued)
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		7.625%	05/15/2019	$700,000	$712,250
FPL Energy National Wind Portfolio LLC (Acquired 05/27/2009, Cost $141,842)(Multi-Utilities)	(b)(e)	6.125%	03/25/2019	164,708	163,754

					4,316,380

Total Corporate Bonds (Cost $276,634,460)					$288,008,579

Common Stocks – 0.0%				Shares	Value
CONSUMER DISCRETIONARY – 0.0%
General Motors Co. (Automobiles)	(a)			4,443	$87,616

Total Common Stocks (Cost $415,829)					$87,616

Preferred Stocks – 0.1%				Shares	Value
FINANCIALS – 0.1%
Ally Financial, Inc. (Consumer Finance)	(b)			346	$308,275

Total Preferred Stocks (Cost $0)					$308,275

Warrants – 0.0%				Quantity	Value
CONSUMER DISCRETIONARY – 0.0%
General Motors Co. (Automobiles) Expiration: 07/10/16, Exercise Price: $10.00	(a)			4,039	$44,510
General Motors Co. (Automobiles) Expiration: 07/10/19, Exercise Price: $18.33	(a)			4,039	27,384

Total Warrants (Cost $476,540)					$71,894

Other – 0.0%				Shares	Value
CONSUMER DISCRETIONARY – 0.0%
Motors Liquidation Co. GUC Trust (Automobiles)				1,116	$13,671

Total Other (Cost $0)					$13,671

Money Market Funds – 1.3%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				3,966,000	$3,966,000

Total Money Market Funds (Cost $3,966,000)					$3,966,000

Total Investments (Cost $281,492,829) – 97.6%	(f)				$292,456,035
Other Assets in Excess of Liabilities – 2.4%					7,023,654

Net Assets – 100.0%					$299,479,689

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At June 30, 2012, the value of these securities totaled $95,148,863, or 31.8% of the Portfolio’s net assets. Unless also noted with (e), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond. Rate presented is the coupon rate for the cash option.

(d)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly, or semi-annually, in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2012.

(e)	Represents a security deemed to be illiquid. At June 30, 2012, the value of illiquid securities in the Portfolio totaled $1,137,254, or 0.4% of the Portfolio’s net assets.

(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

67

Ohio National Fund, Inc.	Capital Growth Portfolio

Objective/Strategy

The Capital Growth Portfolio seeks long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	-9.48%
Five years	2.82%
Ten years	8.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Capital Growth Portfolio returned 4.70% versus 8.81% for the current benchmark, the Russell 2000 Growth Index.

Multiple factors contributed to the Portfolio’s underperformance relative to the benchmark. Health Care, where we encountered issues with two of our larger-weighted stocks, Centene Corp. and Quality Systems, Inc., was our worst-performing sector. There was also under-performance within the Information Technology sector, where some of our higher-beta software names sold off disproportionally. Modest overweight positioning in under-performing industries within the Information Technology sector also led to a portion of the underperformance in that sector.(1)

The Portfolio’s three worst-performing stocks were Lufkin Industries, Inc., Allscripts Healthcare Solutions, Inc. and Quality Systems, Inc. Lufkin Industries, Inc. is a manufacturer of pump jacks and lower oil prices, if sustained, will likely pressure exploration and production (E&P) spending. Lufkin Industries, Inc., missed earnings estimates due in part to pricing competition that pressured margins earlier in the year. Allscripts Healthcare Solutions, Inc. provides clinical software and service solutions to physicians and other health care providers. The firm missed earnings estimates as integration of its legacy Eclipsys platform had proven logistically more complex than it originally determined, which led to higher costs and compressed margins in the near term. Allscripts Healthcare Solutions, Inc. is scheduled to launch its fully integrated Sunrise platform later this year that is expected to resolve the issues associated with the current platform. Quality Systems, Inc. is a provider of electronic health records and revenue-cycle-management applications for the health care industry. The stock sold off after its earnings failed to live up to lofty expectations. We significantly trimmed the Portfolio’s position.(1)

The Portfolio outperformed in the Consumer Staples sector, boosted by strong returns in the food and staples retailing industry. Our top-performing stocks for the period were Catalyst Health Solutions, Inc., Vitamin Shoppe, Inc. and Onyx Pharmaceuticals, Inc. Catalyst Health Solutions, Inc. provides pharmacy-benefit-management serv-

ices. The firm was acquired by SXC Health Solutions, a slightly larger peer, at a modest premium. Vitamin Shoppe, Inc. benefitted from favorable U.S. demographics and increased vitamin and supplement utilization among the aging Baby Boomer generation. The company continues to grow earnings and its retail presence across the country. Onyx Pharmaceuticals, Inc. focuses on the development of drugs for kidney, blood-based and other forms of cancer. Positive news regarding the U.S. Food and Drug Administration (FDA) advisory panel’s vote in favor of approving Onyx Pharmaceuticals, Inc.’s multiple-myeloma drug candidate, Kyprolis, boosted shares. The advisory panel’s recommendation does not guarantee final approval, which is scheduled to be determined in July, but prospects appear encouraging. Kyprolis would meaningfully increase Onyx Pharmaceutical, Inc.’s growth potential if the FDA approves the drug. (1)

The Industrials sector suffered as investors have called into question the sustainability of historically peak margins for many companies in the face of a weakening global economic outlook. We would suggest that the market appears to have discounted a sharp economic slowdown with many cyclical stocks near the lows set in last October’s selloff. Current valuations largely reflect a challenging outlook so we believe there is an “upside-risk” scenario for Industrials. Previously beaten-down cyclical stocks could lead the market higher in a year-end rally if European policymakers manage to deliver a modestly positive surprise (relative to extremely low expectations).

In the Industrials space, we favor companies with exposure to residential construction in North America and limited exposure to Europe, since we believe near-term market conditions will remain choppy. Further, we prefer companies with proven management teams and strong balance sheets that can potentially build significant shareholder value through opportunistic acquisitions in the current environment given depressed valuations and the low cost of capital.

The late-June U.S. Supreme Court decision regarding “Obamacare” was a pivotal moment in history. Obamacare will move forward unless the Republicans take the White House and win a majority in the Senate in November’s election and will result in expanded coverage for up to 15 million previously uninsured Americans. That expansion of health care coverage, however, will come at the expense of the pharmaceutical, medical-device and managed-care industries in the form of taxes and/or regulated profit margins. We fully expect that the mandated coverage expansion will create such strong cost pressures that it could strain profit margins as a result. We believe the health care industry will have to adopt the mantra of “doing more with less.” That, in turn, means health care stocks will have new challenges as different models of health care emerge and the government plays a greater role in the industry. We have focused on health care industries that are free of government reimbursement risks, such as those that generate their revenues from consumers’ discretionary incomes (e.g., Sirona Dental). Another example would be companies involved in aesthetic procedures and products (e.g., Cooper Companies). Finally, we like health care companies that are focused on saving hospitals, payors (i.e., insurance companies) or the government money (e.g., Centene Corp. and MedAssets, Inc.).

The current low interest rate environment continues to pressure banks’ net-interest margins and profits; consequently, we prefer to own financial-services companies that have non-interest revenues (e.g., UMB Financial). We are beginning to see early signs of a bottom in the domestic housing market. Traction toward a recovery in

68	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

that sector would benefit companies we own (e.g., Two Harbors) in that industry. We generally don’t own real estate investment trusts (REITs) because they rarely meet our growth-expectations profile. However, we likely will add some REIT exposure to reduce what had effectively become our slight bet against the benchmark (i.e., REITs were positive benchmark contributors to the point where our not owning them detracted from our relative performance in a noticeable way).

In the Information Technology sector, macroeconomic concerns regarding Europe have played a significant role in depressing investor sentiment and dragging down valuation multiples across the board. Fundamentals have decelerated modestly due to a decrease in consumer and business spending; however, stocks already appear to us to reflect a rather dire scenario. Going forward, this caution may manifest itself in the form of conservative company guidance for the third quarter, much of which likely is already priced into stocks. We believe investors likely anticipate both an increasing level of regulatory clarity following November’s U.S. elections as well as progress toward a resolution addressing the European debt crisis, both of which may suggest slightly less-daunting growth comparisons in 2013.

The market’s slight pullback in the second quarter has presented us new investment ideas that are attractive from a valuation standpoint. As a result, we expect to take a closer look at those opportunities as well as potentially add to existing positions as earnings season gets under way if we see sufficient evidence accelerating growth is ahead of us. In the meantime, we are sticking with themes such as information security and analytics software. We may rotate into more cyclical names (e.g., communications and semiconductors) as we move ahead.

Consumer stocks in the Russell 2000 Growth Index retreated 5.3 percent in the second quarter. We don’t view that as a trend, though, since the June quarter historically is a seasonally non-critical period. Lower gasoline prices should start to aid consumer-spending trends. Further positives are a continued modest rebound in housing prices and the primarily domestic exposure of most small-cap consumer stocks. Two themes we continue to favor are the ongoing expansion of gaming, including the anticipated growth of on-line wagering (e.g., Bally Technologies, Inc.) and health and nutrition (e.g., Vitamin Shoppe, Inc.). We also anticipate increasing our exposure to the domestic housing market.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

69	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	98.9
Money Market Funds Less Net Liabilities	1.1

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Genesco, Inc.	3.4
2. Vitamin Shoppe, Inc.	2.5
3. Lufkin Industries, Inc.	2.2
4. Catalyst Health Solutions, Inc.	2.1
5. Shuffle Master, Inc.	2.1
6. Bally Technologies, Inc.	1.9
7. Monster Worldwide, Inc.	1.8
8. NICE Systems Ltd. - ADR	1.8
9. Fortinet, Inc.	1.6
10. OYO Geospace Corp.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	22.7
Health Care	21.9
Consumer Discretionary	17.9
Industrials	14.3
Energy	7.5
Materials	6.5
Financials	6.5
Consumer Staples	1.6

98.9

70

Ohio National Fund, Inc.	Capital Growth Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 98.9%		Shares	Value
CONSUMER DISCRETIONARY – 17.9%
WABCO Holdings, Inc. (Auto Components)	(a)	10,546	$558,200
Sotheby’s (Diversified Consumer Svs.)		10,945	365,125
Bally Technologies, Inc. (Hotels, Restaurants & Leisure)	(a)	21,831	1,018,634
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)	(a)	14,541	552,558
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	39,810	333,210
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	40,799	392,486
Shuffle Master, Inc. (Hotels, Restaurants & Leisure)	(a)	81,329	1,122,340
Universal Electronics, Inc. (Household Durables)	(a)	29,297	385,842
Chico’s FAS, Inc. (Specialty Retail)		30,790	456,924
Francesca’s Holdings Corp. (Specialty Retail)	(a)	12,885	348,024
Genesco, Inc. (Specialty Retail)	(a)	30,010	1,805,102
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	12,320	317,117
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	24,256	1,332,382
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	18,581	589,947

			9,577,891

CONSUMER STAPLES – 1.6%
Fresh Market, Inc. / The (Food & Staples Retailing)	(a)	15,889	852,127

ENERGY – 7.5%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	7,061	463,131
Lufkin Industries, Inc. (Energy Equip. & Svs.)		21,404	1,162,665
McDermott International, Inc. (Energy Equip. & Svs.)	(a)	24,723	275,414
Ocean Rig UDW, Inc. (Energy Equip. & Svs.)	(a)	17,209	232,494
OYO Geospace Corp. (Energy Equip. & Svs.)	(a)	9,533	857,875
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	12,943	267,014
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	31,795	768,803

			4,027,396

FINANCIALS – 6.5%
Duff & Phelps Corp. Class A (Capital Markets)		25,147	364,632
Citizens Republic Bancorp, Inc. (Commercial Banks)	(a)	21,987	376,637
UMB Financial Corp. (Commercial Banks)		7,772	398,160
Cash America International, Inc. (Consumer Finance)		16,189	712,964
EZCorp, Inc. Class A (Consumer Finance)	(a)	7,080	166,097
KKR Financial Holdings LLC (Diversified Financial Svs.)		30,255	257,773
Validus Holdings Ltd. (Insurance)		20,005	640,760
Redwood Trust, Inc. (Real Estate Investment Trusts)		21,026	262,404
Two Harbors Investment Corp. (Real Estate Investment Trusts)		30,795	319,036

			3,498,463

HEALTH CARE – 21.9%
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	8,670	343,159
Cepheid, Inc. (Biotechnology)	(a)	17,346	776,234
Halozyme Therapeutics, Inc. (Biotechnology)	(a)	35,181	311,704
Onyx Pharmaceuticals, Inc. (Biotechnology)	(a)	9,489	630,544
Seattle Genetics, Inc. (Biotechnology)	(a)	12,815	325,373
Theravance, Inc. (Biotechnology)	(a)	18,013	400,249
United Therapeutics Corp. (Biotechnology)	(a)	15,455	763,168
ArthroCare Corp. (Health Care Equip. & Supplies)	(a)	25,330	741,662
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		7,720	615,747
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	16,515	743,340
Thoratec Corp. (Health Care Equip. & Supplies)	(a)	14,423	484,324
Air Methods Corp. (Health Care Providers & Svs.)	(a)	6,579	646,387
Catalyst Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	12,234	1,143,145
Centene Corp. (Health Care Providers & Svs.)	(a)	19,346	583,475
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	28,664	313,298
MedAssets, Inc. (Health Care Technology)	(a)	36,696	493,561
Quality Systems, Inc. (Health Care Technology)		21,127	581,204

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Bruker Corp. (Life Sciences Tools & Svs.)	(a)	34,319	$456,786
PAREXEL International Corp. (Life Sciences Tools & Svs.)	(a)	19,926	562,511
Salix Pharmaceuticals Ltd. (Pharmaceuticals)	(a)	15,379	837,233

			11,753,104

INDUSTRIALS – 14.3%
Hexcel Corp. (Aerospace & Defense)	(a)	21,112	544,478
Triumph Group, Inc. (Aerospace & Defense)		13,980	786,655
Atlas Air Worldwide Holdings, Inc. (Air Freight & Logistics)	(a)	9,251	402,511
JetBlue Airways Corp. (Airlines)	(a)	94,805	502,467
Lennox International, Inc. (Building Products)		7,275	339,233
Geo Group, Inc. / The (Commercial Svs. & Supplies)	(a)	32,090	729,085
Waste Connections, Inc. (Commercial Svs. & Supplies)		23,387	699,739
Northwest Pipe Co. (Construction & Engineering)	(a)	16,838	408,490
Regal-Beloit Corp. (Electrical Equip.)		10,724	667,676
Colfax Corp. (Machinery)	(a)	10,971	302,470
Meritor, Inc. (Machinery)	(a)	51,325	267,917
Terex Corp. (Machinery)	(a)	26,769	477,291
Twin Disc, Inc. (Machinery)		8,421	155,704
Acacia Research Corp. (Professional Svs.)	(a)	14,984	558,004
Landstar System, Inc. (Road & Rail)		10,260	530,647
Quality Distribution, Inc. (Road & Rail)	(a)	24,688	273,790

			7,646,157

INFORMATION TECHNOLOGY – 22.7%
Riverbed Technology, Inc. (Communications Equip.)	(a)	24,545	396,402
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	15,463	669,548
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	19,712	514,089
InvenSense, Inc. (Electronic Equip., Instr. & Comp.)	(a)	17,290	195,377
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	11,670	508,695
Universal Display Corp. (Electronic Equip., Instr. & Comp.)	(a)	14,012	503,591
Monster Worldwide, Inc. (Internet Software & Svs.)	(a)	113,800	967,300
Sapient Corp. (IT Svs.)		39,198	394,724
Cavium, Inc. (Semiconductors & Equip.)	(a)	19,985	559,580
Cymer, Inc. (Semiconductors & Equip.)	(a)	10,211	601,938
EZchip Semiconductor Ltd. (Semiconductors & Equip.)	(a)	13,468	539,259
Teradyne, Inc. (Semiconductors & Equip.)	(a)	32,685	459,551
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	15,240	523,646
ANSYS, Inc. (Software)	(a)	9,030	569,883
Compuware Corp. (Software)	(a)	76,043	706,439
Fortinet, Inc. (Software)	(a)	36,992	858,954
Informatica Corp. (Software)	(a)	11,045	467,866
NICE Systems Ltd.– ADR (Software)	(a)	26,366	964,996
Opnet Technologies, Inc. (Software)		18,869	501,727
QLIK Technologies, Inc. (Software)	(a)	24,825	549,129
TIBCO Software, Inc. (Software)	(a)	23,396	700,008

			12,152,702

MATERIALS – 6.5%
Georgia Gulf Corp. (Chemicals)		10,230	262,604
Huntsman Corp. (Chemicals)		54,676	707,507
Intrepid Potash, Inc. (Chemicals)	(a)	14,162	322,327
Quaker Chemical Corp. (Chemicals)		13,820	638,622
Texas Industries, Inc. (Construction Materials)		11,731	457,626
RTI International Metals, Inc. (Metals & Mining)	(a)	27,854	630,336
Titanium Metals Corp. (Metals & Mining)		43,556	492,618

			3,511,640

Total Common Stocks (Cost $46,340,533)			$53,019,480

71	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Money Market Funds – 1.1%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		576,000	$576,000

Total Money Market Funds (Cost $576,000)			$576,000

Total Investments – 100.0% (Cost $46,916,533)	(b)		$53,595,480
Liabilities in Excess of Other Assets – (0.0)%			(5,688)

Net Assets – 100.0%			$53,589,792

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

72

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	13.13%
Five years	6.42%
Ten years	9.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Nasdaq-100® Index Portfolio returned 15.21% versus 15.44% for the current benchmark, the Nasdaq-100® Index.

The correlation to the index for the period was 99.8%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in PowerShares QQQ, an exchange traded fund that mimics the holdings and returns of the Nasdaq-100® Index.(1)

The top five stock holdings at June 30th were Apple, Inc., Microsoft Corp., Oracle Corp., Google, Inc., and Intel Corp. The largest contributors to the index return for the first six months of 2012 were Apple, Inc., Microsoft Corp., Amazon.com, Inc., Oracle Corp., and Comcast Corp. Class A. The largest detractors for the first six months of 2012 were Google, Inc., Cisco Systems, Inc., Texas Instruments, Inc., Dell, Inc., and Research in Motion Ltd.(1)

Stocks had a decent first half of 2012, but came off their highs after fears about a slow down in the U.S. recovery, Europe’s economy, and a possible default by Greece. Interest rates should continue to remain at historical lows for the foreseeable future. The Federal Reserve may try quantitative easing later this year if the economy seems to be losing traction. Unemployment, the crisis in Europe, and the strength of the U.S. recovery will be important themes for the balance of 2012.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the National Market tier of The NASDAQ Stock Market. The index presented herein includes the effects of reinvested dividends.

73	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	97.8
Exchange Traded Funds Less Net Liabilities	2.2

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	18.4
2. Microsoft Corp.	8.6
3. Google, Inc. Class A	5.1
4. Oracle Corp.	5.0
5. Intel Corp.	4.5
6. Amazon.com, Inc.	3.5
7. QUALCOMM, Inc.	3.2
8. Cisco Systems, Inc.	3.1
9. PowerShares QQQ Trust Series 1	2.3
10. Comcast Corp. Class A	2.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	65.6
Consumer Discretionary	16.0
Health Care	10.6
Consumer Staples	2.5
Industrials	1.7
Telecommunication Services	0.9
Materials	0.5

97.8

74

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 97.8%		Shares	Value
CONSUMER DISCRETIONARY – 16.0%
Apollo Group, Inc. Class A (Diversified Consumer Svs.)	(a)	2,525	$91,380
Ctrip.com International Ltd. – ADR (Hotels, Restaurants & Leisure)	(a)	3,100	51,956
Starbucks Corp. (Hotels, Restaurants & Leisure)		15,975	851,787
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		2,125	220,405
Garmin Ltd. (Household Durables)		4,375	167,519
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	9,500	2,169,325
Expedia, Inc. (Internet & Catalog Retail)		2,400	115,368
Liberty Interactive Corp. Class A (Internet & Catalog Retail)	(a)	11,150	198,359
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,175	80,452
priceline.com, Inc. (Internet & Catalog Retail)	(a)	1,050	697,746
Mattel, Inc. (Leisure Equip. & Products)		7,175	232,757
Comcast Corp. Class A (Media)		44,447	1,420,971
DIRECTV Class A (Media)	(a)	13,800	673,716
News Corp. Class A (Media)		34,200	762,318
Sirius XM Radio, Inc. (Media)	(a)	80,075	148,139
Viacom, Inc. Class B (Media)		10,025	471,375
Virgin Media, Inc. (Media)		5,850	142,681
Dollar Tree, Inc. (Multiline Retail)	(a)	4,900	263,620
Sears Holdings Corp. (Multiline Retail)	(a)	2,250	134,325
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	4,900	302,820
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,650	221,990
Ross Stores, Inc. (Specialty Retail)		4,775	298,294
Staples, Inc. (Specialty Retail)		14,525	189,551
Fossil, Inc. (Textiles, Apparel & Luxury Goods)	(a)	1,300	99,502

			10,006,356

CONSUMER STAPLES – 2.5%
Monster Beverage Corp. (Beverages)	(a)	3,700	263,440
Costco Wholesale Corp. (Food & Staples Retailing)		9,135	867,825
Whole Foods Market, Inc. (Food & Staples Retailing)		3,875	369,365
Green Mountain Coffee Roasters, Inc. (Food Products)	(a)	3,275	71,329

			1,571,959

HEALTH CARE – 10.6%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	4,050	402,165
Amgen, Inc. (Biotechnology)		16,397	1,197,637
Biogen Idec, Inc. (Biotechnology)	(a)	5,050	729,119
Celgene Corp. (Biotechnology)	(a)	9,275	595,084
Gilead Sciences, Inc. (Biotechnology)	(a)	15,950	817,916
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	4,450	248,844
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		2,975	112,485
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	825	456,877
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	16,975	947,714
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	1,900	149,131
Cerner Corp. (Health Care Technology)	(a)	3,600	297,576
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	3,750	168,712
Mylan, Inc. (Pharmaceuticals)	(a)	9,025	192,864
Perrigo Co. (Pharmaceuticals)		1,975	232,912
Warner Chilcott PLC Class A (Pharmaceuticals)	(a)	5,275	94,528

			6,643,564

INDUSTRIALS – 1.7%
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,425	200,465
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,475	173,406
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,800	165,006
PACCAR, Inc. (Machinery)		7,514	294,474
Fastenal Co. (Trading Companies & Distributors)		6,250	251,937

			1,085,288

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY – 65.6%
Cisco Systems, Inc. (Communications Equip.)		112,850	$1,937,634
F5 Networks, Inc. (Communications Equip.)	(a)	1,675	166,763
QUALCOMM, Inc. (Communications Equip.)		36,120	2,011,162
Research In Motion Ltd. (Communications Equip.)	(a)	10,850	80,181
Apple, Inc. (Computers & Peripherals)	(a)	19,695	11,501,880
Dell, Inc. (Computers & Peripherals)	(a)	36,850	461,362
NetApp, Inc. (Computers & Peripherals)	(a)	7,635	242,946
SanDisk Corp. (Computers & Peripherals)	(a)	5,125	186,960
Seagate Technology PLC (Computers & Peripherals)		8,950	221,333
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)	(a)	14,225	88,195
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	3,775	119,856
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	5,775	664,010
eBay, Inc. (Internet Software & Svs.)	(a)	27,210	1,143,092
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,475	3,175,883
VeriSign, Inc. (Internet Software & Svs.)	(a)	3,330	145,088
Yahoo!, Inc. (Internet Software & Svs.)	(a)	25,685	406,594
Automatic Data Processing, Inc. (IT Svs.)		10,300	573,298
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	6,425	385,500
Fiserv, Inc. (IT Svs.)	(a)	2,887	208,499
Infosys Ltd. – ADR (IT Svs.)		1,625	73,223
Paychex, Inc. (IT Svs.)		7,645	240,129
Altera Corp. (Semiconductors & Equip.)		6,800	230,112
Applied Materials, Inc. (Semiconductors & Equip.)		27,000	309,420
Avago Technologies Ltd. (Semiconductors & Equip.)		5,150	184,885
Broadcom Corp. Class A (Semiconductors & Equip.)	(a)	10,500	354,900
Intel Corp. (Semiconductors & Equip.)		105,995	2,824,767
KLA-Tencor Corp. (Semiconductors & Equip.)		3,525	173,606
Lam Research Corp. (Semiconductors & Equip.)	(a)	2,525	95,294
Linear Technology Corp. (Semiconductors & Equip.)		4,855	152,107
Marvell Technology Group Ltd. (Semiconductors & Equip.)		12,075	136,206
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		6,150	157,686
Microchip Technology, Inc. (Semiconductors & Equip.)		4,075	134,801
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	20,850	131,564
NVIDIA Corp. (Semiconductors & Equip.)	(a)	13,037	180,171
Texas Instruments, Inc. (Semiconductors & Equip.)		24,100	691,429
Xilinx, Inc. (Semiconductors & Equip.)		5,555	186,481
Activision Blizzard, Inc. (Software)		23,425	280,866
Adobe Systems, Inc. (Software)	(a)	10,455	338,428
Autodesk, Inc. (Software)	(a)	4,850	169,702
BMC Software, Inc. (Software)	(a)	3,400	145,112
CA, Inc. (Software)		9,950	269,546
Check Point Software Technologies Ltd. (Software)	(a)	4,370	216,708
Citrix Systems, Inc. (Software)	(a)	3,925	329,465
Electronic Arts, Inc. (Software)	(a)	6,705	82,807
Intuit, Inc. (Software)		6,180	366,783
Microsoft Corp. (Software)		176,975	5,413,665
Nuance Communications, Inc. (Software)	(a)	6,450	153,639
Oracle Corp. (Software)		104,810	3,112,857
Symantec Corp. (Software)	(a)	15,173	221,678

			41,078,273

MATERIALS – 0.5%
Sigma-Aldrich Corp. (Chemicals)		2,550	188,522
Randgold Resources Ltd. – ADR (Metals & Mining)		1,100	99,011

			287,533

TELECOMMUNICATION SERVICES – 0.9%
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		19,325	544,579

Total Common Stocks (Cost $45,543,322)			$61,217,552

75	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Exchange Traded Funds – 2.3%		Shares	Value
PowerShares QQQ Trust Series 1		22,465	$1,441,354

Total Exchange Traded Funds (Cost $1,416,924)			$1,441,354

Total Investments – 100.1% (Cost $46,960,246)	(c)		$62,658,906
Liabilities in Excess of Other Assets – (0.1)%			(40,186)

Net Assets – 100.0%			$62,618,720

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

76

Ohio National Fund, Inc.	Bristol Portfolio

Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	-8.66%
Five years	-2.55%
Ten years	4.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Bristol Portfolio returned 3.03% versus 9.49% for the current benchmark, the S&P 500 Index.

The six-month period was very much a story of two different quarters, with the first three months enjoying the biggest first quarter rally in the S&P 500 Index since 1998. This could be viewed as the onset of a traditional post-recession rally which, with a trillion dollars in corporate coffers, would release the growth we were all looking for. It was not to be. In the second quarter, the ghost of Europe’s debt dilemma returned, with the German government refusing to permit a Euro bond mechanism that might avoid a collapse in Greece. Overall, the future of Europe continues to be grim and this, together with a slowing of China, had the effect of dragging down the U.S. market. We now enter a period of uncertainty in the U.S., with the prospect of a closely fought domestic election only five months away, but we still need to be positioned to benefit from the return of economic growth that could be both imminent and extensive.

For the six-month period, the Portfolio significantly underperformed relative to its benchmark. The most significant factors to the relative underperformance were the stock selections in the Consumer Discretionary, Energy, and Financials sectors. Sector allocations, by themselves, did not meaningfully impact relative performance.(1)

On an individual stock basis the Portfolio’s best performers were Apple, Inc., Amarin Corp., Citrix Systems, Inc., Lowe’s Cos., Inc., and United Continental Holdings, Inc. The Portfolio’s worst performers were Forest Oil Corp., Abercrombie & Fitch Co., The Warnaco Group, Inc., Stillwater Mining Co., and Las Vegas Sands Corp. The top contributors to performance were Apple, Inc., Amarin Corp, Citrix Systems, Inc., Lowe’s Cos., Inc., and United Continental Holdings, Inc. The top detractors from performance were Forest Oil Corp., Abercrombie & Fitch Co., The Warnaco Group, Inc., Stillwater Mining Co., and Las Vegas Sands Corp.(1)

The top contributor to the Portfolio’s six month performance was Apple, Inc., which continued its stellar performance in the smart phone and tablet market, contributing 191 basis points. Amarin Corp, an Irish-based biopharmaceutical firm that is making good progress on its patent protection program and is a rumored merger & acquisition candidate, contributed 84 basis points. Citrix Systems, Inc., a leader in cloud technology raised estimates for first quarter and remains a leader in the virtual desktop business, contributed 63 basis points. Lowe’s Cos., Inc. added 56 basis points, as a result of optimism for the home improvement market and strong seasonal trends earlier in the year. United Continental Holdings, Inc. benefited from lower oil prices and increasing pricing power, and generated 50 basis points.(1)

Detractors from energy performance during the period included Forest Oil Corp., a Denver-based company that suffered from steep declines in its natural gas prices which cost the Portfolio 86 basis points. Abercrombie & Fitch Co. cost the Portfolio 79 basis points, following two resets for expectations and further disappointing results that the market punished by a stock price loss of 15% in one day. Apparel firm The Warnaco Group, Inc. reported a first quarter earnings miss, having been quite optimistic just a few weeks prior and was also punished, costing the Portfolio 47 basis points. Consumer Discretionary sector firm Las Vegas Sands Corp. suffered from the Chinese macro slowdown, costing the Portfolio 46 basis points. Stillwater Mining Co., a platinum producer in the Materials sector suffered from a lower than expected first quarter production and a price pullback that cost the Portfolio 47 basis points.(1)

So we look back on the first six months of 2012 as a period of initial hope and high expectations, having apparently shrugged off the fears of the European debt problem and looking to a bright future, only to be ambushed by yet another iteration of empty European Union promises of impending agreements. In the next six months, China will be looking for a soft landing and the U.S. investor may be looking for the possibility of a quantitative easing-phase 3 in an election year. Forward multiples remain attractive and the economy is buoyed by cheap money from the European Zone. With Europe offering little by way of growth prospects, and its stock market returns reflecting that reality, large scale European purchases of U.S. domestic equities may not be far behind those purchases of Treasuries. Just in time, perhaps, for a lessoning of the business uncertainties that have given U.S. active managers such a rough ride in the past three turbulent years.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

77	(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	98.1
Money Market Funds and Other Net Assets	1.9

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	4.5
2. Express Scripts Holding Co.	2.3
3. QUALCOMM, Inc.	2.2
4. Monsanto Co.	2.1
5. Citigroup, Inc.	2.1
6. Amarin Corp. PLC - ADR	2.1
7. JPMorgan Chase & Co.	2.1
8. Chevron Corp.	2.1
9. Avago Technologies Ltd.	2.1
10. FedEx Corp.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	19.3
Information Technology	18.7
Industrials	17.0
Financials	16.8
Energy	10.5
Health Care	9.5
Materials	3.5
Consumer Staples	2.8

98.1

78

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 98.1%		Shares	Value
CONSUMER DISCRETIONARY – 19.3%
General Motors Co. (Automobiles)	(a)	165,600	$3,265,632
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		76,200	3,313,938
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		34,300	2,209,606
Whirlpool Corp. (Household Durables)		57,700	3,528,932
CBS Corp. Class B (Media)		101,000	3,310,780
Time Warner, Inc. (Media)		79,000	3,041,500
Walt Disney Co. / The (Media)		76,100	3,690,850
Lowe’s Cos., Inc. (Specialty Retail)		127,700	3,631,788
Limited Brands, Inc. (Specialty Retail)		79,300	3,372,629
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	116,900	3,241,637
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	64,300	2,737,894

			35,345,186

CONSUMER STAPLES – 2.8%
PepsiCo, Inc. (Beverages)		33,600	2,374,176
Kraft Foods, Inc. Class A (Food Products)		69,900	2,699,538

			5,073,714

ENERGY – 10.5%
Halliburton Co. (Energy Equip. & Svs.)		127,900	3,631,081
Schlumberger Ltd. (Energy Equip. & Svs.)		56,700	3,680,397
Apache Corp. (Oil, Gas & Consumable Fuels)		41,400	3,638,646
Chevron Corp. (Oil, Gas & Consumable Fuels)		36,000	3,798,000
Forest Oil Corp. (Oil, Gas & Consumable Fuels)	(a)	217,500	1,594,275
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	72,700	2,989,424

			19,331,823

FINANCIALS – 16.8%
BlackRock, Inc. (Capital Markets)		11,900	2,020,858
Fifth Third Bancorp (Commercial Banks)		269,700	3,613,980
Wells Fargo & Co. (Commercial Banks)		85,000	2,842,400
Citigroup, Inc. (Diversified Financial Svs.)		141,300	3,873,033
JPMorgan Chase & Co. (Diversified Financial Svs.)		107,000	3,823,110
Hartford Financial Services Group, Inc. (Insurance)		205,500	3,622,965
Lincoln National Corp. (Insurance)		164,600	3,599,802
MetLife, Inc. (Insurance)		120,500	3,717,425
Prudential Financial, Inc. (Insurance)		75,700	3,666,151

			30,779,724

HEALTH CARE – 9.5%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	265,500	3,839,130
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	74,000	4,131,420
McKesson Corp. (Health Care Providers & Svs.)		6,900	646,875
Bristol-Myers Squibb Co. (Pharmaceuticals)		101,900	3,663,305
Johnson & Johnson (Pharmaceuticals)		44,800	3,026,688
Merck & Co., Inc. (Pharmaceuticals)		53,200	2,221,100

			17,528,518

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 17.0%
Honeywell International, Inc. (Aerospace & Defense)		63,400	$3,540,256
FedEx Corp. (Air Freight & Logistics)		41,000	3,756,010
Delta Air Lines, Inc. (Airlines)	(a)	288,800	3,162,360
United Continental Holdings, Inc. (Airlines)	(a)	89,200	2,170,236
Rockwell Automation, Inc. (Electrical Equip.)		31,100	2,054,466
Pentair, Inc. (Machinery)		88,900	3,403,092
Snap-On, Inc. (Machinery)		47,900	2,981,775
Stanley Black & Decker, Inc. (Machinery)		49,400	3,179,384
Xylem, Inc. (Machinery)		132,100	3,324,957
Hertz Global Holdings, Inc. (Road & Rail)	(a)	284,900	3,646,720

			31,219,256

INFORMATION TECHNOLOGY – 18.7%
QUALCOMM, Inc. (Communications Equip.)		71,200	3,964,416
Apple, Inc. (Computers & Peripherals)	(a)	14,000	8,176,000
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	112,000	3,485,440
Google, Inc. Class A (Internet Software & Svs.)	(a)	3,100	1,798,217
International Business Machines Corp. (IT Svs.)		18,500	3,618,230
Altera Corp. (Semiconductors & Equip.)		80,400	2,720,736
Avago Technologies Ltd. (Semiconductors & Equip.)		105,400	3,783,860
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		133,300	3,417,812
Citrix Systems, Inc. (Software)	(a)	34,400	2,887,536
Microsoft Corp. (Software)		16,700	510,853

			34,363,100

MATERIALS – 3.5%
Air Products & Chemicals, Inc. (Chemicals)		22,700	1,832,571
Monsanto Co. (Chemicals)		47,100	3,898,938
Stillwater Mining Co. (Metals & Mining)	(a)	75,300	643,062

			6,374,571

Total Common Stocks (Cost $179,680,975)			$180,015,892

Money Market Funds – 1.9%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		3,458,000	$3,458,000

Total Money Market Funds (Cost $3,458,000)			$3,458,000

Total Investments – 100.0% (Cost $183,138,975)	(b)		$183,473,892
Other Assets in Excess of Liabilities – 0.0%			64,289

Net Assets – 100.0%			$183,538,181

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

79

Ohio National Fund, Inc.	Bryton Growth Portfolio

Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	-4.74%
Five years	-0.49%
Ten years	5.03%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Bryton Growth Portfolio returned 7.64% versus 8.81% for the current benchmark, the Russell 2000 Growth Index.

The six-month period was very much a story of two different quarters, with the first three months enjoying the biggest first quarter rally in the S&P 500 Index since 1998. This could be viewed as the onset of a traditional post-recession rally which, with a trillion dollars in corporate coffers, would release the growth we were all looking for. It was not to be. In the second quarter the ghost of Europe’s debt dilemma returned, with the German government refusing to permit a Euro bond mechanism that might avoid a collapse in Greece. Overall, the future of Europe continues to be grim and this, together with a slowing of China, had the effect of dragging down the U.S. market. We now enter a period of uncertainty in the U.S., with the prospect of a closely fought domestic election only five months away, but we still need to be positioned to benefit from the return of economic growth that could be both imminent and extensive.

For the six-month period, the Portfolio slightly underperformed relative to its benchmark. The most significant factor to the relative performance was the underweight in the Health Care sector. This sector was a high performing sector for the period and the roughly 10% underweight cost the Portfolio 111 basis points in performance relative to the benchmark.(1)

On an individual stock basis, the Portfolio’s best performers were Amarin Corp., Cray, Inc., Pharmacyclics, Inc., Clean Energy Fuels Corp., and Avis Budget Group, Inc. The Portfolio’s worst performers were Antrim Energy, Inc., RF Micro Devices, Inc., Stillwater Mining Co., OCZ Technology Group, Inc., and Sycamore Networks, Inc. The top contributors to performance were Cray, Inc., Clean Energy Fuels Corp., Amarin Corp., Pharmacyclics, Inc., and Ciena Corp. The top detractors from performance were Stillwater Mining Co., Antrim Energy, Inc., Sycamore Networks, Inc., OCZ Technology Group, Inc., and RF Micro Devices, Inc.(1)

The top contributor to the Portfolio’s performance was Cray, Inc., which contributed 133 basis points, having spun off its interconnect technology to Intel and is now seeing some success ramping its big data and data analytics businesses. Clean Energy Fuels Corp., which contributed 113 basis points, is leveraged to the rapidly-expanding compressed natural gas vehicle market, which is benefitting from cheap natural gas prices and speculation of federal legislation. Amarin Corp., an Irish-based biopharmaceutical firm that is making good progress on its patent protection program and is a rumored merger and acquisition candidate, contributed 98 basis points. Pharmacyclics, Inc., which contributed 90 basis points, is a biotech company that has seen solid data on their early-stage drugs, improving the likelihood of eventual drug approval. Ciena Corp., which is benefitting from their industry-leading optical technology as carriers look to expand their networks to accommodate significant traffic growth, added 86 basis points to the Portfolio’s performance.(1)

Detractors from performance included Stillwater Mining Co., a platinum producer suffered from a lower than expected first quarter production and a price pullback that cost the Portfolio 90 basis points. Antrim Energy, Inc., an early-stage oil exploration & production firm in the North Sea, had negative drill results on initial wells and cost the Portfolio 67 basis points. Sycamore Networks, Inc., which cost the Portfolio 58 basis points, is a technology company attempting to sell a new product to telecommunication companies, but revenue has been delayed as carriers conduct further tests. OCZ Technology Group, Inc. makes solid state drives (“SSDs”) and has suffered from declines in flash pricing, costing the Portfolio 57 basis points. RF Micro Devices, Inc., a tech company that sells components into handsets and has significant exposure to the Chinese handset market, which declined in the past six months in the face of the Chinese slowdown, and cost the Portfolio 54 basis points.(1)

So we look back on the first six months of 2012 as a period of initial hope and high expectations, having apparently shrugged off the fears of the European debt problem and looking to a bright future, only to be ambushed by yet another iteration of empty European Union promises of impending agreements. In the next six months, China will likely be looking for a soft landing and the U.S. investor may be looking for the possibility of a quantitative easing-phase 3 in an election year. Forward multiples remain attractive and the economy is buoyed by cheap money from the European Zone. With Europe offering little by way of growth prospects, and its stock market returns reflecting that reality, large scale European purchases of U.S. domestic equities may not be far behind those purchases of Treasuries. Just in time, perhaps, for a lessoning of the business uncertainties that have given U.S. active managers such a rough ride in the past three turbulent years.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

80	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	96.5
Money Market Funds and Other Net Assets	3.5

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Kenexa Corp.	2.3
2. Cavium, Inc.	2.3
3. Avis Budget Group, Inc.	2.3
4. OYO Geospace Corp.	2.2
5. Hub Group, Inc. Class A	2.2
6. NxStage Medical, Inc.	2.2
7. Internap Network Services Corp.	2.1
8. Titan International, Inc.	2.1
9. Triangle Petroleum Corp.	2.1
10. RF Micro Devices, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	36.2
Industrials	18.7
Health Care	14.7
Consumer Discretionary	9.9
Energy	9.9
Materials	5.3
Consumer Staples	1.8

96.5

81

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 96.5%		Shares	Value
CONSUMER DISCRETIONARY – 9.9%
Callaway Golf Co. (Leisure Equip. & Products)		411,600	$2,432,556
Finish Line, Inc. / The Class A (Specialty Retail)		133,200	2,785,212
Crocs, Inc. (Textiles, Apparel & Luxury Goods)	(a)	156,013	2,519,610
Fifth & Pacific Cos., Inc. (Textiles, Apparel & Luxury Goods)	(a)	174,700	1,874,531
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	40,700	1,733,006
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		72,300	2,803,794

			14,148,709

CONSUMER STAPLES – 1.8%
Spectrum Brands Holdings, Inc. (Household Products)	(a)	80,791	2,631,363

ENERGY – 9.9%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	35,200	2,308,768
OYO Geospace Corp. (Energy Equip. & Svs.)	(a)	35,341	3,180,337
Energy XXI Bermuda Ltd. (Oil, Gas & Consumable Fuels)		75,000	2,346,750
Painted Pony Petroleum Ltd. (Oil, Gas & Consumable Fuels)	(a)(b)	125,000	902,416
PetroBakken Energy Ltd. Class A (Oil, Gas & Consumable Fuels)		193,200	2,319,849
Triangle Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	540,474	3,015,845

			14,073,965

HEALTH CARE – 14.7%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	198,500	2,870,310
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	100,000	1,721,000
Cubist Pharmaceuticals, Inc. (Biotechnology)	(a)	72,684	2,755,450
Curis, Inc. (Biotechnology)	(a)	363,100	1,960,740
NPS Pharmaceuticals, Inc. (Biotechnology)	(a)	235,700	2,029,377
Oncothyreon, Inc. (Biotechnology)	(a)	220,100	1,030,068
Sunesis Pharmaceuticals, Inc. (Biotechnology)	(a)	86,400	247,968
NxStage Medical, Inc. (Health Care Equip. & Supplies)	(a)	185,640	3,111,326
MModal, Inc. (Health Care Providers & Svs.)	(a)	220,700	2,864,686
MedAssets, Inc. (Health Care Technology)	(a)	171,170	2,302,237

			20,893,162

INDUSTRIALS – 18.7%
Hexcel Corp. (Aerospace & Defense)	(a)	66,200	1,707,298
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	86,200	3,120,440
Alaska Air Group, Inc. (Airlines)	(a)	72,400	2,599,160
Black Diamond Group Ltd. (Commercial Svs. & Supplies)		103,400	2,316,623
Capstone Turbine Corp. (Electrical Equip.)	(a)	2,788,468	2,816,353
Titan International, Inc. (Machinery)		124,000	3,041,720
Avis Budget Group, Inc. (Road & Rail)	(a)	212,000	3,222,400
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a)	52,400	2,768,816

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Roadrunner Transportation Systems, Inc. (Road & Rail)	(a)	166,621	$2,814,229
United Rentals, Inc. (Trading Companies & Distributors)	(a)	66,400	2,260,256

			26,667,295

INFORMATION TECHNOLOGY – 36.2%
Ciena Corp. (Communications Equip.)	(a)	173,200	2,835,284
Procera Networks, Inc. (Communications Equip.)	(a)	98,072	2,384,130
3D Systems Corp. (Computers & Peripherals)	(a)	39,100	1,334,874
Cray, Inc. (Computers & Peripherals)	(a)	241,549	2,917,912
Stratasys, Inc. (Computers & Peripherals)	(a)	33,300	1,650,015
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	233,205	2,926,723
Internap Network Services Corp. (Internet Software & Svs.)	(a)	468,925	3,052,702
Velti PLC (Internet Software & Svs.)	(a)	430,400	2,797,600
EPAM Systems, Inc. (IT Svs.)	(a)	155,699	2,645,326
Cavium, Inc. (Semiconductors & Equip.)	(a)	116,900	3,273,200
Fairchild Semiconductor International, Inc. (Semiconductors & Equip.)	(a)	95,600	1,347,960
Monolithic Power Systems, Inc. (Semiconductors & Equip.)	(a)	148,300	2,946,721
Power Integrations, Inc. (Semiconductors & Equip.)		66,100	2,465,530
RF Micro Devices, Inc. (Semiconductors & Equip.)	(a)	699,000	2,970,750
Semtech Corp. (Semiconductors & Equip.)	(a)	116,800	2,840,576
TriQuint Semiconductor, Inc. (Semiconductors & Equip.)	(a)	517,500	2,846,250
Clicksoftware Technologies Ltd. (Software)		252,000	2,038,680
Kenexa Corp. (Software)	(a)	113,443	3,293,250
NetSuite, Inc. (Software)	(a)	42,100	2,305,817
Tangoe, Inc. (Software)	(a)	128,300	2,734,073

			51,607,373

MATERIALS – 5.3%
GSE Holding, Inc. (Chemicals)	(a)	280,809	2,968,151
Kronos Worldwide, Inc. (Chemicals)		143,000	2,257,970
Capstone Mining Corp. (Metals & Mining)	(a)	530,200	1,140,990
Stillwater Mining Co. (Metals & Mining)	(a)	142,600	1,217,804

			7,584,915

Total Common Stocks (Cost $132,826,392)			$137,606,782

Money Market Funds – 2.9%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		4,132,000	$4,132,000

Total Money Market Funds (Cost $4,132,000)			$4,132,000

Total Investments – 99.4% (Cost $136,958,392)	(b)		$141,738,782
Other Assets in Excess of Liabilities – 0.6%			877,901

Net Assets – 100.0%			$142,616,683

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

82

Ohio National Fund, Inc.	U.S. Equity Portfolio

Objective/Strategy

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	0.46%
Five years	-5.52%
Since inception (5/1/04)	1.52%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the U.S. Equity Portfolio returned 8.77% versus 9.31% for the current benchmark, the S&P Composite 1500 Index.

Extreme volatility continued to dominate the market environment over the period. As measured by the S&P Composite 1500 Index, the market rose 12.64% in the first quarter of the year. In the second quarter, the S&P Composite 1500 Index declined 2.96%. We believe the decline is a reflection of poor investor sentiment caused by the EuroZone debt crisis, as well as ongoing economic uncertainty in the U.S.

The extreme swings in the equity markets were also, not surprisingly, prevalent in the bond market. At the end of January 2012, the yield on the 10-year U.S. Treasury Note stood at 1.80%. By mid-March the yield hit its high for the period of 2.38%. As one might expect, investors sold bonds in a “risk on” trade when the stock market rallied sharply in the first quarter. However, as the EuroZone crisis and domestic economic worries began to dominate the news, the 10-year U.S. Treasury Note collapsed with its yield hitting the period low of 1.45% on June 1, 2012. Once again, investors reacted to uncertainty and a plunging stock market with a “risk off” trade.

As the six-month period came to a close, pundits, talking heads and others in the media discussed the prospect of the U.S. Federal Reserve’s implementing another round of quantitative easing (QE3) in the third quarter to stave off a potential economic recession. The persistently high unemployment rate that remained above the 8.0% level along with mixed economic data appeared to be the catalyst that raised the specter of a QE3.

Speculation that the Federal Reserve would implement a third round of quantitative easing, was fueled in part by the EuroZone leaders’ failure to reach a consensus on how to handle their debt crisis. Anxiety over the EuroZone’s financial contagion having a severe impact on global economic growth seemed to permeate equity markets over the second quarter. Amid this growing economic uncertainty, the S&P Composite 1500 Index lost 2.96% between April and June 2012, with the “risk off” investor mentality once again dominating the financial markets.

Because we generally remain bullish on equities, the Portfolio holds only a minimal amount of cash. During the period ended June 30, 2012, the Portfolio held a strong overweight tilt toward cyclical, economically sensitive sectors such as Consumer Discretionary and Industrials. The Consumer Discretionary and Industrials stock selection in the Portfolio contributed approximately 4.18% and 1.82% to Portfolio performance respectively. As noted below, Bed Bath & Beyond, Inc. was an overweight in the Consumer Discretionary sector that contributed to Portfolio underperformance. Within the Portfolio’s Industrials sector holdings, an overweight position in Siemens AG contributed to underperformance. While the Portfolio’s Materials holdings are a fraction of the Industrials and Consumer Discretionary holdings, the Portfolio’s Materials weighting is nearly two and a half times that of its benchmark weight. Within the Materials sector, an overweight in Alpha Natural Resources, Inc. detracted from performance. Conversely, the Portfolio has been devoid of Utilities, Consumer Staples, and Telecommunication Services sector stocks and underweighted in Health Care (which sector’s holdings contributed just less than 1% to Portfolio performance). This sector tilting contributed to the Portfolio beating its benchmark in the first quarter of 2012, but giving back its gains the second quarter. Further, although the Energy sector in the Portfolio is underweight versus its benchmark, as the price of oil fell, the stocks in the sector contributed negatively to the Portfolio’s performance during the April-May decline. While the Portfolio was beating the Index through March 31, 2012, the market declines in April and May and the industry and sector theme reversal erased the Portfolio’s first quarter lead over the benchmark.(1)

The Portfolio’s top five performers and contributors were Apple, Inc., Comcast Corp., TJX Cos., Inc., Time Warner Cable, Inc. and Cooper Industries PLC. Performers and contributors are identical because the top performers were heavily weighted in the Portfolio. The five largest detractors were CACI International, Inc., Bed Bath & Beyond, Inc., Siemens AG, NetApp, Inc. and Alpha Natural Resources, Inc. The Portfolio, to its detriment, was generally over-weighted these five stocks over the course of the last six months. CACI International, Inc., NetApp, Inc. and Alpha Natural Resources, Inc. were generally victims of downward guidance for future earnings and were sold before the June 30th period end. The Portfolio purchased Bed Bath & Beyond, Inc. in June, just before it reported earnings that beat analysts’ estimates but announced lower guidance for the next quarter. The five worst performers were CACI International, Inc. (-21.4%), Alpha Natural Resources, Inc. (-21.1%), Halliburton Co. (-17.3%), NetApp, Inc. (-15.5%) and Juniper Networks, Inc. (-15.1%). The Portfolio liquidated its holdings in these companies, with the exception of Halliburton Co., before the June 30th period end.(1)

We compute intrinsic value for over 1500 domestic stocks and divide by market price in an effort to calculate the securities’ fair values. On average, the equities in our database have to increase by approximately 30% just to reach our estimate of their fair value. Given the uncertainties and concerns among investors, a reading of approximately 30% below our estimate of fair value does not surprise us. Good bargains and uncertainty usually go together. Based on valuation, we remain bullish for the remainder of the year.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

83	(continued)

Ohio National Fund, Inc.	U.S. Equity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	99.3
Money Market Funds Less Net Liabilities	0.7

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	7.6
2. Comcast Corp. Class A	5.1
3. TJX Cos., Inc.	4.9
4. Praxair, Inc.	3.9
5. Time Warner Cable, Inc.	3.9
6. Caterpillar, Inc.	3.2
7. International Business Machines Corp.	3.2
8. Questcor Pharmaceuticals, Inc.	2.8
9. Emerson Electric Co.	2.8
10. Wells Fargo & Co.	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	29.5
Industrials	18.1
Information Technology	17.2
Financials	11.9
Energy	8.0
Health Care	7.4
Materials	7.2

99.3

84

Ohio National Fund, Inc.	U.S. Equity Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 99.3%		Shares	Value
CONSUMER DISCRETIONARY – 29.5%
Helen of Troy Ltd. (Household Durables)	(a)	9,990	$338,561
Comcast Corp. Class A (Media)		23,110	738,827
Time Warner Cable, Inc. (Media)		6,810	559,101
Viacom, Inc. Class B (Media)		5,410	254,378
Walt Disney Co. / The (Media)		8,090	392,365
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	4,890	302,202
Lowe’s Cos., Inc. (Specialty Retail)		12,680	360,619
TJX Cos., Inc. (Specialty Retail)		16,580	711,779
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		4,190	367,798
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		6,670	258,663

			4,284,293

ENERGY – 8.0%
Halliburton Co. (Energy Equip. & Svs.)		5,680	161,255
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		3,160	203,630
Noble Corp. (Energy Equip. & Svs.)	(a)	10,120	329,204
Schlumberger Ltd. (Energy Equip. & Svs.)		2,960	192,134
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		11,030	266,375

			1,152,598

FINANCIALS – 11.9%
BB&T Corp. (Commercial Banks)		12,290	379,147
Wells Fargo & Co. (Commercial Banks)		11,800	394,592
Cash America International, Inc. (Consumer Finance)		2,030	89,401
EZCorp, Inc. Class A (Consumer Finance)	(a)	7,980	187,211
CME Group, Inc. (Diversified Financial Svs.)		1,340	359,267
JPMorgan Chase & Co. (Diversified Financial Svs.)		8,940	319,426

			1,729,044

HEALTH CARE – 7.4%
Celgene Corp. (Biotechnology)	(a)	4,890	313,742
Bio-Reference Labs, Inc. (Health Care Providers & Svs.)	(a)	13,590	357,145
Questcor Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	7,650	407,286

			1,078,173

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 18.1%
FedEx Corp. (Air Freight & Logistics)		1,780	$163,066
Emerson Electric Co. (Electrical Equip.)		8,660	403,383
General Electric Co. (Industrial Conglomerates)		17,030	354,905
Caterpillar, Inc. (Machinery)		5,530	469,552
Dover Corp. (Machinery)		4,730	253,575
Eaton Corp. (Machinery)		2,800	110,964
Illinois Tool Works, Inc. (Machinery)		4,060	214,733
Parker Hannifin Corp. (Machinery)		820	63,042
CSX Corp. (Road & Rail)		12,980	290,233
Union Pacific Corp. (Road & Rail)		2,490	297,082

			2,620,535

INFORMATION TECHNOLOGY – 17.2%
F5 Networks, Inc. (Communications Equip.)	(a)	3,510	349,456
Apple, Inc. (Computers & Peripherals)	(a)	1,890	1,103,760
Western Digital Corp. (Computers & Peripherals)	(a)	10,800	329,184
Accenture PLC Class A (IT Svs.)		4,080	245,167
International Business Machines Corp. (IT Svs.)		2,370	463,525

			2,491,092

MATERIALS – 7.2%
Praxair, Inc. (Chemicals)		5,260	571,920
Nucor Corp. (Metals & Mining)		4,820	182,678
Steel Dynamics, Inc. (Metals & Mining)		24,380	286,465

			1,041,063

Total Common Stocks (Cost $12,153,906)			$14,396,798

Money Market Funds – 0.7%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		107,000	$107,000

Total Money Market Funds (Cost $107,000)			$107,000

Total Investments – 100.0% (Cost $12,260,906)	(b)		$14,503,798
Liabilities in Excess of Other Assets – (0.0)%			(711)

Net Assets – 100.0%			$14,503,087

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

85

Ohio National Fund, Inc.	Balanced Portfolio

Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	6.99%
Five years	2.86%
Since inception (5/1/04)	6.24%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Balanced Portfolio returned 9.35% versus 6.82% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index.

Extreme volatility continued to dominate the market environment over the period. As measured by the S&P Composite 1500 Index, the market rose 12.64% in the first quarter of the year. In the second quarter, the S&P Composite 1500 Index declined 2.96%. We believe the decline is a reflection of poor investor sentiment caused by the EuroZone debt crisis, as well as ongoing economic uncertainty in the U.S.

The extreme swings in the equity markets were also, not surprisingly, prevalent in the bond market. At the end of January 2012, the yield on the 10-year U.S. Treasury Note stood at 1.80%. By mid-March the yield hit its high for the period of 2.38%. As one might expect, investors sold bonds in a “risk on” trade when the stock market rallied sharply in the first quarter. However, as the EuroZone crisis and domestic economic worries began to dominate the news, the 10-year U.S. Treasury Note collapsed with its yield hitting the period low of 1.45% on June 1, 2012. Once again, investors reacted to uncertainty and a plunging stock market with a “risk off” trade.

As the six-month period came to a close, pundits, talking heads and others in the media discussed the prospect of the U.S. Federal Reserve’s implementing another round of quantitative easing (QE3) in the third quarter to stave off a potential economic recession. The persistently high unemployment rate that remained above the 8.0% level along with mixed economic data appeared to be the catalyst that raised the specter of a QE3.

Speculation that the Federal Reserve would implement a third round of quantitative easing, was fueled in part by the EuroZone leaders’ failure to reach a consensus on how to handle their debt crisis. Anxiety over the EuroZone’s financial contagion having a severe impact on global economic growth seemed to permeate equity markets over the second quarter. Amid this growing economic uncertainty, the S&P Composite 1500 Index lost 2.96% between April and June 2012, with the “risk off” investor mentality once again dominating the financial markets.

While the market experienced wild swings during the six-month period, a sufficient number of investors evidently recognized that stocks were trading at levels well below their fair value and bid them higher. We believe we were able to exploit areas of the market that were deeply discounted, which led the equity portion of the Portfolio to outperform the S&P Composite 1500 Index.

The fixed income market followed the same risk-on/risk-off pattern during the first six months of 2012 that we saw in the equity market. Fortunately, we were able to properly navigate the shifts in sentiment and provide market beating returns. We maintained a strong corporate bond overweight during the entire period and began the year with a tilt in both the financial and high yield segment of the corporate bond market. This position allowed the bond portion to outperform the Barclays Capital U.S. Universal Index, as domestic economic growth and relative quietness in Europe helped investors focus on the strong credit fundamentals of the corporate bond market. Additionally, our large U.S. Treasury underweight proved to be beneficial as yields on the constant maturity 10 Year Treasury Note rose by approximately 50 basis points from December 31, 2011 to March 19, 2012. After this initial move, our valuations directed us to increase our overall Treasury exposure and improve the credit quality of the corporate bond segment of the Portfolio. This adjustment allowed us to keep pace with the benchmark, as overall sentiment shifted in the marketplace due to increased European concerns and slowing domestic growth and investors placed more of their money in Treasuries and high quality corporate bonds.(1)

The Portfolio’s overweight position in the Consumer Discretionary sector was a significant positive contributor to the Portfolio’s equity holdings. Within the Consumer Discretionary sector, the Portfolio’s aggressive overweight position in the cable & satellite industry was the largest contributor to benchmark relative performance. Conversely, a significant underweight position in the Financials sector detracted from the Portfolio’s relative performance. Financials, while volatile during this period, nonetheless outperformed the benchmark. Within the Financials sector, an underweight position in the other diversified financial services industry detracted from benchmark- relative performance, as this industry outperformed the S&P Composite 1500 Index.(1)

At the stock level, the top five contributors to Portfolio performance were Apple, Inc., Comcast Corp., TJX Cos., Inc., Wells Fargo & Co., and Time Warner Cable, Inc. The largest detractors to the Portfolio’s equity performance were Ezcorp, Inc., Halliburton Co., NetApp, Inc., National Oilwell Varco, Inc., and Nabors Industries Ltd.(1)

As we head into the second half of this year, our valuation model suggests the equity market is trading about 30% below our estimation of fair value. Thus, we believe the bull market that began more than three years ago should continue. The Portfolio remains heavily tilted toward equities, with a split of about 70% stocks and 30% bonds. While the bond position in the Portfolio is at the low end of the Portfolio’s targeted range, our fixed income valuation model does see areas of opportunity. Thus, while we expect equities to outperform bonds in the second half of 2012, positive credit fundamentals convince us the fixed income portion of the Portfolio also has upside potential.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

86	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	65.3
Corporate Bonds (3)	26.1
Exchange Traded Funds	2.1
U.S. Treasury Obligations	3.7
Money Market Funds and Other Net Assets	2.8

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	3.1
2. ProShares UltraPro Short S&P 500	2.1
3. Microsoft Corp.	2.0
4. Exxon Mobil Corp.	1.9
5. International Business Machines Corp.	1.9
6. TJX Cos., Inc.	1.8
7. Comcast Corp. Class A	1.4
8. U.S. Treasury Note 1.250%, 01/31/2019	1.4
9. Caterpillar, Inc.	1.3
10. PPL Energy Supply LLC 6.500%, 05/01/2018	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	14.4
Consumer Staples	13.6
Information Technology	13.2
Industrials	12.0
Financials	10.6
Health Care	8.6
Energy	8.2
Materials	5.3
Utilities	4.0
Telecommunication Services	1.5

91.4

87

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 65.3%		Shares	Value
CONSUMER DISCRETIONARY – 11.4%
Comcast Corp. Class A (Media)		10,030	$320,659
DIRECTV Class A (Media)	(a)	2,340	114,239
Time Warner Cable, Inc. (Media)		2,580	211,818
Viacom, Inc. Class B (Media)		3,680	173,034
Walt Disney Co. / The (Media)		4,670	226,495
Dollar Tree, Inc. (Multiline Retail)	(a)	1,980	106,524
Target Corp. (Multiline Retail)		4,820	280,476
Home Depot, Inc. / The (Specialty Retail)		4,030	213,550
Lowe’s Cos., Inc. (Specialty Retail)		10,060	286,106
TJX Cos., Inc. (Specialty Retail)		9,280	398,390
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		1,360	119,381
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		2,770	107,421

			2,558,093

CONSUMER STAPLES – 8.1%
Costco Wholesale Corp. (Food & Staples Retailing)		1,960	186,200
CVS Caremark Corp. (Food & Staples Retailing)		5,160	241,127
Kroger Co. / The (Food & Staples Retailing)		5,300	122,907
Walgreen Co. (Food & Staples Retailing)		1,940	57,385
Wal-Mart Stores, Inc. (Food & Staples Retailing)		2,500	174,300
Bunge Ltd. (Food Products)		1,120	70,269
Ingredion, Inc. (Food Products)		2,330	115,382
Colgate-Palmolive Co. (Household Products)		950	98,895
Kimberly-Clark Corp. (Household Products)		2,640	221,153
Procter & Gamble Co. / The (Household Products)		1,290	79,012
Altria Group, Inc. (Tobacco)		5,500	190,025
Lorillard, Inc. (Tobacco)		990	130,630
Reynolds American, Inc. (Tobacco)		2,690	120,700

			1,807,985

ENERGY – 6.5%
Halliburton Co. (Energy Equip. & Svs.)		2,420	68,704
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		3,070	133,484
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	4,150	59,760
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		2,660	171,410
Noble Corp. (Energy Equip. & Svs.)	(a)	5,510	179,240
Schlumberger Ltd. (Energy Equip. & Svs.)		1,240	80,488
Chevron Corp. (Oil, Gas & Consumable Fuels)		2,280	240,540
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		5,000	427,850
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		3,730	90,079

			1,451,555

FINANCIALS – 4.7%
Northern Trust Corp. (Capital Markets)		3,440	158,309
U.S. Bancorp (Commercial Banks)		3,000	96,480
Wells Fargo & Co. (Commercial Banks)		8,450	282,568
Cash America International, Inc. (Consumer Finance)		2,720	119,789
EZCorp, Inc. Class A (Consumer Finance)	(a)	4,250	99,705
World Acceptance Corp. (Consumer Finance)	(a)	860	56,588
JPMorgan Chase & Co. (Diversified Financial Svs.)		3,600	128,628
Travelers Cos., Inc. / The (Insurance)		1,500	95,760

			1,037,827

HEALTH CARE – 7.6%
Amgen, Inc. (Biotechnology)		2,490	181,870
Celgene Corp. (Biotechnology)	(a)	1,700	109,072
PDL BioPharma, Inc. (Biotechnology)		15,730	104,290
Covidien PLC (Health Care Equip. & Supplies)		2,840	151,940
Stryker Corp. (Health Care Equip. & Supplies)		740	40,774
Aetna, Inc. (Health Care Providers & Svs.)		3,000	116,310
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	3,030	169,165
McKesson Corp. (Health Care Providers & Svs.)		2,000	187,500
Abbott Laboratories (Pharmaceuticals)		3,450	222,421
Eli Lilly & Co. (Pharmaceuticals)		1,000	42,910
Johnson & Johnson (Pharmaceuticals)		2,660	179,710
Merck & Co., Inc. (Pharmaceuticals)		2,000	83,500
Pfizer, Inc. (Pharmaceuticals)		5,000	115,000

			1,704,462

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 10.5%
General Dynamics Corp. (Aerospace & Defense)		1,500	$98,940
United Technologies Corp. (Aerospace & Defense)		950	71,754
FedEx Corp. (Air Freight & Logistics)		2,090	191,465
Delta Air Lines, Inc. (Airlines)	(a)	9,840	107,748
United Continental Holdings, Inc. (Airlines)	(a)	4,540	110,458
Emerson Electric Co. (Electrical Equip.)		1,190	55,430
Hubbell, Inc. Class B (Electrical Equip.)		1,100	85,734
Danaher Corp. (Industrial Conglomerates)		3,080	160,406
General Electric Co. (Industrial Conglomerates)		3,120	65,021
Siemens AG – ADR (Industrial Conglomerates)		960	80,707
Caterpillar, Inc. (Machinery)		3,530	299,732
Dover Corp. (Machinery)		1,930	103,467
Eaton Corp. (Machinery)		2,540	100,660
Illinois Tool Works, Inc. (Machinery)		1,660	87,797
Parker Hannifin Corp. (Machinery)		1,220	93,794
Canadian National Railway Co. (Road & Rail)		1,760	148,509
CSX Corp. (Road & Rail)		11,160	249,538
Union Pacific Corp. (Road & Rail)		1,970	235,041

			2,346,201

INFORMATION TECHNOLOGY – 12.4%
Apple, Inc. (Computers & Peripherals)	(a)	1,200	700,800
EMC Corp. (Computers & Peripherals)	(a)	8,540	218,880
Google, Inc. Class A (Internet Software & Svs.)	(a)	270	156,619
Accenture PLC Class A (IT Svs.)		2,930	176,064
Automatic Data Processing, Inc. (IT Svs.)		2,500	139,150
CACI International, Inc. Class A (IT Svs.)	(a)	2,590	142,502
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	2,440	146,400
International Business Machines Corp. (IT Svs.)		2,130	416,585
Mastercard, Inc. Class A (IT Svs.)		510	219,356
Microsoft Corp. (Software)		14,700	449,673

			2,766,029

MATERIALS – 2.6%
Air Products & Chemicals, Inc. (Chemicals)		2,360	190,523
Ecolab, Inc. (Chemicals)		2,620	179,549
Praxair, Inc. (Chemicals)		1,970	214,198

			584,270

TELECOMMUNICATION SERVICES – 0.4%
AT&T, Inc. (Diversified Telecom. Svs.)		2,300	82,018

UTILITIES – 1.1%
Southern Co. / The (Electric Utilities)		2,110	97,693
Public Service Enterprise Group, Inc. (Multi-Utilities)		1,950	63,375
American Water Works Co., Inc. (Water Utilities)		2,800	95,984

			257,052

Total Common Stocks (Cost $12,863,875)			$14,595,492

88	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Corporate Bonds – 26.1%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 3.0%
Cooper Tire & Rubber Co. (Auto Components)		7.625%	03/15/2027	$ 100,000	$99,500
Toll Brothers Finance Corp. (Household Durables)		6.750%	11/01/2019	100,000	110,902
DISH DBS Corp. (Media)		7.125%	02/01/2016	100,000	110,250
J.C.Penney Corp, Inc. (Multiline Retail)		7.950%	04/01/2017	25,300	25,426
Gap, Inc. / The (Specialty Retail)		5.950%	04/12/2021	100,000	103,828
Limited Brands, Inc. (Specialty Retail)		5.625%	02/15/2022	100,000	103,500
Staples, Inc. (Specialty Retail)		9.750%	01/15/2014	100,000	111,811

					665,217

CONSUMER STAPLES – 5.5%
Coca-Cola Co. / The (Beverages)		4.875%	03/15/2019	50,000	59,464
Constellation Brands, Inc. (Beverages)		7.250%	09/01/2016	100,000	113,750
PepsiCo, Inc. (Beverages)		5.000%	06/01/2018	100,000	116,958
Wal-Mart Stores, Inc. (Food & Staples Retailing)		4.250%	04/15/2021	100,000	115,546
Dean Holding Co. (Food Products)		6.900%	10/15/2017	50,000	52,375
Dole Food Co., Inc. (Food Products)		8.750%	07/15/2013	68,000	71,910
Hillshire Brands Co. (Food Products)		2.750%	09/15/2015	50,000	51,249
Kellogg Co. (Food Products)		4.000%	12/15/2020	100,000	110,273
Smithfield Foods, Inc. (Food Products)		10.000%	07/15/2014	100,000	114,625
Central Garden and Pet Co. (Household Products)		8.250%	03/01/2018	50,000	50,375
Altria Group, Inc. (Tobacco)		9.950%	11/10/2038	50,000	79,749
Altria Group, Inc. (Tobacco)		9.250%	08/06/2019	50,000	69,561
Lorillard Tobacco Co. (Tobacco)		6.875%	05/01/2020	100,000	118,439
Reynolds American, Inc. (Tobacco)		7.250%	06/01/2013	100,000	105,580

					1,229,854

ENERGY – 1.7%
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		9.500%	02/15/2015	100,000	108,250
Petrobras International Finance Co. – Pifco (Oil, Gas & Consumable Fuels)		7.750%	09/15/2014	50,000	55,875
Petrobras International Finance Co. – Pifco (Oil, Gas & Consumable Fuels)		5.375%	01/27/2021	200,000	216,554

					380,679

FINANCIALS – 5.9%
Goldman Sachs Group, Inc. / The (Capital Markets)		5.125%	01/15/2015	100,000	104,467
Merrill Lynch & Co., Inc. (Capital Markets)		5.000%	02/03/2014	10,000	10,346
Merrill Lynch & Co., Inc. (Capital Markets)		5.450%	02/05/2013	150,000	153,038
Morgan Stanley (Capital Markets)		5.375%	10/15/2015	100,000	102,298
Morgan Stanley (Capital Markets)	(b)	0.947%	10/15/2015	100,000	89,156
Morgan Stanley (Capital Markets)	(c)	3.500%	10/15/2020	50,000	47,848
Wells Fargo Bank NA (Commercial Banks)	(b)	0.676%	05/16/2016	100,000	95,444
Ford Motor Credit Co. LLC (Consumer Finance)		8.000%	06/01/2014	100,000	110,979
Bank of America NA (Diversified Financial Svs.)	(b)	0.768%	06/15/2017	50,000	42,602
Citigroup, Inc. (Diversified Financial Svs.)		5.125%	05/05/2014	40,000	41,729
Citigroup, Inc. (Diversified Financial Svs.)		5.300%	10/17/2012	50,000	50,627
American International Group, Inc. (Insurance)		4.250%	05/15/2013	100,000	102,096
Aspen Insurance Holdings Ltd. (Insurance)		6.000%	12/15/2020	100,000	105,793
Berkshire Hathaway Finance Corp. (Insurance)		4.250%	01/15/2021	100,000	110,253
Delphi Financial Group, Inc. (Insurance)		7.875%	01/31/2020	50,000	59,189
Unum Group (Insurance)		7.190%	02/01/2028	30,000	32,711
Vornado Realty LP (Real Estate Investment Trusts)		4.250%	04/01/2015	50,000	52,765

					1,311,341

HEALTH CARE – 1.0%
Medco Health Solutions, Inc. (Health Care Providers & Svs.)		2.750%	09/15/2015	50,000	51,453
Hospira, Inc. (Pharmaceuticals)		6.050%	03/30/2017	50,000	56,457
Novartis Capital Corp. (Pharmaceuticals)		4.400%	04/24/2020	100,000	115,964

					223,874

INDUSTRIALS – 1.5%
Lockheed Martin Corp. (Aerospace & Defense)		4.250%	11/15/2019	100,000	111,875
TransDigm, Inc. (Aerospace & Defense)		7.750%	12/15/2018	50,000	55,125
Valmont Industries, Inc. (Machinery)		6.625%	04/20/2020	150,000	176,290

					343,290

INFORMATION TECHNOLOGY – 0.8%
Juniper Networks, Inc. (Communications Equip.)		3.100%	03/15/2016	50,000	51,956
Microsoft Corp. (Software)		5.300%	02/08/2041	100,000	128,457

					180,413

89	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
MATERIALS – 2.7%
Ecolab, Inc. (Chemicals)		4.350%	12/08/2021	$ 100,000	$111,053
AngloGold Ashanti Holdings PLC (Metals & Mining)		5.375%	04/15/2020	100,000	102,936
ArcelorMittal (Metals & Mining)		5.500%	03/01/2021	100,000	94,811
Southern Copper Corp. (Metals & Mining)		5.375%	04/16/2020	150,000	166,952
Vale Overseas Ltd. (Metals & Mining)		8.250%	01/17/2034	100,000	128,614

					604,366

TELECOMMUNICATION SERVICES – 1.1%
AT&T, Inc. (Diversified Telecom. Svs.)		5.800%	02/15/2019	100,000	122,138
Windstream Corp. (Diversified Telecom. Svs.)		8.125%	08/01/2013	50,000	52,938
Comcast Cable Communications Holdings, Inc. (Wireless Telecom. Svs.)		9.455%	11/15/2022	50,000	72,919

					247,995

UTILITIES – 2.9%
Entergy Corp. (Electric Utilities)		3.625%	09/15/2015	50,000	51,438
AmeriGas Finance LLC nce Corp. (Gas Utilities)		7.000%	05/20/2022	100,000	103,250
Exelon Generation Co. LLC (Ind. Power Prod. & Energy Traders)		5.350%	01/15/2014	100,000	105,964
Exelon Generation Co. LLC (Ind. Power Prod. & Energy Traders)		4.000%	10/01/2020	100,000	100,799
PPL Energy Supply LLC (Ind. Power Prod. & Energy Traders)		6.500%	05/01/2018	250,000	289,238

					650,689

Total Corporate Bonds (Cost $5,624,460)					$5,837,718

Exchange Traded Funds – 2.1%				Shares	Value
ProShares UltraPro Short S&P 500	(a)			9,878	$466,340

Total Exchange Traded Funds (Cost $447,622)					$466,340

U.S. Treasury Obligations – 3.7%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		2.625%	11/15/2020	$200,000	$219,859
U.S. Treasury Note		2.125%	08/15/2021	200,000	210,250
U.S. Treasury Note		2.000%	02/15/2022	100,000	103,383
U.S. Treasury Note		1.250%	01/31/2019	300,000	304,172

Total U.S. Treasury Obligations (Cost $806,941)					$837,664

Money Market Funds—2.7%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				610,000	$610,000

Total Money Market Funds (Cost $610,000)					$610,000

Total Investments – 99.9% (Cost $20,352,898)	(d)				$22,347,214
Other Assets in Excess of Liabilities – 0.1%					18,858

Net Assets – 100.0%					$22,366,072

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Securities are variable rate instruments in which the coupon rates are adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2012.

(c)	Security was initially issued at one coupon rate, but the coupon rate is scheduled to be updated at later specified dates. The coupon rate shown is the rate that is in effect at June 30, 2012.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

90

Ohio National Fund, Inc.	Income Opportunity Portfolio

Objective/Strategy

The Income Opportunity Portfolio seeks modest capital appreciation and maximization of realized gains by investing in equity securities traded in the U.S.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	-0.73%
Five years	0.25%
Since inception (5/1/04)	2.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Income Opportunity Portfolio returned 3.88% versus 9.31% for the current benchmark, the S&P Composite 1500 Index.

Extreme volatility continued to dominate the market environment over the period. As measured by the S&P Composite 1500 Index, the market rose 12.64% in the first quarter of the year. In the second quarter, the S&P Composite 1500 Index declined 2.96%. We believe the decline is a reflection of poor investor sentiment caused by the EuroZone debt crisis, as well as ongoing economic uncertainty in the U.S.

The extreme swings in the equity markets were also, not surprisingly, prevalent in the bond market. At the end of January 2012, the yield on the 10-year U.S. Treasury Note stood at 1.80%. By mid-March the yield hit its high for the period of 2.38%. As one might expect, investors sold bonds in a “risk on” trade when the stock market rallied sharply in the first quarter. However, as the EuroZone crisis and domestic economic worries began to dominate the news, the 10-year U.S. Treasury Note collapsed with its yield hitting the period low of 1.45% on June 1, 2012. Once again, investors reacted to uncertainty and a plunging stock market with a “risk off” trade.

As the six-month period came to a close, pundits, talking heads and others in the media discussed the prospect of the U.S. Federal Reserve’s implementing another round of quantitative easing (QE3) in the third quarter to stave off a potential economic recession. The persistently high unemployment rate that remained above the 8.0% level along with mixed economic data appeared to be the catalyst that raised the specter of a QE3.

Speculation that the Federal Reserve would implement a third round of quantitative easing, was fueled in part by the EuroZone leaders’ failure to reach a consensus on how to handle their debt crisis. Anxiety over the EuroZone’s financial contagion having a severe impact on global economic growth seemed to permeate equity markets over the second quarter. Amid this growing economic uncertainty, the S&P Composite 1500 Index lost 2.96% between April and June 2012, with the “risk off” investor mentality once again dominating the financial markets.

The Portfolio lagged its benchmark because of the significant market rally during the first quarter of 2012. While the Portfolio utilizes options in an effort to dampen volatility and provide some downside protection, the tradeoff can be the limiting of upside potential during a market rally. In the first half of 2012, this tradeoff was the primary cause of the Portfolio’s underperformance. Still, with a beta of 0.54 for the period, the Portfolio achieved a goal of lowering volatility. The Portfolio also successfully used options to help contain some of its losses during the stock market plunge in May.

As noted in the previous paragraph, the Portfolio’s options hedge, a tactic which includes writing calls that are generally at-the-money or out-of-the money, significantly limited the Portfolio’s upside capture during 2012’s first quarter rally. While the Portfolio’s equities returns slightly outperformed its benchmark (with the Portfolio’s equity positions returning 9.9% while the benchmark returned 9.3%), this outperformance was not enough to compensate for the Portfolio’s hedge overlay.

With respect to the equity portion of the Portfolio, the performance can be analyzed at the sector, industry and stock level. Beginning with the most significant sector tilts, the Portfolio’s two largest overweight positions were in Industrials and Consumer Discretionary. Both sectors were positive contributors to the Portfolio’s performance. Two sectors that negatively impacted the Portfolio’s performance were Financials and Energy. The Portfolio was underweighted in the Financials sector by about 3.3%. While the sector did perform better than the benchmark, the Portfolio’s underweight position resulted in negative benchmark relative performance.(1)

Drilling down to the industry level, positions in computer hardware and apparel retail were the two largest positive contributors to performance. Computer hardware was among the largest industry holdings over the period at an average weight of about 3.9% of the Portfolio. The industry contributed about 1.26% to performance. The Portfolio’s position in the apparel retail industry contributed about 0.76% to performance.(1)

At the other side of the spectrum, the oil & gas drilling and oil & gas equipment & services industries were the largest detractors from the Portfolio’s performance. The two industries, combined, detracted about 0.56% from performance. The Energy sector was the worst performing sector and a sharp fall in oil prices in the second quarter appeared to be the major factor.(1)

At the stock level, the top five contributors to performance were Apple, Inc., TJX Cos., Inc., The Walt Disney Co., Lincare Holdings, Inc., and Microsoft Corp. The five largest detractors from performance were Helmerich & Payne, Inc., Ezcorp, Inc., Halliburton Co., Jos. A. Bank Clothiers, Inc. and Google, Inc.(1)

Looking forward to the second half of the year, we continue to believe there is significant upside potential in the U.S. equity market. According to our valuation model, stocks remain undervalued and represent a great buying opportunity, particularly with treasury yields hovering at all-time lows.

There is little doubt that investors will have to ride through ongoing volatility given the economic uncertainty and the upcoming U.S. presidential election. However, volatility and uncertainty often lead to stocks at bargain prices. From our valuation perspective, fear that is often exacerbated by the news media causes investors to become distracted from individual company fundamentals.

Our bottom-up, quantitative approach to valuing companies focuses on company long-term growth expectations and accounts for certain risk factors including company default rates. When we assess

91	(continued)

Ohio National Fund, Inc.	Income Opportunity Portfolio (Continued)

market conditions using this approach, we see a different (and, generally, more positive) outlook for stocks in 2012 than many investors might infer from the media headlines that focus more on macroeconomic concerns.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	101.2
Purchased Options	0.1
Written Options Outstanding	(1.1)
Money Market Funds Less Net Liabilities	(0.2)

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	4.9
2. International Business Machines Corp.	4.0
3. TJX Cos., Inc.	3.5
4. Microsoft Corp.	2.9
5. CSX Corp.	2.7
6. Lowe’s Cos., Inc.	2.7
7. JPMorgan Chase & Co.	2.5
8. Intel Corp.	2.3
9. 3M Co.	2.2
10. Walt Disney Co. / The	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	22.2
Consumer Discretionary	15.5
Industrials	14.4
Health Care	12.7
Consumer Staples	12.3
Energy	10.0
Financials	8.5
Utilities	2.8
Materials	2.8

101.2

92

Ohio National Fund, Inc.	Income Opportunity Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 101.2%		Shares	Value
CONSUMER DISCRETIONARY – 15.5%
Genuine Parts Co. (Distributors)	(b)	1,800	$108,450
Tupperware Brands Corp. (Household Durables)	(b)	1,000	54,760
Comcast Corp. Class A (Media)		3,900	124,683
Walt Disney Co. / The (Media)	(b)	4,800	232,800
Target Corp. (Multiline Retail)	(b)	3,200	186,208
Jos. A Bank Clothiers, Inc. (Specialty Retail)	(a)(b)	2,250	95,535
Lowe’s Cos., Inc. (Specialty Retail)		10,200	290,088
TJX Cos., Inc. (Specialty Retail)	(b)	8,800	377,784
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		800	70,224
V.F. Corp. (Textiles, Apparel & Luxury Goods)		900	120,105

			1,660,637

CONSUMER STAPLES – 12.3%
Costco Wholesale Corp. (Food & Staples Retailing)	(b)	800	76,000
CVS Caremark Corp. (Food & Staples Retailing)		3,100	144,863
Wal-Mart Stores, Inc. (Food & Staples Retailing)		3,300	230,076
Archer-Daniels-Midland Co. (Food Products)		2,600	76,752
Ingredion, Inc. (Food Products)		2,200	108,944
Kimberly-Clark Corp. (Household Products)		2,000	167,540
Procter & Gamble Co. / The (Household Products)	(b)	900	55,125
Altria Group, Inc. (Tobacco)	(b)	4,300	148,565
Philip Morris International, Inc. (Tobacco)		2,600	226,876
Reynolds American, Inc. (Tobacco)		1,900	85,253

			1,319,994

ENERGY – 10.0%
Halliburton Co. (Energy Equip. & Svs.)		3,200	90,848
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		3,400	147,832
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		2,900	186,876
Chevron Corp. (Oil, Gas & Consumable Fuels)	(b)	1,600	168,800
ConocoPhillips (Oil, Gas & Consumable Fuels)	(b)	2,300	128,524
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	(b)	2,000	171,140
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	(b)	1,200	60,348
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	(b)	1,000	85,770
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		1,400	33,810

			1,073,948

FINANCIALS – 8.5%
Goldman Sachs Group, Inc. / The (Capital Markets)	(b)	500	47,930
Morgan Stanley (Capital Markets)		2,400	35,016
BB&T Corp. (Commercial Banks)		1,300	40,105
M&T Bank Corp. (Commercial Banks)	(b)	500	41,285
U.S. Bancorp (Commercial Banks)	(b)	3,000	96,480
Wells Fargo & Co. (Commercial Banks)	(b)	4,500	150,480
EZCorp, Inc. Class A (Consumer Finance)	(a)	2,900	68,034
CME Group, Inc. (Diversified Financial Svs.)	(b)	200	53,622
JPMorgan Chase & Co. (Diversified Financial Svs.)	(b)	7,600	271,548
Prudential Financial, Inc. (Insurance)	(b)	1,000	48,430
Torchmark Corp. (Insurance)		1,250	63,188

			916,118

HEALTH CARE – 12.7%
Amgen, Inc. (Biotechnology)		3,100	226,424
Celgene Corp. (Biotechnology)	(a)	1,200	76,992
Medtronic, Inc. (Health Care Equip. & Supplies)		4,400	170,412
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)(b)	900	54,693
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)(b)	1,500	83,745
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	600	55,566
Lincare Holdings, Inc. (Health Care Providers & Svs.)	(b)	4,400	149,688
McKesson Corp. (Health Care Providers & Svs.)		1,500	140,625
Abbott Laboratories (Pharmaceuticals)		3,100	199,857

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Bayer AG–ADR (Pharmaceuticals)		1,700	$121,482
Teva Pharmaceutical Industries Ltd. – ADR (Pharmaceuticals)		2,200	86,768

			1,366,252

INDUSTRIALS – 14.4%
United Technologies Corp. (Aerospace & Defense)	(b)	1,400	105,742
FedEx Corp. (Air Freight & Logistics)		900	82,449
United Parcel Service, Inc. Class B (Air Freight & Logistics)	(b)	600	47,256
Hubbell, Inc. Class B (Electrical Equip.)		500	38,970
3M Co. (Industrial Conglomerates)	(b)	2,600	232,960
Danaher Corp. (Industrial Conglomerates)	(b)	1,600	83,328
Caterpillar, Inc. (Machinery)	(b)	1,800	152,838
Dover Corp. (Machinery)	(b)	3,400	182,274
Parker Hannifin Corp. (Machinery)		1,500	115,320
CSX Corp. (Road & Rail)	(b)	13,100	292,916
Union Pacific Corp. (Road & Rail)	(b)	1,800	214,758

			1,548,811

INFORMATION TECHNOLOGY – 22.2%
QUALCOMM, Inc. (Communications Equip.)	(b)	800	44,544
Apple, Inc. (Computers & Peripherals)	(a)(b)	900	525,600
EMC Corp. (Computers & Peripherals)	(a)	4,500	115,335
Google, Inc. Class A (Internet Software & Svs.)	(a)	200	116,014
Accenture PLC Class A (IT Svs.)		3,300	198,297
Automatic Data Processing, Inc. (IT Svs.)	(b)	2,700	150,282
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	1,400	84,000
International Business Machines Corp. (IT Svs.)	(b)	2,200	430,276
Mastercard, Inc. Class A (IT Svs.)		400	172,044
Intel Corp. (Semiconductors & Equip.)	(b)	9,100	242,515
Microsoft Corp. (Software)	(b)	10,200	312,018

			2,390,925

MATERIALS – 2.8%
Air Products & Chemicals, Inc. (Chemicals)		1,700	137,241
E.I. du Pont de Nemours & Co. (Chemicals)	(b)	800	40,456
Praxair, Inc. (Chemicals)		1,100	119,603

			297,300

UTILITIES – 2.8%
Southern Co. / The (Electric Utilities)	(b)	2,900	134,270
Xcel Energy, Inc. (Electric Utilities)		2,200	62,502
Sempra Energy (Multi-Utilities)		1,500	103,320

			300,092

Total Common Stocks (Cost $9,569,799)			$10,874,077

Purchased Options – 0.1%		Contracts (c)	Value
S&P 500 Index Put Option Expiration: July 2012, Exercise Price: $1,290.00		22	$7,920

Total Purchased Options (Cost $75,535)			$7,920

Money Market Funds – 0.9%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		91,000	$91,000

Total Money Market Funds (Cost $91,000)			$91,000

Total Investments – 102.2% (Cost $9,736,334)	(d)		$10,972,997
Total Written Options Outstanding – (1.1)% (see following schedule)			(112,800)
Liabilities in Excess of Other Assets – (1.1)%			(117,853)

Net Assets – 100.0%			$10,742,344

93	(continued)

Ohio National Fund, Inc.	Income Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security is fully or partially pledged as collateral for written call options outstanding. Outstanding written call options are presented in the following schedule.

(c)	100 shares per contract.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Schedule of Written Options Outstanding	June 30, 2012 (Unaudited)

	Contracts*	Value
S&P 500 Index Call Option
Expiration: July 2012,
Exercise Price: $1,335.00	30	$112,800

Total Written Options Outstanding (Premiums received $38,899)	30	$112,800

*	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

94

Ohio National Fund, Inc.	Target VIP Portfolio

Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	-0.81%
Five years	-3.09%
Since inception (11/2/05)	0.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Target VIP Portfolio returned 9.11% versus 9.32% for the current benchmark, the Russell 3000 Index.

The period started with a solid first quarter which saw U.S. equities post their best first quarter since 1998. Gains were fueled by growth in corporate profits, continued accommodative policy by the Federal Reserve, and generally strong economic data. Data turned more mixed and anxieties returned about the European debt situation in the second quarter and equities gave up some of their gains. Profit growth estimates also started to recede as the Chinese economy cooled and political events in both Europe and the U.S. conspired to send equities lower. The “risk off” trade we experienced during the second quarter is generally tough on strategies that emphasize company valuations. Despite the tough second quarter, U.S. equities ended the first half of 2012 with respectable gains.

The Portfolio had its annual rebalance in early January. Though the selection process for the underlying strategies did not change, there were changes in the sector exposures as a result of the rebalance. The rebalance resulted in a reduction in the overweight positions in Consumer Discretionary and Information Technology stocks, while Energy and Health Care went from underweight to roughly neutral with the benchmark.

Stock selection in the Telecommunication Services sector was the biggest detractor from relative performance. The Portfolio held several European phone companies in the European 20 strategy within the Portfolio that were responsible for the Telecommunication Services underperformance. An overweight position in the sector, which was the top performing sector in the benchmark, helped mitigate some of the relative underperformance. Stock selection, as well as an underweight position, detracted from relative performance in the Financials sector. Financials exposure gained from the European 20 strategy was again the culprit of the Portfolio’s underperformance in the Financials sector.(1)

The Information Technology sector was the biggest positive contributor to relative performance over the period. Apple, Inc. was by far the largest individual stock contributor to sector outperformance over the period as profits continued to soar amid strong iPhone and iPad sales. Microsoft Corp. and Intel Corp. were also top contributors in the sector. Stock selection in the Consumer Discretionary, Consumer Staples and Energy sectors was also positive during the first half of 2012.(1)

The Portfolio’s best performers were Sourcefire, Inc., Monster Beverage Corp., Seagate Technology PLC, Delek U.S. Holdings, Inc. and Zoll Medical Corp. The worst performers were Body Central Corp., Nokia Corp., Ceva, Inc., Newpark Resources, Inc. and Standard Motor Products, Inc. The Portfolio’s top contributors to performance were Apple, Inc., The Home Depot Inc., The Walt Disney Co., Microsoft Corp. and Intel Corp. The top detractors from performance were Nokia Corp., Apollo Group, Inc., Newpark Resources, Inc., Telefonica SA and Ceva, Inc.(1)

As we look to the second half of 2012, equity valuations remain attractive. While election year politics and sluggish job and economic growth are likely to remain headlines in the near term, taking a longer term view reveals attractive valuations and opportunities for patient investors. As it always does, the Portfolio remains consistent in its application of the six strategies underlying the Portfolio. The result is a Portfolio with broad exposures across the size and sector spectrum which provides diversification along with upside potential.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

95	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	98.3
Money Market Funds Less Net Liabilities	1.7

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	4.4
2. Walt Disney Co. / The	4.4
3. Microsoft Corp.	4.4
4. Home Depot, Inc. / The	4.3
5. Intel Corp.	4.2
6. Chevron Corp.	4.2
7. Pfizer, Inc.	3.6
8. Exxon Mobil Corp.	3.4
9. BCE, Inc.	2.4
10. International Business Machines Corp.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	22.9
Consumer Discretionary	20.6
Health Care	11.7
Energy	10.0
Telecommunication Services	8.7
Financials	7.7
Utilities	6.2
Industrials	4.4
Consumer Staples	4.4
Materials	1.7

98.3

96

Ohio National Fund, Inc.	Target VIP Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 98.3%		Shares	Value
CONSUMER DISCRETIONARY – 20.6%
Standard Motor Products, Inc. (Auto Components)		2,075	$29,216
Apollo Group, Inc. Class A (Diversified Consumer Svs.)	(a)	2,796	101,187
Buffalo Wild Wings, Inc. (Hotels, Restaurants & Leisure)	(a)	1,855	160,717
Caribou Coffee Co., Inc. (Hotels, Restaurants & Leisure)	(a)	2,089	26,969
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)	(a)	2,437	115,928
Peet’s Coffee & Tea, Inc. (Hotels, Restaurants & Leisure)	(a)	1,293	77,632
Red Robin Gourmet Burgers, Inc. (Hotels, Restaurants & Leisure)	(a)	1,477	45,063
Starbucks Corp. (Hotels, Restaurants & Leisure)		4,468	238,234
Mattel, Inc. (Leisure Equip. & Products)		8,188	265,619
DISH Network Corp. Class A (Media)		3,605	102,923
Sinclair Broadcast Group, Inc. Class A (Media)		5,169	46,831
Walt Disney Co. / The (Media)		19,775	959,087
Dollar Tree, Inc. (Multiline Retail)	(a)	5,042	271,260
Macy’s, Inc. (Multiline Retail)		7,104	244,022
Advance Auto Parts, Inc. (Specialty Retail)		1,293	88,208
AutoZone, Inc. (Specialty Retail)	(a)	540	198,272
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	1,658	102,464
Body Central Corp. (Specialty Retail)	(a)	1,615	14,535
Genesco, Inc. (Specialty Retail)	(a)	680	40,902
Home Depot, Inc. / The (Specialty Retail)		17,751	940,625
Lithia Motors, Inc. Class A (Specialty Retail)		2,255	51,978
PetSmart, Inc. (Specialty Retail)		1,960	133,633
Ross Stores, Inc. (Specialty Retail)		1,652	103,200
Sonic Automotive, Inc. Class A (Specialty Retail)		2,876	39,315
True Religion Apparel, Inc. (Textiles, Apparel & Luxury Goods)		2,564	74,305

			4,472,125

CONSUMER STAPLES – 4.4%
Coca-Cola Co. / The (Beverages)		3,399	265,768
Monster Beverage Corp. (Beverages)	(a)	1,130	80,456
Casey’s General Stores, Inc. (Food & Staples Retailing)		825	48,667
B&G Foods, Inc. (Food Products)		4,718	125,499
Smithfield Foods, Inc. (Food Products)	(a)	2,929	63,354
Elizabeth Arden, Inc. (Personal Products)	(a)	2,942	114,179
Lorillard, Inc. (Tobacco)		269	35,495
Philip Morris International, Inc. (Tobacco)		2,618	228,447

			961,865

ENERGY – 10.0%
Halliburton Co. (Energy Equip. & Svs.)		1,846	52,408
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		332	14,435
Newpark Resources, Inc. (Energy Equip. & Svs.)	(a)	9,109	53,743
Alon U.S.A. Energy, Inc. (Oil, Gas & Consumable Fuels)		5,484	46,395
Approach Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,298	84,231
Chevron Corp. (Oil, Gas & Consumable Fuels)		8,542	901,181
Delek U.S. Holdings, Inc. (Oil, Gas & Consumable Fuels)		5,771	101,512
Eni SpA – ADR (Oil, Gas & Consumable Fuels)		4,134	175,778
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		8,745	748,310

			2,177,993

FINANCIALS – 7.7%
Banco Santander SA – ADR (Commercial Banks)		22,741	149,181
Bank of the Ozarks, Inc. (Commercial Banks)		3,448	103,716
BNP Paribas SA – ADR (Commercial Banks)		8,687	167,833
Texas Capital Bancshares, Inc. (Commercial Banks)	(a)	3,671	148,272
World Acceptance Corp. (Consumer Finance)	(a)	1,476	97,121
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		3,566	94,998

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
AXA SA – ADR (Insurance)		13,248	$176,596
Chubb Corp. / The (Insurance)		3,402	247,734
Marsh & McLennan Cos., Inc. (Insurance)		6,572	211,816
Muenchener Rueckversicherungs AG - ADR (Insurance)		13,966	197,340
Torchmark Corp. (Insurance)		1,377	69,607

			1,664,214

HEALTH CARE – 11.7%
Amgen, Inc. (Biotechnology)		4,054	296,104
Biogen Idec, Inc. (Biotechnology)	(a)	1,508	217,725
Gilead Sciences, Inc. (Biotechnology)	(a)	8,096	415,163
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	252	139,555
Air Methods Corp. (Health Care Providers & Svs.)	(a)	1,274	125,170
Humana, Inc. (Health Care Providers & Svs.)		2,728	211,256
PharMerica Corp. (Health Care Providers & Svs.)	(a)	2,949	32,203
Cambrex Corp. (Life Sciences Tools & Svs.)	(a)	5,840	54,954
AstraZeneca PLC – ADR (Pharmaceuticals)		3,708	165,933
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	1,483	51,890
Hi-Tech Pharmacal Co., Inc. (Pharmaceuticals)	(a)	1,288	41,731
Pfizer, Inc. (Pharmaceuticals)		34,350	790,050

			2,541,734

INDUSTRIALS – 4.4%
General Dynamics Corp. (Aerospace & Defense)		1,691	111,538
Triumph Group, Inc. (Aerospace & Defense)		715	40,233
Alaska Air Group, Inc. (Airlines)	(a)	1,120	40,208
Cintas Corp. (Commercial Svs. & Supplies)		811	31,313
3M Co. (Industrial Conglomerates)		3,190	285,824
Colfax Corp. (Machinery)	(a)	4,417	121,777
Sauer-Danfoss, Inc. (Machinery)		1,168	40,798
Kirby Corp. (Marine)	(a)	1,021	48,069
Advisory Board Co. / The (Professional Svs.)	(a)	3,296	163,449
Fastenal Co. (Trading Companies & Distributors)		2,038	82,152

			965,361

INFORMATION TECHNOLOGY – 22.9%
Nokia OYJ – ADR (Communications Equip.)		35,662	73,820
Apple, Inc. (Computers & Peripherals)	(a)	1,652	964,768
Seagate Technology PLC (Computers & Peripherals)		7,945	196,480
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,679	70,652
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,988	125,920
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)		3,757	39,899
Zygo Corp. (Electronic Equip., Instr. & Comp.)	(a)	2,468	44,078
DealerTrack Holdings, Inc. (Internet Software & Svs.)	(a)	4,123	124,144
Keynote Systems, Inc. (Internet Software & Svs.)		1,749	25,973
NIC, Inc. (Internet Software & Svs.)		6,374	80,950
Cardtronics, Inc. (IT Svs.)	(a)	4,391	132,652
Heartland Payment Systems, Inc. (IT Svs.)		3,922	117,974
International Business Machines Corp. (IT Svs.)		2,167	423,822
Mastercard, Inc. Class A (IT Svs.)		241	103,656
NeuStar, Inc. Class A (IT Svs.)	(a)	1,244	41,550
Ceva, Inc. (Semiconductors & Equip.)	(a)	2,347	41,331
Intel Corp. (Semiconductors & Equip.)		34,320	914,628
KLA-Tencor Corp. (Semiconductors & Equip.)		1,085	53,436
Nanometrics, Inc. (Semiconductors & Equip.)	(a)	2,260	34,714
BroadSoft, Inc. (Software)	(a)	2,790	80,798
Microsoft Corp. (Software)		31,093	951,135
Opnet Technologies, Inc. (Software)		2,266	60,253
Sourcefire, Inc. (Software)	(a)	2,850	146,490
Tyler Technologies, Inc. (Software)	(a)	2,949	118,992

			4,968,115

MATERIALS – 1.7%
CF Industries Holdings, Inc. (Chemicals)		1,106	214,276
Buckeye Technologies, Inc. (Paper & Forest Products)		3,854	109,800
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)		638	43,473

			367,549

97	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES – 8.7%
8x8, Inc. (Diversified Telecom. Svs.)	(a)	7,204	$30,257
BCE, Inc. (Diversified Telecom. Svs.)		12,654	521,345
BT Group PLC – ADR (Diversified Telecom. Svs.)		12,622	418,798
Deutsche Telekom AG – ADR (Diversified Telecom. Svs.)		14,921	163,116
France Telecom SA – ADR (Diversified Telecom. Svs.)		10,932	143,318
Koninklijke KPN NV – ADR (Diversified Telecom. Svs.)		14,246	137,616
Swisscom AG – ADR (Diversified Telecom. Svs.)		4,566	182,914
Telefonica SA – ADR (Diversified Telecom. Svs.)		10,215	133,823
Vivendi SA – ADR (Diversified Telecom. Svs.)		8,043	148,088

			1,879,275

UTILITIES – 6.2%
E.ON AG – ADR (Electric Utilities)		7,952	170,888
Electricite de France SA – ADR (Electric Utilities)		35,439	154,868
Enel SpA – ADR (Electric Utilities)		42,955	136,339
Southern Co. / The (Electric Utilities)		1,700	78,710
SSE PLC – ADR (Electric Utilities)		8,574	187,856

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
Dominion Resources, Inc. (Multi-Utilities)		1,159	$62,586
GDF Suez – ADR (Multi-Utilities)		6,264	149,021
National Grid PLC – ADR (Multi-Utilities)		3,499	185,412
RWE AG – ADR (Multi-Utilities)		4,932	200,634
Wisconsin Energy Corp. (Multi-Utilities)		647	25,602

			1,351,916

Total Common Stocks (Cost $19,999,284)			$21,350,147

Money Market Funds – 1.8%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		389,000	$389,000

Total Money Market Funds (Cost $389,000)			$389,000

Total Investments – 100.1% (Cost $20,388,284)	(b)		$21,739,147
Liabilities in Excess of Other Assets – (0.1)%			(28,388)

Net Assets – 100.0%			$21,710,759

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

98

Ohio National Fund, Inc.	Target Equity/Income Portfolio

Objective/Strategy

The Target Equity/Income Portfolio seeks an above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	-8.95%
Five years	-6.19%
Since inception (11/2/05)	-2.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Target Equity/Income Portfolio returned 4.79% versus 9.32% for the current benchmark, the Russell 3000 Index.

The period started with a solid first quarter which saw U.S. equities post their best first quarter since 1998. Gains were fueled by growth in corporate profits, continued accommodative policy by the Federal Reserve, and generally strong economic data. Data turned more mixed and anxieties returned about the European debt situation in the second quarter and equities gave up some of their gains. Profit growth estimates also started to recede as the Chinese economy cooled and political events in both Europe and the U.S. conspired to send equities lower. Despite the tough second quarter, U.S. equities ended the first half of 2012 with respectable gains.

The Portfolio had its annual rebalance in early January. Though the selection process for the two underlying strategies did not change, there were changes in the sector exposures as a result of the rebalance. The rebalance resulted in a significant reduction in the overweight positions in Consumer Discretionary and Utilities stocks, while Energy, Financials, Materials, and Health Care all gained exposure in the Portfolio.

Most of the underperformance in the first half of 2012 came from holdings of the Target Dow Dividend strategy within the Portfolio. The strategy provided all of the Financials exposure within the Portfolio which was the biggest detractor from relative performance in the first half of 2012. The Portfolio’s holdings in small to mid-sized banks underperformed over the period. The strategy also provided the Portfolio’s overweight exposure to Utilities. While stock selection in the sector was positive, the overweight position led to underperformance as the sector lagged the broader market. Stock selection in the Health Care, Industrials and Telecommunication Services sectors also dragged down relative performance. (1)

The Information Technology sector was the biggest positive contributor to relative performance over the period. Strong stock selection, led by Seagate Technology PLC, produced the positive performance. Stock selection in the Energy and Materials sectors also added to relative performance during the period.(1)

The Portfolio’s best performers were Seagate Technology PLC, PetSmart, Inc., Sempra Energy, Cambrex Corp. and CF Industries Holdings, Inc. The worst performers were Standard Motor Products, Inc., Kirby Corp., RR Donnelley & Sons Co., Humana, Inc. and PC Connection, Inc. The Portfolio’s top contributors to performance were Seagate Technology PLC., Sempra Energy, CF Industries Holdings, Inc., PetSmart, Inc. and BB&T Corp. The top detractors from performance were Humana, Inc., RR Donnelley & Sons Co., Kirby Corp., First Niagara Financial Group, Inc. and Chevron Corp.(1)

As we look to the second half of 2012, equity valuations remain attractive. While election year politics and sluggish job and economic growth are likely to remain headlines in the near term, taking a longer term view reveals attractive valuations and opportunities for patient investors. The Portfolio remains consistent in its application of the two strategies underlying the Portfolio. The result is a Portfolio with balanced exposure to both dividend paying stocks and growth companies.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

99	(continued)

Ohio National Fund, Inc.	Target Equity/Income Portfolio (Continued)

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	98.0
Money Market Funds and Other Net Assets	2.0

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Chevron Corp.	12.1
2. BCE, Inc.	6.2
3. BT Group PLC - ADR	4.9
4. Macy’s, Inc.	3.4
5. Sempra Energy	3.1
6. BB&T Corp.	3.0
7. CF Industries Holdings, Inc.	2.9
8. Humana, Inc.	2.9
9. Astoria Financial Corp.	2.8
10. Seagate Technology PLC	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Utilities	15.5
Financials	15.2
Energy	12.1
Consumer Discretionary	11.8
Telecommunication Services	11.1
Materials	10.7
Industrials	9.6
Health Care	6.2
Information Technology	4.3
Consumer Staples	1.5

98.0

100

Ohio National Fund, Inc.	Target Equity/Income Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 98.0%		Shares	Value
CONSUMER DISCRETIONARY – 11.8%
Standard Motor Products, Inc. (Auto Components)		6,089	$85,733
Mattel, Inc. (Leisure Equip. & Products)		17,380	563,807
DISH Network Corp. Class A (Media)		10,935	312,194
Macy’s, Inc. (Multiline Retail)		21,816	749,380
Advance Auto Parts, Inc. (Specialty Retail)		3,912	266,877
Genesco, Inc. (Specialty Retail)	(a)	1,999	120,240
PetSmart, Inc. (Specialty Retail)		5,944	405,262
Sonic Automotive, Inc. Class A (Specialty Retail)		8,439	115,361

			2,618,854

CONSUMER STAPLES – 1.5%
Casey’s General Stores, Inc. (Food & Staples Retailing)		2,421	142,815
Smithfield Foods, Inc. (Food Products)	(a)	8,797	190,279

			333,094

ENERGY – 12.1%
Chevron Corp. (Oil, Gas & Consumable Fuels)		25,517	2,692,043

FINANCIALS – 15.2%
BB&T Corp. (Commercial Banks)		21,565	665,280
First Niagara Financial Group, Inc. (Commercial Banks)		62,715	479,770
FirstMerit Corp. (Commercial Banks)		35,767	590,871
FNB Corp. (Commercial Banks)		48,055	522,358
Astoria Financial Corp. (Thrifts & Mortgage Finance)		63,369	621,016
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		42,360	491,800

			3,371,095

HEALTH CARE – 6.2%
Humana, Inc. (Health Care Providers & Svs.)		8,380	648,947
Cambrex Corp. (Life Sciences Tools & Svs.)	(a)	17,145	161,334
Pfizer, Inc. (Pharmaceuticals)		25,190	579,370

			1,389,651

INDUSTRIALS – 9.6%
Northrop Grumman Corp. (Aerospace & Defense)		9,286	592,354
Triumph Group, Inc. (Aerospace & Defense)		2,097	117,998
Alaska Air Group, Inc. (Airlines)	(a)	3,288	118,039
ACCO Brands Corp. (Commercial Svs. & Supplies)	(a)	6,062	62,681
Republic Services, Inc. (Commercial Svs. & Supplies)		19,815	524,305
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		37,872	445,753
Sauer-Danfoss, Inc. (Machinery)		3,427	119,705
Kirby Corp. (Marine)	(a)	3,060	144,065

			2,124,900

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY – 4.3%
Seagate Technology PLC (Computers & Peripherals)		24,195	$598,342
PC Connection, Inc. (Electronic Equip., Instr. & Comp.)		11,026	117,096
Zygo Corp. (Electronic Equip., Instr. & Comp.)	(a)	7,244	129,378
NeuStar, Inc. Class A (IT Svs.)	(a)	3,648	121,843

			966,659

MATERIALS – 10.7%
CF Industries Holdings, Inc. (Chemicals)		3,382	655,229
Olin Corp. (Chemicals)		27,648	577,567
Commercial Metals Co. (Metals & Mining)		39,628	500,898
MeadWestvaco Corp. (Paper & Forest Products)		18,211	523,566
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)		1,872	127,558

			2,384,818

TELECOMMUNICATION SERVICES – 11.1%
BCE, Inc. (Diversified Telecom. Svs.)		33,473	1,379,088
BT Group PLC – ADR (Diversified Telecom. Svs.)		32,932	1,092,684

			2,471,772

UTILITIES – 15.5%
American Electric Power Co., Inc. (Electric Utilities)		13,165	525,284
PPL Corp. (Electric Utilities)		18,382	511,203
Avista Corp. (Multi-Utilities)		21,010	560,967
DTE Energy Co. (Multi-Utilities)		9,939	589,681
Integrys Energy Group, Inc. (Multi-Utilities)		10,057	571,942
Sempra Energy (Multi-Utilities)		9,882	680,672

			3,439,749

Total Common Stocks (Cost $21,254,048)			$21,792,635

Money Market Funds – 1.9%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		423,500	$423,500

Total Money Market Funds (Cost $423,500)			$423,500

Total Investments – 99.9% (Cost $21,677,548)	(b)		$22,216,135
Other Assets in Excess of Liabilities – 0.1%			28,821

Net Assets – 100.0%			$22,244,956

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

101

Ohio National Fund, Inc.	Bristol Growth Portfolio

Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2012

Average Annual Total Returns:
One year	-3.74%
Five years	-0.20%
Since inception (5/1/07)	0.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2012, the Bristol Growth Portfolio returned 4.57% versus 10.08% for the current benchmark, the Russell 1000 Growth Index.

The six-month period was very much a story of two different quarters, with the first three months enjoying the biggest first quarter rally in the S&P 500 Index since 1998. This could be viewed as the onset of a traditional post-recession rally which, with a trillion dollars in corporate coffers, would release the growth we were all looking for. It was not to be. In the second quarter the ghost of Europe’s debt dilemma returned, with the German government refusing to permit a Euro bond mechanism that might avoid a collapse in Greece. Overall, the future of Europe continues to be grim and this, together with a slowing of China, had the effect of dragging down the U.S. market. We now enter a period of uncertainty in the U.S., with the prospect of a closely fought domestic election only five months away, but we still need to be positioned to benefit from the return of economic growth that could be both imminent and extensive.

For the six-month period, the Portfolio underperformed relative to its benchmark. The most significant factors to the relative underperformance were the stock selections in the Information Technology, Consumer Discretionary, and Energy sectors. Sector allocations, by themselves, did not meaningfully impact relative performance.(1)

On an individual stock basis, the Portfolio’s best performers were Apple, Inc., Amarin Corp., Citrix Systems, Inc., Lowe’s Cos., Inc., and Advanced Micro Devices, Inc. The Portfolio’s worst performers were Forest Oil Corp., Abercrombie & Fitch Co., Las Vegas Sands Corp., The Warnaco Group, Inc., and Whiting Petroleum Corp. The top contributors to performance were Apple, Inc., Amarin Corp., Citrix Systems, Inc., Lowe’s Cos., Inc., and Apache Corp. The top detractors from performance were Forest Oil Corp., Abercrombie & Fitch Co., Las Vegas Sands Corp., The Warnaco Group, Inc., and Whiting Petroleum Corp.(1)

The top contributor to the Portfolio’s performance was Apple, Inc., which continued its stellar performance in the smart phone and tablet market, contributing 192 basis points. Amarin Corp., an Irish-based biopharmaceutical firm that is making good progress on its patent protection program and is a rumored merger & acquisition candidate, contributed 82 basis points. Citrix Systems, Inc., a leader in cloud technology raised estimates for first quarter and remains a leader in the virtual desktop business, contributed 67 basis points. Lowe’s Cos., Inc. added 56 basis points, as a result of optimism for the home improvement market and strong seasonal trends earlier in the year. Apache Corp., which was sold during the period, had benefited from lessening tensions over its Egyptian holding and contributed 50 basis points.(1)

Detractors from performance during the period included Forest Oil Corp., a Denver-based energy company that suffered from steep declines in its natural gas prices which cost the Portfolio 83 basis points. Abercrombie & Fitch Co. cost the Portfolio 79 basis points, following two resets for expectations and further disappointing results that the market punished by a stock price loss of 15% in one day. The Warnaco Group, Inc. reported a first quarter earnings miss, having been quite optimistic just a few weeks prior and was also punished, costing 44 basis points in the Portfolio’s performance. Las Vegas Sands Corp. suffered from the Chinese macro slowdown, costing the Portfolio 46 basis points. Whiting Petroleum Corp. suffered from declining oil prices and insufficient takeaway capacity and cost the Portfolio 44 basis points.(1)

So we look back on the first six months of 2012 as a period of initial hope and high expectations, having apparently shrugged off the fears of the European debt problem and looking to a bright future, only to be ambushed by yet another iteration of empty European Union promises of impending agreements. In the next six months, China will likely be looking for a soft landing and the U.S. investor may be looking for the possibility of a quantitative easing-phase 3 in an election year. Forward multiples remain attractive and the economy is buoyed by cheap money from the European Zone. With Europe offering little by way of growth prospects, and its stock market returns reflecting that reality, large scale European purchases of U.S. domestic equities may not be far behind those purchases of Treasuries. Just in time, perhaps, for a lessoning of the business uncertainties that have given U.S. active managers such a rough ride in the past three turbulent years.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2012.

102	(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values. The index presented herein includes the effects of requested dividends.

Portfolio Composition as of June 30, 2012 (1)

% of Net Assets
Common Stocks (3)	96.2
Money Market Funds and Other Net Assets	3.8

100.0

Top 10 Portfolio Holdings as of June 30, 2012 (1) (2)

% of Net Assets
1. Apple, Inc.	4.8
2. Microsoft Corp.	3.8
3. International Business Machines Corp.	2.9
4. QUALCOMM, Inc.	2.4
5. Express Scripts Holding Co.	2.3
6. Monsanto Co.	2.1
7. Avago Technologies Ltd.	2.1
8. Danaher Corp.	2.1
9. FedEx Corp.	2.1
10. Bristol-Myers Squibb Co.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	27.4
Industrials	20.3
Consumer Discretionary	19.8
Health Care	9.7
Energy	8.7
Financials	4.7
Materials	3.9
Consumer Staples	1.7

96.2

103

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	June 30, 2012 (Unaudited)

Common Stocks – 96.2%		Shares	Value
CONSUMER DISCRETIONARY – 19.8%
Johnson Controls, Inc. (Auto Components)		42,200	$1,169,362
General Motors Co. (Automobiles)	(a)	62,200	1,226,584
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		40,600	1,765,694
Starbucks Corp. (Hotels, Restaurants & Leisure)		36,100	1,924,852
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		21,200	1,365,704
CBS Corp. Class B (Media)		49,300	1,616,054
McGraw-Hill Cos., Inc. / The (Media)		43,000	1,935,000
Lowe’s Cos., Inc. (Specialty Retail)		68,600	1,950,984
Limited Brands, Inc. (Specialty Retail)		41,700	1,773,501
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	55,000	1,525,150
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	18,100	1,710,088
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	31,600	1,345,528

			19,308,501

CONSUMER STAPLES – 1.7%
PepsiCo, Inc. (Beverages)		23,000	1,625,180

ENERGY – 8.7%
Halliburton Co. (Energy Equip. & Svs.)		68,200	1,936,198
Schlumberger Ltd. (Energy Equip. & Svs.)		30,200	1,960,282
Apache Corp. (Oil, Gas & Consumable Fuels)		22,000	1,933,580
Forest Oil Corp. (Oil, Gas & Consumable Fuels)	(a)	109,700	804,101
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	44,400	1,825,728

			8,459,889

FINANCIALS – 4.7%
BlackRock, Inc. (Capital Markets)		6,400	1,086,848
Hartford Financial Services Group, Inc. (Insurance)		95,600	1,685,428
Lincoln National Corp. (Insurance)		81,400	1,780,218

			4,552,494

HEALTH CARE – 9.7%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	134,500	1,944,870
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	39,500	2,205,285
McKesson Corp. (Health Care Providers & Svs.)		3,700	346,875
Bristol-Myers Squibb Co. (Pharmaceuticals)		54,700	1,966,465
Johnson & Johnson (Pharmaceuticals)		27,900	1,884,924
Merck & Co., Inc. (Pharmaceuticals)		28,400	1,185,700

			9,534,119

INDUSTRIALS – 20.3%
Honeywell International, Inc. (Aerospace & Defense)		34,000	1,898,560
FedEx Corp. (Air Freight & Logistics)		22,000	2,015,420
Delta Air Lines, Inc. (Airlines)	(a)	126,900	1,389,555

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
United Continental Holdings, Inc. (Airlines)	(a)	45,900	$1,116,747
Rockwell Automation, Inc. (Electrical Equip.)		16,600	1,096,596
Danaher Corp. (Industrial Conglomerates)		38,900	2,025,912
Eaton Corp. (Machinery)		42,200	1,672,386
Pentair, Inc. (Machinery)		47,300	1,810,644
Snap-On, Inc. (Machinery)		28,400	1,767,900
Stanley Black & Decker, Inc. (Machinery)		25,500	1,641,180
Xylem, Inc. (Machinery)		59,000	1,485,030
Hertz Global Holdings, Inc. (Road & Rail)	(a)	152,700	1,954,560

			19,874,490

INFORMATION TECHNOLOGY – 27.4%
F5 Networks, Inc. (Communications Equip.)	(a)	18,300	1,821,948
QUALCOMM, Inc. (Communications Equip.)		42,900	2,388,672
Apple, Inc. (Computers & Peripherals)	(a)	8,000	4,672,000
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	60,300	1,876,536
Google, Inc. Class A (Internet Software & Svs.)	(a)	1,660	962,916
Accenture PLC Class A (IT Svs.)		16,400	985,476
International Business Machines Corp. (IT Svs.)		14,700	2,875,026
Altera Corp. (Semiconductors & Equip.)		57,200	1,935,648
Avago Technologies Ltd. (Semiconductors & Equip.)		56,600	2,031,940
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		76,400	1,958,896
Citrix Systems, Inc. (Software)	(a)	18,400	1,544,496
Microsoft Corp. (Software)		122,769	3,755,504

			26,809,058

MATERIALS – 3.9%
Air Products & Chemicals, Inc. (Chemicals)		11,100	896,103
Kronos Worldwide, Inc. (Chemicals)		50,100	791,079
Monsanto Co. (Chemicals)		25,300	2,094,334

			3,781,516

Total Common Stocks (Cost $91,616,087)			$93,945,247

Money Market Funds – 3.6%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		3,534,000	$3,534,000

Total Money Market Funds (Cost $3,534,000)			$3,534,000

Total Investments – 99.8% (Cost $95,150,087)	(b)		$97,479,247
Other Assets in Excess of Liabilities – 0.2%			220,868

Net Assets – 100.0%			$97,700,115

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

104

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2012 (Unaudited)

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	Millennium Portfolio	International Small-Mid Company Portfolio
Assets:
Investments in securities, at value*	$183,291,336	$216,440,946	$165,212,429	$32,659,176	$157,004,938	$110,820,095	$37,437,475	$60,674,127
Repurchase agreements	—	40,000,000	4,029,000	—	—	—	—	—
Cash	455	806,210	7	2,861	335,175	563	314	—
Foreign currencies, at value**	—	—	—	—	10,639,628	—	—	32,970
Receivable for securities sold	753,625	—	—	338,227	7,889,903	998,533	1,574,508	183,915
Variation margin receivable from broker	—	—	—	—	16,494	—	—	—
Due from adviser	—	35,429	—	—	—	—	—	—
Receivable for fund shares sold	109,615	1,095,602	257,634	13,435	138,379	180,328	31,315	111,771
Dividends and accrued interest receivable	244,373	3,241	1,723,461	118,438	348,389	87,339	4,302	106,314
Foreign tax reclaim receivable	—	—	—	—	150,284	—	—	31,664
Prepaid expenses and other assets	2,651	2,699	1,522	490	2,410	1,596	517	823
Net unrealized apppreciation on foreign currency contracts	—	—	—	—	1,066,951	—	—	—

Total assets	184,402,055	258,384,127	171,224,053	33,132,627	177,592,551	112,088,454	39,048,431	61,141,584

Liabilities:
Payable for securities purchased	938,522	—	—	207,732	5,235,697	91,082	2,065,575	1,100,950
Payable for fund shares redeemed	146,603	220,961	99,129	9,596	135,519	181,540	37,993	20,259
Payable for investment management services	116,460	52,658	78,410	15,956	112,509	71,061	23,328	47,893
Accrued custody expense	1,012	1,060	713	471	15,466	735	596	4,809
Accrued professional fees	5,979	5,979	5,979	5,979	5,979	5,979	5,979	5,979
Accrued accounting fees	10,918	14,506	12,903	4,419	5,747	7,219	2,954	2,448
Accrued printing and filing fees	11,751	16,543	10,469	2,134	10,989	7,128	2,338	3,930
Withholding tax payable	—	—	—	—	23,775	814	—	21,513

Total liabilities	1,231,245	311,707	207,603	246,287	5,545,681	365,558	2,138,763	1,207,781

Net assets	$183,170,810	$258,072,420	$171,016,450	$32,886,340	$172,046,870	$111,722,896	$36,909,668	$59,933,803

Net assets consist of:
Par value, $1 per share	$9,111,914	$25,807,255	$11,731,419	$2,091,931	$15,699,187	$5,226,543	$1,578,860	$2,843,012
Paid-in capital in excess of par value	271,786,535	232,265,165	151,827,864	35,346,428	227,376,171	113,290,833	40,911,146	60,582,303
Accumulated net realized gain (loss) on investments	(117,947,664)	—	(13,836,767)	(5,600,605)	(91,694,885)	(13,112,149)	(8,725,306)	(13,646,617)
Net unrealized appreciation (depreciation) on:
Investments	18,586,267	—	12,748,556	735,754	18,089,063	5,835,286	3,284,867	9,028,742
Foreign currency contracts	—	—	—	—	1,066,951	—	—	—
Futures contracts	—	—	—	—	17,173	—	—	—
Other foreign currency related transactions	—	—	—	—	(155,798)	26	—	(4,506)
Undistributed net investment income (loss)	1,633,758	—	8,545,378	312,832	1,649,008	482,357	(139,899)	1,130,869

Net assets	$183,170,810	$258,072,420	$171,016,450	$32,886,340	$172,046,870	$111,722,896	$36,909,668	$59,933,803

* Investments in securities, at cost	$164,705,069	$216,440,946	$152,463,873	$31,923,422	$138,915,875	$104,984,809	$34,152,608	$51,645,385

** Foreign currencies, at cost	$—	$—	$—	$—	$10,827,451	$—	$—	$34,182

Shares outstanding	9,111,914	25,807,255	11,731,419	2,091,931	15,699,187	5,226,543	1,578,860	2,843,012

Authorized Fund shares allocated to Portfolio ..	30,000,000	80,000,000	30,000,000	10,000,000	45,000,000	15,000,000	10,000,000	10,000,000

Net asset value per share	$20.10	$10.00	$14.58	$15.72	$10.96	$21.38	$23.38	$21.08

The accompanying notes are an integral part of these financial statements.

105

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2012 (Unaudited)

	Aggressive Growth Portfolio	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio
Assets:
Investments in securities, at value*	$28,520,596	$34,087,020	$63,471,566	$186,785,247	$42,407,520	$292,456,035	$53,595,480	$62,658,906
Repurchase agreements	—	—	—	37,000	—	—	—	—
Cash	—	891	921	1,340	104	769	5,116	—
Receivable for securities sold	491,102	78,131	—	257,367	—	2,166,696	24,807	81,765
Receivable for fund shares sold	43,659	80,372	41,499	101,535	26,450	194,976	30,909	63,880
Dividends and accrued interest receivable	20,338	5,885	28,443	259,742	279,213	5,844,130	20,580	41,265
Foreign tax reclaim receivable	2,263	—	—	—	—	—	—	—
Prepaid expenses and other assets	363	436	848	2,371	528	2,505	712	779

Total assets	29,078,321	34,252,735	63,543,277	187,444,602	42,713,815	300,665,111	53,677,604	62,846,595

Liabilities:
Cash overdraft	80,987	—	—	—	—	—	—	77,169
Payable for securities purchased	—	55,868	468,130	281,985	—	826,320	—	—
Payable for fund shares redeemed	72,904	68,685	56,082	144,297	30,352	143,742	35,391	115,472
Payable for investment management services	18,628	24,263	42,704	56,196	25,687	163,830	38,547	20,224
Accrued custody expense	429	891	759	1,000	451	1,286	396	535
Accrued professional fees	5,979	5,979	5,979	5,979	5,979	5,979	5,979	5,979
Accrued accounting fees	2,772	2,921	4,425	13,702	3,283	25,929	4,120	4,704
Accrued printing and filing fees	1,804	2,098	3,967	11,516	2,486	18,336	3,379	3,792
Withholding tax payable	594	—	—	—	11,011	—	—	—

Total liabilities	184,097	160,705	582,046	514,675	79,249	1,185,422	87,812	227,875

Net assets	$28,894,224	$34,092,030	$62,961,231	$186,929,927	$42,634,566	$299,479,689	$53,589,792	$62,618,720

Net assets consist of:
Par value, $1 per share	$3,212,462	$2,281,020	$3,163,576	$12,919,735	$3,852,054	$21,480,311	$1,895,399	$9,292,757
Paid-in capital in excess of par value	20,459,228	24,070,407	79,554,560	137,926,447	38,824,365	231,957,548	40,344,746	31,975,850
Accumulated net realized gain (loss) on investments	(395,730)	5,357,956	(25,844,907)	(4,164,269)	(7,012,949)	3,204,973	4,825,601	5,471,233
Net unrealized appreciation (depreciation) on:
Investments	5,642,689	2,486,595	6,191,200	38,273,972	5,545,379	10,963,206	6,678,947	15,698,660
Foreign currency related transactions	187	—	—	—	(396)	—	—	—
Undistributed net investment income (loss)	(24,612)	(103,948)	(103,198)	1,974,042	1,426,113	31,873,651	(154,901)	180,220

Net assets	$28,894,224	$34,092,030	$62,961,231	$186,929,927	$42,634,566	$299,479,689	$53,589,792	$62,618,720

* Investments in securities, at cost	$22,877,907	$31,600,425	$57,280,366	$148,511,275	$36,862,141	$281,492,829	$46,916,533	$46,960,246

Shares outstanding	3,212,462	2,281,020	3,163,576	12,919,735	3,852,054	21,480,311	1,895,399	9,292,757

Authorized Fund shares allocated to Portfolio	10,000,000	10,000,000	10,000,000	35,000,000	10,000,000	60,000,000	10,000,000	25,000,000

Net asset value per share	$8.99	$14.95	$19.90	$14.47	$11.07	$13.94	$28.27	$6.74

The accompanying notes are an integral part of these financial statements.

106

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2012 (Unaudited)

	Bristol Portfolio	Bryton Growth Portfolio	U.S. Equity Portfolio	Balanced Portfolio	Income Opportunity Portfolio	Target VIP Portfolio	Target Equity/Income Portfolio	Bristol Growth Portfolio
Assets:
Investments in securities, at value*	$183,473,892	$141,738,782	$14,503,798	$22,347,214	$10,972,997	$21,739,147	$22,216,135	$97,479,247
Cash	15,486	780	285	449	—	466	840	8,434
Receivable for securities sold	1,811,524	3,263,416	—	—	—	—	—	2,878,882
Receivable for fund shares sold	49,088	28,221	1,296	147,125	1,064	26,547	29,243	25,364
Dividends and accrued interest receivable	110,859	33,882	18,701	109,964	16,273	49,559	48,686	40,628
Foreign tax reclaim receivable	—	—	1,847	425	—	4,050	—	—
Prepaid expenses and other assets	2,609	2,023	187	242	155	291	304	1,354

Total assets	185,463,458	145,067,104	14,526,114	22,605,419	10,990,489	21,820,060	22,295,208	100,433,909

Liabilities:
Cash overdraft	—	—	—	—	111,405	—	—	—
Options written, at value**	—	—	—	—	112,800	—	—	—
Payable for securities purchased	1,684,652	2,251,495	—	214,704	—	—	—	2,590,630
Payable for fund shares redeemed	99,853	78,296	5,851	2,284	8,445	83,145	27,580	61,146
Payable for investment management services	110,903	92,641	8,685	10,951	7,021	10,609	10,594	62,835
Accrued custody expense	1,213	1,060	68	120	194	209	82	820
Accrued professional fees	5,979	5,979	5,979	5,979	5,979	5,979	5,979	5,979
Accrued accounting fees	11,208	8,823	1,542	3,845	1,629	2,422	1,953	6,339
Accrued printing and filing fees	11,469	8,778	902	1,258	672	1,388	1,411	6,045
Withholding tax payable	—	3,349	—	206	—	5,549	2,653	—

Total liabilities	1,925,277	2,450,421	23,027	239,347	248,145	109,301	50,252	2,733,794

Net assets	$183,538,181	$142,616,683	$14,503,087	$22,366,072	$10,742,344	$21,710,759	$22,244,956	$97,700,115

Net assets consist of:
Par value, $1 per share	$15,415,978	$10,765,980	$1,329,009	$1,470,223	$872,145	$2,238,049	$2,823,254	$9,702,840
Paid-in capital in excess of par value	165,211,154	102,876,410	17,392,588	19,150,347	8,847,150	24,514,948	34,025,243	74,433,637
Accumulated net realized gain (loss) on investments	2,069,452	23,866,583	(6,603,412)	(482,937)	(301,494)	(6,624,897)	(15,438,756)	10,994,760
Net unrealized appreciation (depreciation) on:
Investments	334,917	4,780,390	2,242,892	1,994,316	1,236,663	1,350,863	538,587	2,329,160
Foreign currency related transactions	—	108	—	10	—	—	—	—
Written options	—	—	—	—	(73,901)	—	—	—
Undistributed net investment income (loss)	506,680	327,212	142,010	234,113	161,781	231,796	296,628	239,718

Net assets	$183,538,181	$142,616,683	$14,503,087	$22,366,072	$10,742,344	$21,710,759	$22,244,956	$97,700,115

* Investments in securities, at cost	$183,138,975	$136,958,392	$12,260,906	$20,352,898	$9,736,334	$20,388,284	$21,677,548	$95,150,087

** Premiums received on options written	$—	$—	$—	$—	$38,899	$—	$—	$—

Shares outstanding	15,415,978	10,765,980	1,329,009	1,470,223	872,145	2,238,049	2,823,254	9,702,840

Authorized Fund shares allocated to Portfolio	40,000,000	35,000,000	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000	25,000,000

Net asset value per share	$11.91	$13.25	$10.91	$15.21	$12.32	$9.70	$7.88	$10.07

The accompanying notes are an integral part of these financial statements.

107

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2012 (Unaudited)

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	Millennium Portfolio	International Small-Mid Company Portfolio
Investment income:
Interest	$584	$98,955	$3,460,286	$210,526	$—	$3,358	$559	$—
Dividends, net of taxes withheld*	2,173,116	—	—	171,418	3,555,621	966,168	42,572	780,421

Total investment income	2,173,700	98,955	3,460,286	381,944	3,555,621	969,526	43,131	780,421

Expenses:
Management fees	757,197	351,038	465,087	105,343	745,932	461,719	150,095	311,819
Custodian fees	6,682	6,762	4,425	3,068	92,989	4,538	3,390	27,305
Directors’ fees	11,338	15,088	9,786	2,079	10,653	6,932	2,226	3,716
Professional fees	18,086	22,193	16,190	8,369	17,539	13,433	8,509	10,093
Accounting fees	32,884	42,777	38,926	13,218	33,069	21,739	8,888	12,569
Printing and filing fees	29,766	31,442	21,706	6,400	24,532	16,806	7,104	9,980
Compliance expense	2,167	2,167	2,167	2,167	2,167	2,167	2,167	2,167
Other	3,329	2,283	1,225	619	3,889	1,974	651	1,237

Total expenses	861,449	473,750	559,512	141,263	930,770	529,308	183,030	378,886

Less expenses reduced or reimbursed by adviser	—	(374,795)	—	—	—	—	—	—

Net expenses	861,449	98,955	559,512	141,263	930,770	529,308	183,030	378,886

Net investment income (loss)	1,312,251	—	2,900,774	240,681	2,624,851	440,218	(139,899)	401,535

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	7,111,743	—	689,183	(105,399)	4,574,586	4,119,971	2,596,773	136,337
Futures contracts	—	—	—	—	159,157	—	—	—
Foreign currency contracts	—	—	—	—	1,542,304	—	—	—
Other foreign currency related transactions	—	—	—	—	(293,914)	12,421	—	(47,684)
Change in unrealized appreciation/depreciation on:
Investments	3,846,672	—	2,531,874	1,091,294	3,173,823	3,685,056	689,980	5,240,131
Futures contracts	—	—	—	—	(22,431)	—	—	—
Foreign currency contracts	—	—	—	—	(918,257)	—	—	—
Other foreign currency related transactions	—	—	—	—	177,449	26	—	3,698

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	10,958,415	—	3,221,057	985,895	8,392,717	7,817,474	3,286,753	5,332,482

Change in net assets from operations	$12,270,666	$—	$6,121,831	$1,226,576	$11,017,568	$8,257,692	$3,146,854	$5,734,017

* Taxes withheld	$12,985	$—	$—	$—	$467,588	$43,822	$278	$78,512

The accompanying notes are an integral part of these financial statements.

108

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2012 (Unaudited)

	Aggressive Growth Portfolio	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio
Investment income:
Interest	$382	$900	$605	$85	$612	$11,890,738	$480	$48
Dividends, net of taxes withheld*	112,389	80,108	216,512	1,987,715	1,063,189	12,110	133,130	332,589

Total investment income	112,771	81,008	217,117	1,987,800	1,063,801	11,902,848	133,610	332,637

Expenses:
Management fees	114,780	152,050	274,981	349,131	160,001	972,588	249,906	128,453
Custodian fees	—	5,630	4,309	6,291	4,256	7,926	2,290	3,693
Directors’ fees	1,740	2,000	3,867	11,055	2,529	17,168	3,324	3,879
Professional fees	7,927	8,251	10,197	17,878	12,125	23,435	9,616	10,138
Accounting fees	8,227	8,711	13,341	41,193	10,129	76,771	12,346	13,924
Printing and filing fees	5,321	5,613	10,382	20,825	6,211	59,201	7,987	9,603
Compliance expense	2,167	2,167	2,167	2,167	2,167	2,167	2,167	2,167
Other	272	534	1,071	2,892	573	2,126	875	947

Total expenses	140,434	184,956	320,315	451,432	197,991	1,161,382	288,511	172,804

Net investment income (loss)	(27,663)	(103,948)	(103,198)	1,536,368	865,810	10,741,466	(154,901)	159,833

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	249,270	4,057,082	3,017,554	827,591	340,590	1,633,140	2,234,697	1,443,187
Foreign currency related transactions	526	(31)	—	—	(7,331)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	3,916,323	150,891	4,208,873	13,501,253	1,047,426	8,085,443	234,863	6,937,273
Foreign currency related transactions	(41)	—	—	—	80	—	—	—

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	4,166,078	4,207,942	7,226,427	14,328,844	1,380,765	9,718,583	2,469,560	8,380,460

Change in net assets from operations	$4,138,415	$4,103,994	$7,123,229	$15,865,212	$2,246,575	$20,460,049	$2,314,659	$8,540,293

* Taxes withheld	$4,910	$1,926	$1,768	$—	$40,914	$—	$—	$2,027

The accompanying notes are an integral part of these financial statements.

109

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2012 (Unaudited)

	Bristol Portfolio	Bryton Growth Portfolio	U.S. Equity Portfolio	Balanced Portfolio	Income Opportunity Portfolio	Target VIP Portfolio	Target Equity/Income Portfolio	Bristol Growth Portfolio
Investment income:
Interest	$3,996	$5,264	$143	$144,477	$276	$450	$428	$2,284
Dividends, net of taxes withheld*	1,296,310	230,257	128,008	120,331	117,283	301,176	341,406	713,408

Total investment income	1,300,306	235,521	128,151	264,808	117,559	301,626	341,834	715,692

Expenses:
Management fees	737,740	631,428	54,842	61,203	44,332	65,350	66,968	411,555
Custodian fees	7,254	6,109	466	852	1,625	6,135	2,021	5,075
Directors’ fees	11,707	9,237	874	1,129	656	1,307	1,315	6,200
Professional fees	18,548	16,211	7,090	7,310	6,871	7,515	12,971	12,665
Accounting fees	33,928	27,541	4,639	11,470	4,854	7,246	5,793	19,181
Printing and filing fees	49,316	43,780	2,983	3,653	2,913	3,835	4,007	34,954
Compliance expense	2,167	2,167	2,167	2,167	2,167	2,167	2,167	2,167
Other	3,080	2,279	232	290	203	359	380	1,583

Total expenses	863,740	738,752	73,293	88,074	63,621	93,914	95,622	493,380

Net investment income (loss)	436,566	(503,231)	54,858	176,734	53,938	207,712	246,212	222,312

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	274,003	2,418,750	(308,263)	204,926	(8,964)	412,018	(2,602,837)	3,385,416
Foreign currency related transactions	—	(257)	—	(2)	—	(55)	(150)	—
Written options	—	—	—	—	(176,700)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	5,845,019	10,413,021	1,427,229	1,275,165	596,352	1,237,459	3,387,996	1,320,776
Foreign currency related transactions	—	108	—	10	—	—	—	—
Written options	—	—	—	—	(51,150)	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	6,119,022	12,831,622	1,118,966	1,480,099	359,538	1,649,422	785,009	4,706,192

Change in net assets from operations	$6,555,588	$12,328,391	$1,173,824	$1,656,833	$413,476	$1,857,134	$1,031,221	$4,928,504

* Taxes withheld	$—	$30,348	$2,435	$1,010	$27	$29,142	$5,422	$—

The accompanying notes are an integral part of these financial statements.

110

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Equity Portfolio		Money Market Portfolio		Bond Portfolio		Omni Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$1,312,251	$2,050,230	$—	$—	$2,900,774	$5,641,940	$240,681	$539,778
Net realized gain (loss) on investments and foreign currency related transactions	7,111,743	(1,586,673)	—	—	689,183	824,712	(105,399)	2,378,862
Change in unrealized appreciation/depreciation on investments	3,846,672	(7,441,587)	—	—	2,531,874	2,856,388	1,091,294	(4,379,083)

Change in net assets from operations	12,270,666	(6,978,030)	—	—	6,121,831	9,323,040	1,226,576	(1,460,443)

Distributions to shareholders:
Diststributions from net investment income	—	(1,709,149)	—	—	—	—	—	(467,625)

Capital transactions:
Received from shares sold	4,871,760	18,469,577	90,164,168	325,508,308	32,916,048	54,452,714	1,436,592	3,650,326
Received from dividends reinvested	—	1,709,149	—	—	—	—	—	467,625
Paid for shares redeemed	(21,828,374)	(43,066,271)	(118,279,845)	(332,767,148)	(30,056,406)	(49,917,819)	(4,429,811)	(8,714,120)

Change in net assets from capital transactions	(16,956,614)	(22,887,545)	(28,115,677)	(7,258,840)	2,859,642	4,534,895	(2,993,219)	(4,596,169)

Change in net assets	(4,685,948)	(31,574,724)	(28,115,677)	(7,258,840)	8,981,473	13,857,935	(1,766,643)	(6,524,237)
Net assets:
Beginning of period	187,856,758	219,431,482	286,188,097	293,446,937	162,034,977	148,177,042	34,652,983	41,177,220

End of period	$183,170,810	$187,856,758	$258,072,420	$286,188,097	$171,016,450	$162,034,977	$32,886,340	$34,652,983

Undistributed net investment income	$1,633,758	$321,507	$—	$—	$8,545,378	$5,644,604	$312,832	$72,151

The accompanying notes are an integral part of these financial statements.

111

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	International Portfolio		Capital Appreciation Portfolio		Millennium Portfolio		International Small-Mid Company Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$2,624,851	$2,763,902	$440,218	$512,592	$(139,899)	$(265,247)	$401,535	$759,480
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	5,982,133	5,625,132	4,132,392	13,380,126	2,596,773	5,455,807	88,653	7,051,106
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	2,410,584	(36,962,218)	3,685,082	(15,407,876)	689,980	(5,423,430)	5,243,829	(20,184,071)

Change in net assets from operations	11,017,568	(28,573,184)	8,257,692	(1,515,158)	3,146,854	(232,870)	5,734,017	(12,373,485)

Distributions to shareholders:
Distributions from net investment income	—	—	—	(471,108)	—	—	—	—

Capital transactions:
Received from shares sold	6,676,824	26,491,894	4,029,966	13,034,340	1,738,427	6,473,011	5,518,432	11,780,860
Received from dividends reinvested	—	—	—	471,108	—	—	—	—
Paid for shares redeemed	(18,457,505)	(38,194,519)	(15,235,240)	(26,649,763)	(4,450,841)	(11,842,246)	(8,803,953)	(20,534,648)

Change in net assets from capital transactions	(11,780,681)	(11,702,625)	(11,205,274)	(13,144,315)	(2,712,414)	(5,369,235)	(3,285,521)	(8,753,788)

Change in net assets	(763,113)	(40,275,809)	(2,947,582)	(15,130,581)	434,440	(5,602,105)	2,448,496	(21,127,273)
Net assets:
Beginning of period	172,809,983	213,085,792	114,670,478	129,801,059	36,475,228	42,077,333	57,485,307	78,612,580

End of period	$172,046,870	$172,809,983	$111,722,896	$114,670,478	$36,909,668	$36,475,228	$59,933,803	$57,485,307

Undistributed net investment income (loss)	$1,649,008	$(975,843)	$482,357	$42,139	$(139,899)	$—	$1,130,869	$729,334

The accompanying notes are an integral part of these financial statements.

112

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Aggressive Growth Portfolio		Small Cap Growth Portfolio		Mid Cap Opportunity Portfolio		S&P 500® Index Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(27,663)	$4,686	$(103,948)	$(199,385)	$(103,198)	$(190,720)	$1,536,368	$2,834,031
Net realized gain (loss) on investments and foreign currency related transactions	249,796	2,027,613	4,057,051	4,917,380	3,017,554	5,767,671	827,591	(572,071)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	3,916,282	(3,411,059)	150,891	(3,905,022)	4,208,873	(7,616,332)	13,501,253	489,142

Change in net assets from operations	4,138,415	(1,378,760)	4,103,994	812,973	7,123,229	(2,039,381)	15,865,212	2,751,102

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	—	—	—	(2,390,576)

Capital transactions
Received from shares sold	3,095,079	6,293,281	4,299,630	10,807,715	3,809,301	9,234,055	22,383,701	39,553,518
Received from dividends reinvested	—	—	—	—	—	—	—	2,390,576
Paid for shares redeemed	(4,094,615)	(8,916,428)	(5,810,341)	(12,221,376)	(9,034,289)	(16,499,127)	(21,998,193)	(47,804,467)

Change in net assets from capital transactions	(999,536)	(2,623,147)	(1,510,711)	(1,413,661)	(5,224,988)	(7,265,072)	385,508	(5,860,373)

Change in net assets	3,138,879	(4,001,907)	2,593,283	(600,688)	1,898,241	(9,304,453)	16,250,720	(5,499,847)
Net assets:
Beginning of period	25,755,345	29,757,252	31,498,747	32,099,435	61,062,990	70,367,443	170,679,207	176,179,054

End of period	$28,894,224	$25,755,345	$34,092,030	$31,498,747	$62,961,231	$61,062,990	$186,929,927	$170,679,207

Undistributed net investment income (loss)	$(24,612)	$3,051	$(103,948)	$—	$(103,198)	$—	$1,974,042	$437,674

The accompanying notes are an integral part of these financial statements.

113

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Strategic Value Portfolio		High Income Bond Portfolio		Capital Growth Portfolio		Nasdaq-100® Index Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$865,810	$1,209,761	$10,741,466	$21,132,185	$(154,901)	$(352,177)	$159,833	$225,802
Net realized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	333,259	957,858	1,633,140	4,997,438	2,234,697	8,111,683	1,443,187	7,286,117
Change in unrealized appreciation/depreciation on investments, foreign currency contracts, and other foreign currency related transactions	1,047,506	2,070,206	8,085,443	(13,026,934)	234,863	(9,323,741)	6,937,273	(5,817,310)

Change in net assets from operations	2,246,575	4,237,825	20,460,049	13,102,689	2,314,659	(1,564,235)	8,540,293	1,694,609

Distributions to shareholders:
Distributions from net investment income	—	(599,193)	—	—	—	—	—	(205,415)

Capital transactions:
Received from shares sold	12,803,073	23,250,524	50,822,065	88,330,748	7,928,019	21,876,325	13,002,463	21,724,700
Received from dividends reinvested	—	599,193	—	—	—	—	—	205,415
Paid for shares redeemed	(14,398,943)	(9,851,748)	(39,264,303)	(103,758,722)	(7,758,271)	(21,618,111)	(14,394,973)	(22,886,769)

Change in net assets from capital transactions	(1,595,870)	13,997,969	11,557,762	(15,427,974)	169,748	258,214	(1,392,510)	(956,654)

Change in net assets	650,705	17,636,601	32,017,811	(2,325,285)	2,484,407	(1,306,021)	7,147,783	532,540
Net assets:
Beginning of period	41,983,861	24,347,260	267,461,878	269,787,163	51,105,385	52,411,406	55,470,937	54,938,397

End of period	$42,634,566	$41,983,861	$299,479,689	$267,461,878	$53,589,792	$51,105,385	$62,618,720	$55,470,937

Undistributed net investment income (loss)	$1,426,113	$560,303	$31,873,651	$21,132,185	$(154,901)	$—	$180,220	$20,387

The accompanying notes are an integral part of these financial statements.

114

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Bristol Portfolio		Bryton Growth Portfolio		U.S. Equity Portfolio		Balanced Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$436,566	$980,932	$(503,231)	$(949,037)	$54,858	$87,152	$176,734	$382,509
Net realized gain (loss) on investments and foreign currency related transactions	274,003	13,130,771	2,418,493	23,283,240	(308,263)	890,153	204,924	351,511
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	5,845,019	(26,663,794)	10,413,129	(33,319,384)	1,427,229	(1,205,424)	1,275,175	(479,142)

Change in net assets from operations	6,555,588	(12,552,091)	12,328,391	(10,985,181)	1,173,824	(228,119)	1,656,833	254,878

Distributions to shareholders:
Distributions from net investment income	—	(910,805)	—	—	—	—	—	(324,529)

Capital transactions:
Received from shares sold	12,311,525	51,481,798	12,776,709	51,927,445	1,272,484	2,353,412	6,296,045	7,783,601
Received from dividends reinvested	—	910,805	—	—	—	—	—	324,529
Paid for shares redeemed	(28,001,067)	(28,902,202)	(37,929,002)	(22,913,491)	(1,279,232)	(3,298,269)	(2,643,534)	(5,474,697)

Change in net assets from capital transactions	(15,689,542)	23,490,401	(25,152,293)	29,013,954	(6,748)	(944,857)	3,652,511	2,633,433

Change in net assets	(9,133,954)	10,027,505	(12,823,902)	18,028,773	1,167,076	(1,172,976)	5,309,344	2,563,782
Net assets:
Beginning of period	192,672,135	182,644,630	155,440,585	137,411,812	13,336,011	14,508,987	17,056,728	14,492,946

End of period	$183,538,181	$192,672,135	$142,616,683	$155,440,585	$14,503,087	$13,336,011	$22,366,072	$17,056,728

Undistributed net investment income (loss)	$506,680	$70,114	$327,212	$830,443	$142,010	$87,152	$234,113	$57,379

The accompanying notes are an integral part of these financial statements.

115

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Income Opportunity Portfolio		Target VIP Portfolio		Target Equity/Income Portfolio		Bristol Growth Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011	Six-Month Period Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$53,938	$107,822	$207,712	$233,238	$246,212	$423,961	$222,312	$383,901
Net realized gain (loss) on investments, foreign currency related transactions, and written options	(185,664)	450,532	411,963	2,534,963	(2,602,987)	3,694,903	3,385,416	7,769,008
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	545,202	(687,249)	1,237,459	(3,060,087)	3,387,996	(6,895,822)	1,320,776	(9,674,876)

Change in net assets from operations	413,476	(128,895)	1,857,134	(291,886)	1,031,221	(2,776,958)	4,928,504	(1,521,967)

Distributions to shareholders:
Distributions from net investment income	—	—	—	(209,154)	—	(373,545)	—	(366,489)

Capital transactions:
Received from shares sold	3,199,776	3,882,060	2,134,357	3,992,391	2,053,830	4,881,643	8,320,651	31,340,964
Received from dividends reinvested ……	—	—	—	209,154	—	373,545	—	366,489
Paid for shares redeemed	(3,704,980)	(2,567,327)	(2,817,113)	(5,020,379)	(2,469,867)	(7,036,529)	(15,462,417)	(15,201,793)

Change in net assets from capital transactions	(505,204)	1,314,733	(682,756)	(818,834)	(416,037)	(1,781,341)	(7,141,766)	16,505,660

Change in net assets	(91,728)	1,185,838	1,174,378	(1,319,874)	615,184	(4,931,844)	(2,213,262)	14,617,204
Net assets:
Beginning of period	10,834,072	9,648,234	20,536,381	21,856,255	21,629,772	26,561,616	99,913,377	85,296,173

End of period	$10,742,344	$10,834,072	$21,710,759	$20,536,381	$22,244,956	$21,629,772	$97,700,115	$99,913,377

Undistributed net investment income	$161,781	$107,843	$231,796	$24,084	$296,628	$50,416	$239,718	$17,406

The accompanying notes are an integral part of these financial statements.

116

Ohio National Fund, Inc.

Financial Highlights

	Equity Portfolio						Money Market Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,
			2011	2010	2009	2008			2011	2010	2009	2008
Selected per-share data:
Net asset value, beginning of period	$18.88		$19.72	$18.31	$13.19	$29.65	$10.00		$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.15		0.21	0.04	0.05	0.22	—		—	—	—	0.17
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.07		(0.88)	1.41	5.11	(16.48)	—		—	—	—	—

Total from operations	1.22		(0.67)	1.45	5.16	(16.26)	—		—	—	—	0.17

Distributions:
Distributions from net investment income	—		(0.17)	(0.04)	(0.04)	(0.20)	—		—	—	—	(0.17)

Net asset value, end of period	$20.10		$18.88	$19.72	$18.31	$13.19	$10.00		$10.00	$10.00	$10.00	$10.00

Total return	6.46	%(b)	–3.38%	7.91%	39.11%	–54.81%	0.00	%(b)	0.00%	0.00%	0.00%	1.77%
Ratios and supplemental data:
Net assets at end of period (millions)	$183.2		$187.9	$219.4	$226.5	$187.5	$258.1		$286.2	$293.4	$341.2	$402.5
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.90	%(a)	0.87%	0.87%	0.88%	0.84%	0.08	%(a)	0.11%	0.17%	0.19%	0.32%
Net investment income	1.37	%(a)	1.00%	0.21%	0.27%	0.89%	0.00	%(a)	0.00%	0.00%	0.00%	1.72%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.90	%(a)	0.87%	0.87%	0.88%	0.84%	0.36	%(a)	0.34%	0.35%	0.36%	0.35%
Net investment income	1.37	%(a)	1.00%	0.21%	0.27%	0.89%	–0.28	%(a)	–0.23%	–0.18%	–0.17%	1.68%
Portfolio turnover rate	24%		54%	50%	24%	39%	0%		0%	0%	0%	0%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

117

Ohio National Fund, Inc.

Financial Highlights

	Bond Portfolio						Omni Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,
			2011	2010	2009	2008			2011	2010	2009	2008
Selected per-share data:
Net asset value, beginning of period	$14.05		$13.21	$12.25	$10.13	$11.44	$15.21		$16.08	$14.42	$11.02	$16.60
Operations:
Net investment income	0.24		0.48	0.52	0.49	1.04	0.12		0.25	0.28	0.29	0.40
Net realized and unrealized gain (loss) on investments and foreign currency related transaction	0.29		0.36	0.44	1.63	(2.35)	0.39		(0.91)	1.62	3.36	(5.63)

Total from operations	0.53		0.84	0.96	2.12	(1.31)	0.51		(0.66)	1.90	3.65	(5.23)

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.21)	(0.24)	(0.25)	(0.35)

Net asset value, end of period	$14.58		$14.05	$13.21	$12.25	$10.13	$15.72		$15.21	$16.08	$14.42	$11.02

Total return	3.77	%(b)	6.36%	7.84%	20.93%	–11.45%	3.35	%(b)	–4.12%	13.19%	33.15%	–31.46%
Ratios and supplemental data:
Net assets at end of period (millions)	$171.0		$162.0	$148.2	$137.9	$107.8	$32.9		$34.7	$41.2	$41.5	$34.9
Ratios to average net assets:
Expenses	0.67	%(a)	0.66%	0.67%	0.69%	0.66%	0.80	%(a)	0.77%	0.78%	0.79%	0.74%
Net investment income	3.49	%(a)	3.70%	3.91%	5.06%	5.35%	1.37	%(a)	1.40%	1.71%	2.18%	2.43%
Portfolio turnover rate	7%		15%	22%	27%	15%	99%		147%	182%	157%	128%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

118

Ohio National Fund, Inc.

Financial Highlights

	International Portfolio						Capital Appreciation Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,
			2011	2010	2009	2008			2011	2010	2009	2008
Selected per-share data:
Net asset value, beginning of period	$10.32		$12.20	$10.45	$7.56	$14.02	$19.95		$20.37	$17.45	$12.35	$20.45
Operations:
Net investment income	0.16		0.17	0.14	0.14	0.13	0.08		0.09	0.06	0.22	0.14
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	0.48		(2.05)	1.61	2.75	(6.59)	1.35		(0.43)	2.90	5.07	(8.12)

Total from operations	0.64		(1.88)	1.75	2.89	(6.46)	1.43		(0.34)	2.96	5.29	(7.98)

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.08)	(0.04)	(0.19)	(0.12)

Net asset value, end of period	$10.96		$10.32	$12.20	$10.45	$7.56	$21.38		$19.95	$20.37	$17.45	$12.35

Total return	6.20	%(b)	–15.41%	16.75%	38.23%	–46.08%	7.17	%(b)	–1.65%	16.99%	42.84%	–39.01%
Ratios and supplemental data:
Net assets at end of period (millions)	$172.0		$172.8	$213.1	$210.0	$179.7	$111.7		$114.7	$129.8	$126.3	$103.6
Ratios to average net assets:
Expenses	1.03	%(a)	1.02%	1.03%	1.07%	0.91%	0.91	%(a)	0.88%	0.89%	0.90%	0.87%
Net investment income	2.91	%(a)	1.41%	1.15%	1.47%	1.03%	0.76	%(a)	0.41%	0.31%	1.38%	0.71%
Portfolio turnover rate	34%		58%	67%	168%	214%	21%		61%	58%	84%	79%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

119

Ohio National Fund, Inc.

Financial Highlights

	Millennium Portfolio						International Small-Mid Company Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,
			2011	2010	2009	2008			2011	2010	2009	2008
Selected per-share data:
Net asset value, beginning of period	$21.50		$21.69	$17.45	$14.44	$25.13	$19.17		$23.24	$19.41	$13.29	$27.29
Operations:
Net investment income (loss)	(0.09)		(0.16)	(0.27)	(0.07)	(0.16)	0.15		0.26	0.07	0.07	0.08
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.97		(0.03)	4.51	3.08	(10.53)	1.76		(4.33)	3.76	6.05	(14.08)

Total from operations	1.88		(0.19)	4.24	3.01	(10.69)	1.91		(4.07)	3.83	6.12	(14.00)

Net asset value, end of period	$23.38		$21.50	$21.69	$17.45	$14.44	$21.08		$19.17	$23.24	$19.41	$13.29

Total return	8.74	%(b)	–0.88%	24.30%	20.84%	–42.54%	9.96	%(b)	–17.51%	19.73%	46.05%	–51.30%
Ratios and supplemental data:
Net assets at end of period (millions)	$36.9		$36.5	$42.1	$110.3	$34.2	$59.9		$57.5	$78.6	$71.1	$52.7
Ratios to average net assets:
Expenses	0.98	%(a)	0.94%	0.92%	0.93%	0.92%	1.21	%(a)	1.20%	1.25%	1.28%	1.19%
Net investment income (loss)	–0.75	%(a)	–0.65%	–0.69%	–0.67%	–0.70%	1.29	%(a)	1.07%	0.32%	0.47%	0.36%
Portfolio turnover rate	155%		228%	254%	248%	224%	28%		67%	81%	125%	75%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

120

Ohio National Fund, Inc.

Financial Highlights

	Aggressive Growth Portfolio						Small Cap Growth Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,
			2011	2010	2009	2008			2011	2010	2009	2008
Selected per-share data:
Net asset value, beginning of period	$7.74		$8.17	$7.43	$5.21	$9.25	$13.21		$12.86	$9.89	$6.56	$12.54
Operations:
Net investment income (loss)	(0.01)		—	0.01	(0.02)	(0.01)	(0.05)		(0.08)	(0.07)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.26		(0.43)	0.73	2.24	(4.03)	1.79		0.43	3.04	3.39	(5.90)

Total from operations	1.25		(0.43)	0.74	2.22	(4.04)	1.74		0.35	2.97	3.33	(5.98)

Net asset value, end of period	$8.99		$7.74	$8.17	$7.43	$5.21	$14.95		$13.21	$12.86	$9.89	$6.56

Total return	16.15	%(b)	–5.26%	9.96%	42.61%	–43.68%	13.17	%(b)	2.72%	30.03%	50.76%	–47.69%
Ratios and supplemental data:
Net assets at end of period (millions)	$28.9		$25.8	$29.8	$27.2	$18.0	$34.1		$31.5	$32.1	$22.8	$13.2
Ratios to average net assets:
Expenses	0.98	%(a)	1.04%	1.05%	1.04%	0.98%	1.09	%(a)	1.08%	1.13%	1.21%	1.18%
Net investment income (loss)	–0.19	%(a)	0.02%	0.17%	–0.23%	–0.04%	–0.62	%(a)	–0.60%	–0.70%	–0.77%	–0.84%
Portfolio turnover rate	7%		47%	37%	28%	43%	30%		58%	94%	50%	37%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

121

Ohio National Fund, Inc.

Financial Highlights

	Mid Cap Opportunity Portfolio						S&P 500® Index Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,
			2011	2010	2009	2008			2011	2010	2009	2008
Selected per-share data:
Net asset value, beginning of period	$17.81		$18.43	$15.41	$10.96	$22.50	$13.25		$13.21	$11.69	$9.41	$15.36
Operations:
Net investment income (loss)	(0.03)		(0.06)	(0.06)	(0.05)	(0.07)	0.12		0.22	0.19	0.17	0.24
Net realized and unrealized gain (loss) on investments	2.12		(0.56)	3.08	4.50	(11.47)	1.10		0.01	1.50	2.26	(5.98)

Total from operations	2.09		(0.62)	3.02	4.45	(11.54)	1.22		0.23	1.69	2.43	(5.74)

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.19)	(0.17)	(0.15)	(0.21)

Net asset value, end of period	$19.90		$17.81	$18.43	$15.41	$10.96	$14.47		$13.25	$13.21	$11.69	$9.41

Total return	11.73	%(b)	–3.36%	19.60%	40.60%	–51.29%	9.21	%(b)	1.77%	14.45%	25.83%	–37.30%
Ratios and supplemental data:
Net assets at end of period (millions)	$63.0		$61.1	$70.4	$63.5	$79.6	$186.9		$170.7	$176.2	$160.7	$106.2
Ratios to average net assets:
Expenses	0.99	%(a)	0.96%	0.98%	0.97%	0.94%	0.49	%(a)	0.47%	0.49%	0.51%	0.48%
Net investment income (loss)	–0.32	%(a)	–0.29%	–0.35%	–0.27%	–0.53%	1.66	%(a)	1.62%	1.59%	1.85%	1.85%
Portfolio turnover rate	22%		51%	56%	276%	297%	3%		9%	8%	21%	12%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

122

Ohio National Fund, Inc.

Financial Highlights

	Strategic Value Portfolio						High Income Bond Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,
			2011	2010	2009	2008			2011	2010	2009	2008
Selected per-share data:
Net asset value, beginning of period	$10.50		$9.36	$8.64	$7.97	$11.81	$12.97		$12.31	$10.79	$7.21	$9.68
Operations:
Net investment income	0.23		0.33	0.35	0.27	0.56	0.46		1.08	0.58	0.46	0.68
Net realized and unrealized gain (loss) on investmentsand foreign currency related transactions	0.34		0.98	0.68	0.65	(3.91)	0.51		(0.42)	0.94	3.12	(3.15)

Total from operations	0.57		1.31	1.03	0.92	(3.35)	0.97		0.66	1.52	3.58	(2.47)

Distributions:
Distributions from net investment income	—		(0.17)	(0.24)	(0.25)	(0.49)	—		—	—	—	—
Return of capital distributions	—		—	(0.07)	—	—	—		—	—	—	—

Total distributions	—		(0.17)	(0.31)	(0.25)	(0.49)	—		—	—	—	—

Net asset value, end of period	$11.07		$10.50	$9.36	$8.64	$7.97	$13.94		$12.97	$12.31	$10.79	$7.21

Total return	5.43	%(b)	14.03%	11.98%	11.52%	–28.27%	7.48	%(b)	5.36%	14.09%	49.65%	–25.52%
Ratios and supplemental data:
Net assets at end of period (millions)	$42.6		$42.0	$24.3	$19.8	$13.3	$299.5		$267.5	$269.8	$159.9	$71.3
Ratios to average net assets:
Expenses	0.93	%(a)	0.96%	0.96%	1.02%	0.96%	0.81	%(a)	0.78%	0.81%	0.88%	0.88%
Net investment income	4.06	%(a)	4.07%	4.11%	4.31%	4.68%	7.49	%(a)	7.69%	8.03%	9.14%	8.77%
Portfolio turnover rate	18%		19%	31%	42%	162%	15%		35%	33%	20%	18%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

123

Ohio National Fund, Inc.

Financial Highlights

	Capital Growth Portfolio						Nasdaq-100® Index Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,
			2011	2010	2009	2008			2011	2010	2009	2008
Selected per-share data:
Net asset value, beginning of period	$27.00		$27.68	$20.29	$15.00	$23.57	$5.85		$5.69	$4.78	$3.11	$5.36
Operations:
Net investment income (loss)	(0.08)		(0.19)	(0.11)	—	(0.12)	0.02		0.02	0.02	0.01	—
Net realized and unrealized gain (loss) on investments	1.35		(0.49)	7.50	5.29	(8.45)	0.87		0.16	0.91	1.66	(2.25)

Total from operations	1.27		(0.68)	7.39	5.29	(8.57)	0.89		0.18	0.93	1.67	(2.25)

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.02)	(0.02)	—	—

Net asset value, end of period	$28.27		$27.00	$27.68	$20.29	$15.00	$6.74		$5.85	$5.69	$4.78	$3.11

Total return	4.70	%(b)	–2.46%	36.42%	35.27%	–36.36%	15.21	%(b)	3.19%	19.38%	53.70%	–41.98%
Ratios and supplemental data:
Net assets at end of period (millions)	$53.6		$51.1	$52.4	$36.8	$27.1	$62.6		$55.5	$54.9	$47.6	$28.1
Ratios to average net assets:
Expenses	1.04	%(a)	1.02%	1.04%	1.07%	1.04%	0.54	%(a)	0.52%	0.54%	0.56%	0.54%
Net investment income (loss)	–0.56	%(a)	–0.64%	–0.50%	0.02%	–0.66%	0.50	%(a)	0.41%	0.39%	0.19%	0.01%
Portfolio turnover rate	20%		44%	56%	67%	63%	14%		44%	30%	29%	27%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

124

Ohio National Fund, Inc.

Financial Highlights

	Bristol Portfolio						Bryton Growth Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,
			2011	2010	2009	2008			2011	2010	2009	2008
Selected per-share data:
Net asset value, beginning of period	$11.56		$12.51	$11.12	$8.23	$14.02	$12.31		$13.57	$10.94	$8.06	$13.33
Operations:
Net investment income (loss)	0.03		0.06	0.07	0.06	0.11	(0.04)		(0.08)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.32		(0.95)	1.39	2.89	(5.80)	0.98		(1.18)	2.69	2.93	(5.22)

Total from operations	0.35		(0.89)	1.46	2.95	(5.69)	0.94		(1.26)	2.63	2.88	(5.27)

Distributions:
Distributions from net investment income	—		(0.06)	(0.07)	(0.06)	(0.10)	—		—	—	—	—

Net asset value, end of period	$11.91		$11.56	$12.51	$11.12	$8.23	$13.25		$12.31	$13.57	$10.94	$8.06

Total return	3.03	%(b)	–7.16%	13.10%	35.83%	–40.54%	7.64	%(b)	–9.29%	24.04%	35.73%	–39.53%
Ratios and supplemental data:
Net assets at end of period (millions)	$183.5		$192.7	$182.6	$142.8	$81.5	$142.6		$155.4	$137.4	$113.4	$59.0
Ratios to average net assets:
Expenses	0.88	%(a)	0.84%	0.86%	0.89%	0.90%	0.95	%(a)	0.91%	0.93%	0.96%	0.96%
Net investment income (loss)	0.44	%(a)	0.52%	0.70%	0.79%	1.13%	–0.65	%(a)	–0.67%	–0.49%	-0.64%	–0.62%
Portfolio turnover rate	134%		198%	253%	223%	184%	68%		156%	118%	82%	54%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

125

Ohio National Fund, Inc.

Financial Highlights

	U.S. Equity Portfolio						Balanced Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,
			2011	2010	2009	2008			2011	2010	2009	2008
Selected per-share data:
Net asset value, beginning of period	$10.03		$10.23	$9.16	$7.91	$15.45	$13.91		$13.87	$13.13	$10.74	$14.70
Operations:
Net investment income	0.04		0.07	0.08	0.07	0.14	0.11		0.31	0.32	0.29	0.25
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.84		(0.27)	1.06	1.24	(7.56)	1.19		(0.00)	0.70	2.39	(4.21)

Total from operations	0.88		(0.20)	1.14	1.31	(7.42)	1.30		0.31	1.02	2.68	(3.96)

Distributions:
Distributions from net investment income	—		—	(0.07)	(0.06)	(0.12)	—		(0.27)	(0.28)	(0.29)	—

Net asset value, end of period	$10.91		$10.03	$10.23	$9.16	$7.91	$15.21		$13.91	$13.87	$13.13	$10.74

Total return	8.77	%(b)	–1.96%	12.46%	16.57%	–47.98%	9.35	%(b)	2.29%	7.78%	24.92%	–26.94%
Ratios and supplemental data:
Net assets at end of period (millions)	$14.5		$13.3	$14.5	$14.6	$13.0	$22.4		$17.1	$14.5	$13.6	$9.6
Ratios to average net assets:
Expenses	1.00	%(a)	0.99%	1.01%	1.04%	0.96%	0.94	%(a)	0.94%	0.99%	1.08%	1.09%
Net investment income	0.75	%(a)	0.61%	0.86%	0.90%	1.19%	1.88	%(a)	2.33%	2.48%	2.99%	2.29%
Portfolio turnover rate	17%		75%	98%	173%	216%	35%		47%	56%	72%	80%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

126

Ohio National Fund, Inc.

Financial Highlights

	Income Opportunity Portfolio						Target VIP Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,
			2011	2010	2009	2008			2011	2010	2009	2008
Selected per-share data:
Net asset value, beginning of period	$11.86		$11.99	$11.19	$9.89	$12.49	$8.89		$9.11	$7.72	$6.81	$12.23
Operations:
Net investment income (loss)	0.07		0.11	0.08	0.01	0.10	0.09		0.10	0.13	0.11	0.12
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	0.39		(0.24)	0.72	1.29	(2.70)	0.72		(0.23)	1.37	0.90	(5.42)

Total from operations	0.46		(0.13)	0.80	1.30	(2.60)	0.81		(0.13)	1.50	1.01	(5.30)

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.09)	(0.11)	(0.10)	(0.12)

Net asset value, end of period	$12.32		$11.86	$11.99	$11.19	$9.89	$9.70		$8.89	$9.11	$7.72	$6.81

Total return	3.88	%(b)	–1.08%	7.15%	13.14%	–20.82%	9.11	%(b)	–1.41%	19.47%	14.77%	–43.34%
Ratios and supplemental data:
Net assets at end of period (millions)	$10.7		$10.8	$9.6	$6.7	$4.5	$21.7		$20.5	$21.9	$20.6	$18.2
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.15	%(a)	1.18%	1.27%	1.56%	1.62%	0.86	%(a)	0.84%	0.82%	0.83%	0.80%
Net investment income (loss)	0.97	%(a)	1.04%	0.89%	0.40%	0.98%	1.91	%(a)	1.07%	1.50%	1.53%	1.45%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.15	%(a)	1.18%	1.30%	1.56%	1.62%	0.86	%(a)	0.84%	0.82%	0.83%	0.80%
Net investment income (loss)	0.97	%(a)	1.04%	0.87%	0.40%	0.98%	1.91	%(a)	1.07%	1.50%	1.53%	1.45%
Portfolio turnover rate	27%		114%	92%	200%	203%	70%		79%	92%	91%	79%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

127

Ohio National Fund, Inc.

Financial Highlights

	Target Equity/Income Portfolio						Bristol Growth Portfolio
	Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2012 (Unaudited)		Years Ended December 31,
			2011	2010	2009	2008			2011	2010	2009	2008
Selected per-share data:
Net asset value, beginning of period	$7.52		$8.61	$7.07	$6.41	$12.00	$9.63		$9.84	$8.75	$6.15	$10.35
Operations:
Net investment income	0.09		0.15	0.12	0.15	0.19	0.02		0.04	0.02	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.27		(1.11)	1.52	0.64	(5.61)	0.42		(0.21)	1.10	2.59	(4.21)

Total from operations	0.36		(0.96)	1.64	0.79	(5.42)	0.44		(0.17)	1.12	2.60	(4.20)

Distributions:
Distributions from net investment income	—		(0.13)	(0.10)	(0.13)	(0.17)	—		(0.04)	(0.03)	—	—

Net asset value, end of period	$7.88		$7.52	$8.61	$7.07	$6.41	$10.07		$9.63	$9.84	$8.75	$6.15

Total return	4.79	%(b)	–11.09%	23.23%	12.33%	–45.07%	4.57	%(b)	–1.77%	12.79%	42.28%	–40.58%
Ratios and supplemental data:
Net assets at end of period (millions)	$22.2		$21.6	$26.6	$22.6	$24.1	$97.7		$99.9	$85.3	$10.5	$4.8
Ratios to average net assets:
Expenses	0.86	%(a)	0.78%	0.78%	0.79%	0.74%	0.95	%(a)	0.90%	0.93%	1.29%	1.26%
Net investment income	2.21	%(a)	1.75%	1.56%	2.03%	2.05%	0.43	%(a)	0.41%	0.63%	0.26%	0.18%
Portfolio turnover rate	81%		99%	90%	95%	105%	125%		187%	268%	218%	175%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

128

Ohio National Fund, Inc.

Notes to Financial Statements	June 30, 2012 (Unaudited)

(1)	Organization

Ohio National Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "40 Act"), as an open-end management investment company. The Fund consists of twenty-four separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

¢	Equity Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities.

¢	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

¢

Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

¢	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

¢	International Portfolio — Long-term growth of capital by investing at least 80% of its assets in securities of foreign companies.

¢

Capital Appreciation Portfolio — Long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

¢	Millennium Portfolio — Capital growth by investing primarily in common stocks of small sized companies.

¢	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

¢	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

¢	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

¢

Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

¢	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index, at a risk level consistent with that of the Standard & Poor’s 500® Index.

¢	Strategic Value Portfolio — Growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

¢

High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

¢	Capital Growth Portfolio — Long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

¢

Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the 40 Act.

¢	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

¢

U.S. Equity Portfolio — Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

¢

Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

129	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

¢	Income Opportunity Portfolio — Modest capital appreciation and maximization of realized gains by investing in equity securities traded in the U.S.

¢	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

¢	Target Equity/Income Portfolio — Above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

¢	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 550 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares

Equity	30,000,000
Money Market	80,000,000
Bond	30,000,000
Omni	10,000,000
International	45,000,000
Capital Appreciation	15,000,000
Millennium	10,000,000
International Small-Mid Company	10,000,000
Aggressive Growth	10,000,000
Small Cap Growth	10,000,000
Mid Cap Opportunity	10,000,000
S&P 500® Index	35,000,000

Portfolio	Authorized Shares

Strategic Value	10,000,000
High Income Bond	60,000,000
Capital Growth	10,000,000
Nasdaq-100® Index	25,000,000
Bristol	40,000,000
Bryton Growth	35,000,000
U.S. Equity	10,000,000
Balanced	10,000,000
Income Opportunity	10,000,000
Target VIP	10,000,000
Target Equity/Income	10,000,000
Bristol Growth	25,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

130	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Various investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 40 Act. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Option securities are valued on a composite close price basis. Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices, as provided by independent pricing services approved by the Board.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Repurchase agreements are valued at amortized cost, which approximates fair value.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those in North or South America, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

131	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of June 30, 2012:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Equity	Common Stocks	$179,883,136	$—	$—
	Preferred Stocks	2,440,200	—	—
	Money Market Funds	968,000	—	—

		$183,291,336	$—	$—

Money Market *	Commercial Paper	$—	$184,286,381	$—
	Asset-Backed Securities	—	2,155,161	—
	U.S. Treasury Obligations	—	9,999,404	—
	Money Market Funds	20,000,000	—	—
	Repurchase Agreements	—	40,000,000	—

		$20,000,000	$236,440,946	$—

Bond	Corporate Bonds	$—	$156,676,491	$—
	U.S. Treasury Obligations	—	8,535,938	—
	Repurchase Agreements	—	4,029,000	—

		$—	$169,241,429	$—

Omni	Common Stocks	$23,302,060	$—	$—
	Corporate Bonds	—	7,908,983	—
	U.S. Treasury Obligations	—	347,133	—
	Money Market Funds	1,101,000	—	—

		$24,403,060	$8,256,116	$—

International	Common Stocks	$42,276,615	$111,484,510	$—
	Preferred Stocks	889,794	—	—
	U.S. Treasury Obligations	—	99,982	—
	Money Market Funds	2,254,037	—	—

		$45,420,446	$111,584,492	$—

	Foreign currency contracts	$1,066,951	$—	$—

	Futures contracts	$17,173	$—	$—

Capital Appreciation	Common Stocks	$104,141,001	$2,940,094	$—
	Money Market Funds	3,739,000	—	—

		$107,880,001	$2,940,094	$—

Millennium	Common Stocks	$36,404,475	$—	$—
	Money Market Funds	1,033,000	—	—

		$37,437,475	$—	$—

International Small-Mid Company.	Common Stocks	$13,353,530	$41,917,904	$—
	Exchange Traded Funds	1,052,879	—	—
	Money Market Funds	4,349,814	—	—

		$18,756,223	$41,917,904	$—

132	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Aggressive Growth	Common Stocks	$24,234,623	$4,255,446	$—
	VVPR Strips	9	—	—
	Rights	30,518	—	—

		$24,265,150	$4,255,446	$—

Small Cap Growth	Common Stocks	$32,524,020	$—	$—
	Money Market Funds	1,563,000	—	—

		$34,087,020	$—	$—

Mid Cap Opportunity	Common Stocks	$62,257,566	$—	$—
	Money Market Funds	1,214,000	—	—

		$63,471,566	$—	$—

S&P 500® Index	Common Stocks	$182,032,831	$—	$—
	Exchange Traded Funds	4,752,416	—	—
	Repurchase Agreements	—	37,000	—

		$186,785,247	$37,000	$—

Strategic Value	Common Stocks	$32,377,673	$9,782,847	$—
	Money Market Funds	247,000	—	—

		$32,624,673	$9,782,847	$—

High Income Bond	Corporate Bonds	$—	$288,008,579	$—
	Common Stocks	87,616	—	—
	Preferred Stocks	308,275	—	—
	Warrants	71,894	—	—
	Other	13,671	—	—
	Money Market Funds	3,966,000	—	—

		$4,447,456	$288,008,579	$—

Capital Growth	Common Stocks	$53,019,480	$—	$—
	Money Market Funds	576,000	—	—

		$53,595,480	$—	$—

Nasdaq-100® Index	Common Stocks	$61,217,552	$—	$—
	Exchange Traded Funds	1,441,354	—	—

		$62,658,906	$—	$—

Bristol	Common Stocks	$180,015,892	$—	$—
	Money Market Funds	3,458,000	—	—

		$183,473,892	$—	$—

Bryton Growth	Common Stocks	$137,606,782	$—	$—
	Money Market Funds	4,132,000	—	—

		$141,738,782	$—	$—

U.S. Equity	Common Stocks	$14,396,798	$—	$—
	Money Market Funds	107,000	—	—

		$14,503,798	$—	$—

Balanced	Common Stocks	$14,595,492	$—	$—
	Corporate Bonds	—	5,837,718	—
	Exchange Traded Funds	466,340	—	—
	U.S. Treasury Obligations	—	837,664	—
	Money Market Funds	610,000	—	—

		$15,671,832	$6,675,382	$—

133	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Income Opportunity	Common Stocks	$10,874,077	$—	$—
	Purchased Options	7,920	—	—
	Money Market Funds	91,000	—	—

		$10,972,997	$—	$—

	Written Options	$(112,800)	$—	$—

Target VIP	Common Stocks	$21,350,147	$—	$—
	Money Market Funds	389,000	—	—

		$21,739,147	$—	$—

Target Equity/Income	Common Stocks	$21,792,635	$—	$—
	Money Market Funds	423,500	—	—

		$22,216,135	$—	$—

Bristol Growth	Common Stocks	$93,945,247	$—	$—
	Money Market Funds	3,534,000	—	—

		$97,479,247	$—	$—

•	At June 30, 2012, the Money Market Portfolio’s investments, with the exception of money market funds, were valued using amortized cost, in accordance with rules under the 40 Act. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Level 1 and Level 2 during the six-month period ended June 30, 2012.

Below is a reconciliation that details the activity of securities in Level 3 during the six-month period ended June 30, 2012:

	Aggressive Growth	S&P 500® Index	High Income Bond	Nasdaq-100® Index
Beginning Balance – January 1, 2012	$9	$198	$20,781	$776
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	19	427	12,907	1,669
Issuances	—	—	—	—
Settlements	—	(625)	—	(2,445)
Transfers out of Level 3 to Level 1 (due to availability of active market quotation)	(28)	—	—	—
Transfers out of Level 3 into Level 2 (due to availability of significant observable market inputs)	—	—	(33,688)	—

Ending Balance – June 30, 2012	$—	$—	$—	$—

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$19	$427	$12,907	$1,669

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

134	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund, may invest in securities of foreign issuers. Securities of foreign issuers that are purchased by the Money Market Portfolio are limited to 50% of that Portfolio’s assets and must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Repurchase Agreements

The Portfolios may acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

135	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also satisfy its distribution requirements by using consent dividends rather than cash dividends. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e., the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no subsequent events to report.

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and

136	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio's average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
Millennium
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
Aggressive Growth
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Money Market
0.30% of first $100 million [1]
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion
Omni
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion
International Small-Mid Company
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million
Small Cap Growth
0.90% of first $150 million
0.80% of next $150 million
0.75% over $300 million

Mid Cap Opportunity
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Strategic Value
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Capital Growth
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million
Bristol
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
U.S. Equity
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million
Balanced
0.65% of first $200 million
0.60% of next $300 million
0.55% over $500 million
Target VIP
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million
S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Bryton Growth
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Income Opportunity
0.80% of first $200 million
0.75% of next $300 million
0.70% over $500 million

137	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

Target Equity/Income
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million

Bristol Growth
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

[1]

For the six-month period ended June 30, 2012, ONI waived advisory fees in excess of an annualized rate of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of the waiver for the six-month period ended June 30, 2012 was $25,000. If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the six-month period ended June 30, 2012 would have been higher than the net expenses reflected in the Statements of Operations.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for the Equity, Omni, International, Capital Appreciation, Millennium, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, Target Equity/Income, and Bristol Growth Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Neuberger Berman Management LLC (“Neuberger Berman”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (Legg Mason)
0.40% of first $200 million
0.38% over $200 million
International (Federated Global)
0.40% of first $200 million
0.35% over $200 million
Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
Mid Cap Opportunity (GSAM)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million

Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
U.S. Equity (ICON)
0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million
Income Opportunity (ICON)
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
Millennium (Neuberger Berman)
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million

138	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

International Small-Mid Company (Federated Global)
0.75% of first $100 million
0.65% over $100 million
Small Cap Growth (Janus)
0.60% of next $150 million
0.50% over $150 million
Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million
Capital Growth (Eagle)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million

Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
Balanced (ICON)
0.40% of first $200 million
0.35% of next $300 million
0.30% over $500 million
Target VIP and Target Equity/Income (First Trust)
0.35% of first $500 million
0.25% over $500 million

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 84.7% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at June 30, 2012 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the six-month period ended June 30, 2012.

During the six-month period ended June 30, 2012, ONI voluntarily reimbursed the amount of daily gross expenses of the Money Market Portfolio in excess of daily income earned by the Portfolio. The amount reimbursed to the Portfolio for the six-month period ended June 30, 2012 was $349,795, of which $35,429 was receivable from ONI at June 30, 2012. This reimbursement is also not subject to recoupment in subsequent periods.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. For the six-month period ended June 30, 2012, the Fund incurred compliance expenses totaling $52,008, which was equally allocated to the Portfolios. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is currently paid a quarterly retainer fee of $8,000, $3,000 for each Board meeting attended, $1,000 for each Audit Committee meeting attended, and $500 for each other Board committee or independent directors meetings attended. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250. For the six-month period ended June 30, 2012, directors’ compensation and reimbursement of director expenses by the Fund totaled $139,805.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

139	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

(4)	Capital Share Transactions

Capital share transactions for the six-month period ended June 30, 2012 and the year ended 2011 were as follows:

	Equity		Money Market		Bond
	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
Capital shares issued on sales	238,385	941,226	9,016,417	32,550,831	2,297,200	3,958,882
Capital shares issued on reinvested dividends	—	91,840	—	—	—	—
Capital shares redeemed	(1,074,045)	(2,212,809)	(11,827,984)	(33,276,715)	(2,096,981)	(3,646,628)

Net increase/(decrease)	(835,660)	(1,179,743)	(2,811,567)	(725,884)	200,219	312,254

	Omni		International		Capital Appreciation
	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
Capital shares issued on sales	88,446	229,768	605,162	2,497,915	188,455	651,665
Capital shares issued on reinvested dividends	—	30,504	—	—	—	24,159
Capital shares redeemed	(274,680)	(543,608)	(1,651,877)	(3,222,960)	(710,556)	(1,300,067)

Net increase/(decrease)	(186,234)	(283,336)	(1,046,715)	(725,045)	(522,101)	(624,243)

	Millennium		International Small-Mid Company		Aggressive Growth
	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
Capital shares issued on sales	75,662	286,300	255,797	537,442	349,619	776,637
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(193,520)	(529,962)	(411,263)	(922,145)	(463,841)	(1,093,898)

Net increase/(decrease)	(117,858)	(243,662)	(155,466)	(384,703)	(114,222)	(317,261)

	Small Cap Growth		Mid Cap Opportunity		S&P 500® Index
	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
Capital shares issued on sales	295,454	810,468	192,527	509,487	1,581,254	2,954,040
Capital shares issued on reinvested dividends	—	—	—	—	—	184,032
Capital shares redeemed	(399,488)	(921,986)	(456,605)	(899,024)	(1,546,982)	(3,584,999)

Net increase/(decrease)	(104,034)	(111,518)	(264,078)	(389,537)	34,272	(446,927)

	Strategic Value		High Income Bond		Capital Growth
	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
Capital shares issued on sales	1,220,734	2,328,044	3,747,071	6,947,607	270,226	771,713
Capital shares issued on reinvested dividends	—	59,209	—	—	—	—
Capital shares redeemed	(1,366,356)	(990,362)	(2,890,261)	(8,236,398)	(267,275)	(772,696)

Net increase/(decrease)	(145,622)	1,396,891	856,810	(1,288,791)	2,951	(983)

140	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

	Nasdaq-100® Index		Bristol		Bryton Growth
	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
Capital shares issued on sales	1,968,725	3,696,576	988,862	4,320,041	918,580	4,275,291
Capital shares issued on reinvested dividends	—	35,054	—	77,847	—	—
Capital shares redeemed	(2,157,913)	(3,897,497)	(2,236,150)	(2,334,927)	(2,777,213)	(1,779,694)

Net increase/(decrease)	(189,188)	(165,867)	(1,247,288)	2,062,961	(1,858,633)	2,495,597

	U.S. Equity		Balanced		Income Opportunity
	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
Capital shares issued on sales	115,275	232,873	421,325	550,440	257,994	326,009
Capital shares issued on reinvested dividends	—	—	—	23,706	—	—
Capital shares redeemed	(115,264)	(322,718)	(177,403)	(392,980)	(299,660)	(217,024)

Net increase/(decrease)	11	(89,845)	243,922	181,166	(41,666)	108,985

	Target VIP		Target Equity/Income		Bristol Growth
	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011	Six-Month Period Ended 6/30/2012 (Unaudited)	Year Ended 12/31/2011
Capital shares issued on sales	223,153	420,361	261,686	596,268	798,457	3,189,221
Capital shares issued on reinvested dividends	—	23,633	—	50,753	—	37,666
Capital shares redeemed	(294,793)	(533,998)	(313,630)	(857,927)	(1,472,040)	(1,519,700)

Net increase/(decrease)	(71,640)	(90,004)	(51,944)	(210,906)	(673,583)	1,707,187

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2012 were as follows:

	Equity	Bond	Omni	International	Capital Appreciation	Millennium
Cost of purchases	$45,137,134	$13,413,489	$33,293,120	$56,749,244	$23,667,164	$57,504,262
Proceeds from sales	$57,504,356	$6,107,320	$35,601,445	$68,462,586	$36,086,451	$60,550,110

	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value
Cost of purchases	$16,264,464	$1,835,260	$9,771,023	$14,350,456	$8,989,785	$8,990,173
Proceeds from sales	$20,058,901	$2,084,369	$12,729,162	$20,198,257	$6,462,221	$7,765,783

	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity
Cost of purchases	$62,930,769	$10,823,237	$9,022,176	$257,845,167	$103,068,731	$2,493,172
Proceeds from sales	$41,812,598	$11,252,198	$10,118,118	$266,748,566	$119,665,846	$2,515,456

	Balanced	Income Opportunity	Target VIP	Target Equity/ Income	Bristol Growth
Cost of purchases	$8,934,706	$3,821,594	$14,984,309	$17,749,402	$126,868,949
Proceeds from sales	$6,277,229	$4,459,682	$15,519,395	$17,952,071	$131,878,795

141	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

Cost of purchases and proceeds from sales of government securities for the six-month period ended June 30, 2012 were as follows:

	Bond	Balanced
Cost of purchases	$9,454,531	$904,205
Proceeds from sales	$5,593,086	$213,719

(6)	Financial Instruments

The Fund’s Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Income Opportunity Portfolio wrote call options and purchased put options on the S&P 500 Index during the six-month period ended June 30, 2012. These instruments are used by the Portfolio to provide a hedge against equity price risk. During a period in which the prices of the Portfolio’s common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolio.

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Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

The Income Opportunity Portfolio’s written call options are collateralized by cash and/or securities held with the Portfolio’s prime broker and in a segregated account at the Portfolio’s custodian. Such collateral for the Portfolio is restricted from use. The cash collateral or borrowings from the prime broker, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral are noted as such on the Portfolio’s Schedule of Investments. Written and purchased options are non-income producing securities.

The activity in the number of option contracts written and the premiums received by the Income Opportunity Portfolio for the six-month period ended June 30, 2012 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	50	$102,249
Options written	430	875,936
Options exercised	—	—
Options expired	—	—
Options closed	(450)	(939,286)

Options outstanding, end of period	30	$38,899

Transactions involving purchased options by the Income Opportunity Portfolio for the six-month period ended June 30, 2012 were: Cost of purchases: $764,708, Proceeds from sales: $411,216, Expirations: $356,398.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other

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Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

At June 30, 2012, there was one outstanding futures contract in the International Portfolio. Details of this contract were as follows:

Type	Description	Expiration	Number of contracts	Counterparty	Contract at value	Initial contract amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	DAX Index Futures	September 21, 2012	2	JPMorgan Securities Inc.	$405,687	$388,514	$17,173	$16,494

The International Portfolio’s holding of a U.S. Treasury Bill, as noted on the Portfolio’s Schedule of Investments, was partially pledged at June 30, 2012 as collateral for this contract. The cost and value of the amount pledged at June 30, 2012 were $49,889 and $49,491, respectively.

This futures contract was executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. There were other index futures contracts that were executed and closed in the International Portfolio during the six-month period ended June 30, 2012. These were executed for similar purposes as those for futures contracts outstanding at June 30, 2012. For the six-month period ended June 30, 2012, the notional values of futures contracts opened and closed prior to contract settlement date by the International Portfolio were approximately $1.3 million and $2.8 million, respectively.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio and High Income Bond Portfolio may engage in such transactions to implement their investment strategies.

The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Portfolio manager believes that the currency of a particular

144	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency. At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

145	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

Details of the foreign currency contracts outstanding in the International Portfolio at June 30, 2012 are as follows:

Contracts to buy foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
April 18, 2012	July 13, 2012	HSBC	2,989,000 SGD	$ 2,390,913	$2,359,577	$(31,336)
April 30, 2012	August 3, 2012	JPM	27,024,000 SEK	$ 4,001,333	$3,902,169	$(99,164)
May 18, 2012	August 22, 2012	HSBC	4,400,000 NZD	$ 3,300,660	$3,510,233	$209,573
May 18, 2012	August 22, 2012	HSBC	3,425,000 AUD	$ 3,341,344	$3,489,103	$147,759
June 6, 2012	September 6, 2012	HSBC	93,520,900 INR	$ 1,660,233	$1,652,965	$(7,268)
June 6, 2012	September 10, 2012	HSBC	3,249,882 TRY	$ 1,732,531	$1,770,,890	$38,359
June 11, 2012	September 13, 2012	JPM	5,592,550 GBP	$ 8,667,334	$8,757,116	$89,782
June 11, 2012	September 13, 2012	JPM	3,200,000 GBP	$ 4,962,650	$5,010,732	$48,082
June 11, 2012	September 13, 2012	HSBC	1,870,000 GBP	$ 2,897,228	$2,928,147	$30,919
June 11, 2012	September 13, 2012	HSBC	8,474,000 CAD	$ 8,226,785	$8,310,110	$83,325

				$41,181,011	$41,691,042	$510,031

Contracts to sell foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
May 18, 2012	July 13, 2012	HSBC	$ 2,345,049	2,989,000 SGD	$2,359,576	$(14,527)
April 20, 2012	July 24, 2012	BONY	$11,306,135	8,550,000 EUR	$10,821,814	$484,321
June 6, 2012	September 10, 2012	HSBC	$ 7,751,888	612,104,600 JPY	$7,664,762	$87,126

			$21,403,072		$20,846,152	$556,920

Counterparties	Currencies
HSBC – HSBC Bank USA	SGD – Singapore Dollar
JPM – JPMorgan Securities, Inc.	SEK – Swedish Krona
BONY – Bank of New York Mellon	NZD – New Zealand Dollar
AUD – Australian Dollar
INR – Indian Rupee
TRY – Turkish Lira
GBP – British Pound
CAD – Canadian Dollar
JPY – Japanese Yen
EUR – Euro

Foreign currency contracts were executed in the International Portfolio in order to mitigate the effect that exchange rate volatility had on the valuation of the Portfolio’s investments that were either under-weighted or over-weighted in relation to the Portfolio’s benchmark index. The Portfolio was under-weighted in equity investments within the countries of Singapore, Sweden, New Zealand, Australia, India, Turkey, Great Britain, and Canada. The Portfolio executed contracts to buy those countries’ currencies to mitigate the effects that volatility in those currencies’ exchange rates might otherwise have on the Portfolio’s performance relative to the benchmark. The Portfolio was over-weighted in investments denominated in Euros and the Japanese Yen and, likewise, executed contracts to sell those currencies in order to mitigate the effect that volatility in the exchange rate might otherwise have on relative performance.

The Portfolio entered into other foreign currency contracts during the year for similar benchmark performance hedging purposes. The Portfolio also entered into contracts that were the inverse of previously executed contracts to effectively exit prior contracts earlier than stated contract delivery dates, as over-weights or under-weights were reduced, or as previously executed contracts resulted in an attractive return to the Portfolio. For the six-month period ended June 30, 2012, the notional value of foreign currency contracts executed by the International Portfolio were approximately $153 million for currencies bought and approximately $154 million for currencies sold.

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Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the six-month period ended, June 30, 2012 were as follows:

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
International	Contracts to buy foreign currencies	Currency exchange rate	$41,691,042	$(41,181,011)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$21,403,072	$(20,846,152)	(1)

	Futures contracts	Equity price	$405,687	$(388,514)	(2)

Income Opportunity	Purchased options	Equity price	$7,920	$—	(3)

	Written options	Equity price	$—	$(112,800)	(4)

(1)	Net unrealized appreciation on foreign currency contacts
(2)	Net unrealized appreciation on futures contracts
(3)	Investments in securities, at value
(4)	Options written, at value

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
International	Foreign currency contracts	Currency exchange rate	$1,542,304	$(918,257)	(1	), (2)

	Futures contracts	Equity price	$159,157	$(22,431)	(3	), (4)

Income Opportunity	Purchased options	Equity price	$(356,398)	$(649)	(5	), (6)

	Written options	Equity price	$(176,700)	$(51,150)	(7	), (8)

(1)	Net realized gain (loss) on foreign currency contracts
(2)	Change in unrealized appreciation/depreciation on foreign currency contracts
(3)	Net realized gain (loss) on futures contracts
(4)	Change in unrealized appreciation/depreciation on futures contracts
(5)	Net realized gain (loss) on investments
(6)	Change in unrealized appreciation/depreciation on investments
(7)	Net realized gain (loss) on written options
(8)	Change in unrealized appreciation/depreciation on written options

147	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

(7)	Federal Income Tax Information

At December 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
Equity	$321,507	$—	$321,507	$(123,643,544)	$13,323,732	$(109,998,305)
Money Market	—	—	—	—	—	—
Bond	5,641,940	—	5,641,940	(14,525,950)	10,219,346	1,335,336
Omni	73,015	—	73,015	(5,321,740)	(529,870)	(5,778,595)
International	1,009,365	—	1,009,365	(97,289,081)	14,233,660	(82,046,056)
Capital Appreciation	42,139	—	42,139	(16,735,939)	1,641,628	(15,052,172)
Millennium	—	—	—	(10,965,136)	2,237,944	(8,727,192)
International Small-Mid Company	729,334	—	729,334	(13,721,891)	3,767,028	(9,225,529)
Aggressive Growth	3,051	—	3,051	(705,633)	1,786,701	1,084,119
Small Cap Growth	—	1,520,144	1,520,144	—	2,116,465	3,636,609
Mid Cap Opportunity	—	—	—	(28,753,502)	1,873,368	(26,880,134)
S&P 500® Index	410,227	—	410,227	(3,391,706)	23,200,012	20,218,533
Strategic Value	560,303	—	560,303	(7,328,383)	4,479,652	(2,288,428)
High Income Bond	21,132,185	1,571,833	22,704,018	—	2,877,763	25,581,781
Capital Growth	—	2,703,559	2,703,559	—	6,331,429	9,034,988
Nasdaq-100® Index	20,387	4,861,825	4,882,212	—	7,927,608	12,809,820
Bristol	76,535	3,031,350	3,107,885	—	(6,752,424)	(3,644,539)
Bryton Growth	7,687,190	14,729,329	22,416,519	—	(5,770,617)	16,645,902
U.S. Equity	87,152	—	87,152	(6,285,039)	805,553	(5,392,334)
Balanced	57,379	—	57,379	(687,861)	719,151	88,669
Income Opportunity	107,766	—	107,766	(193,049)	694,856	609,573
Target VIP	24,084	—	24,084	(6,954,077)	30,621	(6,899,372)
Target Equity/Income	50,416	—	50,416	(12,624,380)	(3,060,798)	(15,634,762)
Bristol Growth	5,824,008	1,990,368	7,814,376	—	820,758	8,635,134

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarliy to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2011 that are available to offset future realized gains, if any:

	Total Loss Carryforward	Expiration
Portfolio		2012	2016	2017	2018	No Expiration Short Term	No Expiration Long Term
Equity	$123,643,544	$—	$68,747,789	$47,422,387	$3,017,740	$2,735,422	$1,720,206
Bond	14,525,950	—	5,003,196	9,522,754	—	—	—
Omni	5,321,740	—	26,015	5,295,725	—	—	—
International	97,289,081	—	31,496,951	65,792,130	—	—	—
Capital Appreciation	16,735,939	—	—	16,735,939	—	—	—
Millennium	10,965,136	—	3,453,066	7,512,070	—	—	—
International Small-Mid Company	13,721,891	—	2,829,458	10,892,433	—	—	—
Aggressive Growth	705,633	—	—	705,633	—	—	—
Mid Cap Opportunity	28,753,502	—	15,102,042	13,651,460	—	—	—
S&P 500® Index	3,391,706	134,482	1,597,902	218,356	1,311,938	—	129,028
Strategic Value	7,328,383	—	4,861,930	2,272,799	193,654	—	—
U.S. Equity	6,285,039	—	2,278,621	4,006,418	—	—	—
Balanced	687,861	—	146,267	541,594	—	—	—
Income Opportunity	193,049	—	—	52,609	140,440	—	—
Target VIP	6,954,077	—	—	6,954,077	—	—	—
Target Equity/Income	12,624,380	—	—	12,624,380	—	—	—

148	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act were effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the Act’s requirement that post-enactment capital losses be utilized before pre-enactment capital loss carryovers.

During the prior year, the Fund recorded reclassifications within the composition of net assets for permanent book/tax differences. These classifications were due principally to net operating losses, which for tax purposes cannot be used to offset future taxable income, and consent dividends. Consent dividends are constructive dividends in which distributions are deemed, for tax purposes, to be passed through from the Fund to shareholders upon written consent from all shareholders of the Fund. These classifications have no impact on the net asset values of the Fund and are designed to present the Fund’s accumulated net realized income and gain (loss) accounts on a tax basis.

The tax characteristics of distributions paid to shareholders for the year ended December 31, 2011 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Equity	$1,709,149	$—	$1,709,149
Omni	467,625	—	467,625
Capital Appreciation	471,108	—	471,108
S&P 500® Index	2,390,576	—	2,390,576
Strategic Value	599,193	—	599,193
Nasdaq-100® Index	205,415	—	205,415
Bristol	910,805	—	910,805
Balanced	324,529	—	324,529
Target VIP	209,154	—	209,154
Target Equity/Income	373,545	—	373,545
Bristol Growth	366,489	—	366,489

The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at June 30, 2012 for federal income tax purposes.

	Equity	Bond	Omni	International	Capital Appreciation	Millennium
Gross unrealized:
Appreciation	$27,191,163	$13,060,099	$2,337,665	$25,845,030	$12,001,177	$3,747,777
Depreciation	(7,189,033)	(314,207)	(1,427,581)	(7,074,315)	(5,657,289)	(105,967)

Net unrealized:
Appreciation	$20,002,130	$12,745,892	$910,084	$18,770,715	$6,343,888	$3,641,810

Aggregate cost of securities:	$163,289,206	$156,495,537	$31,749,092	$138,234,223	$104,476,207	$33,795,665

	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value
Gross unrealized:
Appreciation	$11,230,974	$7,595,596	$4,180,945	$9,838,802	$57,308,097	$6,021,095
Depreciation	(2,180,649)	(2,013,242)	(1,475,111)	(3,538,643)	(17,461,418)	(457,415)

Net unrealized:
Appreciation	$9,050,325	$5,582,354	$2,705,834	$6,300,159	$39,846,679	$5,563,680

Aggregate cost of securities:	$51,623,802	$22,938,242	$31,381,186	$57,171,407	$146,975,568	$36,843,840

149	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity
Gross unrealized:
Appreciation	$14,674,287	$10,695,824	$18,224,906	$11,652,287	$13,081,904	$2,704,625
Depreciation	(3,711,081)	(3,904,222)	(1,692,467)	(10,075,048)	(8,163,528)	(451,623)

Net unrealized:
Appreciation	$10,963,206	$6,791,602	$16,532,439	$1,577,239	$4,918,376	$2,253,002

Aggregate cost of securities:	$281,492,829	$46,803,878	$46,126,467	$181,896,653	$136,820,406	$12,250,796

	Balanced	Income Opportunity	Target VIP	Target Equity/ Income	Bristol Growth
Gross unrealized:
Appreciation	$2,373,086	$1,555,205	$2,765,305	$1,506,708	$6,843,774
Depreciation	(378,770)	(305,472)	(1,331,659)	(756,732)	(4,326,988)

Net unrealized:
Appreciation	$1,994,316	$1,249,733	$1,433,646	$749,976	$2,516,786

Aggregate cost of securities:	$20,352,898	$9,723,264	$20,305,501	$21,466,159	$94,962,461

(8)	New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2011-04 (“ASU 2011-04”), “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.

(9)	Legal Matters

In December 2007, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48 per share of consideration (the “Merger”). Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010 (the “Creditor Trust Action”), in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. Holmes TTEE, et. al., was initiated on December 23, 2010 (the “Litigation Trust Action”), in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger.

On January 4, 2012, the Fund was named in a second amended complaint in the Creditor Trust Action. The Target Equity/Income Portfolio composes part of the Fund. The value of the proceeds received by the Target Equity/Income Portfolio as a result of the Merger was $1,772,400. On March 2, 2012, the Fund moved the U.S. Bankruptcy Court for the Southern District of New York to dismiss it from the Creditor Trust Action. The outcome of these proceedings on the Portfolio cannot be predicted. Management of the Fund is currently assessing the cases and has not yet determined the potential effect, if any, on the net asset value of the Target Equity/Income Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received $34 per share of consideration. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

150	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al., was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court Southern District of Ohio Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios, was $37,910 and $384,200, respectively. The outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund is currently assessing the complaints and has not yet determined the potential effect, if any, on the respective net assets values of those Portfolios.

(10)	Special Meeting of Shareholders

In a special meeting held January 19, 2012, the Fund’s Board of Directors approved a proxy solicitation that included several issues proposed by the Fund’s management which required approval of Fund shareholders. As a result, a proxy statement and voting instructions were distributed to all owners of variable contracts having contract value allocated to investments in the Fund’s Portfolios as of January 23, 2012.

On April 17, 2012, a special meeting of shareholders was held to elect two Directors and to consider approval of certain issues. The two Directors were elected and all issues were approved by the shareholders. The detailed information regarding the votes cast is presented below:

Proposal 1 — To elect two Directors to the Board of Directors of Ohio National Fund, Inc. (voting in terms of Fund shares)

All Portfolios
John I. Von Lehman
Affirmative	175,606,247
Withheld	6,502,286
Madeline Ludow
Affirmative	174,885,093
Withheld	7,223,439

The other Fund Directors whose terms of office as a Director continued after the meeting were John J. Palmer, George M. Vredeveld, and James E. Bushman.

151	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

Proposal 2A—To approve amendments to certain fundamental policies of each Portfolio as non-fundamental policies of each Portfolio.

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
A-1 Industry Concentration
Affirmative	8,727,383	26,169,770	10,668,657	1,923,245	15,852,562	5,252,506	1,574,525	2,685,672	2,870,726	1,978,438	2,918,838	11,615,642
Against	204,186	136,859	137,963	85,581	205,676	72,715	4,610	59,691	220,851	100,761	55,016	264,928
Abstain	662,234	1,388,546	790,902	88,568	572,014	218,110	70,104	172,846	120,480	246,357	329,393	786,618
2A-2 Borrowing Limitations
Affirmative	7,984,379	24,970,764	10,380,977	1,842,571	15,360,372	5,095,807	1,419,484	2,541,197	2,826,416	1,910,730	2,803,288	10,955,618
Against	886,506	1,232,476	392,864	136,726	625,047	197,498	165,162	174,542	240,030	160,812	141,636	697,291
Abstain	722,919	1,491,935	823,681	118,097	644,833	250,026	64,594	202,469	145,611	254,013	358,323	1,014,280
A-3 Investments in Commodities
Affirmative	8,523,459	25,601,873	10,370,428	1,934,900	15,535,913	5,099,104	1,575,797	2,599,281	2,808,083	1,957,982	2,891,647	11,627,462
Against	397,626	718,808	366,339	81,835	482,794	226,591	15,041	138,160	281,726	79,084	84,270	259,295
Abstain	672,719	1,374,494	860,754	80,660	611,546	217,636	58,403	180,768	122,249	288,490	327,331	780,432
A-4 Underwriting Activities
Affirmative	8,396,173	24,805,194	10,556,000	1,909,031	15,743,013	5,198,498	1,434,966	2,626,164	2,823,386	1,946,481	2,865,634	11,572,775
Against	500,477	1,296,235	213,500	106,071	206,747	98,012	138,967	120,204	260,536	101,009	90,509	304,535
Abstain	697,153	1,593,747	828,020	82,292	680,492	246,821	75,307	171,840	128,135	278,067	347,105	789,879
A-5 Investments in Real Estate
Affirmative	8,503,220	25,278,654	10,578,274	1,956,117	15,578,915	5,106,572	1,570,587	2,634,931	2,880,996	1,980,131	2,902,551	11,437,778
Against	415,059	936,420	225,944	62,191	480,483	227,848	14,777	110,831	207,108	84,117	79,739	239,407
Abstain	675,524	1,480,101	793,303	79,087	570,854	208,912	63,876	172,447	123,953	261,308	320,958	990,004
A-6 Lending
Affirmative	8,439,179	24,843,655	10,468,114	1,913,543	15,397,939	5,093,776	1,564,706	2,574,963	2,796,976	1,912,824	2,872,268	11,131,998
Against	457,266	1,293,800	266,597	104,932	662,766	235,588	19,827	160,534	281,636	152,079	96,051	469,647
Abstain	697,358	1,557,720	862,810	78,918	569,548	213,967	64,706	182,712	133,446	260,652	334,928	1,065,544
A-7 Issuing Senior Securities
Affirmative	8,617,257	24,756,841	10,427,693	1,847,791	15,642,067	5,156,673	1,569,702	2,602,301	2,847,158	1,920,674	2,896,778	11,547,602
Against	300,131	1,555,644	235,661	119,951	350,620	163,894	18,102	119,579	234,076	109,893	69,086	271,457
Abstain	676,415	1,382,690	934,168	129,652	637,565	222,764	61,436	196,329	130,823	294,989	337,384	848,129

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
A-1 Industry Concentration
Affirmative	3,949,974	19,176,448	1,768,805	8,382,006	15,041,179	10,716,311	1,267,361	1,188,936	772,368	1,875,631	2,571,397	9,332,526
Against	42,083	392,214	25,352	457,405	319,488	240,870	10,110	1,456	—	96,536	70,269	216,622
Abstain	258,512	1,249,646	70,581	719,141	747,175	607,973	46,799	33,558	136,840	338,331	233,853	517,798
2A-2 Borrowing Limitations
Affirmative	3,834,240	18,326,830	1,683,274	7,889,992	14,478,749	10,394,062	1,256,027	1,157,603	766,196	1,864,828	2,570,580	9,026,726
Against	157,009	1,143,524	105,293	746,161	794,645	521,246	19,941	15,867	4,177	96,536	165,889	474,745
Abstain	259,321	1,347,954	76,171	922,399	834,449	649,847	48,302	50,480	138,835	349,134	139,050	565,475
A-3 Investments in Commodities
Affirmative	3,918,829	19,063,940	1,730,809	8,514,558	14,919,976	10,651,202	1,275,968	1,187,060	743,657	1,875,631	2,507,128	9,278,095
Against	73,638	512,361	53,820	273,745	435,595	301,543	—	2,468	35,493	96,536	229,611	271,229
Abstain	258,102	1,242,007	80,110	770,249	752,272	612,409	48,302	34,421	130,058	338,331	138,779	517,621

152	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
A-4 Underwriting Activities
Affirmative	3,904,770	18,789,515	1,738,861	8,364,427	14,793,573	10,588,885	1,263,451	1,174,247	768,665	1,866,812	2,571,462	9,195,235
Against	91,762	693,377	40,397	424,581	471,226	312,512	12,517	14,689	1,672	96,536	161,291	285,128
Abstain	254,038	1,335,415	85,481	769,543	843,044	663,757	48,302	35,014	138,871	347,150	142,765	586,583
A-5 Investments in Real Estate
Affirmative	3,874,372	18,867,185	1,738,434	8,380,749	14,854,577	10,600,893	1,275,968	1,181,736	777,184	1,866,812	2,575,113	9,201,866
Against	104,903	712,922	43,111	395,654	497,087	353,905	—	9,029	2,392	105,355	161,357	338,267
Abstain	271,294	1,238,200	83,193	782,149	756,179	610,356	48,302	33,185	129,632	338,331	139,050	526,812
A-6 Lending
Affirmative	3,867,389	18,780,845	1,750,369	7,996,496	14,769,434	10,532,657	1,267,545	1,175,774	769,424	1,874,768	2,556,965	9,181,131
Against	102,154	690,529	38,364	721,923	529,924	360,535	8,423	6,029	1,375	96,536	179,775	323,312
Abstain	281,026	1,346,933	76,006	840,132	808,485	671,963	48,302	42,146	138,409	339,194	138,779	562,503
A-7 Issuing Senior Securities
Affirmative	3,896,637	18,933,357	1,759,931	8,283,809	14,844,509	10,600,798	1,275,968	1,186,328	769,594	1,866,812	2,531,744	9,222,241
Against	64,425	630,290	35,781	554,600	480,841	313,455	—	2,828	2,312	96,536	200,808	286,076
Abstain	289,507	1,254,661	69,027	720,142	782,492	650,901	48,302	34,794	137,302	347,150	142,967	558,629

Proposal 2B — To approve the reclassification of certain investment policies as non-fundamental policies of each Portfolio.

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
B-1 Illiquid Investments
Affirmative	—	25,454,788	10,409,107	1,870,272	—	—	—	—	—	—	—	—
Against	—	882,325	247,194	95,822	—	—	—	—	—	—	—	—
Abstain	—	1,358,062	941,221	131,300	—	—	—	—	—	—	—	—
B-2 Illiquid Investments
Affirmative	8,299,855	25,426,439	10,397,731	1,857,482	15,300,405	5,042,493	1,405,645	2,625,861	2,810,451	1,937,701	2,877,074	11,094,612
Against	541,024	894,144	257,640	145,882	647,162	231,257	149,584	104,669	276,794	108,765	84,085	388,647
Abstain	752,925	1,374,592	942,151	94,031	682,686	269,581	94,011	187,679	124,812	279,090	342,089	1,183,930
B-3 Shorting Selling and Purchases on Margin
Affirmative	—	24,448,135	10,269,196	1,761,054	—	—	—	—	—	—	—	—
Against	—	1,824,284	379,481	133,609	—	—	—	—	—	—	—	—
Abstain	—	1,422,757	948,845	202,732	—	—	—	—	—	—	—	—
B-4 Shorting Selling and Purchases on Margin
Affirmative	—	—	—	—	14,798,833	—	—	2,557,776	—	—	—	—
Against	—	—	—	—	1,117,914	—	—	157,665	—	—	—	—
Abstain	—	—	—	—	713,505	—	—	202,769	—	—	—	—
B-5 When Issued and Delayed Delivery Securities
Affirmative	8,221,396	24,938,668	10,288,456	1,874,224	15,258,187	5,013,320	1,404,133	2,579,758	2,827,734	1,928,616	2,855,498	10,881,811
Against	587,890	1,017,377	308,072	85,797	668,648	250,363	156,004	121,695	256,284	115,140	82,622	447,548
Abstain	784,517	1,739,130	1,000,993	137,374	703,417	279,648	89,103	216,756	128,039	281,800	365,128	1,337,829
B-6 to B-15 Names Test
Affirmative	8,219,918	—	10,333,067	—	15,179,424	—	1,397,228	2,592,262	—	1,912,529	2,847,732	—
Against	542,835	—	255,010	—	704,592	—	159,218	124,468	—	126,207	73,024	—
Abstain	831,051	—	1,009,444	—	746,237	—	92,794	201,478	—	286,819	382,491	—

153	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
B-16 to B-18 Names Test
Affirmative	—	—	—	—	15,175,864	—	—	2,590,685	—	—	—	—
Against	—	—	—	—	711,023	—	—	123,750	—	—	—	—
Abstain	—	—	—	—	743,366	—	—	203,774	—	—	—	—
B-19 Foreign Securities
Affirmative	—	24,851,315	—	—	—	—	—	—	—	—	—	—
Against	—	1,487,439	—	—	—	—	—	—	—	—	—	—
Abstain	—	1,356,421	—	—	—	—	—	—	—	—	—	—
B-20 Foreign Securities
Affirmative	—	—	—	—	—	—	1,397,330	—	—	—	—	—
Against	—	—	—	—	—	—	159,753	—	—	—	—	—
Abstain	—	—	—	—	—	—	92,157	—	—	—	—	—
B-21 Foreign Securities
Affirmative	—	—	—	—	—	—	—	—	—	1,915,605	—	—
Against	—	—	—	—	—	—	—	—	—	130,903	—	—
Abstain	—	—	—	—	—	—	—	—	—	279,048	—	—

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
B-1 Illiquid Investments
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
B-2 Illiquid Investments
Affirmative	3,897,712	18,573,163	1,745,931	7,993,009	14,694,654	10,455,251	1,276,614	1,196,056	737,262	1,850,582	2,560,588	9,108,267
Against	91,574	880,528	38,036	1,102,428	574,017	422,860	—	3,298	36,599	96,536	101,855	376,168
Abstain	261,283	1,364,616	80,773	463,114	839,171	687,043	47,656	24,596	135,347	363,380	213,076	582,511
B-3 Shorting Selling and Purchases on Margin
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
B-4 Shorting Selling and Purchases on Margin
Affirmative	3,797,254	18,351,040	—	—	—	—	—	—	—	—	—	—
Against	182,837	1,194,823	—	—	—	—	—	—	—	—	—	—
Abstain	270,479	1,272,445	—	—	—	—	—	—	—	—	—	—
B-5 When Issued and Delayed Delivery Securities
Affirmative	3,889,368	18,370,874	1,743,413	7,956,525	14,546,651	10,346,041	1,261,253	1,177,967	734,875	1,849,719	2,563,366	9,045,092
Against	75,234	945,676	35,347	1,113,582	695,418	516,371	15,361	20,151	38,524	96,536	95,091	433,149
Abstain	285,969	1,501,757	85,979	488,444	865,773	702,742	47,656	25,833	135,809	364,243	217,062	588,704
B-6 to B-15 Names Test
Affirmative	—	18,597,593	—	—	—	—	1,252,288	1,180,252	—	—	—	—
Against	—	760,657	—	—	—	—	19,075	2,026	—	—	—	—
Abstain	—	1,460,057	—	—	—	—	52,907	41,672	—	—	—	—
B-16 to B-18 Names Test
Affirmative	—	—	—	—	—	—	—	1,180,252	—	—	—	9,047,430
Against	—	—	—	—	—	—	—	2,026	—	—	—	395,151
Abstain	—	—	—	—	—	—	—	41,672	—	—	—	624,365

154	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
B-19 Foreign Securities
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
B-20 Foreign Securities
Affirmative	—	—	1,735,487	—	—	—	—	—	—	—	—	—
Against	—	—	45,869	—	—	—	—	—	—	—	—	—
Abstain	—	—	83,382	—	—	—	—	—	—	—	—	—
B-21 Foreign Securities
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
B-22 Foreign Securities
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
B-23 Developed Markets
Affirmative	—	—	—	—	15,378,734	—	—	—	—	—	—	—
Against	—	—	—	—	573,583	—	—	—	—	—	—	—
Abstain	—	—	—	—	677,935	—	—	—	—	—	—	—
B-24 Second Tier Securities
Affirmative	—	24,707,562	—	—	—	—	—	—	—	—	—	—
Against	—	1,607,631	—	—	—	—	—	—	—	—	—	—
Abstain	—	1,379,982	—	—	—	—	—	—	—	—	—	—
B-25 Cash and US Treasury Securitites
Affirmative	—	25,568,541	—	—	—	—	—	—	—	—	—	—
Against	—	534,685	—	—	—	—	—	—	—	—	—	—
Abstain	—	1,591,949	—	—	—	—	—	—	—	—	—	—
B-26 Debt Securities
Affirmative	—	—	10,320,020	—	—	—	—	—	—	—	—	—
Against	—	—	268,352	—	—	—	—	—	—	—	—	—
Abstain	—	—	1,009,149	—	—	—	—	—	—	—	—	—
B-27 Equity Securities
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
B-28 Investment Grade Debt
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
B-29 Junk Bonds
Affirmative	8,089,169	24,108,609	10,202,459	1,747,839	15,062,928	4,927,983	1,381,600	2,525,487	2,740,916	1,878,019	2,804,180	10,947,345
Against	742,061	2,221,510	412,909	143,908	888,080	316,388	188,213	158,086	290,470	136,208	128,805	612,460
Abstain	762,574	1,365,056	982,154	205,647	679,244	298,960	79,427	234,635	180,671	311,329	370,262	1,107,384

155	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
B-30 Reverse Repurchase Agreements
Affirmative	8,210,435	23,953,831	10,263,236	1,867,046	15,312,202	4,992,337	1,398,370	2,573,189	2,809,259	1,916,062	2,859,616	10,775,961
Against	608,755	2,097,866	357,033	130,695	632,378	262,146	162,377	137,035	270,010	123,047	85,218	784,736
Abstain	774,613	1,643,478	977,252	99,654	685,673	288,848	88,493	207,984	132,789	286,447	358,413	1,106,492
B-31 Initial Public Offerings
Affirmative	—	—	—	—	15,375,624	—	1,411,562	—	2,843,499	1,940,867	2,870,060	—
Against	—	—	—	—	584,531	—	156,535	—	243,783	105,184	75,797	—
Abstain	—	—	—	—	670,097	—	81,143	—	124,776	279,505	357,391	—
B-32 Common Stocks
Affirmative	—	—	—	—	—	—	—	—	2,860,446	—	—	—
Against	—	—	—	—	—	—	—	—	227,755	—	—	—
Abstain	—	—	—	—	—	—	—	—	123,857	—	—	—

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
B-22 Foreign Securities
Affirmative	—	—	—	—	—	—	—	1,172,775	—	—	—	—
Against	—	—	—	—	—	—	—	9,029	—	—	—	—
Abstain	—	—	—	—	—	—	—	42,146	—	—	—	—
B-23 Developed Markets
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
B-24 Second Tier Securities
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
B-25 Cash and US Treasury Securitites
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
B-26 Debt Securities
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
B-27 Equity Securities
Affirmative	—	18,882,136	—	—	—	—	—	—	—	—	—	—
Against	—	669,857	—	—	—	—	—	—	—	—	—	—
Abstain	—	1,266,314	—	—	—	—	—	—	—	—	—	—
B-28 Investment Grade Debt
Affirmative	—	—	—	—	—	—	—	1,177,649	—	—	—	—
Against	—	—	—	—	—	—	—	5,866	—	—	—	—
Abstain	—	—	—	—	—	—	—	40,435	—	—	—	—
B-29 Junk Bonds
Affirmative	3,873,283	18,096,975	1,730,584	8,118,755	14,262,882	10,192,564	1,260,553	1,168,710	726,873	1,789,574	2,309,564	8,854,107
Against	91,124	1,411,479	49,666	1,032,754	959,239	643,139	10,810	13,093	47,414	166,621	437,260	591,905
Abstain	286,163	1,309,854	84,489	407,043	885,722	729,451	52,907	42,146	134,921	354,303	128,695	620,934

156	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
B-30 Reverse Repurchase Agreements
Affirmative	3,876,066	18,282,801	1,743,933	7,909,918	14,468,376	10,360,401	1,253,276	1,170,959	732,998	1,800,072	2,310,022	8,982,493
Against	76,495	1,151,109	35,629	1,245,284	730,091	500,413	18,087	3,968	40,863	146,438	357,289	461,497
Abstain	298,009	1,384,397	85,178	403,349	909,376	704,340	52,907	49,024	135,347	363,988	208,208	622,956
B-31 Initial Public Offerings
Affirmative	—	18,734,505	—	—	—	—	—	—	—	—	—	—
Against	—	813,793	—	—	—	—	—	—	—	—	—	—
Abstain	—	1,270,009	—	—	—	—	—	—	—	—	—	—
B-32 Common Stocks
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—

Proposal 2C — To approve the elimination of certain fundamental policies of each Portfolio.

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
C-1 Diversification
Affirmative	8,404,897	24,653,540	10,270,718	1,891,161	—	—	1,448,635	—	—	1,861,935	2,776,886	10,888,119
Against	383,733	1,619,962	344,964	113,206	—	—	109,694	—	—	163,537	169,041	880,515
Abstain	805,173	1,421,673	981,839	93,027	—	—	90,911	—	—	300,084	357,321	898,555
C-2 Diversification
Affirmative	8,405,326	24,583,277	10,248,897	1,894,133	—	—	1,437,245	—	—	1,893,227	2,778,301	11,007,768
Against	380,852	1,676,845	366,786	110,234	—	—	119,317	—	—	129,511	164,823	760,866
Abstain	807,626	1,435,053	981,839	93,027	—	—	92,678	—	—	302,817	360,124	898,555
C-3 Foreign Securities
Affirmative	—	24,785,965	10,306,150	1,878,891	—	—	—	—	—	—	—	—
Against	—	1,488,632	296,043	111,919	—	—	—	—	—	—	—	—
Abstain	—	1,420,578	995,328	106,584	—	—	—	—	—	—	—	—
C-4 Options
Affirmative	—	24,061,885	10,277,507	1,899,679	—	—	—	—	—	—	—	—
Against	—	2,127,299	296,852	90,232	—	—	—	—	—	—	—	—
Abstain	—	1,505,991	1,023,162	107,483	—	—	—	—	—	—	—	—
C-5 Futures and Options for Hedging
Affirmative	8,017,051	24,112,630	10,271,890	1,844,938	14,764,075	5,013,993	1,334,505	2,543,814	2,699,947	1,921,777	2,782,145	10,913,062
Against	698,150	2,068,981	316,651	118,280	1,192,412	289,929	228,888	165,340	394,897	121,964	174,941	798,263
Abstain	878,602	1,513,564	1,008,981	134,176	673,765	239,409	85,848	209,055	117,213	281,814	346,161	955,864
C-6 Joint Transactions
Affirmative	—	24,979,119	10,313,752	1,903,274	—	—	—	—	—	—	—	—
Against	—	1,017,489	282,285	104,643	—	—	—	—	—	—	—	—
Abstain	—	1,698,568	1,001,484	89,478	—	—	—	—	—	—	—	—
C-7 Investment Companies
Affirmative	8,259,503	25,083,001	10,287,093	1,914,424	—	—	1,467,432	—	—	1,908,218	2,830,391	11,186,347
Against	494,430	1,102,606	300,496	93,493	—	—	100,242	—	—	132,575	134,189	415,781
Abstain	839,870	1,509,569	1,009,932	89,478	—	—	81,566	—	—	284,763	338,668	1,065,060
C-8 Diversification
Affirmative	—	—	—	—	—	5,013,132	—	—	—	—	—	—
Against	—	—	—	—	—	277,271	—	—	—	—	—	—
Abstain	—	—	—	—	—	252,929	—	—	—	—	—	—

157	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
C-9 Diversification
Affirmative	—	—	—	—	—	4,993,594	—	—	—	—	—	—
Against	—	—	—	—	—	286,301	—	—	—	—	—	—
Abstain	—	—	—	—	—	263,437	—	—	—	—	—	—
C-10 Diversification
Affirmative	—	—	—	—	—	—	—	—	2,619,647	—	—	—
Against	—	—	—	—	—	—	—	—	423,132	—	—	—
Abstain	—	—	—	—	—	—	—	—	169,278	—	—	—
C-11 Diversification
Affirmative	—	—	—	—	15,187,280	—	—	2,573,321	—	—	—	—
Against	—	—	—	—	757,342	—	—	117,015	—	—	—	—
Abstain	—	—	—	—	685,630	—	—	227,873	—	—	—	—

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
C-1 Diversification
Affirmative	—	—	1,674,531	8,141,257	14,529,236	10,369,061	1,221,162	1,165,618	766,407	1,838,962	2,344,397	9,005,471
Against	—	—	104,870	971,366	759,287	542,675	57,683	8,031	4,652	105,355	332,600	502,608
Abstain	—	—	85,337	445,928	819,321	653,418	45,425	50,300	138,149	366,181	198,523	558,866
C-2 Diversification
Affirmative	—	—	1,673,330	8,121,662	14,520,071	10,351,199	1,221,162	1,165,618	766,407	1,838,097	2,344,397	9,006,956
Against	—	—	102,493	981,911	764,044	556,069	57,683	8,031	4,652	106,221	332,600	501,629
Abstain	—	—	88,916	454,978	823,728	657,886	45,425	50,300	138,149	366,181	198,523	558,360
C-3 Foreign Securities
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
C-4 Options
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
C-5 Futures and Options for Hedging
Affirmative	3,830,867	18,404,394	1,722,057	7,957,128	14,486,923	10,366,279	1,257,869	1,161,892	765,080	1,790,181	2,325,993	9,005,947
Against	163,058	1,103,754	59,464	1,122,965	731,704	514,800	18,099	13,883	2,312	145,317	358,545	462,642
Abstain	256,645	1,310,160	83,218	478,458	889,216	684,076	48,302	48,176	141,816	375,000	190,981	598,357
C-6 Joint Transactions
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
C-7 Investment Companies
Affirmative	—	—	1,724,140	8,214,858	14,640,720	10,493,559	1,259,390	1,172,364	764,115	1,850,582	2,334,778	9,085,152
Against	—	—	54,873	824,823	587,705	418,980	16,578	11,999	2,110	105,355	266,531	411,862
Abstain	—	—	85,726	518,871	879,419	652,615	48,302	39,587	142,983	354,561	274,210	569,932
C-8 Diversification
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—

158	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
C-9 Diversification
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
C-10 Diversification
Affirmative	—	—	—	—	—	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—	—	—	—	—	—
C-11 Diversification
Affirmative	3,870,887	18,454,932	—	—	—	—	—	—	—	—	—	—
Against	106,305	1,098,844	—	—	—	—	—	—	—	—	—	—
Abstain	273,377	1,264,532	—	—	—	—	—	—	—	—	—	—

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
C-12 Primary Investments
Affirmative	8,328,314	—	10,311,372	—	15,250,031	5,043,722	1,451,332	—	2,705,373	—	—	11,258,998
Against	292,906	—	298,178	—	712,335	257,141	105,155	—	379,695	—	—	578,512
Abstain	972,584	—	987,971	—	667,886	242,468	92,753	—	126,989	—	—	829,679
C-13 Short Sales Against the Box
Affirmative	8,037,444	24,574,123	10,333,203	1,880,287	14,929,113	4,990,616	1,318,511	2,550,786	2,691,244	1,875,690	2,772,654	10,920,021
Against	677,480	1,402,502	280,138	84,431	1,004,464	273,514	229,411	142,958	380,149	162,222	190,647	795,576
Abstain	878,879	1,718,550	984,181	132,676	696,675	279,202	101,319	224,464	140,664	287,644	339,946	951,591
C-14 Zero Coupon and Pay-In-Kind Securities
Affirmative	8,059,258	24,928,144	10,191,875	1,906,609	14,780,244	5,002,771	1,332,039	2,540,120	2,715,203	1,886,853	2,791,761	10,969,962
Against	589,873	984,595	338,557	84,945	1,106,919	250,533	212,661	140,442	359,006	144,377	167,268	517,159
Abstain	944,672	1,782,437	1,067,090	105,839	743,090	290,027	104,540	237,646	137,848	294,325	344,219	1,180,068

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
C-12 Primary Investments
Affirmative	3,927,548	—	—	8,174,520	14,636,878	10,501,058	—	—	—	—	—	9,124,227
Against	68,908	—	—	921,609	600,793	419,371	—	—	—	—	—	372,097
Abstain	254,113	—	—	462,423	870,172	644,725	—	—	—	—	—	570,622
C-13 Short Sales Against the Box
Affirmative	3,874,530	18,317,038	1,699,186	7,926,173	14,385,310	10,320,004	1,248,218	1,175,174	759,851	1,837,234	2,320,551	8,971,372
Against	116,666	1,163,536	80,079	1,152,258	788,194	543,394	27,750	9,188	7,541	97,657	280,759	478,253
Abstain	259,373	1,337,733	85,474	480,121	934,339	701,757	48,302	39,587	141,816	375,607	274,210	617,321
C-14 Zero Coupon and Pay-In-Kind Securities
Affirmative	3,883,010	18,494,093	1,694,681	8,204,512	14,464,101	10,375,682	1,248,071	1,176,314	758,579	1,837,234	2,314,418	9,027,946
Against	105,655	975,826	85,693	812,706	690,850	472,302	25,523	3,840	2,932	97,657	275,046	412,698
Abstain	261,904	1,348,388	84,365	541,334	952,893	717,170	50,676	43,796	147,697	375,607	286,055	626,302

159	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2012 (Unaudited)

Proposal 3—To approve the reclassification of each Portfolio’s investment objective as non-fundamental.

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
Affirmative	8,321,487	24,215,210	10,180,574	1,831,782	15,034,208	5,005,386	1,336,625	2,557,520	2,680,999	1,860,705	2,767,072	10,638,555
Against	379,092	1,329,518	359,565	140,178	866,541	291,884	100,041	133,357	391,441	133,033	154,223	790,372
Abstain	893,225	2,150,448	1,057,382	125,434	729,504	246,061	212,574	227,332	139,617	331,818	381,953	1,238,261

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
Affirmative	3,879,636	18,107,493	1,689,409	7,998,179	14,401,399	10,259,853	1,011,089	1,187,498	781,762	1,831,588	2,260,510	8,916,302
Against	92,600	1,244,496	74,320	1,117,157	779,754	558,481	48,687	13,438	4,409	103,303	300,463	524,554
Abstain	278,334	1,466,319	101,010	443,215	926,690	746,820	264,494	23,014	123,038	375,607	314,546	626,090

160	(continued)

Ohio National Fund, Inc.

Additional Information	June 30, 2012 (Unaudited)

(1)	Review and Approval of Advisory and Sub-advisory Agreements

There were no approvals of advisory or sub-advisory contracts during the six-month period ended June 30, 2012. The most recent comprehensive annual approval of advisory and sub-advisory contracts occurred during the November 7, 2011 meeting of the Fund’s Board.

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2012 and held through June 30, 2012.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 1/1/2012	Ending Investment Value 6/30/2012	Expense Paid During Period* 1/1/2012 –6/30/2012	Expense Ratio During Period 1/1/2012 –6/30/2012 (Annualized)
Equity	$1,000.00	$1,064.62	$4.62	0.90%
Money Market	1,000.00	1,000.00	0.40	0.08%
Bond	1,000.00	1,037.72	3.39	0.67%
Omni	1,000.00	1,033.53	4.04	0.80%
International	1,000.00	1,062.02	5.28	1.03%
Capital Appreciation	1,000.00	1,071.68	4.69	0.91%
Millennium	1,000.00	1,087.44	5.09	0.98%
International Small-Mid Company	1,000.00	1,099.63	6.32	1.21%
Aggressive Growth	1,000.00	1,161.50	5.27	0.98%
Small Cap Growth	1,000.00	1,131.72	5.78	1.09%
Mid Cap Opportunity	1,000.00	1,117.35	5.21	0.99%
S&P 500® Index	1,000.00	1,092.08	2.55	0.49%
Strategic Value	1,000.00	1,054.29	4.75	0.93%
High Income Bond	1,000.00	1,074.79	4.18	0.81%
Capital Growth	1,000.00	1,047.04	5.29	1.04%
Nasdaq-100® Index	1,000.00	1,152.14	2.89	0.54%
Bristol	1,000.00	1,030.28	4.44	0.88%
Bryton Growth	1,000.00	1,076.36	4.90	0.95%
U.S. Equity	1,000.00	1,087.74	5.19	1.00%
Balanced	1,000.00	1,093.46	4.89	0.94%
Income Opportunity	1,000.00	1,038.79	5.83	1.15%
Target VIP	1,000.00	1,091.11	4.47	0.86%
Target Equity/Income	1,000.00	1,047.87	4.38	0.86%
Bristol Growth	1,000.00	1,045.69	4.83	0.95%

161

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2012 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 1/1/2012	Ending Investment Value 6/30/2012	Expense Paid During Period* 1/1/2012 – 6/30/2012	Expense Ratio During Period 1/1/2012 – 6/30/2012 (Annualized)
Equity	$1,000.00	$1,020.39	$4.52	0.90%
Money Market	1,000.00	1,024.47	0.40	0.08%
Bond	1,000.00	1,021.53	3.37	0.67%
Omni	1,000.00	1,020.89	4.02	0.80%
International	1,000.00	1,019.74	5.17	1.03%
Capital Appreciation	1,000.00	1,020.34	4.57	0.91%
Millennium	1,000.00	1,019.99	4.92	0.98%
International Small-Mid Company	1,000.00	1,018.85	6.07	1.21%
Aggressive Growth	1,000.00	1,019.99	4.92	0.98%
Small Cap Growth	1,000.00	1,019.44	5.47	1.09%
Mid Cap Opportunity	1,000.00	1,019.94	4.97	0.99%
S&P 500® Index	1,000.00	1,022.43	2.46	0.49%
Strategic Value	1,000.00	1,020.24	4.67	0.93%
High Income Bond	1,000.00	1,020.84	4.07	0.81%
Capital Growth	1,000.00	1,019.69	5.22	1.04%
Nasdaq-100® Index	1,000.00	1,022.18	2.72	0.54%
Bristol	1,000.00	1,020.49	4.42	0.88%
Bryton Growth	1,000.00	1,020.14	4.77	0.95%
U.S. Equity	1,000.00	1,019.89	5.02	1.00%
Balanced	1,000.00	1,020.19	4.72	0.94%
Income Opportunity	1,000.00	1,019.14	5.77	1.15%
Target VIP	1,000.00	1,020.59	4.32	0.86%
Target Equity/Income	1,000.00	1,020.59	4.32	0.86%
Bristol Growth	1,000.00	1,020.14	4.77	0.95%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

162	(continued)

Ohio National Fund, Inc.

Information about Directors and Officers	June 30, 2012 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios	Principal Occupation(s) and Other Directorships During Past Five Years
Independent Directors

James E. Bushman One Financial Way Cincinnati, Ohio	67	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since March 2000	24	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008), Air Transport Services Group, Inc., The Littleford Group, Inc. (1984-2010), Hilltop Basic Resources, Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital, The University of Cincinnati Foundation.

George M. Vredeveld One Financial Way Cincinnati, Ohio	69	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	24	Alpaugh Professor of Economics: University of Cincinnati; President: Economics Center for Education & Research.

John I. Von Lehman One Financial Way Cincinnati, Ohio	59	Director, Member of Audit and Independent Directors Committees	Indefinite; Since August 2007	24	Former Executive Vice President, CFO, Secretary: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee and Investment Commitee member: Life Enriching Communities; Investment Committee: Xavier University Foundation.

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	57	Director, Member of Audit and Independent Directors Committees	Indefinite; Since April 2012	24	Director, ALLETE,Inc. (2004-present); Director, SocialVenture Partners(2009-present)
Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	72	Chairman of the Board and Director	Indefinite; Since July 1997	24	Insurance industry consultant (April 2010 to present), Director: NSLA and Fiduciary Capital Management, Inc. (Ohio National-affiliated companies); Director: Dow Target Variable Fund LLC and Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera. Prior to March 2010, was President of the Fund, Director and Vice Chairman of ONLIC; Prior to May 2010 was President and CEO of NSLA, Director of ONI and various other Ohio National-affiliated companies.
Officers

Christopher A. Carlson One Financial Way Cincinnati, Ohio	53	President	Indefinite; Since March 2000	24	Executive Vice President and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies. Prior to March 2010, was Vice President of the Fund.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	59	Vice President	Indefinite; Since February 1998	24	Executive Vice President and Chief Marketing Officer — Institutional Sales: ONLIC; Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

Dennis R. Taney One Financial Way Cincinnati, Ohio	64	Chief Compliance Officer	Indefinite; Since August 2004	24	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC, ONI, NSLA, and other Ohio National-affiliated companies.

R. Todd Brockman One Financial Way Cincinnati, Ohio	43	Treasurer	Indefinite; Since August 2004	24	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI.

163

Ohio National Fund, Inc.

Information about Directors and Officers (Continued)	June 30, 2012 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios	Principal Occupation(s) and Other Directorships During Past Five Years

Kimberly A. Plante One Financial Way Cincinnati, Ohio	38	Secretary	Indefinite; Since March 2005	24	Senior Associate Counsel: ONLIC; Secretary: ONI; Officer of various other Ohio National-affiliated companies. Prior to August 2007 was Assistant Secretary.

Catherine E. Gehr One Financial Way Cincinnati, Ohio	40	Assistant Treasurer	Indefinite; Since March 2005	24	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

Katherine L. Scott One Financial Way Cincinnati, Ohio	33	Assistant Secretary	Indefinite; Since August 2007	24	Assistant Counsel: ONLIC; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

164

Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1325 Rev. 8-12

Item 2.    Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.    Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.

Item 4.    Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a) Audit Fees.

      Fiscal year ended December 31, 2011: $284,000

      Fiscal year ended December 31, 2010: $276,000

(b) Audit-Related Fees.

      Professional services rendered in connection with the consent on the Fund’s N1A filing.

      Fiscal year ended December 31, 2011: $5,000

      Fiscal year ended December 31, 2010: $4,750

(c) Tax Fees.                          None.

(d) All Other Fees.                 None.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2) Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2011 and 2010, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f) Not applicable.

(g)

There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)

Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.    Audit Committee Of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

Not applicable.

Item 7.    Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.  Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

    The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
September 6, 2012

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
September 6, 2012